As Filed with the Securities and Exchange Commission on April 24, 2013

Registration File Nos. 811-22659

333-183060

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 1	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
AMENDMENT NO. 4	☒

(Check appropriate box or boxes.)

TIAA-CREF LIFE SEPARATE

ACCOUNT VLI-2

(Exact name of registrant)

TIAA-CREF LIFE INSURANCE

COMPANY

(Name of depositor)

730 Third Avenue

New York, NY 10017-3206

(Address of depositor’s principal executive offices)

Depositor’s Telephone Number, including Area Code: (877) 694-0305

Copy to:

Ken Reitz, Esq.

TIAA-CREF Life Insurance Company

8500 Andrew Carnegie Boulevard, SSC-C2-08

Charlotte, NC 28262

(704) 988-4455

(Name and address of agent for service)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485

☒ on May 1, 2013 pursuant to paragraph (b) of Rule 485

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐ on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: M Intelligent Survivorship VUL Flexible Premium Individual Last Survivor Variable Universal Life Insurance Policy.

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

PROSPECTUS

MAY 1, 2013

M INTELLIGENT SURVIVORSHIP VUL

Flexible Premium Last Survivor Variable Universal Life Insurance Policy Issued by TIAA-CREF Life Separate Account VLI-2 and TIAA-CREF Life Insurance Company.

This prospectus describes information you should know before investing in the M Intelligent Survivorship VUL, a flexible premium last survivor variable universal life insurance policy (the “Policy”) issued by TIAA-CREF Life Insurance Company (the “Company”). Before you invest, please read this prospectus carefully, along with the Portfolio prospectuses, and keep them for future reference. We issue the Policy on a last survivor basis as M Intelligent Survivorship VUL. We will pay the Death Benefit Proceeds only upon the death of the Last Surviving Insured.

The Policy is a long-term investment designed to provide significant life insurance benefits for the Insureds. This prospectus provides information that a prospective Owner should know before investing in the Policy. You should consider the Policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the Policy or to finance the purchase of the Policy through a loan or through withdrawals from another policy.

You can allocate your Policy Value to:

■	the fixed account options, which credit a specified rate of interest; or
■	Investment Accounts of TIAA-CREF Life Separate Account VLI-2 (the “Separate Account”), each of which in turn, invests in one of the following series of mutual funds (“Portfolios”)

TIAA-CREF Life Bond Fund

TIAA-CREF Life Growth Equity Fund

TIAA-CREF Life Growth & Income Fund

TIAA-CREF Life International Equity Fund

TIAA-CREF Life Large-Cap Value Fund

TIAA-CREF Life Money Market Fund

TIAA-CREF Life Real Estate Securities Fund

TIAA-CREF Life Small-Cap Equity Fund

TIAA-CREF Life Social Choice Equity Fund

TIAA-CREF Life Stock Index Fund

Delaware VIP Small Cap Value Series—Standard Class

DFA VA Global Bond Portfolio

DFA VA International Small Portfolio

DFA VA International Value Portfolio

DFA VA Short-Term Fixed Portfolio

DFA VA US Large Value Portfolio

DFA VA US Targeted Value Portfolio

ING Clarion Global Real Estate Portfolio—Class I

ING Russell Large Cap Growth Index Portfolio—Class I

M Large Cap Value Fund[1]

M Capital Appreciation Fund

M International Equity Fund

M Large Cap Growth Fund

Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class

PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class

PIMCO VIT Real Return Portfolio—Institutional Class

PIMCO VIT Total Return Portfolio—Institutional Class

PVC Equity Income Account—Class 1

PVC MidCap Account—Class 1[2]

Prudential Series Fund—Natural Resources

Portfolio—Class II

T. Rowe Price® Limited-Term Bond Portfolio

Templeton Developing Markets Securities Fund—Class 1

Vanguard VIF Capital Growth

Vanguard VIF Equity Index

Vanguard VIF High Yield Bond

Vanguard VIF Mid-Cap Index

VanguardVIF Small Company Growth

VanguardVIF REIT Index

VanguardVIF Total Bond Market Index

[1]FormerlyM Business Opportunity Value Fund

[2]FormelyPVC MidCap Blend Account

The prospectuses for the Portfolios provide more information on the Portfolios listed above. Note that the prospectuses for the Portfolios may provide information for other series of the mutual fund that are not available through the Policy. When you consult the Portfolio prospectuses, you should be careful to refer only to the information regarding the Portfolios listed above.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved the Policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Please note that the Policy and the Portfolios:

■	are not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation, the U.S. government or any government agency; and
■	are subject to risks, including loss of the amount invested.

The Policy may not be available for sale in all states and features of the Policy may vary from state to state. Please contact your agent or our Administrative Office to see if the Policy is available in your state and/or to learn more about the Policy features offered in your state.

Administrative Office

P.O. Box 1258

Charlotte, NC 28201-1258

855 809-8333

www.tiaa-cref.org

M Intelligent Survivorship VUL Prospectus	1

POLICY BENEFITS AND RISKS SUMMARY

The Policy is a flexible premium last survivor variable universal life insurance policy. The Policy may be issued either as an individual Policy or as an individual Certificate under a group Policy issued through a discretionary group insurance trust. All discussion of the Policy applies to individual Policies and their application forms and to the Certificates and their enrollment forms unless specified otherwise.

The Policy offers a choice of investments and an opportunity for the Policy Value and death benefit to grow based on the investment results of Investment Options. The Policy Value and death benefit may go up or down on any day depending on the investment results of the Investment Options you select, the Premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). We do not guarantee that Policy Values will increase. You could lose some or all of your money. The Policy is not suitable as a short term savings vehicle because of substantial Policy level charges. The Policy may not be available for sale in all states and features of the Policy may vary from state to state. Please contact our Administrative Office to see if the Policy is available in your state and/or to learn more about the Policy features offered in your state. This prospectus describes all material rights and obligations under the Policy. If certain material provisions under the Policy are changed after the date of this prospectus, in accordance with the Policy, those changes will be described in a supplement to the prospectus. You should carefully read this prospectus in conjunction with any applicable supplements. It is important that you also read the Policy and endorsements, which may reflect additional non-material state variations or other non-material variations.

This summary describes the Policy’s important benefits and risks. The sections in the prospectus following this summary discuss the Policy’s benefits and other provisions in more detail. Capitalized terms not defined within this prospectus are defined in the Glossary at the end of the prospectus.

POLICY BENEFITS

Death Benefit

Death Benefit Proceeds. We pay Death Benefit Proceeds to the Beneficiary of an in-force Policy upon receipt at our Administrative Office of satisfactory proof of death of both Insureds. The Death Benefit Proceeds equal the death benefit under the option you’ve chosen less: (a) any Outstanding Loan Amounts and (b) any unpaid Monthly Charges.

Death Benefit Options. You may choose among three death benefit options under the Policy. After the first Policy Year, you may change death benefit options while the Policy is in force. We calculate the death benefit under each death benefit option as of the date of death of the Last Surviving Insured. A change in death benefit option may have tax consequences. Please see the section entitled “Death Benefit” for more information.

•	Death Benefit Option A is equal to the greater of: the Total Face Amount; or the minimum death benefit required under the Code. This option is known as the level death benefit option.

•

Death Benefit Option B is equal to the greater of: the Total Face Amount plus the Policy Value; or the minimum death benefit required under the Code. This option is known as the increasing death benefit.

•

Death Benefit Option C is equal to the greater of: the Total Face Amount plus all Premiums credited to the Policy since the Issue Date; or the minimum death benefit required under the Code. This option is known as the return of premium death benefit.

When the younger Insured reaches Attained Age 120, the death benefit under any option continues until the Insured’s death, Policy Lapse, or Surrender. The death benefit

M Intelligent Survivorship VUL Prospectus	1

provided by Base Face Amounts continues. The death benefit provided by Supplemental Face Amounts terminates.

The Policy also provides a Charitable Giving Benefit which, if you name a charitable beneficiary for the benefit, pays, upon the death of the Last Surviving Insured, an additional death benefit, over and above the death benefit.

Choice of Tax Test. In order for your Policy to qualify as life insurance under the Code, you must choose one of two tax tests—the Guideline Premium Test or the Cash Value Accumulation Test—at the time you apply for the Policy. The Guideline Premium Test will be used unless you specifically elect the Cash Value Accumulation Test. This election may not be changed once your Policy is issued. Your election may affect the maximum amount of Premium you pay into the Policy, the amount of death benefit and the monthly deductions for the Policy. The Guideline Premium Test generally allows you to maintain a higher Policy Value in relation to death benefits.

In general, the Cash Value Accumulation Test may allow you to make higher Premium payments during the Policy’s early years. It may also provide you greater flexibility with regard to Premium payment amounts. You should consult a tax adviser as to the selection of the tax law test before applying for the Policy.

Changing the Face Amount. You select the initial Total Face Amount when you apply for the Policy. At issue, the Total Face Amount is the sum of the Base Face Amount (“BFA”) coverage and any Supplemental Face Amount (“SFA”) coverage provided. Subject to certain conditions, after the first Policy Year and while the Policy is in force, you may change the Total Face Amount by applying for additional layers of BFA and SFA. You may also reduce Total Face Amount. After issue, Total Face Amount is the sum of all layers of BFA coverage and all layers of SFA coverage you may elect. Changing the Total Face Amount may have tax consequences.

Accelerated Death Benefit (not available in some states). Under the Accelerated Death Benefit feature, you may in some cases receive accelerated payment of part or all of the Policy’s death benefit only if the Last Surviving Insured develops a terminal illness. An acceleration of death benefits may have tax consequences.

Extended Maturity Benefit. We offer an Extended Maturity Benefit that, among other things, discontinues all charges automatically once the younger Insured reaches 120 years of age. The tax consequences associated with keeping a Policy in force after the younger Insured reaches Attained Age 100 are unclear. A tax adviser should be consulted about these consequences.

Right to Cancel, Surrenders, and Partial Withdrawals

Right to Cancel Period. When you receive your Policy, the Right to Cancel Period begins. The length of the Right to Cancel Period varies according to state law. You may return your Policy during this period and receive a refund. Some states require us to refund all payments if you return your Policy during the Right to Cancel Period.

Surrenders. At any time while the Policy is in force, you may make an Acceptable Request to Surrender your Policy and receive the Cash Surrender Value. The Cash Surrender Value is equal to the Policy Value minus any Outstanding Loan Amount.

Partial Withdrawals. Subject to certain limits, you may withdraw part of your Cash Surrender Value from your Policy. Partial withdrawals may have tax consequences.

Please see the section entitled “The Policy” for more information on the Right to Cancel and the section entitled “Surrenders and Partial Withdrawals” for more information on Surrenders and partial withdrawals.

Transfers and Loans

Transfers. Subject to limitations, you may transfer portions of your Policy Value among the Investment Accounts and between the Investment Accounts and the fixed account options. See “Transfer Policies Relating to Market Timing and Frequent Trading” for information about situations in which we may seek to limit certain types of transfer activity.

Please see the section entitled “Transfers” for more information.

Loans. You may take a loan (minimum $500) from your Policy at any time after the end of the Right to Cancel Period while either Insured is still alive. The maximum loan you may take, including any existing indebtedness, is 90% of the Policy Value. We charge you interest in arrears on your loan at a current fixed annual rate of 4% in years 1 through 10 and 3% in years 11 and thereafter. We credit interest on amounts in the Loan Account (“earned interest rate”) at a current fixed annual rate of 3%. You may increase your risk of Lapse if you take a loan. Loans may have tax consequences.

Please see the section entitled “Loans” for more information.

Optional Benefits—Riders and Endorsements

Subject to our approval, you may add from among the additional Riders or endorsements to your Policy that may allow you to tailor your Policy to your needs and objectives.

•

Charitable Giving Benefit. The Charitable Giving Benefit pays, upon the death of the Last Surviving Insured, an additional death benefit, over and above the Death Benefit Proceeds, equal to one percent (1%) of the Policy’s BFA, but the additional benefit can be no greater than $100,000.

•

Overloan Protection Endorsement. This Rider, at no additional charge except when activated, prevents the Policy from lapsing if the Policy is ever overloaned as defined in the “Riders and Endorsements” section of this prospectus.

•

Policy Split Rider. This Rider allows the base Policy to be split into two single life Policies in the event of a divorce between two married Insureds or business dissolution between two Insured partners or significant shareholders. There is no additional charge for this Rider.

2	Prospectus M Intelligent Survivorship VUL

•

Enhanced Policy Split Rider. This Rider allows the base Policy to be split into two single life Policies in the case of significant changes in the Federal Unlimited Marital Deduction. There is no additional charge for this Rider.

•

Estate Protection Rider. This rider offers an additional death benefit during the first four policy years equal to 123% of the Total Face Amount. See the “Riders and Endorsements” section of this prospectus for additional details and limitations. There is no additional charge for this Rider.

Please see the section entitled “Riders and Endorsements” for more information.

Personal Illustrations

You may receive personalized illustrations in connection with the purchase of the Policy that reflect the Insureds own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of termination and the charges and deductions under the Policy. They will also help you to compare the Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

POLICY RISKS

Financial Condition of TIAA-CREF Life

The benefits under your Policy are paid by us from our General Account assets and/or your Policy Value held in the Separate Account. It is important that you understand how your Policy works and how our ability to meet our obligations affects your Policy. Payment of your Policy benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for Policy Value allocated to the Investment Accounts. Your Policy Value in the Investment Accounts is part of the assets of the Separate Account. These assets are segregated and insulated from our General Account and may not be charged with liabilities arising from any other business that we may conduct. This means that your Policy Value allocated to the Separate Account should generally not be adversely affected by the financial condition of our General Account. See this prospectus’ “The Separate Account and the Portfolios” section.

Assets in the General Account. Policy guarantees that exceed your Policy Value allocated to the Investment Accounts, such as death benefit exceeding Policy Value allocated to the Investment Accounts, are paid from our General Account (not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Policy in excess of Policy Value allocated to the Investment Accounts are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account may also be available to cover the liabilities of our General Account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Policies supported by it. We issue other types of insurance policies and financial products as well, and some of these products are supported by the assets in our General Account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold amounts required under state regulation to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. Our financial statements and the financial statements of the Separate Account are located in the Statement of Additional Information (“SAI”). The financial statements of the Separate Account include information about all the contracts offered through the Separate Account. For information on how to obtain a copy of the SAI, see the last page of this prospectus. More information about TIAA-CREF Life is available on our website at http://www.tiaa-cref.org.

Investment Risk

If you invest your Policy Value in one or more Investment Accounts, then you will be subject to the risk that investment performance will be unfavorable and that your Policy Value will decrease. In addition, we deduct charges from your Policy Value, which can significantly reduce your Policy Value. During times of poor investment performances, this deduction will have an even greater impact on your Policy Value. You could lose everything you invest. If you allocate Net Premiums to the fixed account options, then we credit your Policy Value (in the fixed account options) with declared rates of interest, but you assume the risk that the rates may decrease, although they will never be lower than the guaranteed minimum annual effective rates for the Policy.

Long-Term Commitment

Owning a Policy entails a variety of fees and expenses, including a Cost of Insurance charge, Administrative Expense Charge, Policy Fee, Asset Based Risk Charge, and a

M Intelligent Survivorship VUL Prospectus	3

Premium Expense Charge, as described under “Charges and Deductions.” As a result, the Policy is not suitable as a short-term savings vehicle. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to Surrender it or make a partial withdrawal in the near future. We have designed the Policy to meet long-term financial goals.

Risk of Lapse

If your Policy Value less outstanding debt is not enough to pay any charges, including the Monthly Charge, and the No-Lapse Guarantee is not in effect, your Policy will enter a Grace Period. We will notify you that the Policy will Lapse unless you make a sufficient payment during the Grace Period and will request that you make a payment before the end of the Grace Period that is equal to the lesser of any unpaid charges plus three current Monthly Charge deductions or the amount needed to satisfy the premium requirement of the No-Lapse Guarantee. You may reinstate a Lapsed Policy, subject to certain conditions.

Tax Risks

We anticipate that the Policy should qualify as a life insurance contract under guidance provided pursuant to federal tax law. There is less certainty, however, with respect to whether Policies issued on a substandard basis (i.e., an Underwriting Class involving higher than standard mortality risk) may qualify as a life insurance contract under Federal tax law, particularly if you pay the full amount of Premiums permitted under the Policy, because there is less guidance. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Policy Value under a Policy until there is a distribution from the Policy. Moreover, the death benefit under a Policy is excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be subject to federal income tax on the Death Benefit Proceeds.

Depending on the total amount of Premiums you pay or changes you make to the Policy, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, then Surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on Surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will not be treated as distributions unless the Policy Lapses while a loan is outstanding. Finally, distributions and loans from a Policy that is not a MEC are not subject to the 10% penalty tax. It is not clear that we can take effective action in all possible circumstances to prevent a Policy from being classified as a MEC.

The tax consequences associated with keeping a Policy in force after the younger Insured reaches Attained Age 100 are unclear. A tax adviser should be consulted about these consequences.

See “Federal Tax Considerations.” You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Loan Risks

A Policy loan, whether or not repaid, will affect Policy Value over time because we subtract the amount of the loan from the Investment Options as collateral and hold it in the Loan Account. This loan collateral does not participate in the investment performance of the Investment Accounts or receive any higher current interest rate credited to the fixed account options.

We reduce the amount we pay on the death of the Last Surviving Insured by the amount of any Outstanding Loan Amounts. A Policy loan will also reduce your Cash Surrender Value and thereby increase the risk of Lapse, particularly when the investment returns of the amounts remaining in the Investment Accounts are low. Any transfers made from the Investment Accounts and/or the fixed account options as a result of unpaid interest charges will further increase this risk.

A loan may have tax consequences.

Portfolio Risks

A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio’s prospectus. Please refer to the Portfolios’ prospectuses for more information.

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FEE TABLE

The following tables describe the fees and expenses that an Owner will pay when buying and owning the Policy. If the amount of a charge varies depending on the individual characteristics of the Owner or Insureds, such as Issue Age, gender or Underwriting Class, the tables show the minimum and maximum possible charges, as well as the charges for a typical Owner or Insureds. These minimum, maximum and typical charges may assist you in understanding the range of possible charges as well as the charge a typical Owner or Insureds may pay, but these charges may not be representative of the amount you actually pay. We may agree to your request to deduct Advisory Fees from your Policy pursuant to your independent agreement with a registered investment advisor, but such expenses are not reflected in the tables below.

TRANSACTION FEES

The following table describes the fees and expenses that an Owner will pay at the time he or she buys the Policy, Surrenders the Policy, or transfers Policy Value among the Investment Options. Please see the “Charges and Deductions” section for more information, including the methods for deducting the amounts due.

		Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current Charge
Premium Expense Charge (as a % of premium)	Upon receipt of each Premium payment	1st 10 Yrs: 10% Yrs 11+: 5%	Yrs 1 to 3: 10% Yrs 4 to 10 up to 10 Targets: 10% Yrs 4 to 10 above 10 Targets: 5% Yrs 11+: 5%
Partial Withdrawal Charge	At the time of each withdrawal	$20.00	$0.00
Transfer Charge	Upon transfer	$0.00 on first 12 transfers each policy year, $25.00 on each transfer thereafter	$0.00
Accelerated Death Benefit Charge	At the time the accelerated death benefit is paid	$200.00[1]	$0.00[1]

[1]	In addition, the proceeds of the accelerated death benefit are discounted for 1 year at a rate equal to the greater of:

•	the yield on 90-day Treasury bills on the date the application was approved, or

•

the current maximum statutory adjustable policy loan interest rate equal to the Moody’s Corporate Bond Yield Average—Monthly Average Corporate , published by Moody’s Investors Service, Inc., for the calendar month ending two months prior to the date the request is approved.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

The following table describes the fees and expenses that an Owner will pay periodically during the time he or she owns the Policy, not including the fees and expenses of the Portfolios.

Annual Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current Charge
Policy Fee	At the beginning of each policy month	$240.00	$240.00
Administrative Expense Charge—Base Face Amount (per $1,000 BFA in first 5 years only)	At the beginning of each policy month	Minimum $0.438192 Maximum $50.3466 Representative Charge[2] $6.05901675	Minimum $0.438192 Maximum $50.346216 Representative Charge[2] $4.8472134
Administrative Expense Charge —Supplemental Face Amount (per $1,000 SFA in first 5 years only)	At the beginning of each policy month	Minimum $0.0657234 Maximum $8.5445166 Representative Charge[2] $.09089424	Minimum $0.06572016 Maximum $6.83561328 Representative Charge[2] $0.72715392
Cost of Insurance[3]—Base Face Amount (per $1,000 of Net Amount at Risk—higher rates may apply to substandard risks)	At the beginning of each policy month	Minimum $0.000036 Maximum $1,000 Representative Charge[4] $0.01908	Minimum $0.000036 Maximum $1,000 Representative Charge[4] $0.001524

M Intelligent Survivorship VUL Prospectus	5

Annual Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current Charge
Cost of Insurance[3]— Supplemental Face Amount (per $1,000 of Net Amount at Risk—higher rates may apply to substandard risks)	At the beginning of each policy month	Minimum $0.000036 Maximum $1,000 Representative Charge[4] $0.01908	Minimum $0.000036 Maximum $1,000 Representative Charge[4] $0.001416

[2]

Charge is for preferred non-tobacco underwriting risks, male Issue Age 55, female Issue Age 52, $2,500,000 Base Face Amount, and a $2,500,000 Supplemental Face Amount, Premium of $30,000 in Policy Year 1.

[3]

The Cost of Insurance charges vary based on Issue Ages, gender (in most states), Underwriting Classes, and Policy Year. The charge generally increases as the Issue Age increases. The Net Amount at Risk is equal to: the death benefit discounted for a month of interest minus the Policy Value on the Monthly Charge Date. The Cost of Insurance charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed Cost of Insurance charge applicable to Your Policy, and more detailed information concerning your Cost of Insurance charges is discussed in the “Charges and Deductions—Monthly Charge” section of this prospectus and is available on request from our Administrative Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon each Insured’s gender in most states, age and Underwriting Class, the death benefit option, face amount, planned Premiums, and requested Riders. Substandard classifications provide for higher rates with a maximum guaranteed annual rate of $1,000 per $1,000 of Net Amount at Risk and a maximum current annual rate of $1,000 per $1,000 of Net Amount at Risk.

[4]	Charge is for preferred non-tobacco underwriting risks, male Issue Age 55, female Issue Age 52, $2,500,000 Base Face Amount, and a $2,500,000 Supplemental Face Amount, Policy Year 1.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES (continued)

Annual Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current Charge
Asset Based Risk Charge (% of Policy Value invested in the Investment Accounts)	At the beginning of each policy month	Yrs 1 to 15: 0.60% Yrs 16+: 0.24%	If policy value in the investment accounts is less than 25% of the face amount: Yrs 1 to 15: 0.60% Yrs 16+: 0.24%
Loan Interest Charge	Daily, charged against the Outstanding Loan Amount plus accrued interest	Yrs 1–10: 4.50% Yrs 11+: 3.50%	If policy value in the investment accounts is at least 25% of the face amount: Yrs 1 to 15: 0.42% Yrs 16+: 0.06% Yrs 1–10: 4.00% Yrs 11+: 3.00%
Extended Maturity Benefit		No Additional Charge	No Additional Charge
Reinstatement Interest Charge	Upon reinstatement of a Lapsed Policy	6% assessed against and added to unpaid Monthly Charges from the date the Policy Lapsed to the date it is reinstated.	6% assessed against and added to unpaid Monthly Charges from the date the Policy Lapsed to the date it is reinstated.
Charges for Other Benefits:[5]
Charitable Giving Benefit		No Additional Charge	No Additional Charge
Overloan Protection Endorsement		No Additional Charge[6]	No Additional Charge[6]

[5]

These charges may vary based on the Issue Ages of the Insureds, gender (in most states), Underwriting Classes, Policy Value, Policy Year, Face Amount, death benefit option, and Net Amount at Risk. The charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed charges applicable to Your Policy, and more detailed information concerning Your charges is available upon request from our Administrative Office.

[6]	There is no specific charge but the Policy Value will be reduced when the Overloan conditions are met.

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ANNUAL PORTFOLIO OPERATING EXPENSES:

The following table shows the minimum and maximum total operating expenses charged by the currently available Portfolios that you may pay periodically during the time you own the Policy, both before and after any contractual fee waivers or reimbursements. These are based on the management fees, distribution (Rule 12b-1) fees, and other expenses charged by the Portfolios during the fiscal year ended December 31, 2012. Expenses of the Portfolios may be higher or lower in the future. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

	Minimum	Maximum
Gross Total Annual Portfolio Operating Expenses (before any contractual waivers or reimbursements) (expenses that are deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)	0.17%	1.35%
Net Total Annual Portfolio Operating Expenses (net of any contractual waivers or reimbursements) (expenses that are deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)[1]	0.09%	1.35%

[1]

Certain of the Portfolios have entered into contractual expense waiver or reimbursement arrangements that reduce Portfolio expenses during the period of the arrangement. These arrangements vary in length and are in place at least through April 30, 2014. More detail concerning the Portfolios’ contractual waivers and reimbursements can be found in the footnotes accompanying the next table.

The following table shows the fees (including management fees, distribution (Rule 12b-1) fees and other expenses) charged by each Portfolio as a percentage of average daily net assets for the fiscal year ended December 31, 2012. Portfolio expenses are not fixed or specified under the terms of the Policy, and may change periodically. For further information, consult the Portfolios’ prospectus.

Portfolio	Management Fees	Distribution (12b-1) or Service Fees[1]	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
TIAA-CREF Life Bond Fund[2]	0.30%	0.00%	0.23%	0.00%	0.53%	0.18%	0.35%
TIAA-CREF Life Growth Equity Fund[3]	0.45%	0.00%	0.29%	0.00%	0.74%	0.22%	0.52%
TIAA-CREF Life Growth & Income Fund[3]	0.45%	0.00%	0.24%	0.00%	0.69%	0.17%	0.52%
TIAA-CREF Life International Equity Fund[4]	0.50%	0.00%	0.30%	0.00%	0.80%	0.20%	0.60%
TIAA-CREF Life Large-Cap Value Fund[3]	0.45%	0.00%	0.25%	0.00%	0.70%	0.18%	0.52%
TIAA-CREF Life Money Market Fund[5]	0.10%	0.00%	0.29%	0.00%	0.39%	0.24%	0.15%
TIAA-CREF Life Real Estate Securities Fund[6]	0.50%	0.00%	0.21%	0.00%	0.71%	0.14%	0.57%
TIAA-CREF Life Small-Cap Equity Fund[7,8]	0.48%	0.00%	0.27%	0.02%	0.77%	0.20%	0.57%
TIAA-CREF Life Social Choice Equity Fund[9]	0.15%	0.00%	0.28%	0.00%	0.43%	0.21%	0.22%
TIAA-CREF Life Stock Index Fund[10]	0.06%	0.00%	0.19%	0.00%	0.25%	0.16%	0.09%
Delaware VIP Small Cap Value Series—Standard Class	0.73%	0.00%	0.08%	0.00%	0.81%	0.00%	0.81%
DFA VA Global Bond Portfolio	0.24%	0.00%	0.05%	0.00%	0.29%	0.00%	0.29%
DFA VA International Small Portfolio	0.50%	0.00%	0.13%	0.00%	0.63%	0.00%	0.63%
DFA VA International Value Portfolio	0.40%	0.00%	0.10%	0.00%	0.50%	0.00%	0.50%
DFA VA Short-Term Fixed Portfolio	0.25%	0.00%	0.05%	0.00%	0.30%	0.00%	0.30%
DFA VA US Large Value Portfolio	0.25%	0.00%	0.05%	0.00%	0.30%	0.00%	0.30%
DFA US Targeted Value Portfolio	0.35%	0.00%	0.06%	0.00%	0.41%	0.00%	0.41%
ING Clarion Global Real Estate Portfolio—Class I11	0.79%	0.00%	0.21%	0.00%	1.00%	0.11%	0.89%
ING Russell Large Cap Growth Index Portfolio—Class I12	0.45%	0.00%	0.14%	0.00%	0.59%	0.10%	0.49%
M Large Cap Value Fund[13]	0.45%	0.00%	0.29%	0.00%	0.74%	0.04%	0.70%
M Capital Appreciation Fund[13]	0.90%	0.00%	0.20%	0.00%	1.10%	0.00%	1.10%
M International Equity Fund[13]	0.70%	0.00%	0.27%	0.00%	0.97%	0.02%	0.95%
M Large Cap Growth Fund[13]	0.61%	0.00%	0.19%	0.00%	0.80%	0.00%	0.80%
Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class	0.85%	0.00%	0.22%	0.00%	1.07%	0.00%	1.07%

M Intelligent Survivorship VUL Prospectus	7

Portfolio	Management Fees	Distribution (12b-1) or Service Fees[1]	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class[15,16]	0.75%	0.00%	0.01%	0.00%	0.76%	0.00%	0.76%
PIMCO VIT Real Return Portfolio—Institutional Class[15,17]	0.50%	0.00%	0.05%	0.00%	0.55%	0.00%	0.55%
PIMCO VIT Total Return Portfolio—Institutional Class	0.50%	0.00%	0.00%	0.00%	0.50%	0.00%	0.50%
PVC Equity Income Account—Class 1	0.48%	0.00%	0.01%	0.00%	0.49%	0.00%	0.49%
PVC MidCap Account—Class 1	0.54%	0.00%	0.01%	0.00%	0.55%	0.00%	0.55%
Prudential Series Fund—Natural Resources Portfolio—Class II	0.45%	0.25%	0.20%	0.00%	0.90%	0.00%	0.90%
T. Rowe Price® Limited-Term Bond Portfolio	0.70%	0.00%	0.00%	0.01%	0.71%	0.00%	0.71%
Templeton Developing Markets Securities Fund—Class 1	1.10%	0.00%	0.25%	0.00%	1.35%	0.00%	1.35%
Vanguard VIF Capital Growth Portfolio	0.37%	0.00%	0.04%	0.00%	0.41%	0.00%	0.41%
Vanguard VIF Equity Index Portfolio	0.14%	0.00%	0.03%	0.00%	0.17%	0.00%	0.17%
Vanguard VIF High Yield Bond Portfolio	0.25%	0.00%	0.04%	0.00%	0.29%	0.00%	0.29%
Vanguard VIF Mid-Cap Index Portfolio	0.22%	0.00%	0.04%	0.00%	0.26%	0.00%	0.26%
Vanguard VIF Small Company Growth Portfolio	0.34%	0.00%	0.04%	0.02%	0.40%	0.00%	0.40%
Vanguard VIF REIT Index Portfolio	0.25%	0.00%	0.03%	0.00%	0.28%	0.00%	0.28%
Vanguard VIF Total Bond Market Index Portfolio	0.17%	0.00%	0.03%	0.00%	0.20%	0.00%	0.20%

[1]	Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

[2]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.35% of average daily net assets for the shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2014 unless changed with approval of the Board of Trustees.

[3]

Under the Funds’ expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.52% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2014 unless changed with approval of the Board of Trustees.

[4]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.60% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2014 unless changed with approval of the Board of Trustees.

[5]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.15% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2014 unless changed with approval of the Board of Trustees.

[6]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.57% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2014 unless changed with approval of the Board of Trustees.

[7]

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which the Fund invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly as a result of the Fund’s investments. Because “Acquired Fund Fees and Expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial Highlights in this Prospectus and the Fund’s annual report.

[8]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.55% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2014 unless changed with approval of the Board of Trustees.

[9]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.22% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2014 unless changed with approval of the Board of Trustees.

[10]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other transactional expenses,

8	Prospectus M Intelligent Survivorship VUL

Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.09% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2014 unless changed with approval of the Board of Trustees.

[11]

The adviser is contractually obligated to limit expenses to 0.90% through May 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days prior to the end of the then current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The adviser is also contractually obligated to waive a portion of the management fee through May 1, 2014. Based upon net assets as of December 31, 2012, the management fee waiver for the Portfolio would be (0.01)%. There is no guarantee that the management fee waiver will continue after May 1, 2014. The waiver will only renew if the adviser elects to renew it.

[12]

The adviser is contractually obligated to limit expenses to 0.50% through May 1, 2014. There is no guarantee the obligation will continue after May 1, 2014. The obligation will only renew if the adviser elects to renew it. Also, the adviser is contractually obligated to waive 0.10% of the management fee through May 1, 2014. There is no guarantee that the management fee waiver will continue after May 1, 2014. The management fee waiver will only renew if the adviser elects to renew it. These obligations are not eligible for recoupment.

[13]

For the period from May 1, 2013 to April 30, 2014, the Adviser has contractually agreed to reimburse the Fund for certain operating expenses (other than advisory fees, brokerage commissions or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the Fund’s annualized average daily net assets.

[15]

“Other Expenses” reflect interest expense and is based on the amount incurred during the Portfolio’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. Interest expense is required to be treated as a Portfolio expense for accounting purposes and is not payable to PIMCO. The amount of interest expense (if any) will vary based on the Portfolio’s use of such investments as an investment strategy.

[16]	Total Annual Portfolio Operating Expenses excluding interest expense is 0.75% for the Institutional Class shares.

[17]	Total Annual Portfolio Operating Expenses excluding interest expense is 0.50% for the Institutional Class shares.

M Intelligent Survivorship VUL Prospectus	9

THE POLICY

PURCHASING A POLICY

To purchase a Policy, you must submit a completed application to us at our Administrative Office. The minimum Total Face Amount is generally $100,000. At our option, we may have different minimum Total Face Amounts for certain classes of Policies.

Generally, the Policy is available for Insureds between Issue Ages 0–90. Issue Ages may vary by state. Please call the Administrative Office for details. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

While your application is being reviewed, we may make available to you temporary life insurance coverage if you have signed a Temporary Insurance Agreement (TIA) and made an advanced payment. The temporary coverage begins on the later of the date the TIA is signed and the date the payment is received, has a maximum amount and is subject to other conditions. Pending approval of your application, any advance payments will be held in our general account.

We will notify you when our underwriting process has been completed. Insurance coverage under the Policy will not take effect until the minimum first Premium has been paid.

REPLACING EXISTING INSURANCE

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance. You should talk to your financial professional and/or tax adviser to make sure the exchange will be tax free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial Premium from your existing insurance company, the issuance of the Policy may be delayed.

WHEN INSURANCE COVERAGE TAKES EFFECT

Insurance coverage under the Policy will take effect only if both the proposed Insureds are alive and in the same condition of health as described in the application when we deliver the Policy to you, and if the minimum first Premium has been paid. We begin to deduct Monthly Charges from your Policy Value on the Policy Date.

RIGHT TO CANCEL

You may cancel a Policy during the Right to Cancel Period by providing Acceptable Notice of cancellation and returning the Policy to us. The Right to Cancel Period begins when you receive the Policy and generally expires after a period determined under state law. If you decide to cancel the Policy during the Right to Cancel Period, we will treat the Policy as if we never issued it. Within 7 days after we receive the returned Policy, we will refund an amount equal to the sum of:

•	The Policy Value as of the end of the Business Day we receive the returned Policy, plus

•	Any Premium Expense Charge deducted from Premiums paid, plus

•	Any Monthly Charges charged against the Policy Value, plus

•	An amount reflecting any other charges deducted under the Policy.

Where state law requires, the refund will equal all payments you made.

OWNERSHIP AND BENEFICIARY RIGHTS

The Policy belongs to the Owner named in the application. While an Insured is alive, the Owner may exercise all of the rights and options described in the Policy. Both Insureds will be the joint owners unless the application specifies a different person as the Owner or the Owner is changed thereafter. If the Owner is not both Insureds and dies before the Last Surviving Insured, ownership of the Policy will pass to the next named Owner then living, or if no Owner is living, to the Owner’s estate. To the extent permitted by law, Policy benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment). If a joint Owner has been named and both Owners are living, authorization from both Owners is required for changes and transactions other than the allocation of Premiums. All reference herein to Owner shall be read as applying to single or joint Owners.

The Owner may, subject to certain restrictions, exercise certain rights including selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. We reserve the right to reject assignments that we reasonably believe are intended to develop a secondary market for the Policy, such as selling the Policy to a ‘factoring company’ that pays a discounted lump sum in return for assignments of future death benefits.

Changing the Owner and assigning the Policy may have tax consequences. The principal right of the Beneficiary is the right to receive the Death Benefit Proceeds under the Policy.

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our

10	Prospectus M Intelligent Survivorship VUL

president, a vice president, or our secretary. Upon notice to you, we may modify the Policy:

•

to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our Company, or the Separate Account is subject;

•	to assure continued qualification of the Policy as a life insurance contract under federal tax laws; or

•	to reflect a change in the Separate Account’s operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform with these laws. Any material change to the Policy must be approved by the State Insurance Department of each state where the Policy is made available. Any resulting material change to this prospectus must be registered with the SEC prior to use.

PREMIUMS

MINIMUM INITIAL PREMIUM

The minimum Initial Premium is due on or before the Policy Issue Date. No insurance under the Policy will take effect until the minimum Initial Premium is paid, and the health and other conditions of the Insureds described in the application must not have changed. Any temporary coverage is under a separate policy. The minimum Initial Premium is stated in your Policy and will not be less than $100.

PREMIUM FLEXIBILITY

When you apply for a Policy, you will elect a payment schedule for Premiums that is on a monthly, quarterly, semiannual, annual, or single-sum basis. You are not actually required to pay Premiums according to that (or any) schedule. However, you may greatly increase your risk of Lapse if you do not regularly pay Premiums because the Policy Value may not be sufficient to cover the Monthly Charges when due.

You have flexibility to determine the frequency and the amount of the Premiums you pay, and you can change the planned periodic Premium schedule at any time. If you are submitting a Premium payment pursuant to a Premium reminder notice, the address for payment will be enclosed with the notice. You may also send your Premium payments to our Administrative Office. If you have an outstanding Policy loan, we will credit all payments you send to us as Premium payments unless you provide Acceptable Notice for the payments to be applied as loan repayments. You may also choose to have Premium payments automatically deducted periodically from your bank account under the automatic payment plan. Payment of the planned Premiums or any other level of Premiums does not guarantee that the Policy will not Lapse. See “Policy Lapse and Reinstatement.”

You may not pay any Premiums after the Policy’s Final Policy Date. You may not pay Premiums less than $50, and we reserve the right to limit total Premiums plus transfers allocated to each fixed account option under a Policy to $500,000 each Policy Year. Note that we cannot accept cash, money orders or travelers’ checks. In addition, we will not accept a third-party check where the relationship of the payer to the Owner cannot be identified from the face of the check.

We will or have the right to limit or refund all or part of your Premium payment if:

•	The Premium would disqualify the Policy as a life insurance contract under the Code;

•	The Premium would cause the Policy to become a MEC under the Code, unless you instruct us to accept the Premium; or

•

The Premium would cause an immediate increase in the death benefit as a result of Section 7702 of the Code—the section of the Code that addresses life insurance (unless you provide us with satisfactory evidence of insurability).

You can stop paying Premiums at any time and your Policy will continue in force until the earliest of the date when either: (1) the Last Surviving Insured dies; (2) the Grace Period ends without a sufficient payment (see “Policy Lapse and Reinstatement”); or (3) we receive your Acceptable Request requesting a Surrender of the Policy.

PREMIUM LIMITATIONS

If the Guideline Premium Test is used to determine whether the Policy qualifies as life insurance under the Code, total Premium payments must not exceed certain stated limits—the “guideline premium” amount. We have established procedures to monitor whether aggregate Premiums paid under a Guideline Premium Test Policy exceed those limits. If we become aware that a Premium payment would result in total Premiums exceeding these limits, we will accept only that portion of the Premium that would make total Premiums equal the guideline premium amount. We will not refund any Premium necessary to keep the Policy in force.

The maximum Premium limitations set forth in the Code depend in part upon the amount of the death benefit at any time. As a result, any Policy changes that affect the amount of the death benefit may affect whether cumulative Premiums paid under the Policy exceed the maximum Premium limitations. Premiums may be limited after the younger Insured’s age 100. The tax consequences of keeping a Policy in force after the younger Insured reaches Attained Age 100 are unclear. A tax advisor should be consulted about such consequences. See “Choice of Tax Test” for more information regarding the Guideline Premium Test.

Modified Endowment Contracts (“MECs”). There are special federal income tax rules for distributions from life insurance policies that are MECs. These rules apply to Policy loans, Surrenders, and partial withdrawals. These rules

M Intelligent Survivorship VUL Prospectus	11

apply if the Premiums we receive are greater than the “seven-pay limit” for your Policy as determined under Section 7702A of the Code. The “seven-pay limit” means that, during the first seven years of a policy, the sum of the actual premiums paid may not exceed the sum of the “seven-pay premiums.” Generally, the “seven-pay premium” is the level annual premium, such that if it were paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the “seven-pay premiums” were $1,000, the maximum cumulative premiums that could be paid during the first seven years of a policy to avoid MEC status would be $1,000 in the first year, $2,000 through the first two years, $3,000 through the first three years, etc. Under this test, a policy may or may not be a MEC, depending on the amount of premiums paid during each of the policy’s first seven years. A policy received in exchange for a MEC will be taxed as a MEC even if it would otherwise satisfy the seven-pay test.

Prior to the Policy Date, if we find that your planned periodic Premium would cause your Policy to become a MEC, we will notify you and request further instructions. We will then issue your Policy based on the planned periodic Premium you have selected. If you do not want your Policy to become a MEC, you may reduce your planned periodic Premium to a level that does not cause your Policy to become a MEC. We will then issue your Policy based on the revised planned periodic Premium. See “Federal Tax Considerations—Tax Treatment of Policy Benefits—Modified Endowment Contracts.”

After the Policy Date, if we discover that you have made a Premium payment that would cause your Policy to become a MEC, we will place the Premium amount in a suspense account. We will not apply this amount to your Policy unless and until you acknowledge in writing that you know that the Policy will become a MEC and that you nevertheless wish us to apply this amount to your Policy. Similarly, we will not honor your instructions regarding withdrawals, changes in death benefit options or changes in Face Amounts if any such action would result in the Policy becoming a MEC until you acknowledge in writing that you know that the Policy will become a MEC and that you nevertheless wish us to take such action. Additionally, if your Policy has inadvertently become classified as a MEC, and assuming that you do not want your Policy to be a MEC, we will attempt to enable your Policy to continue to meet the seven-pay test for federal income tax purposes (and not be a MEC) by refunding any excess Premium and related earnings or losses to you. It is not clear, however, if we can take effective action in all possible circumstances to prevent a Policy that has exceeded the applicable Premium limitation from being classified as a MEC.

Exchanges from a Prior Life Policy. We may accept as part of your first Premium money from another life insurance policy that qualifies for a tax-free exchange under Section 1035 of the Code, contingent upon receipt of the cash from that contract. Not all policy exchanges qualify for tax-free exchange treatment. Contract exchanges may have tax consequences. See “Federal Tax Considerations.”

ALLOCATING PREMIUMS

When you apply for a Policy, you must instruct us on the application form to allocate your Net Premium to one or more Investment Options according to the following rules:

•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100%.

•

We will allocate the Net Premium based on the price determined at the end of the Business Day we are deemed to receive it at our Administrative Office according to your current Premium allocation instructions.

•

You can change the allocation instructions for additional Net Premiums without charge by providing us with Acceptable Notice. Any change in allocation instructions will be effective at the end of the Business Day we receive your request.

Unless you provide instructions indicating otherwise, we deduct Monthly Charges pro rata from the Investment Accounts and the fixed account options (see “Monthly Charge”).

Investment returns from amounts allocated to the Investment Accounts will vary with the investment performance of these Investment Accounts and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Investment Accounts. You should periodically review your allocation schedule in light of market conditions and your overall financial objectives.

DELAY IN ALLOCATIONS

Some states require us to refund all payments if you return your Policy during the Right to Cancel Period. In those states, we will allocate Net Premiums received at our Administrative Office during the Right to Cancel Period to the Investment Account that invests in the TIAA-CREF Life Money Market Fund (the “Money Market Account”). Following the end of the Right to Cancel Period, we will allocate that Policy Value among the Investment Accounts and the fixed account options as indicated in your current Premium allocation instructions. If the Right to Cancel Period ends on a non-Business Day, we will allocate Policy Value among the Investment Accounts and the fixed account options using Unit values as of the immediately preceding Business Day. We invest all Net Premiums paid thereafter based on the allocation percentages then in effect.

VALUATIONS

POLICY VALUE

The Policy Value serves as the starting point for calculating important values under a Policy, such as the Cash Surrender Value and, in some cases, the death benefit. The

12	Prospectus M Intelligent Survivorship VUL

Policy Value varies from day to day depending on factors such as the amount and timing of your Premium payment, the performance of the Investment Accounts you have chosen, the interest rates of the fixed account options and Loan Account, Policy charges, how much you have borrowed or withdrawn and the level of Policy and Rider benefits. We do not guarantee a minimum Policy Value.

Policy Value:

•	Equals the sum of all values in the Investment Accounts, the fixed account options, and the Loan Account.

•	is determined first on the Policy Date and then on each date thereafter; and

•	has no guaranteed minimum amount and may be more or less than Premiums paid.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount we pay to you when you Surrender your Policy. We determine the Cash Surrender Value as of the end of the Business Day when we receive your Acceptable Request to Surrender.

Cash Surrender Value at the end of any day equals:

•	the Policy Value as of such date; minus any Outstanding Loan Amount.

INVESTMENT ACCOUNT VALUE

At the end of any Business Day, the Investment Account value is equal to the number of Units in each Investment Account attributable to the Policy multiplied by the Unit value for that Investment Account.

The Number of Units in any Investment Account at the end of any day equals:

•	Units purchased with Net Premiums; plus

•	Units purchased via transfers from another Investment Account, the fixed account options or the Loan Account; minus

•	Units redeemed to pay for Monthly Charges; minus

•	Units redeemed to pay for partial withdrawals; minus

•	Units redeemed to pay transfer charges or any other charges incurred in connection with the exercise of rights under the policy Riders; and minus

•	Units redeemed as part of a transfer to another Investment Account, the fixed account options, or the Loan Account.

Every time you allocate or transfer money to or from an Investment Account, we convert that dollar amount into Units. We determine the number of Units we credit to, or subtract from, your Policy by dividing the dollar amount of the transaction by the Unit value for that Investment Account at the end of the Business Day.

UNIT VALUE

We determine a Unit value for each Investment Account to reflect how investment performance affects the Policy Value. Unit values will vary among Investment Accounts. The Unit value may increase or decrease from one Business Day to the next.

The Unit value of any Investment Account at the end of any Business Day equals:

•	the Unit value of the Investment Account on the immediately preceding Business Day; multiplied by

•	the net investment factor for that Investment Account on that Business Day.

•	The net investment factor:

•	measures the investment performance of an Investment Account from one Business Day to the next;

•	increases to reflect investment income and capital gains (realized and unrealized) for the shares of the underlying Portfolio; and

•	decreases to reflect any capital losses (realized and unrealized) for the shares of the underlying Portfolio, as well as the underlying Portfolio expenses.

Unit values on any non-Business Day are determined using the Unit values as of the most recent prior Business Day.

FIXED ACCOUNT OPTION VALUE

The fixed account option value at the end of any day is equal to:

•	the Net Premium(s) allocated to the fixed account option; plus

•	any amounts transferred to the fixed account option (including amounts transferred from the Loan Account); plus

•	interest credited to the fixed account option; minus

•	amounts deducted from the fixed account option to pay for Monthly Charges; minus

•	amounts withdrawn from the fixed account option; minus

•	amounts deducted from the fixed accounts to pay transfer charges, or any other charges incurred in connection with the exercise of rights under the policy Riders; and minus

•	amounts transferred from the fixed account option to an Investment Account or to the Loan Account.

DEATH BENEFIT

In your application for the Policy, you will tell us how much life insurance coverage you want on the life of each Insured person. This is called the “Total Face Amount.” Total Face Amount is composed of the Base Face Amount (BFA) and any Supplemental Face Amount (SFA) you elect. We reserve the right to limit the SFA to no more than 80% of the Total Face Amount. There are a number of factors you should consider in determining the combination of coverage in the form of the BFA and the SFA. These factors are

M Intelligent Survivorship VUL Prospectus	13

discussed under “Base Face Amount vs. Supplemental Face Amount” section below.

BASE FACE AMOUNT VS. SUPPLEMENTAL FACE AMOUNT

As noted above, you should consider a number of factors in determining whether to elect coverage in the form of BFA or in the form of SFA. Cost of insurance charges are generally lower on a current basis on the SFA portion. However, these savings are balanced by the following differences:

•	The SFA may be subject to a shorter No-Lapse Guaranteed Period (see “No-Lapse Guarantee”).

•	The SFA portion is not included in the Charitable Giving Benefit.

•	The SFA coverage will expire on the policy anniversary nearest the younger Insured person’s 120th birthday.

•	Any SFA with money allocated to a fixed account option will receive a lower guaranteed minimum annual effective credited rate than BFA fixed account allocations.

Please also note that we do not pay compensation to broker-dealers on the SFA portion of the Policy.

DEATH BENEFIT PROCEEDS

As long as the Policy is in force, we will pay the Death Benefit Proceeds to the Beneficiary once we receive at our Administrative Office satisfactory proof of the death of both Insureds. We may require you to return the Policy. We will pay the Death Benefit Proceeds in a lump sum or under another payment method. If all Beneficiaries die before the Last Surviving Insured, we will pay the Death Benefit Proceeds in a lump sum to you or your estate. See “Death Benefit—Payment Methods.”

Death Benefit Proceeds Equal:

•	the death benefit (described below); minus

•	any unpaid Monthly Charges; minus

•	any Outstanding Loan Amounts

If all or part of the Death Benefit Proceeds is paid in one sum, we will pay interest on this sum from the date of death to the date of payment as required by applicable state law.

We may further adjust the amount of the Death Benefit Proceeds under circumstances of suicide and contestability.

DEATH BENEFIT OPTIONS

You must choose in your application among three death benefit options under the Policy: Option A, Option B and Option C. Option A provides a level death benefit, while Options B and C provide increasing death benefits. We calculate the amount available under each death benefit option as of the date of the death of the Last Surviving Insured. Under any option, when Policy Value minus the amount of outstanding Policy loans is insufficient to cover the Monthly Charge, the Policy enters a Grace Period. See “Policy Lapse and Reinstatement” for further detail. Payment of any death benefit in excess of Policy Value is subject to our financial strength and claims-paying ability.

The Death Benefit under Option A is the greater of:

•	the Total Face Amount; and

•	the minimum death benefit required under the tax test you select (described below).

The Death Benefit under Option B is the greater of:

•	the Total Face Amount plus the Policy Value (determined on the date of the death of the Last Surviving Insured); and

•	the minimum death benefit required under the tax test you select (described below).

The Death Benefit under Option C is the greater of:

•	the Total Face Amount plus all of the Premiums credited to the Policy since the Issue Date (determined on the date of the death of the Last Surviving Insured); and

•	the minimum death benefit required under the tax test you select (described below).

Which Death Benefit Option to Choose. If you prefer to have Premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should choose Option B. If you prefer to have an increasing death benefit that only reflects Premium payments, you should choose Option C. If you are satisfied with the amount of the existing insurance coverage and prefer to have Premium payments and favorable investment performance reflected in a reduced cost of insurance charge and a corresponding maximization of Policy Value over time, you should choose Option A. The maximum Premium limit that can be paid into an Option B Policy is higher than for Option A under the Guideline Premium Test. The maximum Premium limit for Option C is the same as for Option A. In addition, partial withdrawals from Option B Policies generally do not reduce the Total Face Amount of coverage, while partial withdrawals from Option A or Option C Policies will reduce the Total Face Amount of coverage. See the section entitled “Surrenders and Partial Withdrawals” for more information on how partial withdrawals affect Policy Value.

The amount of the death benefit may vary with the Policy Value.

•

Under Option A or Option C, the death benefit will vary with the Policy Value whenever the minimum death benefit required under the tax test you choose is greater than the Total Face Amount (Option A) or exceeds the Total Face Amount plus all the Premiums credited to the Policy (Option C).

•	Under Option B, the death benefit will always vary with the Policy Value.

Choice of Tax Test. The Code requires that the Policy’s death benefit not be less than certain amounts defined in the Code. When you apply for your Policy, the Guideline Premium Test will be used as the tax law test applicable to

14	Prospectus M Intelligent Survivorship VUL

your Policy unless you specifically elect the Cash Value Accumulation Test. Once the Policy is issued, you may not change the tax law test. You should consult a tax adviser as to the selection of the tax law test before applying for the Policy.

Under the Guideline Premium Test, the death benefit will not be less than the Policy Value times the corridor factor set by the Code and shown in the Table of Death Benefit Factors in your Policy. The corridor factors vary by, and are shown based on, Attained Age of the younger Insured at the start of the Policy Year, as follows.

Attained Age*l	Percentage	Attained Age	Percentage
40 and under	250%	60	130%
45	215%	65	120%
50	185%	70	115%
55	150%	75 through 90	105%
		95 through 99	100%

*	For Attained Ages not shown, the percentages will decrease pro rata each year.

Under the Cash Value Accumulation Test, the death benefit will not be less than 1,000 times the Policy Value divided by the net single premium factor per $1,000 of death benefit shown in the table of net single premiums in your Policy. The net single premium will vary based on each Insured’s gender (in most cases), Underwriting Class, issue age, Policy Year and applicable flat or temporary extra mortality charges, if any. Net single premium factors may also be affected by a Rider.

In general, the Cash Value Accumulation Test allows the Owner to maximize his or her Policy Value during the earlier Policy Years because more Premiums may be paid into the Policy under that test than under the Guideline Premium Test. The Guideline Premium Test allows the Owner to obtain a specified amount of insurance coverage at the most economic cost because the Owner can maintain a higher Policy Value in relation to the death benefit options and, thereby, reduce the Net Amount at Risk under the Policy.

CHANGING DEATH BENEFIT OPTIONS

After the first Policy Year, subject to certain restrictions, you may change death benefit options with no additional charge while the Policy is in force. Changing the death benefit option may affect the Net Amount at Risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. This may occur, for example, if you seek to change the death benefit option of an outstanding Policy that qualifies as life insurance under the Guideline Premium Test and the change in death benefit option results in a lower maximum Premium limit. In that event, we will not permit the change in death benefit option unless the Owner withdraws the requisite amount to stay within the applicable limits. We also will not permit any change that would make your Policy a MEC under the Code without specific instructions to that effect, provided to us in an Acceptable Notice. A change of death benefit option may have tax consequences. You should consult a tax adviser before changing death benefit options.

You can change your death benefit option starting from your first Policy anniversary while your Policy is in force. Here’s how it works:

•	You must send us an Acceptable Request to make such a change.

•

The change will become effective either on the date we approve it, if that date is a Monthly Charge date, or on the first Monthly Charge date that follows the date we approve the change. We’ll make the change before we deduct the Monthly Charge.

•	We will not allow any change in death benefit option that prevents the Policy from qualifying as life insurance under federal tax law.

•	If a change in death benefit option would cause your Policy to be classified as a MEC, we will not process the change until you tell us to in a form satisfactory to us.

•	We’ll send you a Policy endorsement after we make the change.

If you change from Option A to Option B or Option C:

Here’s what you need to know about changing from Option A to Option B or Option C:

•	Both Insureds must be alive.

•	We may require evidence of insurability.

•	After the change, the Total Face Amount can’t be less than the minimum Total Face Amount shown in Section 1 of the Policy.

•	We’ll decrease the Total Face Amount by the Policy Value, if to Option B, or accumulated Premiums paid, if to Option C, so that your death benefit is approximately the same on the date of the change.

•

A decrease equal to the Policy Value or the accumulated premiums on the effective date of the change will be applied first to layers of SFA, from most recent to oldest, and then to layers of BFA, from most recent to oldest.

If you change from Option B or Option C to Option A:

Here’s what you need to know about changing from Option B or Option C to Option A:

•	Both Insureds must be alive and you must give us satisfactory evidence of insurability.

•

We’ll increase the Total Face Amount by the Policy Value, if from Option B, or accumulated Premiums paid, if from Option C, so that your death benefit is approximately the same on the date of the change.

•

We’ll increase the Total Face Amount on the effective date of the change. The increase will apply to the most recent layer of coverage. If both a BFA and an SFA layer are the most recent layers, the increase will apply to the most recent BFA layer.

M Intelligent Survivorship VUL Prospectus	15

If you change from Option B to Option C or Option C to Option B:

Here’s what you need to know about changing from Option B to Option C or Option C to Option B:

•	Both Insureds must be alive and you must give us satisfactory evidence of insurability.

•

We’ll adjust the Total Face Amount by the difference in Policy Value and accumulated Premiums paid so that your death benefit is approximately the same on the date of the change. A change from Option B to Option C will increase the Total Face Amount by Policy Value less accumulated Premiums paid. A change from Option C to Option B will increase the Total Face Amount by accumulated Premiums paid less Policy Value.

•

If the increase in Total Face Amount is positive, the increase will apply to the most recent layer of coverage. If both a BFA and an SFA layer are the most recent layers, the increase will apply to the most recent BFA layer. If the increase in Total Face Amount is negative, so that there is a decrease in Total Face Amount, the decrease will apply first to layers of SFA, from most recent to oldest, and then to layers of BFA, from most recent to oldest.

PAYMENT OF DEATH BENEFIT

Death Benefit Proceeds. Death Benefit Proceeds will ordinarily be paid to the Beneficiary within 7 days after we receive satisfactory proof of the death of the both Insureds and all other requirements are satisfied, including receipt by us at our Administrative Office of all required documents. We determine the amount of a payment from the Separate Account as of the date of death. If you don’t choose a payment method, your Beneficiary can choose one when he or she files a claim after the death of the Last Surviving Insured. If Death Benefit Proceeds are paid in a single sum, we pay interest from the date of death to the date of payment or as required by applicable state law.

Payment Methods. You can choose for your beneficiaries to receive the death benefit proceeds in a lump sum or in monthly payments. If you don’t choose a payment method, your Beneficiary can choose one when he or she makes a claim.

There are several ways of receiving proceeds under the death benefit and Surrender provisions of the Policy other than in a lump sum. You may choose to have proceeds paid on a guaranteed interest basis or paid on a basis that varies with the investment performance of an Investment Account. More detailed information concerning these payment methods is available upon request from our Administrative Office.

CHARITABLE GIVING BENEFIT

The Charitable Giving Benefit pays, upon the death of the Last Surviving Insured, an additional death benefit, over and above the Death Benefit Proceeds, equal to one percent (1%) of the Policy’s BFA, but the additional benefit can be no greater than $100,000. Any SFA does not increase the amount of the additional benefit. The Beneficiary may be chosen at any time during the life of the Policy. There is no additional charge for this benefit. The designated beneficiary of this benefit must be any organization accredited as a charity with the IRS under section 501(c) (3) of the Code. The Charitable Giving Benefit may not be available in all states. The Charitable Giving Benefit may have Tax Consequences.

ACCELERATED DEATH BENEFIT

In some states, prior to the Final Policy Date and while the Policy is in force, you may elect to receive a one-time lump sum accelerated death benefit when the Last Surviving Insured suffers from a terminal illness. A terminal illness means a state of health in which an Insured’s life expectancy is twelve (12) months or less. We will require you to submit acceptable proof to us of the Last Surviving Insured’s terminal illness and of the death of the other Insured before we approve your application for the accelerated death benefit.

Subject to state variations, you may elect to accelerate all or only a portion of the death benefit. However, you may not elect to accelerate an amount that is less than 25% of the Policy death benefit or $50,000, whichever is less.

The accelerated death benefit will generally equal the requested available proceeds and reduced by:

•

one year of interest at a rate equal to the greater of the yield on a 90-day Treasury bill on the date we approve your application; or the rate equal to the Moody’s Corporate Bond Yield Average—Monthly Average Corporate, published by Moody’s Investors Service, Inc., for the calendar month ending two months prior to the date the request is approved.

•	an administrative expense charge not to exceed $200;

•	any amounts due within the Policy’s Grace Period that are unpaid on the date we approve your application for an accelerated death benefit; and

•

any Outstanding Loan Amounts existing on the date we approve your application for an accelerated death benefit multiplied by the ratio of the accelerated proceeds to the death benefit of the Policy before the acceleration.

The accelerated death benefit will vary from state to state and may not be available in all states.

If the Last Surviving Insured is diagnosed with a terminal illness, this is an optional benefit and you are not obligated to exercise this option. We will not approve your application if we know that you are applying to get the death benefit to satisfy any judgments against you, to satisfy the claims of any creditor, or to apply for, receive or maintain any government sponsored benefit or entitlement or any other form of public assistance.

If we approve your application for partial acceleration of the Policy death benefit, the unaccelerated portion of the Policy’s death benefit will remain in effect. After the payment of an accelerated death benefit, the Policy’s Total Face

16	Prospectus M Intelligent Survivorship VUL

Amount, Policy Value and any Outstanding Loan Amounts will be reduced by the ratio of the accelerated death benefit to the death benefit of the Policy before the acceleration. The acceleration of all the Policy’s death benefit will result in the termination of the Policy.

Once approved, there is no restriction on the use of an accelerated death benefit payment.

Receipt of an accelerated death benefit payment may affect eligibility for Medicaid and other government assistance programs. Payments received under the accelerated death benefit will be excludable from the gross income of the recipient if applicable tax law requirements are met. You should consult a tax adviser before requesting an accelerated death benefit.

Your right to receive payment under this option is subject to a number of conditions stated in your Policy. You should consult your Policy for the effects of an accelerated death benefit on incontestability and suicide.

EXTENDED MATURITY BENEFIT

With the extended maturity benefit, the Policy will remain in force for the lives of both Insureds. When the younger Insured reaches age 120, the death benefit will be the death benefit option then in effect.

Charges will no longer be deducted from the Policy. Policy Value will continue to be invested in any of the available Investment Options. Loans and withdrawals will continue to be available. Any loans present on the Policy at age 120 will remain on the Policy and continue to be charged interest. No additional Premium payments will be allowed, but payments towards the loan balance or interest will be allowed. Any SFA coverage will terminate at age 120.

There is no charge for this benefit.

The tax consequences associated with keeping a Policy in force after the younger Insured on a last survivor Policy reaches Attained Age 100 are unclear. A tax adviser should be consulted about such consequences.

CHANGING THE BFA AND SFA

You select the BFA and any SFA when you apply for the Policy. After the first Policy Year and while the Policy is in force, you may change the BFA and/or the SFA subject to the conditions described below. We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. Changing the Face Amounts may have tax consequences. You should consult a tax adviser before doing so.

Unscheduled Increases

•	You may increase the BFA or the SFA by submitting an application and providing evidence of insurability for both Insureds satisfactory to us at our Administrative Office.

•	The minimum increase is $50,000.

•	On the effective date of an increase, and taking the increase into account, the Policy Value less any Outstanding Loan Amounts must be greater than or equal to the Monthly Charges then due.

•	An increase will be effective on the Monthly Charge Date on or next following the date we approve the change, provided that both Insureds are alive on that date.

•

You may not increase the BFA or the SFA on or after either Insured’s Attained Age 91. Both Insureds must be alive on the date we receive your request in order to increase the Face Amount. If either Insured’s Attained Age is 76 or older, there may be additional signature requirements.

•	The total Net Amount at Risk will be affected, which will increase the monthly cost of insurance charges.

•	Each increase in the BFA and the SFA will have its own Underwriting Classes and associated charges.

•	We reserve the right to limit increases in the BFA or the SFA to one increase in any 12-month period.

Scheduled Increases

•

At time of application, you may choose to schedule increases in the SFA. Additional evidence of insurability will not be required at the time the increases are scheduled to go into effect. Further, no deterioration in either Insured’s health will negatively impact future scheduled increases. Persons interested in scheduled increases are generally those who are matching their insurance coverage amount to their income and anticipate annual increases in compensation or a growing estate. Scheduled increases will have limits based on underwriting rules then in effect. We reserve the right to limit increases based on financial underwriting reasons.

•

Scheduled increases are subject to limits on amounts based on the initial death benefit and the younger Insured’s age and other underwriting rules then in effect. We reserve the right to limit increases based on financial underwriting reasons.

•	Scheduled increases may be scheduled annually or at specified annual intervals.

•	If a scheduled increase is declined or you elect a decrease in Total Face Amount, all future scheduled increases are cancelled, but previous scheduled increases will remain in effect.

•	Scheduled increases may be requested only at Policy issue and apply to the initial SFA layer of coverage either elected at issue or subsequently.

Decreases

•	You must submit an Acceptable Request to decrease the Total Face Amount, but you may not decrease the Total Face Amount below the minimum specified in the Policy.

•	Decreasing the Total Face Amount will decrease the Death Benefit Proceeds. See “Death Benefit.”

M Intelligent Survivorship VUL Prospectus	17

•	At least one Insured must be alive on the date we receive your request in order to decrease the Total Face Amount.

•	The minimum decrease is $25,000.

•	Any decrease will be effective on the Monthly Charge Date on or next following the date we approve your request.

•	Any decrease will first reduce any SFA layers of coverage from most recent to oldest and then reduce BFA layers of coverage from most recent to oldest.

•

If a decrease in Total Face Amount would cause your Policy to be classified as a MEC, we will not process the decrease until you complete an Acceptable Request with specific instructions to that effect.

SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDERS

You may request to Surrender your Policy for its Cash Surrender Value as calculated at the end of the Business Day when we receive your Acceptable Request, subject to the following conditions:

•	An Insured must be alive and the Policy must be in force when you make your request. We may require that you return the Policy.

•	The Surrender will take effect and the Policy will terminate on the Business Day we receive your request.

•	Once you Surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.

•	We will pay the Cash Surrender Value to you in a lump sum after we receive your Acceptable Request unless you request other arrangements.

A Surrender may have tax consequences. You should consult a tax adviser before Surrendering the Policy. See “Federal Tax Considerations.”

PARTIAL WITHDRAWALS

After the first Policy Year, you may make an Acceptable Request to make a partial withdrawal of the Cash Surrender Value, subject to the following conditions:

•	You must request at least $500.

•	The maximum partial withdrawal you may take is 90% of your Cash Surrender Value.

•	An Insured must be alive and the Policy must be in force when you make your request.

•

You can specify the Investment Option from which to make the partial withdrawal. Otherwise, we will deduct the amount from the Investment Options in proportion to the Policy Value attributable to each Investment Option before the partial withdrawal.

•

If Death Benefit Option A or Option C is in effect, we will reduce the Total Face Amount by the amount of the partial withdrawal. We will apply the decrease first to SFA layers of coverage, from most recent to oldest.

•	A partial cash withdrawal will not reduce the Total Face Amount if Death Benefit Option B is in effect.

•	We will not allow a partial withdrawal to reduce the Total Face Amount below $1,000.

•

We process partial withdrawals based on Unit values determined at the end of the Business Day when we receive your partial withdrawal request. We will process any partial withdrawal request we receive after the end of a Business Day based on the Unit value determined at the end of the next Business Day.

•	We will pay a partial withdrawal request within 7 days after the Business Day when we received the request.

•

If a partial withdrawal would cause the Policy to fail to qualify as life insurance under the Code, you should either reduce the amount of the withdrawal or Surrender the Policy to avoid serious consequences.

•

If a partial withdrawal would cause your Policy to be classified as a MEC under the Code, we will not process the partial withdrawal until you complete an Acceptable Request with specific instructions to that effect.

•	No partial withdrawals may be taken after a Policy becomes Overloaned. See the section entitled “Riders and Endorsements.”

Partial withdrawals may have tax consequences. You should consult a tax adviser before making a partial withdrawal under the Policy. See “Federal Tax Considerations.”

TRANSFERS

You may make transfers between and among the Investment Options. We determine the amount you have available for transfers at the end of the Business Day when we receive your Acceptable Request. The following features apply to transfers under the Policy:

•	You must transfer at least $250, or the total value in the Investment Option you are transferring from, if less.

•	The total amount of transfers in any Policy Year from the Fixed Account are limited as follows:

•	Any transfer from the Fixed Account may be delayed up to six months.

•	Total transfers from the Fixed Account during any Policy year cannot exceed the greatest of:

•	$2,000 or

•	25% of the current balance in the Fixed Account or

•	the amount transferred from the Fixed Account in the immediately preceding Policy Year.

•	The total amount of transfers in any Policy Year from the Enhanced Fixed Account are limited as follows:

•	Any transfer from the Enhanced Fixed Account may be delayed up to six months.

18	Prospectus M Intelligent Survivorship VUL

•	Total transfers from the Enhanced Fixed Account during any Policy year cannot exceed the greatest of:

•	$2,000 or

•	10% of the current balance in the Enhanced Fixed Account or

•	the amount transferred from the Enhanced Fixed Account in the immediately preceding Policy Year.

It may take a number of years to transfer substantial value from the fixed account options to the Investment Accounts.

•

We currently do not charge any fees on transfers. However, we reserve the right to deduct a $25 charge for the 13th and each additional transfer during a Policy Year. We will deduct any transfer charge from the balance of the Investment Option to which the amount is transferred. Transfers due to dollar cost averaging, automatic account rebalancing, loans, changes in an Investment Account’s investment policy, or the initial reallocation from the Money Market Account do not count as transfers for the purpose of assessing the transfer charge.

•

We consider each request to be a single transfer, regardless of the number of Investment Options involved. If the transfer targets more than one Investment Option, we’ll deduct any transfer charge from all the target Investment Options in proportion to the amount transferred into each Investment Option.

•

We process transfers based on Unit values determined at the end of the Business Day when we receive your transfer request. We will process any transfer request we receive after the end of a Business Day based on the Unit value determined at the end of the next Business Day.

•

If you don’t have enough Policy Value in an Investment Account to cover a transfer, we’ll transfer the remaining amount in that Investment Option into the Investment Option you are transferring to. If you are transferring to more than one Investment Option, we will transfer the remaining amount into the Investment Options you are transferring to in proportion to your transfer instructions.

TRANSFER POLICIES ON MARKET TIMING AND FREQUENT TRADING

There are Owners who may try to profit from transferring money back and forth among Investment Options in an effort to “time” the market. As money is shifted in and out of these Investment Options, we incur transaction costs, and the underlying Portfolios incur expenses for buying and selling securities. These costs are borne by all Owners. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for Portfolios invested primarily in foreign securities because of the time zone differences in the operations of the markets.

We have adopted policies and procedures to discourage market timing activity and control certain transfer activity. We have the right to modify our policies and procedures at any time without advance notice. Under these policies and procedures, if, within a 30-day calendar period, an Owner redeems or exchanges any monies out of an Investment Option that holds shares of a Portfolio, subsequently purchases or exchanges any monies back into that same Investment Option holding shares of the Portfolio and then redeems or exchanges any monies out of the same Investment Option, the Owner will not be permitted to make electronic transfers (i.e., transfers over the Internet, by telephone or fax) back into that same Investment Option holding shares of the Portfolio through a purchase or exchange for 30 calendar days. An Investment Option that invests in the TIAA-CREF Life Money Market Fund and transfers made pursuant to the dollar cost averaging and automatic account rebalancing programs do not count toward these transfer limitations.

To the extent permitted by applicable law, we may reject, limit, defer or impose other conditions on transfers into or out of an Investment Option in order to curb frequent transfer activity to the extent that comparable limitations are imposed on the purchase, redemption or exchange of shares of any of the Portfolios under the Separate Account.

If we regard the transfer activity as disruptive to an underlying Portfolio’s efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit an Owner’s ability to make transfers by telephone, fax or over the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar activity could be handled differently with the result that some market timing activity may not be detected.

We seek to apply our market timing and other transfer policies uniformly to all Owners. We reserve the right to waive these policies where management believes that the waiver is in the Owners’ best interests and that imposition of the policy’s restrictions is not necessary to protect Owners from the effects of short-term trading. Except as stated above, no exceptions are made with respect to the policies. The Policy is not appropriate for market timing. You should not invest in the Policy if you want to engage in market timing activity.

To the extent permitted by applicable law, we may not accept or we may defer transfers at any time that we are unable to purchase or redeem shares of any of the Portfolios under the Separate Account.

Owners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA-CREF Life or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in

M Intelligent Survivorship VUL Prospectus	19

the value of account shares held by long-term Owners, increased transaction costs, and interference with the efficient portfolio management of the affected Portfolio.

The Portfolios available as Investment Options under the Policy may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The prospectuses for the Portfolios describe any such policies and procedures. The policies and procedures of a Portfolio may be different, and more or less restrictive, than our policies and procedures or the policies and procedures of other Portfolios. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading policies and procedures of the Portfolios. However, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing and excessive trading policies established by the Portfolio.

DOLLAR COST AVERAGING

You may elect to participate in a dollar cost averaging program by providing us with an Acceptable Request. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Premium into the Investment Accounts over a period of time by systematically and automatically transferring, on a periodic basis, specified dollar amounts from the fixed account options or the Money Market Account to any Investment Account(s). This allows you to potentially reduce the risk of investing most of your Premium into the Investment Accounts at a time when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase Units when their value is low as well as when it is high.

You choose whether transfers will be made on a monthly or a quarterly basis. If you don’t select a timing basis, we will make monthly transfers. Equal amounts (minimum $100) are automatically transferred from the fixed account options or the Money Market Account to your designated “target Investment Options” in the percentages selected. You may have multiple target Investment Options. If you do not select an Investment Option from which automatic transfers are to occur, we will use the Money Market Account.

In most states, the first transfer will take place on the first Monthly Charge Date after our receipt of an Acceptable Request. In states that require us to return premium paid during the Right to Cancel Period, the first transfer will be made on the first Monthly Charge Date after the later of the end of the Right to Cancel Period, or our receipt of an Acceptable Request to start the program. When the Monthly Charge Date falls on a day that is not a Business Day, we will allocate Policy Value among the Investment Accounts using Unit values as of the preceding Business Day.

We reserve the right to allow you to start only one dollar cost averaging program in any Policy Year or successive 12 month period.

Dollar cost averaging will end if we receive an Acceptable Request to cancel the participation, the value of the fixed account options or the Money Market Account is insufficient to make the transfer, or the specified number of transfers has been completed. We reserve the right to terminate the dollar cost averaging program. We will give you at least 30 days advanced written notice if we discontinue the program.

AUTOMATIC ACCOUNT REBALANCING PROGRAM

You may elect to participate in an automatic account rebalancing program by providing us with an Acceptable Request. Automatic account rebalancing will allow you to maintain your specified allocation mix among the Investment Options. You direct us to readjust your allocations on a monthly, quarterly, semiannual or annual basis.

Automatic account rebalancing will end if we receive an Acceptable Request to cancel your participation.

LOANS

While the Policy is in force, you may submit an Acceptable Request to borrow money from us using the Policy as the only collateral for the loan. You may increase your risk of Lapse if you take a loan. Once you have a loan outstanding, you may submit additional Acceptable Requests to increase the amount of the loan up to the maximum percentage set forth below. A loan that is taken from, or secured by, a Policy may have tax consequences. You should consult a tax adviser before taking a loan under the Policy or secured by the Policy. See “Federal Tax Considerations.”

LOAN CONDITIONS:

•	The minimum loan you may take is $500.

•	The maximum loan you may take, including any existing indebtedness, is 90% of the Policy Value.

•

The loan or any subsequent increase to a loan will be effective (i.e., amounts are transferred to the Loan Account and the loan begins to accrue interest) as of the end of the Business Day we receive your request.

•	Loans may not be taken in the Right to Cancel Period.

•	An Insured must be alive.

To secure the loan, we transfer an amount equal to the loan to the Loan Account as collateral. You may request that we transfer this amount from specific Investment Options. If you do not specify any particular Investment Option, we will

20	Prospectus M Intelligent Survivorship VUL

transfer the loan amount on a pro rata basis from all of your Investment Options. Such amount will remain in the Loan Account until you repay the Policy loan.

We charge you interest on your loan (“charged interest rate”) in arrears at a current annual interest rate of 4.00% in policy years 1-10 and 3% in years 11 and thereafter. Charged interest is due and payable on the earlier of the Policy Anniversary or when the Cash Surrender Value is insufficient to pay the Monthly Charge. At that time, any unpaid interest becomes part of the outstanding loan and accrues interest at the then-current rate. On each Policy Anniversary, we will also transfer on a pro rata basis an amount to the Loan Account so that the Loan Account will be equal to the Outstanding Loan Amount as of the date on which charged interest is due and payable.

We credit interest on amounts in the Loan Account (“earned interest rate”) at a current annual interest rate of 3.00%. Due to the reduced loan interest spread after Policy Year 10, the tax consequences associated with loans outstanding after that point on a Policy that is not a modified endowment contract are unclear and you should consult a tax adviser about the consequences.

We transfer earned and charged loan interest to or from the Investment Options (per your instructions or pro rata to or from each of your Investment Options) and recalculate collateral: (a) when loan interest is paid; (b) when a new loan is made; (c) when a loan repayment is made; (d) on each Policy Anniversary; and (e) when the Policy Value less any Outstanding Loan is insufficient to pay the Monthly Charge. A transfer to or from the Loan Account will be made to reflect any recalculation of collateral.

•

You may repay all or part of your Outstanding Loan Amounts at any time while an Insured is alive and the Policy is in force. The minimum Policy loan repayment is $100, or the total Outstanding Loan Amount, if less. Upon each loan repayment, we will transfer from the Loan Account an amount equal to your loan repayment. We will allocate such amount to the Investment Options in accordance with your instructions, as contained in an Acceptable Notice. If we do not receive specific instructions with respect to a loan repayment, we will allocate such amount in accordance with your current Premium allocation instructions.

•	While your loan is outstanding, we will credit all payments you send to us as Premium payments unless you provide an Acceptable Request for the payments to be applied as loan repayments.

•	We deduct any Outstanding Loan Amounts from the Policy Value upon Surrender, and from the Death Benefit Proceeds payable on the death of the Last Surviving Insured.

•

If your Outstanding Loan Amounts cause the Policy Value less the Outstanding Loan Amount on a Monthly Charge Date to be less than the Monthly Charge due, your Policy will enter a Grace Period, unless the No-Lapse Guarantee is in effect or unless your Policy has become Overloaned. See “Policy Lapse and Reinstatement” and “Riders and Endorsements—Overloan Protection Endorsement.”

•

We normally pay the amount of the loan within 7 days after we receive an Acceptable Request for a loan. We may postpone payment of loans under certain circumstances, such as when the New York Stock Exchange is unexpectedly closed or restricted for trading or the SEC determines that an emergency exists that affects our ability to value or dispose of a Portfolio’s shares. Please see the section entitled “Delays in Payments” for more information on such deferrals.

•	No loans may be taken or repaid after a Policy becomes Overloaned. See the section entitled “Riders and Endorsements.”

Effect of Policy Loans. A loan, whether or not repaid, affects the Policy, the Policy Value, the Cash Surrender Value and the death benefit. The Death Benefit Proceeds and Cash Surrender Value include reductions for the amount of any Outstanding Loan Amounts. As long as a loan is outstanding, we hold an amount as collateral for the loan in the Loan Account. This amount is not affected by the investment performance of the Investment Accounts and may not be credited with the interest rates accruing on the fixed account options. Amounts transferred from the Investment Accounts to the Loan Account will affect the Policy Value, even if the loan is repaid, because we credit these amounts with an interest rate we declare rather than with a rate of return that reflects the investment performance of the Investment Accounts. Accordingly, the effect of a loan could be favorable or unfavorable, depending on whether the investment performance of the Investment Accounts and the interest credited to the fixed account options are less than or greater than the interest being credited on the Loan Account while the loan is outstanding. The longer a loan is outstanding, the greater the effect of a Policy loan is likely to be.

There are risks involved in taking a loan, including the potential for a Policy to Lapse if projected earnings, taking into account outstanding loans, are not achieved. In addition, if a loan is taken from a Policy that is part of a plan subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), the loan will be treated as a “prohibited transaction” subject to certain penalties unless additional ERISA requirements are satisfied. The Owner of such a Policy should seek competent advice before requesting a Policy loan. The lapse of a Policy with loans outstanding may have tax consequences. See “Federal Tax Considerations.”

INTERNET, TELEPHONE AND FACSIMILE REQUESTS

You can use the TIAA-CREF Web Center’s account access feature to check your Policy Value, Investment Option values and current allocation percentages, and make

M Intelligent Survivorship VUL Prospectus	21

transfers. You will be asked to enter your contract number and the last four digits of your social security number. You will be led through the transaction process, and we will use reasonable procedures to confirm that instructions given are genuine. All transactions made through the Web Center are electronically recorded. To use the Web Center’s account access feature, access the TIAA-CREF Internet home page at www.tiaa-cref.org.

To speak with a customer service representative and make requests related to your Policy or to obtain more information, you can call the Administrative Office at 855 809-8333. Fax requests can be made at 704 595-5514.

Computer, telephone and fax systems may not always be available. Any system, whether it is yours, your service provider’s, your registered representative’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.

You should protect your contract number and social security number because automated transaction options will be available to anyone who provides your contract number and social security number. We may not be able to verify that you are the person providing instructions through the Web Center or that you have authorized any such person to act for you.

We can suspend or terminate your ability to transact by telephone, fax, or over the Internet at any time for any reason.

POLICY LAPSE AND REINSTATEMENT

LAPSE

Unless the No-Lapse Guarantee is in effect, your Policy will enter a Grace Period and possibly Lapse when the Policy Value less the Outstanding Loan Amount is not enough to pay the Monthly Charge. If your Policy Lapses, all coverage under the Policy will terminate and you will receive no benefits.

Your Policy will not Lapse if you make a payment before the end of the Grace Period that is equal to the lesser of any unpaid charges plus three current Monthly Charge deductions or the amount needed to satisfy the No-Lapse Guarantee premium requirement. If your Policy enters a Grace Period, we will notify you by mail regarding the necessary payment amount and final payment date to prevent Lapse. If the Last Surviving Insured dies during the Grace Period, we will pay the Death Benefit Proceeds.

NO-LAPSE GUARANTEE (NLG)

A No-Lapse Guarantee will reduce the impact of poor investment performance and risk of Policy termination. The No-Lapse Guarantee Period is the earlier of 20 years or the younger Insured’s Attained Age 75, but not less than 5 years. This benefit guarantees the Policy will not terminate during the designated period as long as the premiums paid, less partial withdrawals and any Outstanding Loan Amount, exceed the sum of minimum monthly NLG premiums. The NLG premium varies by the Issue Ages, genders, death benefit option, face amount, and underwriting status. BFA and SFA have different NLG premiums. The monthly NLG premiums are shown in your Policy or in an endorsement to the Policy.

At any one time, there is one monthly NLG premium for the entire policy that equals the sum of the NLG premiums for the BFA and SFA across all layers of coverage. The NLG premium is not an extra premium. At any point in time, either the entire policy satisfies the NLG premium requirement, or the entire policy does not. The premium requirement is not evaluated separately for each layer of coverage.

If the premium requirement is satisfied, during the first five policy years, the NLG guarantees the death benefits associated with BFA and SFA of all coverage layers will remain in force. After the first five policy years, for the remainder of the No-Lapse Guarantee Period, the NLG guarantees the death benefits associated only with BFA of all coverage layers will remain in force.

REINSTATEMENT

Unless you have Surrendered your Policy, you may reinstate a Lapsed Policy at any time while one Insured is alive and within 3 years (5 years in Missouri and North Carolina) after the end of the Grace Period (and prior to the Final Policy Date) by submitting all of the following items to us at our Administrative Office:

•	An Acceptable Notice requesting reinstatement;

•	Evidence of insurability we deem satisfactory;

•	Payment or reinstatement of any Outstanding Loan Amounts as of the date of Lapse; and

•

Payment of an amount that is sufficient to make your Policy Value less any Outstanding Loan Amount positive, with any unpaid Monthly Charges on the date of Lapse accruing interest, in most states, at an annual effective rate of 6% from the date of Lapse to the date of reinstatement, plus payment of an amount that is sufficient to cover three current Monthly Charge deductions.

If only one Insured is living, you may only reinstate the Policy if the other Insured died while the policy was still in force.

The effective date of reinstatement is the later of the date the application for reinstatement is approved by us or the date we receive the required payment for reinstatement. The reinstated Policy will have the same Policy Date as it had prior to the Lapse. The Policy Value on the date of reinstatement will increase by the amounts paid at

22	Prospectus M Intelligent Survivorship VUL

reinstatement less any Outstanding Loan Amount repayment, any unpaid Monthly Charges with interest, and any Premium Expense Charge.

THE COMPANY AND THE FIXED ACCOUNT OPTIONS

TIAA-CREF LIFE INSURANCE COMPANY

We are a stock life insurance company located at 730 Third Avenue, New York, New York 10017-3206. We were organized under the laws of the state of New York on November 20, 1996. All of our stock is held by Teachers Insurance and Annuity Association of America (TIAA). TIAA is a stock life insurance company, organized under the laws of the state of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the state of New York in 1952. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management.

THE FIXED ACCOUNT OPTIONS

We have not registered the fixed account options with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed account options.

We currently offer two fixed account options—a standard Fixed Account and an Enhanced Fixed Account. Both are investment options under the Policy. Generally, but not necessarily always the case, the current interest rate credited on allocations to the Enhanced Fixed Account will be greater than that credited to allocations to the standard Fixed Account. In return, transfers out of the Enhanced Fixed Account are more restrictive than transfers from the standard Fixed Account. (Refer to the Transfers provision for more information on transfer restrictions.) These fixed account options are part of our General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations under the policies we issue, including the Policies other than those obligations funded by our separate Investment Accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the fixed account options assets. We bear the full investment risk for all amounts allocated or transferred to the fixed account options. We guarantee that the amounts allocated to the fixed account options will be credited interest daily at a net effective annual interest rate of at least 2.50% multiplied by the percentage of Total Face Amount at issue that is BFA plus 2.00% multiplied by the percentage of Total Face Amount at issue that is SFA. The principal less charges and deductions is also guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

The fixed account options values will not share in the investment performance of our General Account. We anticipate changing the current interest rate from time to time at our sole discretion. You assume the risk that interest credited to amounts in the fixed account options may not exceed the minimum guaranteed rate. Any amounts in the fixed account options are subject to our financial strength and claims-paying ability.

THE SEPARATE ACCOUNT AND THE INVESTMENT ACCOUNT OPTIONS

THE SEPARATE ACCOUNT

The Separate Account is established under New York law. We own the assets in the Separate Account, and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “Separate Account” within the meaning of the federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC.

We have divided the Separate Account into Investment Accounts, each of which invests in shares of one Portfolio. The Investment Accounts buy and sell Portfolio shares at net asset value. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio.

The Separate Account is used to provide values and benefits for the Policy and other similar policies. The assets in the Separate Account are kept separate from our General Account and our other Separate Accounts. Assets equal to the reserves and contract liabilities of the Separate Account will not be charged with liabilities that arise from any other business we may conduct. We may transfer assets, in excess of the reserves and contract liabilities of the Separate Account, to our general account. All income, gains and losses, whether or not realized, of an Investment Account will be credited to or charged against that Investment Account without regard to our other income, gains or losses. The valuation of all assets in the Separate Account will be determined in accordance with all applicable laws and regulations. The Separate Account may include other Investment Accounts that are not available under the Policies and are not discussed in this prospectus.

THE PORTFOLIOS

The Separate Account invests in shares of certain Portfolios through various Investment Accounts. The Portfolios are open-end management investment companies registered with the SEC under the 1940 Act. This

M Intelligent Survivorship VUL Prospectus	23

registration does not involve supervision of the management or investment practices or policies of the Portfolios by the SEC.

Before investing, carefully read the Portfolios’ prospectuses. The Portfolios’ prospectuses contain more information on each Portfolio’s investment objectives, strategies, limitations, risks, expenses and investment managers. In addition, the Portfolios’ prospectuses may detail additional fees, limitations or restrictions that may be imposed on the Investment Accounts and that we, in turn, may enforce against a Policy. The prospectus for each Portfolio is available by contacting us and on our website, www.tiaa-cref.org. In addition, if you receive a summary prospectus for a Portfolio, you may obtain a full statutory prospectus by referring to the contact information for the Portfolio company on the cover page of the summary prospectus.

Payments from Portfolios

We (and our affiliates) may receive payments, which may be significant, from some or all of the Portfolios, their investment managers, distributors or affiliates thereof. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Policy and, in our role as an intermediary, the Portfolios. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the management fee deducted from Portfolio assets. Policy owners, through their indirect investment in the Portfolios, bear the costs of these management fees (see the Portfolios’ prospectuses for more information). The amount of the payments we receive may be based upon a percentage of the Portfolio’s assets owned by the Investment Accounts. These percentages differ from Portfolio to Portfolio and currently range up to an annualized rate of 0.10% of the average daily assets of certain Portfolios that are attributable to the Policies.

Certain service providers to the Portfolios may make payments to reimburse the Company, TIAA-CREF Individual and Institutional Services, LLC (“TC Services”) and/or their affiliates for the costs of printing and distributing to Owners shareholder reports and other materials relating to the Portfolios.

Some of the Portfolios have adopted distribution plans pursuant to Rule 12b-1 of the 1940 Act. (See “Annual Portfolio Operating Expenses”.) Under these plans, we or our affiliates may receive some or all of a Portfolio’s 12b-1 fees. These fees currently range up to an annualized rate of 0.25% of the average daily assets of certain Portfolios that are attributable to the Policies. These payments are deducted from the assets of the Portfolios; therefore, they decrease the Portfolios’ investment return.

Selection of Portfolios

We select the Portfolios based on several criteria, including asset class coverage, the strength of the investment manager’s (or sub-adviser’s) reputation and record, investment performance and ability to make payments to us as described above. We may, subject to any applicable law, make certain changes to the Investment Accounts offered in your contract. We may offer new Investment Accounts or stop offering existing Investment Accounts. New Investment Accounts may be made available to existing contract owners and Investment Accounts may be closed to new or subsequent Premium Payments, transfers or allocations. In addition, we may also liquidate the shares of any Investment Account, substitute the shares of one Portfolio held by an Investment Account for another and/or merge Investment Accounts or cooperate in a merger of Portfolios. To the extent required by the Investment Company Act of 1940, we may be required to obtain SEC approval or your approval.

The Portfolios may also undergo changes, such as changes in investment policies, or reorganizations or liquidations, in which case the Portfolios you choose may have different characteristics or your Policy Value could end up allocated to a different Portfolio. You will be notified about this type of change.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You are responsible for choosing your Investment Accounts and your allocations so that they are appropriate for your specific circumstances, including your goals, financial situation and risk tolerance. You should monitor and periodically review your Investment Account selections and allocations to determine if they are still appropriate.

Portfolio Investment Managers and Investment Objectives

The following table summarizes each Portfolio’s investment objective(s). There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including a description of risks and expenses, in the Portfolio prospectuses. You should read these prospectuses carefully.

Portfolio	Investment Manager	Investment Objective
TIAA-CREF Life Bond Fund	Teachers Advisors, Inc.	Seeks as favorable a long-term return through income as is consistent with preserving capital, primarily from investment grade fixed-income securities.
TIAA-CREF Life Growth Equity Fund	Teachers Advisors, Inc.	Seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

24	Prospectus M Intelligent Survivorship VUL

Portfolio	Investment Manager	Investment Objective
TIAA-CREF Life Growth & Income Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return through both capital appreciation and investment income primarily from income-producing equity securities.
TIAA-CREF Life International Equity Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.
TIAA-CREF Life Large-Cap Value Fund	Teachers Advisors, Inc.	Seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities of large domestic companies.
TIAA-CREF Life Money Market Fund	Teachers Advisors, Inc.	Seeks high current income consistent with maintaining liquidity and preserving capital.
TIAA-CREF Life Real Estate Securities Fund	Teachers Advisors, Inc.	Seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity securities of companies principally engaged in or related to the real estate industry.
TIAA-CREF Life Small-Cap Equity Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.
TIAA-CREF Life Social Choice Equity Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.
TIAA-CREF Life Stock Index Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.
Delaware VIP Small Cap Value Series—Standard Class	Delaware Management Company	Seeks capital appreciation.
DFA VA Global Bond Portfolio	Dimensional Fund Advisors LP	Seeks to provide a market rate of return for a fixed income portfolio with low relative volatility of returns.
DFA VA International Small Portfolio	Dimensional Fund Advisors LP	Seeks long-term capital appreciation.
DFA VA International Value Portfolio	Dimensional Fund Advisors LP	Seeks long-term capital appreciation.
DFA VA Short-Term Fixed Portfolio	Dimensional Fund Advisors LP	Seeks a stable real return in excess of the rate of inflation with a minimum of risk.
DFA VA US Large Value Portfolio	Dimensional Fund Advisors LP	Seeks long-term capital appreciation.
DFA US Targeted Value Portfolio	Dimensional Fund Advisors LP	Seeks long-term capital appreciation.
ING Clarion Global Real Estate Portfolio—Class I	ING Investments, LLC ING Clarion Real Estate Securities (sub-advisor)	Seeks high total return consisting of capital appreciation and current income.
ING Russell Large Cap Growth Index Portfolio—Class I	ING Investments, LLC ING Investment Management Co. (sub-advisor)	Seeks investment results that correspond to the total return of the Russell Top 200® Growth Index.
M Large Cap Value Fund	M Financial Investment Advisers, Inc. AJO, L.P. (sub-adviser)	Seeks to provide long-term capital appreciation.
M Capital Appreciation Fund	M Financial Investment Advisers, Inc. Frontier Capital Management Company, LLC (sub-adviser)	Seeks to provide maximum capital appreciation.
M International Equity Fund	M Financial Investment Advisers, Inc. Northern Cross LLC (sub-adviser)	Seeks to provide long-term capital appreciation.
M Large Cap Growth Fund	M Financial Investment Advisers, Inc. DSM Capital Partners LLC (sub-adviser)	Seeks to provide long-term capital appreciation.
Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class	Neuberger Berman Management LLC Neuberger Berman LLC (sub-adviser)	Seeks growth of capital.
PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class	Pacific Investment Management Company LLC	Seeks maximum total return, consistent with preservation of capital and prudent investment management.

M Intelligent Survivorship VUL Prospectus	25

Portfolio	Investment Manager	Investment Objective
PIMCO VIT Real Return Portfolio—Institutional Class	Pacific Investment Management Company LLC	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.
PIMCO VIT Total Return Portfolio-Institutional Class	Pacific Investment Management Company LLC	Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PVC Equity Income Account—Class 1	Principal Management Corporation Edge Asset Management, Inc. (sub-advisor)	Seeks to provide a relatively high level of current income and long-term growth of income and capital.
PVC MidCap Account—Class 1	Principal Management Corporation Principal Global Investors, LLC (sub-advisor)	Seeks long-term growth of capital.
Prudential Series Fund—Natural Resources Portfolio—Class II	Prudential Investments, LLC Jennison Associates LLC (sub-adviser)	Seeks long-term growth of capital.
T Rowe Price® Limited-Term Bond Portfolio	T. Rowe Price Associates, Inc. (T. Rowe Price)	Seeks a high level of income consistent with moderate fluctuations in principal value.
Templeton Developing Markets Securities Fund—Class 1	Templeton Asset Management Ltd.	Seeks long-term capital appreciation.
Vanguard VIF Capital Growth Portfolio	PRIMECAP Management Company	Seeks to provide long-term capital appreciation.
Vanguard VIF Equity Index Portfolio	The Vanguard Group, Inc.	Seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stock.
Vanguard VIF High Yield Bond Portfolio	Wellington Management Company, LLP	Seeks to provide a high level of current income.
Vanguard VIF Mid-Cap Index Portfolio	The Vanguard Group, Inc.	Seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.
Vanguard VIF Small Company Growth Portfolio	Granahan Investment Management, Inc. The Vanguard Group, Inc.	Seeks to provide long-term capital appreciation.
Vanguard VIF REIT Index Portfolio	The Vanguard Group, Inc.	Seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs.
Vanguard VIF Total Bond Market Index Portfolio	The Vanguard Group, Inc.	Seeks to track the performance of a broad, market-weighted bond index.

Note that the prospectuses for the Portfolios provide information for other portfolios that are not available through the Policies. When you consult the Portfolio prospectuses, you should be careful to refer only to the information regarding the Portfolios listed above.

The Portfolios or their managers have advised us that these Portfolios are not available for purchase directly by the general public and are not the same as other mutual fund portfolios that are sold directly to the public, which may have similar or nearly identical names. However, the investment objectives and policies of certain Portfolios available under the Policy may be very similar to the investment objectives and policies of other funds that are or may be managed by the same investment manager. Nevertheless, the investment performance of the Portfolios available under the Policy may be lower or higher than the investment performance of these other (publicly available) portfolios. There can be no assurance, and we make no representation, that the investment performance of any of the Portfolios available under the Policy will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment manager, the same investment objectives and policies, and/or a very similar or nearly identical name.

Please read the prospectuses to obtain more complete information regarding the Portfolios. Keep this prospectus and the Portfolios’ prospectuses for future reference.

CHANGES TO THE SEPARATE ACCOUNT

Where permitted by applicable law, we reserve the right to take certain actions that we deem necessary to serve your best interests and appropriate to carry out the purposes of this Policy. When required by law, we will obtain approval by you, the SEC, and/or any appropriate regulatory authority. The actions that we may take include:

•	deregistering the Separate Account under the 1940 Act;

26	Prospectus M Intelligent Survivorship VUL

•	operating the Separate Account in any form permitted under the 1940 Act, or in any other form permitted by law;

•	taking any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

•	adding, combining or removing Investment Accounts in the Separate Account;

•

substituting, for the Portfolio shares held in any Investment Account, the shares of another class issued by the Portfolio, or the shares of another investment company or series thereof or any other investment permitted by law;

•	changing the way we deduct or collect charges under the Policy, but without increasing the charges unless and to the extent permitted by other provisions of this Policy;

•	modifying this Policy as necessary to ensure that it continues to qualify as life insurance under Section 7702 of the Code;

•	making any other necessary technical changes in the Policy in order to conform with any action we are permitted to take; and

•	adding to, eliminating, or suspending your ability to allocate Net Premiums or transfer the unloaned Policy Value into any Investment Option.

We can add new Investment Accounts in the future that would invest in other Portfolios, funds or other investment vehicles. We don’t guarantee that the Separate Account, any existing Investment Account, or any Investment Account added in the future will always be available. We reserve the right to add or close Investment Accounts, substitute another Portfolio, fund or other investment vehicle without your consent, or combine Investment Accounts or Portfolios. A substituted Portfolio, fund or investment vehicle may have different fees and expenses. Substitutions and Investment Account closings may be made with respect to existing investments or the investment of future Premiums, or both. However, no substitution will be made without any necessary approval of the SEC. A Portfolio also may discontinue offering its shares to the Investment Accounts. In addition, we reserve the right to make other structural and operational changes affecting the Separate Account and the Policy.

We will notify you if any of these changes result in a material change in the underlying investments of an Investment Account of the Separate Account to which any part of your Policy Value is allocated. Details of any such change will be filed with any regulatory authority where required and will be subject to any required approval.

If you object to a material change and a portion of your Policy Value is attributable to the affected Investment Account, then you may transfer that value into:

•	another Investment Account; or

• the fixed account options.

To effect such transfers, we must receive your Acceptable Request at our Administrative Office within 60 days of the postmarked notice of material change. We will not deduct any applicable transfer charge for this transaction.

VOTING PORTFOLIO SHARES

The Separate Account is the legal owner of the shares of the Portfolios offered in connection with your Policy. It therefore has the right to vote its shares at any meeting of the Portfolios’ shareholders. Generally, open-end investment companies, such as the Portfolios, do not hold annual meetings of shareholders. However, if and when a Portfolio informs us on a timely basis that a shareholder meeting will be held, we will seek your instructions regarding how to vote the shares attributable to your Policy. If we don’t receive timely instructions from you, we will vote your shares in the same proportion as the voting instructions received on all outstanding Policies. Please note that the effect of proportional voting is that a small number of Owners may control the outcome of a vote. We may vote the shares of the Portfolios in our own right in some cases, if we determine that we may legally do so.

CHARGES AND DEDUCTIONS

We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume. Charges and deductions allow us to provide you services, but have the effect of reducing your Policy Value and death benefits.

We may waive, reduce, or vary any Policy charges under circumstances in which our expenses are expected to be lower. The amount of the variations and the conditions under which we grant them may change from time to time. These variations generally reflect cost savings over time that we anticipate for Policies sold under certain circumstances, including when Policies are sold to a group or sponsored arrangement.

Services and Benefits We Provide:

•	the death benefit, cash, and loan benefits under the Policy;

•	Investment Options, including Premium allocation;

•	administration of elective options; and

•	the distribution of reports to Owners.

Costs and Expenses We Incur:

•	costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any Riders);

•	overhead and other expenses for providing services and benefits;

•	sales and marketing expenses; and

•	other costs of doing business, such as collecting Premiums, maintaining records, processing claims,

M Intelligent Survivorship VUL Prospectus	27

effecting transactions, and paying federal, state, and local income, premium, and other taxes and fees.

Risks We Assume:

•	that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the Last Surviving Insured dies sooner than we estimate;

•	that the cost of providing the services and benefits under the Policies exceed the charges we deduct and

•	that our investment returns in the general account will be less than the interest rate credited in the fixed account options.

PREMIUM EXPENSE CHARGE

Prior to allocation of Premium, to the fixed account options and/or Investment Accounts, we deduct a Premium Expense Charge from each Premium to reimburse us for certain sales costs and for certain taxes levied upon issued Policies. The tax portion of the charge reimburses us for state, municipality and federal taxes levied upon issued Policies; it is determined based upon tax liabilities for all Policies in all jurisdictions and reflects an average of those liabilities. The sales costs portion is applicable to the various expenditures incurred in marketing and selling the Policy. We credit the remaining amount (the Net Premium) according to your allocation instructions.

MONTHLY CHARGE

We deduct a Monthly Charge from the Policy Value on the Policy Date and on each Monthly Charge Date prior to the Final Policy Date to compensate us for underwriting, issue, and on-going administrative expenses and for the Policy’s insurance coverage, including Rider benefits, if any. We will make deductions on a pro rata basis (i.e., in the same proportion that the Policy Value in each Investment Option bears to the total Policy Value across all Investment Options prior to the deduction). Alternatively, we will make deductions from specific Investment Accounts and/or the fixed account options based upon your instructions. If an Investment Option you have specified no longer has any value from which to deduct the Monthly Charge, then we will deduct the Monthly Charge allocated to this Investment Option pro rata from the other Investment Options you have specified, unless you provide us with new instructions. If no Investment Options you have specified have any value, then we will deduct the Monthly Charge from all of your other Investment Options that still have value on a pro rata basis, unless you provide us with new instructions. Because portions of the Monthly Charge can vary from month to month, the Monthly Charge will also vary.

If the Policy Date is set prior to the Issue Date, a Monthly Charge will accrue on the Policy Date and on each Monthly Charge Date until and including the Issue Date. On the Issue Date, these accrued Monthly Charges will be deducted from the Policy Value. We will then deduct a Monthly Charge from the Policy Value on each Monthly Charge Date thereafter as described above.

The Monthly Charge has five components:

•	a monthly Policy Fee

•	a monthly Administrative Expense Charge;

•	a monthly Asset Based Risk Charge;

•	the monthly Cost of Insurance charge; and

•	charges for riders.

Monthly Policy Fee. We assess a monthly policy charge to help cover our costs of issuing and administering the Policy and for such activities as processing claims, maintaining records and communicating with you.

The annualized Policy Fee is $240. Since there is a minimum cost to issue any Policy, having a fixed monthly charge helps assure that smaller Policies pay their share of Policy costs. In no event will the policy fees imposed exceed this amount. We reserve the right to reduce or waive the policy fee for particular Policies when we anticipate that our administrative and operating expenses will be lower.

Administrative Expense Charge. The Administrative Expense Charge is a monthly charge to help cover our costs of issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you. This charge also helps cover the same costs addressed by the fixed Monthly Policy Fee. Since these costs increase for larger amounts of coverage, the Administrative Expense Charge is a percentage of each layer of BFA and SFA coverage to help assure that larger Policies pay their share of Policy costs. The duration of this charge is 5 years from the Policy Date and each BFA and SFA increase date that creates a new layer of coverage. For each layer of BFA and SFA still in force, the charge is determined by multiplying the initial amount of each layer by its applicable rate. The rate will vary based upon Attained Ages, gender, and Underwriting Classes, at the time the layer is added. The rate will also vary between BFA and SFA layers of coverage.

Asset Based Risk Charge. This charge is for the risks we assume with respect to the Policy, including the risk that mortality is higher than expected, company administrative and sales costs are higher than expected, and persistency in early Policy years is less than expected. It is a percentage of the Policy Value of the Investment Accounts. The current and guaranteed annualized charge is 0.60% in Policy years 1–15 and 0.24% in years 16 and thereafter. While the Policy Value of the Investment Accounts is less than 25% of the Total Face Amount, the current annualized charge equals the guaranteed annualized charge. While the Policy Value of the Investment Accounts is at least 25% of the Total Face Amount, the current annualized charge is 0.42% in Policy years 1–15 and 0.06% thereafter.

Cost of Insurance. We assess a monthly Cost of Insurance charge to compensate us for providing the death benefit. We may use part of the monthly cost of insurance charge to pay other legitimate costs arising from the issuance of the Policy.

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If we approve an increase in your Policy’s Total Face Amount, through increases in BFA or SFA new layers of coverage will be created. We calculate the Cost of Insurance charge separately for each layer of BFA and SFA coverage. The charge for each layer depends on your Policy’s death benefit option, Policy Value, and gender (in most states). It also depends on the Underwriting Classes of the layer, the Attained Ages at the time the layer is added, the number of years the layer has been in force, the face amount of the layer, and whether the layer consists of BFA or SFA coverage.

The Cost of Insurance charge is equal to:

•	the sum across all layers of each layer’s cost of insurance rate, multiplied by that layer’s Net Amount at Risk

The Net Amount at Risk is equal to:

•	the death benefit on the Monthly Charge Date divided by 1.00246627; minus

• the Policy Value on the Monthly Charge Date.

The Monthly Charge for any Rider may be calculated either before or after the monthly Cost of Insurance charge. Any Rider attached to the Policy will specify the order in which we calculate the Monthly Charge for that Rider.

We calculate the Cost of Insurance charge separately for each layer of BFA and SFA coverage. If we approve an increase in your Policy’s Total Face Amount, then different Underwriting Classes and a different cost of insurance rate may apply to the increase, based on each Insured’s circumstances at the time of the increase.

We also calculate the Net Amount at Risk separately for the BFA and any SFA, and for any increase in the BFA and any SFA. The Net Amount at Risk will be pro-rated according to the BFA coverage and any SFA coverage. The respective cost of insurance rates will be applied to the pro-rated Net Amount at Risk. In determining each Net Amount at Risk, we allocate the Policy Value among the BFA and any SFA and any increments of BFA and SFA in proportion to their respective totals. If the death benefit is increased because of the requirements of Section 7702 of the Code, we will allocate such increase among the Initial BFA and SFA and any increments of the BFA and SFA in proportion to their totals. The Net Amount at Risk is affected by investment performance, loans, payment of Premiums, Policy fees and charges, the death benefit option, partial withdrawals, and changes in the BFA and SFA.

Cost of Insurance Rates. As stated above, We base the cost of insurance rates on each Insured’s Underwriting Class, Issue Age, BFA, any SFA, death benefit option, number of full years insurance has been in force, and gender (in most states). The actual monthly cost of insurance rates are based on our expectations as to future mortality and expense experience. We reserve the right to change monthly cost of insurance rates; however, these rates will never be greater than the guaranteed cost of insurance rates stated in your Policy. These guaranteed rates are based on the 2001 Commissioners Standard Ordinary Mortality Table, Age Nearest Birthday, Smoker or Non-smoker, Male or Female. Separate scales of the guaranteed maximum cost of insurance rates apply to substandard risk classifications or Policies with flat or temporary extra mortality charges. For Policies issued in states which require “unisex” policies or in conjunction with employee benefit plans, the guaranteed rates are based on a blend of the Male and Female 2001 Commissioners Standard Ordinary Mortality Tables, Age Nearest Birthday, Smoker or Nonsmoker. The maximum cost of insurance rate for a layer of coverage depends only on each Insured’s Attained Age when the layer was added, gender and Underwriting Class and the number of full years that layer has been in force. Any change in the cost of insurance rates will be on a uniform basis for all Insureds of the same gender, Underwriting Class, Issue Age, Total Face Amount, death benefit option, and number of full years insurance has been in force.

Underwriting Class. The Underwriting Class of an Insured will affect the cost of insurance rates, as will the incurrence of any flat or temporary extra mortality charges. We currently place Insureds into one of the following classes: super preferred non-tobacco, preferred non-tobacco, standard non-tobacco, preferred tobacco, or standard tobacco. Insureds can also be placed into one of a number of substandard non-tobacco or substandard tobacco classes. Substandard classes reflect higher mortality risks.

•

In an otherwise identical Policy, Insureds in the super preferred or preferred class will generally have a lower cost of insurance rate than Insureds in a standard class, and Insureds in a standard class will generally have a lower cost of insurance rate than Insureds in a substandard class.

•	Insureds with Issue Ages below age 15 will be placed into the standard non-tobacco class.

•	Non-tobacco Insureds will generally incur lower cost of insurance rates than Insureds who are classified as tobacco in the same Underwriting Class.

In addition, we will pay a limited death benefit if the Last Surviving Insured’s death occurs while engaged in certain aviation related activities identified in the underwriting process.

Charges for Riders. The Monthly Charge includes charges for any supplemental insurance benefits you add to your Policy by Rider.

TRANSFER CHARGE

We currently allow you to make 12 transfers among the various Investment Options and Investment Accounts each Policy Year with no additional charge.

•	We may deduct $25 for the 13th and each additional transfer made during a Policy Year to compensate us for the cost of processing these transfers.

•	For purposes of assessing the transfer charge, we consider each Acceptable Request to be one transfer, regardless of the number of Investment Options affected by the transfer.

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•	We deduct the transfer charge from the Investment Option to which a transfer was most recently made.

•

Transfers due to dollar cost averaging, automatic account rebalancing, loans, or the initial reallocation from the Money Market Account do not count as transfers for the purpose of assessing any transfer charge.

ACCELERATED DEATH BENEFIT FEE

If you qualify for and elect to receive a one-time lump-sum accelerated death benefit payment, the benefit you receive equals your selected amount of accelerated death benefit minus unpaid Policy expenses, minus any forgiven Outstanding Loan Amounts, minus one year of interest (equal to the greater of the yield on a 90-day Treasury bill on the date we approve your application for this benefit or the current maximum statutory adjustable policy loan interest rate equal to the Moody’s Corporate Bond Yield Average—Monthly Average Corporate, published by Moody’s Investors Service, Inc., for the calendar month ending two months prior to the date the request is approved.) and minus a fee not to exceed $200 to reimburse us for our costs to administer the accelerated death benefit. For more information on accelerated death benefits, see “Death Benefit—Accelerated Death Benefit.”

LOAN INTEREST CHARGE

We currently charge you interest in arrears (the “charged interest rate”) on a loan at a current interest rate of 4% in policy years 1–10 (guaranteed to not exceed 4.5%) and 3% in years 11 and thereafter (guaranteed to not exceed 3.5%). We also currently credit interest on amounts in the Loan Account (the “earned interest rate”) on loans allocated to both the BFA and the SFA at a fixed annual earned interest rate of 3%. See “Transaction Fees; Periodic Charges Other than Fund Operating Expenses” for more information about guaranteed Loan Account crediting rates. Due to the absence of a loan interest spread in years 11 and thereafter, the tax consequences associated with loans outstanding after Policy Year 10 are unclear and a tax adviser should be consulted about these consequences.

PORTFOLIO EXPENSES

Each Investment Account purchases shares of the corresponding Portfolio at net asset value. The Portfolios deduct management fees and other expenses from their assets. Portfolio expenses are paid by each Portfolio before TIAA-CREF Life is provided with the Portfolio’s net asset value. The net asset value of each Investment Account thus reflects the management fees and other expenses incurred by the corresponding Portfolio in which the Investment Account invests. Portfolio expenses may change periodically. For further information, consult the Portfolios’ prospectuses.

ADVISORY FEES

In certain situations, as agreed separately between you and a registered investment adviser, you agree to have its Advisory Fees deducted each quarter from specified Investment Options to compensate the adviser for any management of your Policy. This service is provided to Owners as a convenience, and we reserve the right to terminate the service for any adviser. The fees may be deducted from all of the Investment Accounts (except the Loan Account) and fixed account options in proportion to the Policy Value in each Investment Option (pro rata) or they can be deducted from designated Investment Accounts as specified by you. These fees will generally be considered withdrawals from the Policy for tax purposes. Please see “Federal Tax Considerations” below and consult with your personal tax adviser. These fees will go to individual registered investment advisers who are not affiliated with the Separate Account or the Company. These fees are not the investment advisory fees paid by the underlying Portfolios. No charges will be assessed by us for the withdrawal of these fees and the Total Face Amount will not be reduced by the amount of these fees.

FEDERAL TAX CONSIDERATIONS

Introduction. The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (“IRS”).

Tax Status of the Policy. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Code. Although guidance as to how these requirements are to be applied is limited, we believe that the Policy should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis (i.e., an Underwriting Class involving higher than standard mortality risk), and there is therefore more uncertainty as to those contracts, particularly if you pay the full amount of Premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for federal income

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tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Policies do not give Owners investment control over Separate Account assets. We reserve the right to modify the Policies should such a modification become necessary to prevent an Owner from being treated as the Owner of a pro rata share of the assets in the Separate Account.

In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements. An employer-owned life insurance contract must also satisfy certain notice and consent requirements in order for the entire death benefit to be tax-free. Please see “Employer-Owner Life Insurance Contracts”, below.

Changes to Comply with the Law. So that your Policy continues to qualify as life insurance under the Code or to avoid having the Policy become a MEC, we reserve the right to limit or refund all or part of your Premium payments.

We may refuse to allow you to make partial withdrawals that would cause your Policy to fail to qualify as life insurance under the Code. We also may:

•	make changes to your Policy or its Riders; or

•	make distributions from your Policy to the degree that we deem necessary to qualify your Policy as life insurance for tax purposes.

If we make any changes of this type, we will make similar changes to all affected Policies.

TAX TREATMENT OF POLICY BENEFITS

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

In General. We believe that Death Benefit Proceeds under a Policy generally are excludable from the gross income of the Beneficiary for federal income tax purposes. Federal, state and local transfers, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted as to these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy Value until there is a distribution. (The tax consequences associated with keeping a Policy in force after the younger Insured reaches Attained Age 100 are unclear. A tax adviser should be consulted about such consequences.) When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a MEC.

The IRS has issued Revenue Procedure 2010-28 providing a safe harbor concerning the application of Sections 7702 and 7702A to life insurance contracts that have mortality guarantees based on the 2001 CSO Table and which may continue in force after an insured attains age 100. If a contract satisfies all the requirements of Sections 7702 and 7702A using all of the Age 100 Safe Harbor Testing Method requirements set forth in Rev. Proc. 2010-28, the IRS will not challenge the qualification of that contract under Sections 7702 and 7702A.

Rev. Proc. 2010-28 also states that: “No adverse inference should be drawn with respect to the qualification of a contract as a life insurance contract under § 7702, or its status as not a MEC under § 7702A, merely by reason of a failure to satisfy all of the requirements of [the Age 100 Safe Harbor].”

Modified Endowment Contracts (MEC). Under the Internal Revenue Code, certain life insurance contracts are classified as MECs with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to Premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. The Policy will be a MEC if the Premiums we receive are greater than the “seven-pay limit” as determined under Section 7702A of the Code. The “seven-pay limit” means that, during the first seven years of the Policy, the sum of the actual Premiums paid may not exceed the sum of the “seven-pay premiums.” Generally, the “seven-pay premium” is the level annual premium, such that if it were paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. See the section entitled “Premiums—Premium Limitations” for an example of how the “seven-pay limit” would work. Under this test, a Policy may or may not be a MEC, depending on the amount of Premiums paid during each of the Policy’s first seven years.

Certain changes in a Policy after it is issued could also cause it to be classified as a MEC. For example, a reduction in benefits for a Policy may cause the Policy to be classified as a MEC. Moreover, if there is a “material change” in the Policy’s benefits or other terms, the Policy will have to be restated as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit that is due to the payment of an unnecessary premium. Unnecessary premiums are Premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. A Policy that is acquired in exchange for a life insurance contract classified as a MEC prior to the exchange will be classified as a MEC. A Policy that is acquired in exchange for a life insurance contract not classified as a MEC prior to the exchange will generally not be classified as a MEC if no Premiums are paid under the Policy during the first seven Policy Years after the exchange. A current or prospective Owner should consult with a competent tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

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If a Policy becomes a MEC, all distributions during the contract year in which the Policy becomes a MEC will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

Multiple Policies. All MECs that are issued (or that subsequently become a MEC) by us or our affiliates to the same Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Distributions Other Than Death Benefits From Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:

•

All distributions other than Death Benefit Proceeds, including distributions upon full or partial Surrenders and withdrawals, from a MEC will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Policy only after all gain has been distributed.

•	Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly, as described above.

•

A 10% additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has Attained Age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s Beneficiary or designated Beneficiary.

You should consult a tax adviser to determine if you may be subject to the 10% penalty tax on any distribution or loan that you receive under the Policy.

Distributions Other Than Death Benefits From Policies That Are Not Modified Endowment Contracts. Distributions other than Death Benefit Proceeds from a Policy that is not classified as a MEC are generally treated first as a recovery of the Owner’s investment in the Policy and, only after the recovery of all investment in the Policy, as taxable income. However, certain distributions that must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, due to the absence of a loan interest spread, the tax consequences associated with loans outstanding after Policy Year 10 are unclear and a tax adviser should be consulted about these consequences.

Finally, distributions and loans from or secured by a Policy that is not a MEC are not subject to the 10% additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax free. When a loan is taken out under a Policy that is a MEC, your investment in the Policy is increased by the amount of the loan that is treated as a taxable distribution.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is Surrendered, canceled, or allowed to Lapse, the amount of the outstanding indebtedness (plus accrued interest) will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Overloan Protection Endorsement. If you are contemplating the purchase of the Policy with the Overloan Protection Endorsement, you should be aware that the tax consequences of the Overloan Protection Endorsement have not been ruled on by the IRS or the courts. It is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Endorsement causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Endorsement.

Withholding. We are required to withhold federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies us of that election. If the amount withheld for you is insufficient to cover income taxes, you may have to pay income taxes and possibly penalties later. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

Life Insurance Purchases by Residents of Puerto Rico. Income received by residents of Puerto Rico under a Policy will be U.S.-source income that is generally subject to United States federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. Owners who are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Owner’s country of citizenship or residence. Prospective purchasers who are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Section 1035 Exchanges. Code section 1035 generally provides that no gain or loss shall be recognized by the Owner on the exchange of one life insurance contract for another life insurance contract, an annuity contract or an endowment contract. Contracts subject to tax rules in effect prior to certain legislative changes are likely to be treated as new contracts for purposes of both section 7702, which establishes

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the tests for whether a contract is a life insurance contract for federal income tax purposes, and section 7702A, which provides the criteria for determining whether a contract is a MEC. Prospective purchasers wishing to take advantage of section 1035 should consult their tax advisers.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. Moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect Beneficiary under such contract. It is the employer’s responsibility (i) to verify the eligibility of the intended Insureds under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j) and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts that are also imposed under the Code. These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Split-Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “SOX Act”). The SOX Act prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust, or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules.

In Revenue Ruling 2011-9, the IRS held that the status of an insured as an employee “at the time first covered” for purposes of Section 264(f) does not carry over from a contract given up in a Section 1035 tax-free exchange to a contract received in such an exchange. Therefore, the pro rata interest expense disallowance exception of Section 264(f)(4) does not apply to new policies received in Section 1035 tax-free exchanges unless such policies also qualify for the exception provided by Section 264(f)(4) of the Code. Therefore, it would be advisable to consult with a qualified tax adviser before entering in to a policy exchange transaction.

In all events, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if a non-individual owner or business Beneficiary is subject to this tax.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when an Owner- Last Surviving Insured on a Policy dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Last Surviving Insured owned the Policy. If the Owner was not the Last Surviving Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death. The Policy would not be includable in the Last Surviving

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Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state, and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping, and other taxes. A tax adviser should be consulted about these consequences.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions to the extent permitted under federal tax law.

The American Taxpayer Relief Act of 2012 (“ATRA”). ATRA permanently establishes the federal estate tax, gift tax and generation-skipping transfer tax exemptions at $5,250,000. ATRA also permanently establishes the maximum federal estate tax, gift tax and generation-skipping transfer tax rate at 40%. ATRA allows a deceased spouse’s estate to transfer any unused portion of the deceased spouse’s exemption amount to a surviving spouse. ATRA also unified the estate tax, gift tax and generation skipping transfer tax exemptions and provided for indexing of these exemptions for inflation beginning in 2012.

The Health Care and Education Reconciliation Act of 2010 (the “2010 Act”). The 2010 Act imposes a 3.8% tax in taxable years beginning in 2013 on an amount equal to the lesser of (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). Proposed regulations issued by the IRS define “net investment income” for this purpose as including taxable distributions from life insurance policies over allowable deductions, as such term is defined in the 2010 Act. You should consult a qualified tax adviser regarding the consequences of the 2010 Act.

Accelerated Death Benefits. Payments received under the accelerated death benefit will be excludable from the gross income of the recipient if applicable tax law requirements are met. However, you should consult a qualified tax adviser about the consequences of receiving a payment under this benefit.

Possible Tax Law Changes. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

OUR INCOME TAXES

Under current federal income tax law, as a life insurance company we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes we may incur.

Under current laws in several states, we may incur state and local taxes in addition to premium taxes. These other taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes. If we charge for such taxes in the future, such charges will be imposed on all affected Policies.

RIDERS AND ENDORSEMENTS

Riders offer supplemental benefits under the Policy. Most Riders are subject to age and underwriting requirements and, unless otherwise indicated, must be purchased when the Policy is issued. We deduct any Monthly Charges for Riders from the Policy Value as part of the Monthly Charge. Riders provide fixed benefits that do not vary with the investment performance of the Separate Account. Riders may not be available in all states. Please contact us for additional information.

Overloan Protection Endorsement. This Endorsement guarantees the Policy will not Lapse if it ever becomes overloaned. The Policy becomes overloaned on the first Monthly Charge Date that all of the following conditions are satisfied.

•	The Policy has been in force for at least ten years.

•	The Attained Age of the younger Insured is at least 65.

•

Either the Policy tax test is the Cash Value Accumulation Test, or the Policy tax basis is zero. The Overloan Protection Endorsement is not currently available if the Policy tax test is the Cash Value Accumulation Test. A Policy tax basis of zero would result from withdrawals of all premiums paid for the Policy.

•

The outstanding loan divided by the Policy Value exceeds an overloan limit that may vary by Attained Age, gender, and Underwriting Class. The Owner’s Policy overloan limit is stated in the Endorsement issued on the Policy. After the Policy becomes overloaned, no premiums may be paid, no withdrawals may be taken, and no loans may be taken or repaid. The death benefit will be the minimum death benefit required for your Policy to be in compliance with federal tax law. Please see the section entitled “Death Benefit” for more information on the minimum death benefit. No Monthly Charges will be deducted.

Example: For a $1,500,000 Total Face Amount Policy with the Overloan Protection Endorsement issued to male

34	Prospectus M Intelligent Survivorship VUL

and female Insureds age 62 with preferred Underwriting Classes, the overloan limit in the 20th Policy Year is 97% of Policy Value. If the Outstanding Loan Amount exceeds 97% of the Policy Value on a Monthly Charge Date in the 20th Policy Year, and the other Endorsement conditions are satisfied, the Policy will become overloaned on that Monthly Charge Date, and the benefits and terms of the Endorsement will apply. This example illustrates how the Overloan Protection Endorsement operates and may or may not represent the terms of your Policy.

There is no monthly charge to add this Endorsement to the Policy. However, if this Policy changes to overloaned status, at that time, the Policy Value will be reduced to equal the outstanding loan and moved to a Fixed Interest Account. Policy Value cannot be transferred out of this account and will receive an annual effective crediting rate of 3.00%. Policy loan interest will continue to accrue at the same 3.00% rate.

While this Endorsement is attached to the Policy, the maximum loan value of the Policy cannot exceed the Policy Value multiplied by the overloan limit.

If you are contemplating the purchase of the Policy with the Overloan Protection Endorsement, you should be aware that the tax consequences of the Overloan Protection Endorsement have not been ruled on by the IRS or the courts. It is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Endorsement causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Endorsement.

Policy Split Rider. This Rider allows the Owner to exchange the Policy for a new individual life insurance Policy on the life of each Insured without evidence of insurability if the Attained Age and Underwriting Class of that Insured under the original Policy are respectively no greater than 90 and no less healthy than substandard table rating H. Both Insureds must be living. There is no additional charge for this Rider.

The Owner can apply for an exchange when one of the following happens:

•	the Insureds get divorced. The marriage must be dissolved by a final divorce decree issued by a court of competent jurisdiction.

•	a partnership between Insureds or a corporation with only two shareholders insured by the Policy, who are not married to each other, dissolves.

The Policy and this option must be in force, and the Policy must have a positive Cash Surrender Value on the date of the exchange.

The new Policies will be effective starting on the date of the exchange. Each new Policy will be based on the gender, age and most recent underwriting class of each Insured on the date of the exchange. We’ll issue a new Policy on a single life basis to each Insured.

The Total Face Amount of each new Policy will be equal to half of the current Total Face Amount of the Policy. The death benefit option of each new Policy will be the same as for the Policy.

Enhanced Policy Split Rider. This Rider allows the Owner to exchange the Policy for a new individual life insurance Policy on the life of each Insured without evidence of insurability if the Attained Age and Underwriting Class of that Insured under the original Policy are respectively no greater than 90 and no less healthy than substandard table rating H. Both Insureds must be living. There is no additional charge for this Rider.

The owner may exercise this option within 90 days after the day that the Federal Unlimited Marital Deduction is actually and materially reduced, as a result of the enactment of a new Federal estate tax law, which because of a material reduction, could result in an increase in the Federal estate tax liability at the first death of the two Insureds under the policy. A material reduction of the Federal Unlimited Marital Deduction is defined as one that meets at least one of the following two conditions:

•	if the Federal Marital Deduction is expressed as a percentage of the estate, the deduction is limited to 75% or less of the value of the estate; or

•	if the Federal Marital Deduction is expressed as a dollar amount, the deduction is an amount which is 75% or less of the policy Total Face Amount.

The exchange will become effective when we receive the following:

•	a request for the exchange in a form satisfactory to us

•	approval of the exchange in a form satisfactory to us from any irrevocable beneficiary(ies) or person(s) to whom this policy has been assigned

The policy and this option must be in force and the policy must have a positive cash surrender value on the date of the exchange.

Estate Protection Rider. The rider offers an additional death benefit during the first four Policy years equal to 123% of the Total Face Amount. The rider death benefit amount will automatically increase or decrease in direct proportion with the Total Face Amount of the policy. The rider is automatically included on any policy at no additional charge where: 1) the younger Insured is age 70 or younger, 2) the Total Face Amount is within certain limits, and 3) the older insured does not have an Underwriting Class with a substandard table rating of D or higher or the younger insured has an Underwriting Class without any substandard rating.

SALE OF THE POLICY

TC Services, a subsidiary of Teachers Insurance and Annuity Association of America (TIAA), which is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, or FINRA, is the “principal underwriter” of interests in the Policy. TC Services main offices are at 730 Third Avenue, New York, New York 10017-3206.

M Intelligent Survivorship VUL Prospectus	35

The Policies are distributed on a continuous basis by TC Services and broker-dealer firms through their registered representatives who are appointed as life insurance agents for us. Broker-dealer firms distributing the Policies enter into a selling agreement with us and TC Services. Included among these broker-dealers is M Holdings Securities, Inc. and its registered representatives as well as other broker-dealers with which producers of M Financial Holdings Incorporated are affiliated. For a specified period, and subject to certain conditions, the Policy will be sold only by insurance agents appointed by us who are either registered representatives of TC Services or are affiliated with insurance agencies that are stockholders of M Financial Holdings, Incorporated, and who are registered representatives of its subsidiary, M Holdings Securities, Inc., or other broker-dealers unaffiliated with M Financial Holdings, Incorporated (collectively, “broker-dealer firms”).

Broker-dealer firms that distribute or support the marketing of our Policies may be compensated by means of various compensation and incentive arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and incentive payments.” These arrangements may differ among firms, and not all broker-dealer firms will receive the same compensation and incentive payment benefits for distributing the Policy. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of the Policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealer firms determine how much of any amounts received from us is to be paid to their registered representatives and make those payments to their registered representatives. TC Services may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Owners do not pay any compensation or incentive benefits directly. These payments are made from TC Services’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from a Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed on Owners and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a Policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealer firms in the Statement of Additional Information, which is available upon request.

Standard compensation. TC Services pays compensation to broker-dealer firms for the promotion and sale of the Policies and for providing ongoing service in relation to Policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the Policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The amount and timing of commissions we may pay to broker-dealers may vary depending on the particular selling agreement. During the first ten years, commissions will not exceed 115% of the first Target Premium, plus 18% of the second and third Target Premiums, plus 10.5% of the fourth and fifth Target Premiums, plus 8.5% of the sixth through tenth Target Premiums, plus 7.5% of Premiums received above ten Target Premiums. Commissions paid after year ten will not exceed 1% of Premiums received in years eleven and thereafter.

In certain cases, commissions within the limits described above may be postponed with interest into later years. Target Premium varies based on the both Insureds’ Issue Ages, gender, rating classes, and Base Face Amount

Additional compensation and incentive payments. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“incentive payments”), either directly or through TC Services, with selected broker-dealers, which may receive, directly or indirectly, additional payments in the form of cash, other non-cash compensation or reimbursement. These arrangements may include compensation or reimbursement to a broker-dealer for: featuring the Policy in its sales system; giving us preferential access to sales staff; allowing TC Services or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force; “due diligence” examination of the Policy; sponsoring conferences, seminars, sales or training programs for invited registered representatives and other employees; travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs; seminars for the public or client seminars; advertising and sales campaigns regarding the Policy; assisting a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firm; “preferred product” treatment of the Policies in a marketing programs, which may include marketing services and increased access to sales representatives; ) sales promotions relating to the Policies; and inclusion in the financial products inventory of the broker-dealer. Additionally, we may provide: loans to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, which loans may be forgiven if aggregate sales goals are met; and provide staffing or other administrative support and services to broker-dealers who distribute the Policies. We may also contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

36	Prospectus M Intelligent Survivorship VUL

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers, and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policies.

Certain entities that are not registered as broker-dealers, including M Financial Holdings, Inc., may control access to certain selling offices and may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. We may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers that distribute the policies, and which may be affiliated with those broker-dealers.

Any issues related to the servicing or administration of the Policy should be directed to our Administrative Office. Written customer complaints should be mailed to the Administrative Office.

ADDITIONAL INFORMATION

M FINANCIAL GROUP

In addition to deriving revenue through the sale of the Policy and other registered and unregistered products offered by other insurance companies, M Financial Group also derives revenue through the profits (or potentially losses) which its affiliated reinsurer, M Life Insurance Company, doing business as M Financial Re, earns under reinsurance agreements with insurers whose products are sold by M Financial Group agents and broker-dealers. M Financial Re has or will enter into a quota share modified coinsurance reinsurance agreement with the Company wherein M Financial Re will receive a quota share of the profits or losses, as the case may be, from the mortality, investment, and persistency risks it assumes, including risks on your Policy. Although the Company will not actually cede any reserves to M Financial Re, based on the terms of our reinsurance agreement, M Financial Re will earn a quota share of the investment income earned by us, or it will pay us if our investments result in losses.

Affiliates of M Financial Group also sponsor and manage certain of the Portfolios in which the Separate Account invests. See “Separate Account and Portfolios” for more information about services and revenue.

DELAYS IN PAYMENTS

We usually pay the amounts of any Surrender, partial withdrawal, Death Benefit Proceeds, loan or payments under a payment method within 7 days after we receive all applicable Acceptable Notices, and/or due proofs of death. However, we can postpone these payments if:

•	the New York Stock Exchange is closed for trading, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the SEC; or

•

an emergency exists, as a result of which the SEC determines that (A) the disposal of shares in an Investment Account’s corresponding Portfolio is not reasonably practicable, or (B) it is not reasonably practicable to fairly determine the value of the net assets of an Investment Account’s corresponding Portfolio; or

•	an Investment Account’s corresponding Portfolio otherwise suspends payment or redemption of its shares pursuant to an order of the SEC; or

•

you have submitted a check or draft to our Administrative Office, in which case we have the right to defer payment of Surrenders, partial withdrawals, Death Benefit Proceeds, or payments under a payment method until the check or draft has been honored.

If, pursuant to SEC rules, the TIAA-CREF Life Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, loan, Surrender, or death benefit from the TIAA-CREF Life Money Market Sub-Account until the Fund is liquidated.

We have the right to defer payment of amounts from the fixed account options for up to 6 months after receipt of Acceptable Notice, but will not defer a payment from the fixed account options that is to be applied to pay required Premiums on other policies in force with us. (We pay interest at an annual rate from the effective date of the withdrawal, Surrender or loan if we delay any fixed account options payment for 30 days or more. This annual rate will be the same rate as the fixed account options’ guaranteed crediting rate. Interest must equal $25 or more before it will accrue or be paid.)

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an Owner’s ability to make certain transactions and thereby refuse to accept a Premium or any request for transfers, partial withdrawals, Surrenders, loans, or Death Benefit Proceeds, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Policy to government regulators.

STATE VARIATIONS

This prospectus provides a general description of the Policy. Policies issued in your state may provide different features and benefits from, and impose a different cost than, those described in this prospectus. Notwithstanding any state variations, all material rights and obligations under the

M Intelligent Survivorship VUL Prospectus	37

Policy are described in the prospectus. You should read the Policy carefully for any non-material variations in your state. If you would like to review a copy of the Policy and endorsements, contact our Administrative Office.

PERFORMANCE DATA

In order to demonstrate how the actual investment performance of the Portfolios could have affected the death benefit, Policy Value, and Cash Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each Portfolio since its inception. These hypothetical illustrations are designed to show the performance that could have resulted if the Policy had been in existence during the period illustrated and are not indicative of future performance.

The values we illustrate for death benefit, Policy Value, and Cash Surrender Value take into account all applicable charges and deductions from the Policy, the Separate Account and the Portfolios, presenting separate sets of values based on current and guaranteed charges, but do not deduct charges for any Riders.

LEGAL PROCEEDINGS

None of the Separate Account, the Company nor TC Services, is involved in any legal action or any pending or threatened lawsuits that it believes will have a materially adverse impact on it or on the Separate Account.

FINANCIAL STATEMENTS

Our financial statements are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Separate Account’s financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies.

OTHER INFORMATION

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on Policy Owners, Insureds, Beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

Policy Owners are urged to keep their own, as well as their Insureds’, Beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. Such updates should be communicated in writing to TIAA-CREF Life Insurance Company, P.O. Box 1258, Charlotte, North Carolina 28201-1258; by calling us between the hours of 8:30 a.m. and 5:30 p.m. Eastern Time, Monday-Friday at 855 809-8333; or 24 hours a day via our website www.tiaa-cref.org.

GLOSSARY

Acceptable Notice or Request  The notice or request you must deliver to us at our Administrative Office to request or exercise your rights as Owner under the Policy. To be complete, each such notice or request must: (1) be in a form we accept; (2) contain the information and documentation that we determine in our sole discretion is necessary for us to take the action you request or for you to exercise the right specified (including your Policy number, your full name, the full name of the Insured(s), and your current address); and (3) be received at our Administrative Office.

Administrative Office  The office you must contact to exercise any of your rights under the Policy. You should send all payments and requests to: TIAA-CREF Life Insurance Company, Administrative Office, P.O. Box 1258, Charlotte, North Carolina, 28201-1258; Telephone: 855 809-8333.

Advisory Fee  An amount that is withdrawn from the Policy Value to pay a registered investment adviser who has an agreement with you. This fee is not charged by the Separate Account or the Company and does not refer to any investment advisory fees paid by the Portfolios underlying the Investment Options. A withdrawal to pay Advisory Fees (like any other partial withdrawal) may have tax consequences. A tax adviser should be consulted about these consequences.

Attained Age  A person’s age on his or her nearest birthday to the Policy Date, plus the number of full Policy Years completed since the Policy Date. We increase “Attained Age” by one year on each Policy Anniversary.

Administrative Expense Charge  A Monthly Charge to help cover our costs of issuing and administering the Policy, and for such activities as processing claims, maintaining records and communicating with you.

Asset Based Risk Charge  A Monthly Charge deducted from your Policy Value to compensate us for certain risks we assume, and for certain expenses we incur.

Base Face Amount (BFA)  Along with any Supplemental Face Amount, part of the Total Face Amount of insurance coverage applied for. The BFA may be increased or decreased. Increases occurring at different times create separate layers that may have differing applicable charges and requirements.

Beneficiary  The person(s) you select to receive the Death Benefit Proceeds from the Policy.

Business Day  Any day that the New York Stock Exchange or its successor is open for trading. It usually ends at 4:00 PM Eastern Time or when trading closes on the New York Stock Exchange or its successor, whichever is earlier. If we receive your payment or request after the end of a Business Day, we’ll process it as of the end of the next Business Day. Certain restrictions may apply with respect to particular Portfolios.

38	Prospectus M Intelligent Survivorship VUL

Cash Surrender Value  The amount we pay when you Surrender your Policy. It is equal to the Policy Value less any Outstanding Loan Amount.

Cash Value Accumulation Test  One of the two alternative tests under the Code to analyze whether a Policy qualifies as a life insurance contract that is eligible for special tax treatment under the Code.

Code  The Internal Revenue Code of 1986, as amended, and its related rules and regulations or its successor statute.

Cost of Insurance  A Monthly Charge deducted from your Policy Value to compensate us for providing the death benefit.

Company (We, Us, Our)  TIAA-CREF Life Insurance Company.

Death Benefit Proceeds  The amount we pay to your Beneficiaries when we receive satisfactory proof of the death of both Insureds. The amount equals the death benefit under the death benefit option you’ve chosen, minus any Outstanding Loan Amount and any overdue Monthly Charges.

Enhanced Fixed Account  An Investment Option that is within our general account. Policy Value allocated to the Enhanced Fixed Account earns interest at a rate no less than the contractually guaranteed minimum rate.

Final Policy Date  The date the younger Insured reaches Attained Age 120. After the Final Policy Date, the death benefit under any option continues until the Last Surviving Insured’s death, Policy Lapse, or Surrender. The Supplemental Face Amount terminates at the Final Policy Date.

Fixed Account  An Investment Option that is within our general account. Policy Value allocated to the Fixed Account earns interest at a rate no less than the contractually guaranteed minimum rate.

Fixed Interest Account  The portion of our General Account where Policy Value is transferred if your Policy changes to overloaned status and receives a stipulated rate of 3.00% interest.

General Account  All of TIAA-CREF Life’s assets other than those allocated to the Separate Account or to any other TIAA-CREF Life Separate Account.

Grace Period  The period after which a Policy will Lapse if you do not make a sufficient payment. The Grace Period is 61 days.

Guideline Premium Test  One of the two alternative tests under the Code to analyze whether a Policy qualifies as a life insurance contract that is eligible for special tax treatment under the Code.

Insured  A person whose life is insured by the Policy.

Investment Accounts  Each Investment Account is a sub-account of the Separate Account and invests its assets in shares of a corresponding Portfolio.

Investment Options  The options you can choose from when you’re allocating Net Premiums under the Policy. The Investment Options for the Policy include the Investment Accounts and the fixed account options.

Issue Age  An Insured’s age as of his or her nearest birthday to the Policy Date.

Issue Date  The date on which the Policy is issued at our Administrative Office. This date is used to measure suicide and contestable periods.

Lapse  When your Policy terminates without value after a Grace Period and the No-Lapse Guarantee Period is no longer in effect. You may reinstate a Lapsed Policy, subject to certain conditions.

Last Surviving Insured  The Last Surviving Insured to die under a last survivor Policy.

Loan Account  The account within our general account to which we transfer Policy Value from the Investment Options as collateral when you take out a Policy loan.

MEC  A Modified Endowment Contract, which is a special kind of life insurance policy as defined under the Code. A MEC doesn’t receive the same tax advantages as other life insurance policies.

Monthly Charge  This is the monthly amount we deduct from the Policy Value on each Monthly Charge Date. The Monthly Charge includes the policy fee, Administrative Expense Charges, Asset Based Risk Charge, cost of insurance charge and charges for any Riders.

Monthly Charge Date  The day we deduct the Monthly Charge from your Policy Value. It’s the same date of each calendar month as the Policy Date, or it’s the last day of the month if that comes first.

Net Amount at Risk  The Net Amount at Risk is equal to the death benefit on the Monthly Charge Date divided by 1.00246627; minus the Policy Value on the Monthly Charge Date.

Net Premium  The portion of a Premium payment allocated to the Investment Options. It equals the Premium less the Premium Expense Charge.

Outstanding Loan Amount  The amount in the Loan Account plus any unpaid and accrued interest you owe.

Owner (You, Your)  The person or entity with an interest or title to the Policy.

Policy  A legal life insurance contract between the Owner and TIAA-CREF Life Insurance Company.

Policy Anniversary  The same date of each calendar year as the Policy Date. If the Policy Date is February 29th and the current calendar year is not a leap year, the Policy Anniversary will be February 28th.

Policy Date  The effective date of the Policy as set forth in the Policy. The Policy Date is used to determine Monthly Charge Dates and Policy Years. The Policy Date is generally the same as the Issue Date but, subject to state approval, may be another date agreed upon by us and the proposed Owner.

M Intelligent Survivorship VUL Prospectus	39

Policy Fee  A Monthly Charge deducted from your Policy Value to help cover our costs of issuing and administering the Policy and for such activities as processing claims, maintaining records and communicating with you.

Policy Value  The sum of your Policy’s values in the Investment Accounts, the fixed account options, and the Loan Account.

Policy Year  A year that starts on the Policy Date or on a Policy Anniversary.

Portfolio  A series of an investment company that is registered with the Securities and Exchange Commission in which an Investment Account is invested. The Policy allows you to invest in the Separate Account that invests in series of investment companies that are listed on the front page of this prospectus.

Premiums  All payments you make under the Policy other than repayments of Outstanding Loan Amounts.

Premium Expense Charge  A charge deducted from each Premium payment to reimburse us for certain Federal, State and municipal taxes and to defray sales costs.

Rider  An amendment, addition, benefit or endorsement to the Policy that changes the terms of the Policy by: (1) expanding Policy benefits; (2) restricting Policy benefits; or (3) excluding certain conditions from the Policy’s coverage. A Rider that is added to the Policy becomes part of the Policy.

Right to Cancel Period  The period shown on your Policy’s cover page during which you may examine and return the Policy to us at our Administrative Office and receive a refund. The length of the Right to Cancel Period varies by state.

Separate Account  TIAA-CREF Life Separate Account VLI-2. The Separate Account is divided into Investment Accounts, each of which invests in shares of a corresponding Portfolio.

Supplemental Face Amount  The amount of supplemental term insurance coverage you request. The SFA may be increased or decreased. Increases issued at different times create separate layers that may have differing applicable charges and requirements.

Surrender  To cancel the Policy by Acceptable Request from the Owner or the Owner’s assignee and return the Policy to us at our Administrative Office.

Target Premium or Targets  The amount of premium used to determine the amount of commissions paid by the Company to the selling broker-dealer. Target Premiums vary by gender, Issue Ages, and Underwriting Classes of the Insureds and Base Face Amount. Target Premium is shown in the illustration for the Owner’s Policy.

Total Face Amount  A combination of the Base Face Amount and any Supplemental Face Amount of insurance coverage that you request, including any layers of BSA and SFA added after issue. The Total Face Amount may be increased or decreased after issue through increases or decreases of the Base Face Amount and/or the Supplemental Face Amount, subject to certain conditions. The Total Face Amount may be affected by any accelerated death benefit payments, changes in death benefit options, and partial withdrawals. The Total Face Amount is a factor in determining the death benefit and certain charges.

Underwriting Class  A class we assign to each Insured and use to calculate cost of insurance charges. Classes are based on health, tobacco use, and other non-medical factors. The classes are: super preferred non-tobacco, preferred non-tobacco, standard non-tobacco, preferred tobacco, and standard tobacco. There are also various substandard non-tobacco and substandard tobacco classes. These classes may include any flat or temporary extra mortality charges.

Unit  A unit of measure used to calculate the amount of Policy Value in any Investment Account.

40	Prospectus M Intelligent Survivorship VUL

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

B-2	Additional Policy Information
B-2	The Policy
B-2	Our Right to Contest the Policy
B-2	Policy Cost Factors
B-2	Additional Ownership Rights
B-3	Additional Information on Dollar Cost Averaging
B-3	Suicide Exclusion
B-4	Misstatement of Age or Sex
B-4	Policy Termination
B-4	Additional Information on Sales of the Policies
B-4	Illustrations
B-4	Performance Data
B-5	Total Returns

B-6	Additional Information
B-6	Legal Developments Regarding Unisex Actuarial Tables
B-6	Reports to Owners
B-6	Safekeeping of Account Assets
B-6	Records
B-6	Legal Matters
Independent Auditors
B-7	Additional Information about the Company
B-7	Additional Information about the Separate Account
B-7	Management-Related Service Contracts
B-7	Potential Conflicts of Interest
B-7	Other Information
B-7	Financial Statements
B-8	Index to Financial Statements

M Intelligent Survivorship VUL Prospectus	41

For more information about M Intelligent Survivorship VUL

How to Reach Us

TIAA-CREF Website

Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

www.tiaa-cref.org

24 hours a day, 7 days a week

Administrative Office

855 809-8333

8:30 a.m. to 5:30 p.m. ET, Monday–Friday

To learn more about the Policy, you should read the Statement of Additional Information (“SAI”) dated the same date as this prospectus. The SAI contains more detailed information about the Policy than is contained in this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of the prospectus. The table of contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefit Proceeds, Cash Surrender Values, and Policy Values, or to request other information about the Policy, please call or write to us at our Administrative Office 855 809-8333.

The SAI has been filed with the SEC. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about the Policy and us. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 202 942-8090.

Investment Company Act of 1940

Registration File No. 811-22659.

A13724

5/13

STATEMENT OF ADDITIONAL INFORMATION

M INTELLIGENT SURVIVORSHIP VUL

FLEXIBLE PREMIUM LAST SURVIVOR VARIABLE UNIVERSAL LIFE INSURANCE POLICY

TIAA-CREF Life Separate Account VLI-2

TIAA-CREF Life Insurance Company

May 1, 2013

This Statement of Additional Information (“SAI”) contains additional information regarding an individual flexible premium last survivor variable universal life insurance policy (the “Policy”) offered by TIAA-CREF Life Insurance Company (the “Company” or “TIAA-CREF Life”). We issue the Policy on a last survivor basis. This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2013 and the prospectuses for the mutual funds that serve as Investment Options for the Policy. You may obtain a copy of these prospectuses at no charge by writing us at: TIAA-CREF Life Insurance Company, P.O. Box 1258 Charlotte, NC 28201-1258 or calling us toll-free at 855 809-8333. In addition, if you receive a summary prospectus for any fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

B-2	Additional Policy Information
B-2	The Policy
B-2	Our Right to Contest the Policy
B-2	Policy Cost Factors
B-2	Additional Ownership Rights
B-3	Additional Information on Dollar Cost Averaging
B-3	Suicide Exclusion
B-4	Misstatement of Age or Sex
B-4	Policy Termination
B-4	Additional Information on Sales of the Policies
B-4	Illustrations
B-4	Performance Data
B-5	Total Returns

B-6	Additional Information
B-6	Legal Developments Regarding Unisex Actuarial Tables
B-6	Reports to Owners
B-6	Safekeeping of Account Assets
B-6	Records
B-6	Legal Matters
B-6	Experts
B-7	Additional Information about the Company
B-7	Additional Information about the Separate Account
B-7	Management-Related Services Contracts
B-7	Potential Conflicts of Interest
B-8	Other Information
B-8	Financial Statements
B-9	Index to Financial Statements

ADDITIONAL POLICY INFORMATION

THE POLICY

The Policy, application(s), Policy schedule pages, and any Riders are the entire contract. Only statements made in the applications can be used to void the Policy or to deny a claim. We assume that all statements in an application are true to the best knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

OUR RIGHT TO CONTEST THE POLICY

In issuing the Policy, we rely on all statements made by or for you and/or an Insured in the application or in a supplemental application. Therefore, we may contest the validity of the Policy based on material misstatements made in the application (or any supplemental application).

However, we will not contest the Policy after the Policy has been in force during the lifetime of the Insureds for 2 years from the Issue Date, except for nonpayment of Premium. Likewise, we will not contest any Policy change that requires evidence of insurability, or any reinstatement of the Policy, after such change or reinstatement has been in effect during the lifetime of the Insureds for 2 years. However, if we issue the Policy as a result of a conversion option from term insurance, we will measure the contestable period from the Issue Date of the term policy.

If your Policy Lapses and we reinstate it, we have the right to contest the validity of your Policy for two years from the date that it was reinstated. Once your reinstated Policy has been in force for two years from the reinstatement date during the lifetime of the Insureds, we generally lose the right to contest its validity.

If you change the Death Benefit Option, we will not contest the amount of any increase in the death benefit due to such change after such change has been in force during the lifetime of the Insureds for 2 years from the date the change takes effect. If Total Face Amount has been increased subject to evidence of insurability, we will not contest such increase after it has been in force during the lifetime of the Insureds for 2 years from the date the increase takes effect. If we successfully contest a change of the Death Benefit Option or an increase in Face Amount subject to evidence of insurability, the death benefit will be what would have been payable had such change or increase not taken effect. We will refund to your Policy Value any additional cost of insurance, Policy fee, and Rider charges associated with such increase or change.

POLICY COST FACTORS

We may change monthly cost of insurance rates, policy fees, Administrative Expense Charges, Premium Expense Charges, Asset Based Risk Charges, and any Rider charges. Any change will be determined in accordance with the procedures and standards on file with the insurance department of the state in which this Policy is delivered. Any changes in Policy cost factors will be based on changes in future expectations for (1) mortality; (2) expenses; (3) persistency; (4) investment earnings; (5) federal taxes; (6) state or local taxes, and (7) assets we are required to set aside to maintain adequate reserves and surplus to cover our liabilities.

Changes in Policy cost factors will be determined prospectively, will not occur because of a change in either Insured’s health or occupation, and will not be made to recoup any prior losses. We will not change Policy cost factors more frequently than once a month. We will review the Policy for a class of Insureds to determine whether an adjustment in Policy cost factors should be made at least once a year for interest and at least once every five Policy Years for other Policy cost factors.

ADDITIONAL OWNERSHIP RIGHTS

You, as the Owner, may exercise certain rights under the Policy, including the following:

Selecting and Changing the Beneficiary

•	You designate the Beneficiary the person to receive the Death Benefit Proceeds when the Last Surviving Insured dies in the application.

B-2	Statement of Additional Information ■ M Intelligent Survivorship VUL

•	There are two Beneficiary classes—primary and contingent. You may designate more than one Beneficiary in a class. If you designate more than one primary Beneficiary, then each primary Beneficiary that survives the Last Surviving Insured shares equally in any Death Benefit Proceeds unless you instruct us otherwise in an Acceptable Notice.

•	If no primary Beneficiaries survive the Last Surviving Insured, then all those named as contingent Beneficiaries who are still alive will receive an equal portion of the Death Benefit Proceeds, unless you instruct us otherwise in an Acceptable Notice.

•	If there is not a designated Beneficiary surviving at the death of the Last Surviving Insured, we will pay the Death Benefit Proceeds in a lump sum to you, if living, or to your estate.

•	You may also designate a Beneficiary as revocable or irrevocable. The consent of any irrevocable Beneficiary is needed to exercise any Policy rights except changing the amount or timing of Premiums, reinstating the Policy, changing Premium allocations, and transferring among Investment Options.

•	You can change a revocable Beneficiary by providing us with Acceptable Notice while the Last Surviving Insured is alive.

•	The change in revocable Beneficiary is effective as of the date you complete an Acceptable Notice, regardless of whether the Last Surviving Insured is alive when we receive the notice.

•	We are not liable for any payment or other actions we take based on existing Beneficiary designations before we receive your Acceptable Notice.

•	A Beneficiary generally may not pledge, commute, or otherwise encumber or alienate payments under the Policy before they are due.

Changing the Owner

•	You may change the Owner by providing an Acceptable Notice to us at any time while the Last Surviving Insured is alive. If you change the Owner, your ownership rights terminate and the new Owner will be entitled to all rights available under the Policy.

•	The change in Owner is effective as of the date you complete an Acceptable Notice, regardless of whether the Last Surviving Insured is alive when we receive the request.

•	We are not liable for any payment or other actions we take before we receive your Acceptable Notice.

•	Changing the Owner does not automatically change the Beneficiary or the Insureds.

•	Changing the Owner may have tax consequences. You should consult a tax adviser before changing the Owner.

Assigning the Policy

•	You may assign Policy rights while an Insured is alive by submitting an Acceptable Notice to us. You retain any ownership rights that are not assigned.
•	An absolute assignment of the Policy will cause the assignee to become the Owner. A collateral assignment will not cause a change of ownership. However, your interests and the interests of any Beneficiary or other person will be subject to any collateral assignment.

•	Assignments are subject to any outstanding policy loan.

•	We are not:

•	bound by any assignment unless we receive an Acceptable Notice of the assignment;

•	responsible for the validity of any assignment or determining the extent of an assignee’s interest; or

•	liable for any payment we make before we receive Acceptable Notice of the assignment.

•	We reserve the right to reject assignments that we reasonably believe are intended to develop a secondary market for the policy, such as selling the policy to a ‘factoring company’ that pays a discounted lump sum in return for assignments of future death benefits.

•	Assigning the Policy may have tax consequences. You should consult a tax adviser before assigning the Policy.

ADDITIONAL INFORMATION ON DOLLAR COST AVERAGING

You also decide how many scheduled transfers to make from a fixed account option or Money Market Account to one or more other Investment Accounts (although we may require a minimum number of transfers to participate in the program). If you don’t determine the number of transfers, transfers will be made until there is no Policy Value remaining in a fixed account option or Money Market Account. We won’t charge you for any transfers made under the dollar cost averaging program. We reserve the right to only allow you to start one dollar cost averaging program in any Policy Year.

You will receive confirmations of transfers made under the dollar cost averaging program. You are responsible for reviewing the confirmations to verify that the transfers are being made as requested. There is no additional charge for dollar cost averaging. A transfer under this program is not considered a transfer for purposes of assessing any transfer fee.

We may modify, suspend, or discontinue the dollar cost averaging program at any time, which may include specifying a minimum number of transfers you will need to specify in order to a participate in the program. We will give you at least 30 days’ notice if we discontinue the program.

SUICIDE EXCLUSION

If either Insured commits suicide within 2 years of the Issue Date (may be different in some states), the Policy will terminate and our liability will be limited to an amount equal to the Premiums paid, less any Outstanding Loan Amounts, and less any partial withdrawals previously paid. However, if the Policy is issued as a result of a conversion option from term insurance, the suicide period will be measured from the Issue Date of the term policy.

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-3

If either Insured commits suicide within 2 years from the effective date of any increase in Face Amount or Death Benefit Option change for which evidence of insurability had been provided, the Policy will terminate and our liability will be limited to the death benefit that would have been payable had the increase or change not taken effect. We will also refund to your Policy Value any additional cost of insurance, Policy fee, and Rider charges associated with such increase or change.

MISSTATEMENT OF AGE OR SEX

If either Insured’s age or, in most states, gender was stated incorrectly in the application and we discover such misstatement after the death of the Last Surviving Insured, the amount of death benefit will be that which would be purchased by the most recent deduction for the cost of insurance charge at the correct age or gender. The amount of death benefit for any Riders will be that which would be purchased by the most recent deduction for Rider charges at the correct age or gender. However, in most states, if we discover such misstatement while either Insured is living, we will retroactively adjust the Policy Value to reflect the Monthly Charges that should have been made for the correct age or gender of the Insured.

POLICY TERMINATION

Your Policy will terminate on the earliest of:

•	the end of the Grace Period without a sufficient payment;

•	the date the Last Surviving Insured dies;

•	the effective date of the exchange of this Policy for a paid-up life insurance policy, if available;

•	the date this Policy is exchanged for another life insurance or annuity policy; or

•	the date you Surrender the Policy.

ADDITIONAL INFORMATION ON SALES OF THE POLICIES

TIAA-CREF Individual and Institutional Services, LLC (“TC Services”) is responsible for distributing the Policies pursuant to a distribution agreement with us. TC Services may be considered the “principal underwriter” of interests in the Policy. TC Services, a Delaware corporation, is located at 730 Third Avenue, New York, New York 10017-3206. TC Services is a subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TC Services is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of FINRA.

We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

The Policies are distributed by TC Services and broker-dealer firms through their registered representatives who are appointed as life insurance agents for us. Broker-dealer firms distributing the Policies enter into a selling agreement with us and TC Services. Included among these broker-dealers is M Holdings Securities, Inc. and its registered representatives as well as other broker-dealers with which producers of M Financial Holdings Incorporated are affiliated. For a specified period, and subject to certain conditions, the Policy will be sold only by insurance agents appointed by us who are either registered representatives of TC Services or are affiliated with insurance agencies that are stockholders of M Financial Holdings, Incorporated, and who are registered representatives of its subsidiary, M Holdings Securities, Inc., or other broker-dealers unaffiliated with M Financial Holdings, Incorporated. We pay TC Services a fee from our general account assets for sales of all Policies in the Separate Account. During fiscal year 2012, we paid TC Services $1,301,854.We intend to recoup payments made to TC Services through fees and charges imposed under the Policy.

ILLUSTRATIONS

We may provide illustrations for death benefit, Policy Value, and Cash Surrender Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for hypothetical people. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your Policy Value will depend on factors such as the amounts you allocate to particular Investment Options, the amounts deducted for the Policy’s Monthly Charges, the underlying Portfolios’ expense ratios, and your Policy loan and partial withdrawal history.

Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed Insureds’ ages and Underwriting Classes, Total Face Amount, the death benefit option, planned Premiums, and Riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one Policy illustration during a Policy Year.

PERFORMANCE DATA

In order to demonstrate how the actual investment performance of the Portfolios could have affected the death benefit, Policy Value, and Cash Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each Portfolio or corresponding Investment Account since its inception. These hypothetical illustrations are designed to show the performance that could have resulted if the Policy had been in existence during the period illustrated and are not indicative of future performance.

The values we illustrate for death benefit, Policy Value, and Cash Surrender Value take into account all applicable charges and deductions from the Policy (current and guaranteed), the Separate Account, and the Portfolios. We have not deducted charges for any Riders. These charges would lower the performance figures significantly if reflected.

During extended periods of low interest rates, the yields of any Investment Account investing in a money market

B-4	Statement of Additional Information ■ M Intelligent Survivorship VUL

Portfolio may also become extremely low and possibly negative, particularly after the deduction of Policy and Separate Account charges.

From time to time, we may advertise yields, effective yields, and total returns for the Investment Accounts. These figures are based on historical earnings and do not indicate or project future performance. We may also advertise performance of the Investment Accounts in comparison to certain performance rankings and indices. Effective yields and total returns for an Investment Account are based on the investment performance of the corresponding Portfolio. Portfolio expenses influence Portfolio performance.

In advertising and sales literature, the performance of each Investment Account may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Investment Accounts. Lipper Analytical Services, Inc. (“Lipper”) and Variable Annuity Research Data Service (“VARDS”) are independent services that monitor and rank the performance of variable life insurance issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and VARDS each rank these issues on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the Separate Account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. In addition to Lipper and VARDS, we also may rely on other third-party independent services to provide similar information.

Advertising and sales literature for the Policies may also compare the performance of the Investment Accounts to the Standard & Poor’s Composite Index of 500 Common Stocks, the Morgan Stanley EAFE® Index, the Russell 1000® Index, the Russell 2000® Index, and the Dow Jones Indices, all widely used measures of stock market performance. These unmanaged indices assume the reinvestment of dividends, but do not reflect any “deduction” for the expense of operating or managing an investment Portfolio.

Advertising and sales literature for the Policies may also contain information on the effect of tax deferred compounding on Investment Account investment returns, or returns in general. The tax deferral may be illustrated by graphs and charts and may include a comparison of various points in time of the return from an investment in a Policy (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis. All income and capital gains derived from Investment Account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the Portfolio’s investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio in which an Investment Account invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations that illustrate variations of the death benefit, Policy Values, and Cash Surrender Values under your Policy.

TOTAL RETURNS

The total return of an Investment Account refers to return quotations assuming an investment under a Policy has been held in the Investment Account for various periods of time including, but not limited to, a period measured from the date the Investment Account commenced operations. For periods prior to the date an Investment Account commenced operations, performance information for Policies funded by that Investment Account may also be calculated based on the performance of the corresponding Portfolio and the assumption that the Investment Account was in existence for the same periods as those indicated for the Portfolio, with the current level of Policy charges. The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the value of that investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the Investment Account from the beginning date of the measuring period to the end of that period.

Until an Investment Account has been in operation for 10 years, we will include quotes of average annual total return for the period measured from the Investment Account’s inception. When an Investment Account has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the Investment Accounts may include information for the period before any Policies were registered under the Securities Act of 1933, from the inception of the Investment Accounts, with the level of Policy charges currently in effect.

Average annual total returns reflect total underlying Portfolio expenses. However, charges such as the monthly cost of insurance charge, monthly Administrative Expense Charge, Asset Based Risk Charge, and policy fee (which are based on factors, such as gender, Issue Ages, Underwriting

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-5

Classes, Policy Year, Policy Value, death benefit option, and Total Face Amount, and which therefore vary with each Policy) (“Non-Common Charges”) are not reflected in average annual total returns, nor is the Premium Expense Charge. If Non-Common Charges were deducted, performance would be significantly lower.

Because of the charges and deductions imposed under a Policy, performance data for the Investment Accounts will be lower than performance data for their corresponding Portfolios. The performance of an Investment Account will be affected by expense reimbursements and fee waivers applicable to their corresponding Portfolios. Without these reimbursements and waivers, performance would be lower. Each of the Portfolios has provided all performance information, including the Portfolio total value information used to calculate the total returns of the Investment Accounts for periods prior to the inception of the Investment Accounts.

Performance for any given past period is not an indication or representation of future performance. The performance of each Investment Account will fluctuate on a daily basis.

ADDITIONAL INFORMATION

LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of gender. In that case, the Supreme Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that, in other factual circumstances, the Title VII prohibition of gender-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit the use of gender-distinct mortality tables under certain circumstances. The Policies, other than Policies issued in states that require “unisex” policies (currently Montana), are based upon actuarial tables that distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy.

REPORTS TO OWNERS

At least once each year, we will send you a report showing the following information as of the end of the report period:

•	the current Policy Value

•	the current BFA and any SFA

•	the current Cash Surrender Value

•	the current Death Benefit Proceeds

•	the current Outstanding Loan Amounts

•	the current interest rates applicable to the fixed account options and Loan Account
•	any activity since the last report (e.g., Premiums paid, partial withdrawals, charges and deductions)

•	any other information required by law.

We currently send these reports within 45 days of each Policy Anniversary. In addition, we may send you a quarterly statement and will send you confirmation statements reflecting the status of the Policy following certain transactions, including the transfer of amounts from one Investment Option to another, the taking of a loan, the repayment of a loan, a partial withdrawal, and the payment of any Premiums. Scheduled transactions such as Monthly Charges will not generate a confirmation but will be reported on your periodic statements.

We can prepare a similar report for you at other times for a reasonable fee. We may limit the scope and frequency of these requested reports. We will also send you annual and semi-annual reports containing the financial statements of each Portfolio in which you are invested through an Investment Account.

SAFEKEEPING OF ACCOUNT ASSETS

We hold the Separate Account’s assets physically segregated and apart from the general account. We maintain records of all purchases and sales of Portfolio shares by each of the Investment Accounts.

RECORDS

We will maintain all records relating to the Separate Account and the Fixed Account at the Company’s offices, 730 Third Avenue, New York, New York 10017.

LEGAL MATTERS

All matters of applicable state and federal law pertaining to the contracts, including TIAA-CREF Life’s right to issue the contracts, have been passed upon by Meredith Kornreich, General Counsel of TIAA-CREF Life.

EXPERTS

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, Massachusetts 02110, is the independent registered public accounting firm for the TIAA-CREF Life Separate Account VLI-2. PricewaterhouseCoopers LLP is also the independent auditor of TIAA CREF Life Insurance Company and Teachers Insurance and Annuity Association of America.

SEPARATE ACCOUNT FINANCIAL STATEMENTS

The financial statements of TIAA-CREF Life Separate Account VLI-2 as of December 31, 2012 and the results of its operations and the changes in its net assets for each of the periods indicated, included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

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TIAA CREF LIFE INSURANCE COMPANY STATUTORY BASIS FINANCIAL STATEMENTS

The statutory basis financial statements as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent auditor, located at 214 North Tryon Street, Charlotte, North Carolina 28202, given on the authority of said firm as experts in auditing and accounting.

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA STATUTORY BASIS FINANCIAL STATEMENTS

The statutory basis financial statements as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent auditor, located at 300 Madison Avenue, New York, New York 10017, given on the authority of said firm as experts in auditing and accounting.

ADDITIONAL INFORMATION ABOUT THE COMPANY

We are a stock life insurance company incorporated under the laws of the State of New York on November 20, 1996. We are a wholly owned subsidiary of TIAA.

TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952.

Together, TIAA and CREF, serving approximately 3.9 million people, form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. Neither TIAA nor CREF stands behind our guarantees with respect to the Policies.

We have a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that we will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain our capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain our financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any of our contract owners with recourse to TIAA.

We are subject to regulation by the New York Department of Financial Services (“Department”), as well as by the insurance departments of all other states and jurisdictions in which we do business. We established the Separate Account to support the

Investment Accounts under the Policy and under other variable life insurance policies we may issue. Our general account supports the fixed account options and the Loan Account under the Policy. We are engaged in the business of issuing life insurance policies and annuity contracts, and we are currently licensed to do business in 50 states and the District of Columbia.

We submit annual statements on our operations and finances to insurance officials in all states and jurisdictions in which we do business. To the extent required, we have filed the Policy described in this prospectus with insurance officials in those jurisdictions in which the Policy is sold.

We intend to reinsure a portion of the risks assumed under the Policies with M Financial Life Insurance Company.

ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT

We established the TIAA-CREF Life Separate Account VLI-2 as a separate investment account under New York law on November 15, 2011. It is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. As part of the Company, the Separate Account is also subject to regulation by the Department and the insurance departments of some other jurisdictions in which the Policy is offered.

MANAGEMENT-RELATED SERVICE CONTRACTS

Pursuant to an administrative service agreement with our parent company, TIAA, McCamish Systems LLC, a Georgia Limited Liability Company, provides product administration to TIAA-CREF Life. We also have an agreement with State Street Bank and Trust Company, a trust company established under the laws of the Commonwealth of Massachusetts, to perform investment accounting and recordkeeping functions for the investment securities, other non-cash investment properties, and/or monies in the Separate Account. TIAA-CREF Life on behalf of the Separate Account has entered an agreement whereby JPMorgan will provide certain custodial settlement and other associated services to the Separate Account.

McCamish Systems LLC is located at 6425 Powers Ferry Road Suite 300, Atlanta, GA 30339. For 2012, TIAA-CREF Life provided total compensation for product administrative services of $12,281,977, for all life insurance and non-qualified annuities product administration. State Street Bank and Trust Company is located at One Lincoln Street, Boston, Massachusetts, 02111. For 2012, TIAA-CREF Life paid custody fees of $142,187. JP Morgan is located at One Beacon Street, Floor 19, Boston, MA 02108. For 2012, TIAA-CREF Life provided total compensation for trade settlement services of $82,278.

POTENTIAL CONFLICTS OF INTEREST

In addition to the Separate Account, the Portfolios may sell shares to other separate accounts of the Company to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Portfolios simultaneously.

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OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.

FINANCIAL STATEMENTS

Audited financial statements of the Separate Account, TIAA-CREF Life and TIAA follow.

TIAA-CREF Life’s financial statements should be considered only as bearing upon TIAA-CREF Life’s ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account. TIAA financial statements should be considered only as bearing upon TIAA’s ability to meet its obligations under the financial support agreement with TIAA-CREF Life. They should not be considered as bearing on the ability of TIAA-CREF Life’s ability to meet its obligations under the Contracts nor on the investment performance of the assets held in the Separate Account.

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INDEX TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2
Audited Financial Statements
For the Fiscal Year Ended December 31, 2012:
B-10	Report of Independent Registered Public Accounting Firm
B-11	Statements of Assets and Liabilities
B-11	Statements of Operations
B-17	Statements of Changes in Net Assets
B-25	Notes to Financial Statements

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contractowners of TIAA-CREF Life Separate Account VLI-2 and the Board of Directors of TIAA-CREF Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts listed in Note 4 of TIAA-CREF Life Separate Account VLI-2 at December 31, 2012, and the results of each of their operations and the changes in each of their net assets for the period ended December 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of TIAA-CREF Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying investee mutual fund shares at December 31, 2012 with the transfer agent of the investee mutual funds or the investee mutual funds directly, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2013

B-10	Statement of Additional Information ■ M Intelligent Survivorship VUL

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2  ■   DECEMBER 31, 2012

	TIAA-CREF Life Money Market Sub-Account	TIAA-CREF Life Real Estate Securities Sub-Account	TIAA-CREF Life Small-Cap Equity Sub-Account	TIAA-CREF Life Stock Index Sub-Account	Delaware VIP Small Cap Value Series-Standard Class Sub-Account

ASSETS
Investments, at value	$5,527,784	$1,069	$1,147	$58,422	$4,164
Total assets	$5,527,784	$1,069	$1,147	$58,422	$4,164

Net assets—Accumulation fund	$5,527,784	$1,069	$1,147	$58,422	$4,164

Investments, at cost	$5,527,784	$1,064	$1,114	$58,246	$3,938
Shares held in corresponding Funds	5,527,784	36	37	1,856	126

UNIT VALUE
M Intelligent VUL	$25.01	$25.84	$25.66	$25.83	$25.70
STATEMENTS OF OPERATIONS TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2 ■ FOR THE PERIOD ENDED DECEMBER 31, 2012
	TIAA-CREF Life Money Market Sub-Account (i)	TIAA-CREF Life Real Estate Securities Sub-Account (l)	TIAA-CREF Life Small-Cap Equity Sub-Account (l)	TIAA-CREF Life Stock Index Sub-Account (k)	Delaware VIP Small Cap Value Series-Standard Class Sub-Account (l)

INVESTMENT INCOME
Dividends	$196	$20	$13	$1,260	$ —
Net investment income (loss)	196	20	13	1,260	—

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	—	—	—	(37)	9
Capital gain distributions	—	—	—	372	—
Net realized gain (loss)	—	—	—	335	9
Net Change in unrealized appreciation (depreciation) on investments	—	5	33	176	226
Net realized and unrealized gain (loss) on investments	—	5	33	511	235
Net increase (decrease) in net assets from operations	$196	$25	$46	$1,771	$235

(i)	Sub-Account commenced operations July 5, 2012.
(k)	Sub-Account commenced operations September 5, 2012.
(l)	Sub-Account commenced operations November 1, 2012.

See notes to financial statements	M Intelligent Survivorship VUL ■ Statement of Additional Information	B-11

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2  ■   DECEMBER 31, 2012

	DFA VA International Small Portfolio Sub-Account	DFA VA International Value Portfolio Sub-Account	DFA VA US Large Value Portfolio Sub-Account	ING Clarion Global Real Estate Portfolio—Class I Sub-Account	ING Russell Large Cap Growth Index Portfolio—Class I Sub-Account

ASSETS
Investments, at value	$69,895	$97,359	$20,910	$35	$35,454
Total assets	$69,895	$97,359	$20,910	$35	$35,454

Net assets—Accumulation fund	$69,895	$97,359	$20,910	$35	$35,454

Investments, at cost	$65,117	$89,954	$20,689	$34	$35,602
Shares held in corresponding Funds	6,852	8,755	1,219	3	2,113

UNIT VALUE
M Intelligent VUL	$26.28	$27.17	$27.25	$27.49	$24.99

	DFA VA International Small Portfolio Sub-Account (j)	DFA VA International Value Portfolio Sub-Account (j)	DFA VA US Large Value Portfolio Sub-Account (l)	ING Clarion Global Real Estate Portfolio—Class I Sub-Account (l)	ING Russell Large Cap Growth Index Portfolio—Class I Sub-Account (n)

INVESTMENT INCOME
Dividends	$1,645	$2,943	$116	$—	$ —
Net investment income (loss)	1,645	2,943	116	—	—

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	163	206	10	2	—
Capital gain distributions	1,099	—	—	—	—
Net realized gain (loss)	1,262	206	10	2	—
Net Change in unrealized appreciation (depreciation) on investments	4,778	7,405	221	1	(148)
Net realized and unrealized gain (loss) on investments	6,040	7,611	231	3	(148)
Net increase (decrease) in net assets from operations	$7,685	$10,554	$347	$3	$(148)

(j)	Sub-Account commenced operations August 8, 2012.
(l)	Sub-Account commenced operations November 1, 2012.
(n)	Sub-Account commenced operations December 18, 2012.

B-12	Statement of Additional Information ■ M Intelligent Survivorship VUL	See notes to financial statements

continued

	M Business Opportunity Value Fund Sub-Account	M Capital Appreciation Fund Sub-Account	M International Equity Fund Sub-Account	M Large Cap Growth Fund Sub-Account	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class Sub-Account

ASSETS
Investments, at value	$4,098	$5,549	$30,074	$10,578	$34
Total assets	$4,098	$5,549	$30,074	$10,578	$34

Net assets—Accumulation fund	$4,098	$5,549	$30,074	$10,578	$34

Investments, at cost	$3,916	$5,548	$29,692	$10,223	$34
Shares held in corresponding Funds	358	237	2,599	551	3

UNIT VALUE
M Intelligent VUL	$26.21	$25.79	$26.65	$25.32	$25.71
STATEMENTS OF OPERATIONS TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2 ■ FOR THE PERIOD ENDED DECEMBER 31, 2012
	M Business Opportunity Value Fund Sub-Account (m)	M Capital Appreciation Fund Sub-Account (m)	M International Equity Fund Sub-Account (m)	M Large Cap Growth Fund Sub-Account (k)	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class Sub-Account (l)

INVESTMENT INCOME
Dividends	$ —	$ 53	$538	$ —	$ —
Net investment income (loss)	—	53	538	—	—

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	2	6	5	77	3
Capital gain distributions	—	280	—	—	—
Net realized gain (loss)	2	286	5	77	3
Net Change in unrealized appreciation (depreciation) on investments	182	1	382	355	—
Net realized and unrealized gain (loss) on investments	184	287	387	432	3
Net increase (decrease) in net assets from operations	$184	$340	$925	$432	$ 3

(k)	Sub-Account commenced operations September 5, 2012.
(l)	Sub-Account commenced operations November 1, 2012.
(m)	Sub-Account commenced operations November 12, 2012.

See notes to financial statements	M Intelligent Survivorship VUL ■ Statement of Additional Information	B-13

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2  ■  DECEMBER 31, 2012

	PIMCO VIT Global Bond Portfolio (Unhedged)— Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PIMCO VIT Total Return Portfolio— Institutional Class Sub-Account	PVC Equity Income Account—Class 1 Sub-Account	PVC MidCap Blend Account—Class 1 Sub-Account

ASSETS
Investments, at value	$8,910	$31,902	$14,855	$6,614	$4,065
Total assets	$8,910	$31,902	$14,855	$6,614	$4,065

Net assets—Accumulation fund	$8,910	$31,902	$14,855	$6,614	$4,065

Investments, at cost	$9,067	$32,132	$15,113	$6,373	$3,916
Shares held in corresponding Funds	649	2,239	1,286	388	86

UNIT VALUE
M Intelligent VUL	$26.01	$26.31	$26.37	$25.92	$26.43

	PIMCO VIT Global Bond Portfolio (Unhedged)— Institutional Class Sub-Account (l)	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account (k)	PIMCO VIT Total Return Portfolio— Institutional Class Sub-Account (l)	PVC Equity Income Account—Class 1 Sub-Account (m)	PVC MidCap Blend Account—Class 1 Sub-Account (m)

INVESTMENT INCOME
Dividends	$ 89	$206	$317	$ —	$ —
Net investment income (loss)	89	206	317	—	—

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	(15)	5	(2)	2	1
Capital gain distributions	32	19	8	—	—
Net realized gain (loss)	17	24	6	2	1
Net Change in unrealized appreciation (depreciation) on investments	(157)	(230)	(258)	241	149
Net realized and unrealized gain (loss) on investments	(140)	(206)	(252)	243	150
Net increase (decrease) in net assets from operations	$(51)	$ —	$ 65	$243	$150

(k)	Sub-Account commenced operations September 5, 2012.
(l)	Sub-Account commenced operations November 1, 2012.
(m)	Sub-Account commenced operations November 12, 2012.

B-14	Statement of Additional Information ■ M Intelligent Survivorship VUL	See notes to financial statements

continued

	Prudential Series Fund-Natural Resources Portfolio—Class II Sub-Account	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account	Templeton Developing Markets Securities Fund—Class 1 Sub-Account	Vanguard VIF Capital Growth Sub-Account	Vanguard VIF High Yield Bond Sub-Account

ASSETS
Investments, at value	$7,899	$14,066	$8,229	$65,985	$17
Total assets	$7,899	$14,066	$8,229	$65,985	$17

Net assets—Accumulation fund	$7,899	$14,066	$8,229	$65,985	$17

Investments, at cost	$7,810	$14,094	$8,125	$62,946	$17
Shares held in corresponding Funds	236	2,824	778	3,732	2

UNIT VALUE
M Intelligent VUL	$23.25	$25.29	$25.65	$26.45	$27.05
STATEMENTS OF OPERATIONS TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2 ■ FOR THE PERIOD ENDED DECEMBER 31, 2012
	Prudential Series Fund-Natural Resources Portfolio—Class II Sub-Account (l)	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account (n)	Templeton Developing Markets Securities Fund—Class 1 Sub-Account (l)	Vanguard VIF Capital Growth Sub-Account (j)	Vanguard VIF High Yield Bond Sub-Account (l)

INVESTMENT INCOME
Dividends	$ —	$10	$ —	$ —	$ —
Net investment income (loss)	—	10	—	—	—

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	—	—	17	59	—
Capital gain distributions	—	28	—	—	—
Net realized gain (loss)	—	28	17	59	—
Net Change in unrealized appreciation (depreciation) on investments	89	(28)	104	3,039	—
Net realized and unrealized gain (loss) on investments	89	—	121	3,098	—
Net increase (decrease) in net assets from operations	$89	$10	$121	$3,098	$—

(j)	Sub-Account commenced operations August 8, 2012.
(l)	Sub-Account commenced operations November 1, 2012.
(n)	Sub-Account commenced operations December 18, 2012.

See notes to financial statements	M Intelligent Survivorship VUL ■ Statement of Additional Information	B-15

STATEMENTS OF ASSETS AND LIABILITIES TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2 ■ DECEMBER 31, 2012	concluded

	Vanguard VIF Mid-Cap Index Sub-Account	Vanguard VIF Small Company Growth Sub-Account	Vanguard VIF REIT Index Sub-Account	Vanguard VIF Total Bond Market Index Sub-Account

ASSETS
Investments, at value	$60,698	$30,646	$151,025	$5,441
Total assets	$60,698	$30,646	$151,025	$5,441

Net assets—Accumulation fund	$60,698	$30,646	$151,025	$5,441

Investments, at cost	$57,422	$29,180	$149,190	$5,455
Shares held in corresponding Funds	3,763	1,526	12,461	437

UNIT VALUE
M Intelligent VUL	$25.55	$25.48	$25.53	$25.68

	Vanguard VIF Mid-Cap Index Sub-Account (j)	Vanguard VIF Small Company Growth Sub-Account (j)	Vanguard VIF REIT Index Sub-Account (j)	Vanguard VIF Total Bond Market Index Sub-Account (m)

INVESTMENT INCOME
Dividends	$ —	$ —	$ —	$ —
Net investment income (loss)	—	—	—	—

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	64	42	(54)	—
Capital gain distributions	—	—	—	—
Net realized gain (loss)	64	42	(54)	—
Net Change in unrealized appreciation (depreciation) on investments	3,276	1,466	1,835	(14)
Net realized and unrealized gain (loss) on investments	3,340	1,508	1,781	(14)
Net increase (decrease) in net assets from operations	$3,340	$1,508	$1,781	$(14)

(j)	Sub-Account commenced operations August 8, 2012.
(m)	Sub-Account commenced operations November 12, 2012.

B-16	Statement of Additional Information ■ M Intelligent Survivorship VUL	See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2

	TIAA-CREF Life Money Market Sub-Account	TIAA-CREF Life Real Estate Securities Sub-Account	TIAA-CREF Life Small-Cap Equity Sub-Account	TIAA-CREF Life Stock Index Sub-Account
	For the period ended December 31, 2012 (i)	For the period ended December 31, 2012 (l)	For the period ended December 31, 2012 (l)	For the period ended December 31, 2012 (k)

FROM OPERATIONS
Net investment income (loss)	$196	$20	$13	$1,260
Net realized gain (loss)	—	—	—	335
Net change in unrealized appreciation (depreciation) on investments	—	5	33	176
Net increase (decrease) in net assets from operations	196	25	46	1,771

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	8,788,252	373	1,114	32,667
Net contractowner transfers	(705,725)	713	—	35,896
Withdrawals and death benefits (b)	(2,554,939)	(42)	(13)	(11,912)
Net increase (decrease) in net assets resulting from contractowner transactions	5,527,588	1,044	1,101	56,651
Net increase (decrease) in net assets	5,527,784	1,069	1,147	58,422

NET ASSETS
Beginning of period	—	—	—	—
End of period	$5,527,784	$1,069	$1,147	$58,422

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	—	—	—	—
Units purchased	351,466	15	45	1,320
Units sold/transferred	(130,406)	26	—	942
End of period	221,060	41	45	2,262

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(i)	Sub-Account commenced operations July 5, 2012.
(k)	Sub-Account commenced operations September 5, 2012.
(l)	Sub-Account commenced operations November 1, 2012.

See notes to financial statements	M Intelligent Survivorship VUL ■ Statement of Additional Information	B-17

STATEMENTS OF CHANGES IN NET ASSETS TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2

	Delaware VIP Small Cap Value Series—Standard Class Sub-Account	DFA VA International Small Portfolio Sub-Account	DFA VA International Value Portfolio Sub-Account	DFA VA US Large Value Portfolio Sub-Account
	For the period ended December 31, 2012 (l)	For the period ended December 31, 2012 (j)	For the period ended December 31, 2012 (j)	For the period ended December 31, 2012 (l)

FROM OPERATIONS
Net investment income (loss)	$—	$1,645	$2,943	$116
Net realized gain (loss)	9	1,262	206	10
Net change in unrealized appreciation (depreciation) on investments	226	4,778	7,405	221
Net increase (decrease) in net assets from operations	235	7,685	10,554	347

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	115	151	2,130	2,820
Net contractowner transfers	3,873	65,035	88,946	17,743
Withdrawals and death benefits (b)	(59)	(2,976)	(4,271)	—
Net increase (decrease) in net assets resulting from contractowner transactions	3,929	62,210	86,805	20,563
Net increase (decrease) in net assets	4,164	69,895	97,359	20,910

NET ASSETS
Beginning of period	—	—	—	—
End of period	$4,164	$69,895	$97,359	$20,910

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	—	—	—	—
Units purchased	5	6	83	107
Units sold/transferred	157	2,654	3,500	660
End of period	162	2,660	3,583	767

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(j)	Sub-Account commenced operations August 8, 2012.
(l)	Sub-Account commenced operations November 1, 2012.

B-18	Statement of Additional Information ■ M Intelligent Survivorship VUL	See notes to financial statements

continued

	ING Clarion Global Real Estate Portfolio—Class I Sub-Account	ING Russell Large Cap Growth Index Portfolio—Class I Sub-Account	M Business Opportunity Value Fund Sub-Account	M Capital Appreciation Fund Sub-Account
	For the period ended December 31, 2012 (l)	For the period ended December 31, 2012 (n)	For the period ended December 31, 2012 (m)	For the period ended December 31, 2012 (m)

FROM OPERATIONS
Net investment income (loss)	$—	$—	$—	$53
Net realized gain (loss)	2	—	2	286
Net change in unrealized appreciation (depreciation) on investments	1	(148)	182	1
Net increase (decrease) in net assets from operations	3	(148)	184	340

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	21	1,001	105	106
Net contractowner transfers	19	34,601	3,864	5,232
Withdrawals and death benefits (b)	(8)	—	(55)	(129)
Net increase (decrease) in net assets resulting from contractowner transactions	32	35,602	3,914	5,209
Net increase (decrease) in net assets	35	35,454	4,098	5,549

NET ASSETS
Beginning of period	—	—	—	—
End of period	$35	$35,454	$4,098	$5,549

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	—	—	—	—
Units purchased	1	40	4	4
Units sold/transferred	—	1,379	152	211
End of period	1	1,419	156	215

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(l)	Sub-Account commenced operations November 1, 2012.
(m)	Sub-Account commenced operations November 12, 2012.
(n)	Sub-Account commenced operations December 18, 2012.

See notes to financial statements	M Intelligent Survivorship VUL ■ Statement of Additional Information	B-19

STATEMENTS OF CHANGES IN NET ASSETS TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2

	M International Equity Fund Sub-Account	M Large Cap Growth Fund Sub-Account	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class Sub-Account	PIMCO VIT Global Bond Portfolio (Unhedged)— Institutional Class Sub-Account
	For the period ended December 31, 2012 (m)	For the period ended December 31, 2012 (k)	For the period ended December 31, 2012 (l)	For the period ended December 31, 2012 (l)

FROM OPERATIONS
Net investment income (loss)	$538	$—	$—	$89
Net realized gain (loss)	5	77	3	17
Net change in unrealized appreciation (depreciation) on investments	382	355	—	(157)
Net increase (decrease) in net assets from operations	925	432	3	(51)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	603	186	20	871
Net contractowner transfers	28,644	12,226	19	8,177
Withdrawals and death benefits (b)	(98)	(2,266)	(8)	(87)
Net increase (decrease) in net assets resulting from contractowner transactions	29,149	10,146	31	8,961
Net increase (decrease) in net assets	30,074	10,578	34	8,910

NET ASSETS
Beginning of period	—	—	—	—
End of period	$30,074	$10,578	$34	$8,910

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	—	—	—	—
Units purchased	23	8	1	33
Units sold/transferred	1,105	410	—	310
End of period	1,128	418	1	343

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(k)	Sub-Account commenced operations September 5, 2012.
(l)	Sub-Account commenced operations November 1, 2012.
(m)	Sub-Account commenced operations November 12, 2012.

B-20	Statement of Additional Information ■ M Intelligent Survivorship VUL	See notes to financial statements

continued

	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PIMCO VIT Total Return Portfolio— Institutional Class Sub-Account	PVC Equity Income Account—Class 1 Sub-Account	PVC MidCap Blend Account—Class 1 Sub-Account
	For the period ended December 31, 2012 (k)	For the period ended December 31, 2012 (l)	For the period ended December 31, 2012 (m)	For the period ended December 31, 2012 (m)

FROM OPERATIONS
Net investment income (loss)	$206	$317	$—	$—
Net realized gain (loss)	24	6	2	1
Net change in unrealized appreciation (depreciation) on investments	(230)	(258)	241	149
Net increase (decrease) in net assets from operations	—	65	243	150

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	1,598	1,790	185	106
Net contractowner transfers	31,547	13,236	6,276	3,864
Withdrawals and death benefits (b)	(1,243)	(236)	(90)	(55)
Net increase (decrease) in net assets resulting from contractowner transactions	31,902	14,790	6,371	3,915
Net increase (decrease) in net assets	31,902	14,855	6,614	4,065

NET ASSETS
Beginning of period	—	—	—	—
End of period	$31,902	$14,855	$6,614	$4,065

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	—	—	—	—
Units purchased	61	68	7	4
Units sold/transferred	1,151	495	248	150
End of period	1,212	563	255	154

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(k)	Sub-Account commenced operations September 5, 2012.
(l)	Sub-Account commenced operations November 1, 2012.
(m)	Sub-Account commenced operations November 12, 2012.

See notes to financial statements	M Intelligent Survivorship VUL ■ Statement of Additional Information	B-21

STATEMENTS OF CHANGES IN NET ASSETS TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2

	Prudential Series Fund-Natural Resources Portfolio—Class II Sub-Account	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account	Templeton Developing Markets Securities Fund—Class 1 Sub-Account	Vanguard VIF Capital Growth Sub-Account
	For the period ended December 31, 2012 (l)	For the period ended December 31, 2012 (n)	For the period ended December 31, 2012 (l)	For the period ended December 31, 2012 (j)

FROM OPERATIONS
Net investment income (loss)	$—	$10	$—	$—
Net realized gain (loss)	—	28	17	59
Net change in unrealized appreciation (depreciation) on investments	89	(28)	104	3,039
Net increase (decrease) in net assets from operations	89	10	121	3,098

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	890	243	510	186
Net contractowner transfers	6,920	13,840	7,652	65,554
Withdrawals and death benefits (b)	—	(27)	(54)	(2,853)
Net increase (decrease) in net assets resulting from contractowner transactions	7,810	14,056	8,108	62,887
Net increase (decrease) in net assets	7,899	14,066	8,229	65,985

NET ASSETS
Beginning of period	—	—	—	—
End of period	$7,899	$14,066	$8,229	$65,985

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	—	—	—	—
Units purchased	39	10	21	7
Units sold/transferred	301	546	300	2,488
End of period	340	556	321	2,495

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(j)	Sub-Account commenced operations August 8, 2012.
(l)	Sub-Account commenced operations November 1, 2012.
(n)	Sub-Account commenced operations December 18, 2012.

B-22	Statement of Additional Information ■ M Intelligent Survivorship VUL	See notes to financial statements

continued

	Vanguard VIF High Yield Bond Sub-Account	Vanguard VIF Mid-Cap Index Sub-Account	Vanguard VIF Small Company Growth Sub-Account	Vanguard VIF REIT Index Sub-Account
	For the period ended December 31, 2012 (l)	For the period ended December 31, 2012 (j)	For the period ended December 31, 2012 (j)	For the period ended December 31, 2012 (j)

FROM OPERATIONS
Net investment income (loss)	$—	$—	$—	$—
Net realized gain (loss)	—	64	42	(54)
Net change in unrealized appreciation (depreciation) on investments	—	3,276	1,466	1,835
Net increase (decrease) in net assets from operations	—	3,340	1,508	1,781

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	12	—	18	121
Net contractowner transfers	9	60,170	30,549	155,829
Withdrawals and death benefits (b)	(4)	(2,812)	(1,429)	(6,706)
Net increase (decrease) in net assets resulting from contractowner transactions	17	57,358	29,138	149,244
Net increase (decrease) in net assets	17	60,698	30,646	151,025

NET ASSETS
Beginning of period	—	—	—	—
End of period	$17	$60,698	$30,646	$151,025

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	—	—	—	—
Units purchased	1	—	1	5
Units sold/transferred	—	2,375	1,202	5,911
End of period	1	2,375	1,203	5,916

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(j)	Sub-Account commenced operations August 8, 2012.
(l)	Sub-Account commenced operations November 1, 2012.

See notes to financial statements	M Intelligent Survivorship VUL ■ Statement of Additional Information	B-23

STATEMENTS OF CHANGES IN NET ASSETS TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2	concluded

Vanguard VIF Total Bond Market Index Sub-Account
For the period ended December 31, 2012 (m)

FROM OPERATIONS
Net investment income (loss)	$—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation) on investments	(14)
Net increase (decrease) in net assets from operations	(14)

FROM CONTRACTOWNER TRANSACTIONS
Premiums (a)	239
Net contractowner transfers	5,291
Withdrawals and death benefits (b)	(75)
Net increase (decrease) in net assets resulting from contractowner transactions	5,455
Net increase (decrease) in net assets	5,441

NET ASSETS
Beginning of period	—
End of period	$5,441

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of period	—
Units purchased	9
Units sold/transferred	203
End of period	212

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
(m)	Sub-Account commenced operations November 12, 2012.

B-24	Statement of Additional Information ■ M Intelligent Survivorship VUL	See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2

Note 1—organization and significant accounting policies

TIAA-CREF Life Separate Account VLI-2 (the “Separate Account”) was established by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) as a separate investment account under New York law on November 15, 2011 and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended. TIAA-CREF Life, which commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, is a wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”), a legal reserve life insurance company which was established under the insurance laws of the State of New York in 1918.

Investors participate in the Separate Account by purchasing one of two different variable life insurance policies: the Flexible Premium Variable Universal Life Insurance Policy (referred to as “VUL”) and the Flexible Premium Last Survivor Variable Universal Life Insurance Policy (referred to as “Survivorship VUL”). Premiums received from the policies are allocated to the investment accounts (“Sub-Accounts”) of which some invest in the TIAA-CREF Life Funds (“Funds”), an open-end management investment company registered with the Commission and managed by Teachers Advisors, Inc. (“Advisors”), a wholly owned indirect subsidiary of TIAA. Accumulation Unit Values are calculated daily for each Sub-Account. VUL offers 38 investment Sub-Accounts and Last Survivor offers 38 Sub-Accounts. VUL commenced operations on May 1, 2012 and Survivorship VUL commenced operations on November 1, 2012.

The Janus Aspen Overseas Portfolio — Institutional Shares closed to new investments, including transfers from existing Sub-Accounts, on July 25, 2012. There are currently no investments outstanding.

The following Sub-Accounts were added to the Separate Account:

	Inception Date	Commencement Date
TIAA-CREF Life Money Market	May 1, 2012	July 5, 2012
TIAA-CREF Life Real Estate Securities	May 1, 2012	November 1, 2012
TIAA-CREF Life Small-Cap Equity	May 1, 2012	November 1, 2012
TIAA-CREF Life Stock Index	May 1, 2012	September 5, 2012
Delaware VIP Small Cap Value Series—Standard Class	May 1, 2012	November 1, 2012
DFA VA International Small Portfolio	May 1, 2012	August 8, 2012
DFA VA International Value Portfolio	May 1, 2012	August 8, 2012
DFA VA US Large Value Portfolio	May 1, 2012	November 1, 2012
ING Clarion Global Real Estate Portfolio—Class I	May 1, 2012	November 1, 2012
ING Russell Large Cap Growth Index Portfolio—Class I	May 1, 2012	December 18, 2012
M Business Opportunity Value Fund	May 1, 2012	November 12, 2012
M Capital Appreciation Fund	May 1, 2012	November 12, 2012
M International Equity Fund	May 1, 2012	November 12, 2012
M Large Cap Growth Fund	May 1, 2012	September 5, 2012
Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class	May 1, 2012	November 1, 2012
PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class	May 1, 2012	November 1, 2012

	Inception Date	Commencement Date
PIMCO VIT Real Return Portfolio—Institutional Class	May 1, 2012	September 5, 2012
PIMCO VIT Total Return Portfolio—Institutional Class	May 1, 2012	November 1, 2012
PVC Equity Income Account—Class 1	May 1, 2012	November 12, 2012
PVC MidCap Blend Account—Class 1	May 1, 2012	November 12, 2012
Prudential Series Fund—Natural Resources—Class II	May 1, 2012	November 1, 2012
T. Rowe Price® Limited-Term Bond Portfolio	May 1, 2012	December 18, 2012
Templeton Developing Markets Securities Fund—Class 1	May 1, 2012	November 1, 2012
Vanguard VIF Capital Growth	May 1, 2012	August 8, 2012
Vanguard VIF High Yield Bond	May 1, 2012	November 1, 2012
Vanguard VIF Mid-Cap Index	May 1, 2012	August 8, 2012
Vanguard VIF Small Company Growth	May 1, 2012	August 8, 2012
Vanguard VIF REIT Index	May 1, 2012	August 8, 2012
Vanguard VIF Total Bond Market Index	May 1, 2012	November 12, 2012

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Sub-Accounts.

Security valuation: All investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Investments and investment income: Security transactions are accounted for as of the trade date for financial reporting purposes. Dividend income and capital gains distributions are recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Income taxes: TIAA-CREF Life Separate Account VLI-2 is a separate account of TIAA-CREF Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account should incur no federal income tax liability. Under the rules of taxation applicable to life insurance companies, the Separate Account’s Accumulation Fund for participants will generally be treated as life insurance reserves; therefore, any increase in such reserves will be deductible. Management has analyzed the Separate Account’s tax positions taken for all open federal income tax years (2012) and has concluded that no provision for federal income tax is required in the Separate Account’s financial statements.

Note 2—valuation of investments

U.S. GAAP establishes a hierarchy that categorizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1—quoted prices in active markets for identical securities

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.)

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-25

NOTES TO FINANCIAL STATEMENTS TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2

•	Level 3—significant unobservable inputs (including the Sub-Accounts’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Sub-Accounts’ investments follows:

Investments in registered investment companies: These investments are valued at their net asset value on the valuation date. These investments are categorized in Level 1 of the fair value hierarchy.

Transfers between levels are recognized at the end of the reporting period. For the year ended December 31, 2012, there were no transfers between levels by the Sub-Accounts. As of December 31, 2012, all of the investments in the Sub-Accounts were valued based on Level 1 inputs.

Note 3—expense charges and affiliates

VUL Expenses

The following table describes the fees and expenses that a contractowner will pay at the time that he or she buys the VUL, surrenders the VUL, or transfers VUL value among the Sub-Accounts:

Amount Deducted
Charge	When charge is deducted	if the Long Term Accumulation Rider is not in effect	if Long Term Accumulation Rider is in Effect
Premium Expense Charge	Upon receipt of each	(as a % of premium)	(as a % of premium)
Premium payment
Current:		First 10 Yrs up to 10 Targets: 10%	1st 10 Yrs up to 10 Targets: 15%
		First 10 Yrs above 10 Targets: 3%	1st 10 Yrs above 10 Targets: 3%
		Yrs 11+: 2%	Yrs 11+: 3%
Guaranteed:		10%	15%
Partial Withdrawal Charge	At the time of each withdrawal
Current:		$0.00	$0.00
Guaranteed:		$20.00	$20.00
Surrender Charge[1]	Upon surrender or requested reduction in Base Face Amount
Current:		100%, 100%, 90%, 75%, 70%, 60%, 45%, 35%, 20%, 7%, 0% in years 1 to 10 and 11+, respectively, of premiums paid up to one Target.	0%
Guaranteed:		100%, 100%, 90%, 75%, 70%, 60%, 45%, 35%, 20%, 7%, 0% in years 1 to 10 and 11+, respectively, of one Target.	0%
Transfer Charge	Upon transfer
Current:		$0.00	$0.00
Guaranteed:		$0.00 on first 12 transfers each policy year, $25.00 on each transfer thereafter	$0.00 on first 12 transfers each policy year, $25.00 on each transfer thereafter
Accelerated Death Benefit Charge	At the time the accelerated death benefit is paid
Current:		$0.00[2]	$0.00[2]
Guaranteed:		$200.00[2]	$200.00[2]
Enhanced Cash Value Rider	Upon each premium payment
Current:		5.00% of premium paid in first 10 years up to one Target Premium	5.00% of premium paid in first 10 years up to one Target Premium
Guaranteed:		5.00% of all premium	5.00% of all premium

1 A Surrender Charge is applicable for 10 policy years from the Policy Date and is calculated as a percentage of the premium paid up to the Target Premium at issue stated in the Policy Specifications page of your policy. A Surrender Charge is also applicable for 10 years from the effective date of any increase in Base Face Amount. The percentage applied to the calculation starts out at 100% and reduces over the Surrender Charge period. The Target Premium varies by the sex, Issue Age and underwriting risk class of the Insured person, the Base Face Amount and whether the policy is issued with the Long Term Accumulation Rider. For a 55 year old male, preferred non-tobacco underwriting risk, $2,000,000 Base Face Amount, year 1, who has paid a premium of $25,000, the Surrender Charges deducted would be $25,000 when the LTA Rider is not in effect and $0 when the LTA Rider is in effect.

2 In addition, the proceeds of the accelerated death benefit are discounted for 1 year at a rate equal to the greater of:

•	the yield on 90-day Treasury bills on the date the application was approved, or
•	the current maximum statutory adjustable policy loan interest rate equal to the Moody’s Corporate Bond Yield Average—Monthly Average Corporate , published by Moody’s Investors Service, Inc., for the calendar month ending two months prior to the date the request is approved.

B-26	Statement of Additional Information ■ M Intelligent Survivorship VUL	See notes to condensed financial information.

continued

The following tables describe the fees and expenses that a contractowner will pay periodically during the time he or she owns the VUL, not including the fees and expenses of the Portfolios:

Amount Deducted
Charge	When charge is deducted	if the Long Term Accumulation Rider is not in effect	if Long Term Accumulation Rider is in Effect
Policy Fee	At the beginning of each policy month
Current:		$15.00	$8.00
Guaranteed:		$15.00	$8.00
Administrative Expense Charge—Base Face Amount coverage only	At the beginning of each policy month	(per $1,000 of Base Face Amount)	(per $1,000 of Base Face Amount)
Current:		$0.0039 to $0.3719 in first 10 years only	$0.0096 to $0.414 in first 10 years only
Guaranteed:		$0.0039 to $0.3719 in first 10 years only	$0.0096 to $0.414 in first 10 years only
Representative Charge[3]		$215.00	$300.00
Cost of Insurance[4]—Base Face Amount	At the beginning of each policy month	(per $1,000 of Net Amount at Risk—higher rates may apply to substandard risks)	(per $1,000 of Net Amount at Risk—higher rates may apply to substandard risks)
Current:		$0.0041 to $79.1075	$0.0041 to $79.10167
Guaranteed:		$0.015 to $79.1075	$0.015 to $79.10167
Example[5]		$0.3147	$0.2969
Cost of Insurance[4]—Supplemental Face Amount	At the beginning of each policy month	(per $1,000 of Net Amount at Risk— higher rates may apply to substandard risks)	(per $1,000 of Net Amount at Risk—higher rates may apply to substandard risks)
Current:		$0.0038 to $77.93	$0.0035 to $79.10167
Guaranteed:		$0.015 to $79.1075	$0.015 to $79.10167
Example		$0.299	$0.297

3 Charge is for a preferred non-tobacco underwriting risk, male Issue Age 55, and a $2,000,000 Base Face Amount Policy Year 1.

4 The Cost of Insurance charges vary based on Issue Age, sex (in most states), Underwriting Class, and Policy Year. The charge generally increases as the Issue Age increases. The Net Amount at Risk is equal to: the death benefit discounted for a month of interest minus the Policy Value on the Monthly Charge Date. The cost of insurance charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed cost of insurance charge applicable to Your Policy, and more detailed information concerning your cost of insurance charges is discussed in the “Charges and Deductions—Monthly Charge” section of this prospectus and is available on request from our Administrative Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Insured’s age and Underwriting Class, the death benefit option, face amount, planned Premiums, and requested Riders. Substandard classifications provide for higher rates with a maximum guaranteed annual rate of $1,000 per $1,000 of Net Amount at Risk and a maximum current annual rate of $1,000 per $1,000 of Net Amount at Risk.

5 Charge is for a preferred non-tobacco underwriting risk, male Issue Age 55, Policy Year 1.

See notes to condensed financial information.	M Intelligent Survivorship VUL ■ Statement of Additional Information	B-27

NOTES TO FINANCIAL STATEMENTS TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2

Amount Deducted
Charge	When charge is deducted	if LTA Rider is not in effect	if LTA Rider is in effect
Asset Based Risk Charge	At the beginning of each policy month	(% of Policy Value invested in the Investment Accounts)	(% of Policy Value invested in the Investment Accounts)
Current:		Yrs 1-15: 0.90%	Yrs 1-15: 0.36%
		Yrs 16+: 0.48%	Yrs 16+: 0.06%
Guaranteed:		Yrs 1-15: 0.90%	Yrs 1-15: 0.36%
		Yrs 16+: 0.48%	Yrs 16+: 0.06%
Loan Interest Charge	Daily, charged against the Outstanding Loan Amount plus accrued interest
Current:		Yrs 1-10: 4.00%	Yrs 1-10: 4.00%
		Yrs 11+: 3.00%	Yrs 11+: 3.00%
Guaranteed:		Yrs 1-10: 4.50%	Yrs 1-10: 4.50%
		Yrs 11+: 3.50%	Yrs 11+: 3.50%
Extended Maturity Benefit		No Additional Charge	No Additional Charge
Reinstatement Interest Charge	Upon reinstatement of a Lapsed Policy	6% assessed against and added to unpaid Monthly Charges from the date the Policy Lapsed to the date it is reinstated.	6% assessed against and added to unpaid Monthly Charges from the date the Policy Lapsed to the date it is reinstated.
Charges for Other Benefits:[6]
Charitable Giving Benefit		No Additional Charge	No Additional Charge
Overloan Protection Endorsement		No Additional Charge[7]	No Additional Charge[7]
Waiver of Monthly Charges Rider	At the beginning of each policy month	(% of Monthly Charges other than the waiver charge until Insured age 65)	(% of Monthly Charges other than the waiver charge until Insured age 65)
Current:		3% to 10%	3% to 10%
Guaranteed:		3% to 10%	3% to 10%
Example[8]:		8.50%	8.50%

6 These charges may vary based on the Issue Age of the Insured, gender (in most states), Underwriting Class, Policy Value, Policy Year, Face Amount, death benefit option, and Net Amount at Risk. The charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed charges applicable to Your Policy, and more detailed information concerning Your charges is available upon request from our Administrative Office.

7 There is no specific charge but the Policy Value will be reduced when the Overloan conditions are met.

8 Charge is for a male age 55.

Survivorship VUL Expenses

The following table describes the fees and expenses that a contractowner will pay at the time that he or she buys the Survivorship VUL, surrenders the Survivorship VUL, or transfers the Survivorship VUL value among the Sub-Accounts:

		Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current charge
Premium Expense Charge (as a % of premium)	Upon receipt of each Premium payment	1st 10 Yrs: 10%	Yrs 1 to 3: 10%
		Yrs 11+: 5%	Yrs 4 to 10 up to 10 Targets: 10%
			Yrs 4 to 10 above 10 Targets: 5%
			Yrs 11+: 5%
Partial Withdrawal Charge	At the time of each withdrawal	$20.00	$0.00
Transfer Charge	Upon transfer	$0.00 on first 12 transfers each policy year, $25.00 on each transfer thereafter	$0.00
Accelerated Death Benefit Charge	At the time the accelerated death benefit is paid	$200.00[1]	$0.00[1]

1 In addition, the proceeds of the accelerated death benefit are discounted for 1 year at a rate equal to the greater of:

—the yield on 90-day Treasury bills on the date the application was approved, or

—the current maximum statutory adjustable policy loan interest rate equal to the Moody’s Corporate Bond Yield Average—Monthly Average Corporate , published by Moody’s Investors Service, Inc., for the calendar month ending two months prior to the date the request is approved.

B-28	Statement of Additional Information ■ M Intelligent Survivorship VUL	See notes to condensed financial information.

continued

The following tables describe the fees and expenses that a contractowner will pay periodically during the time he or she owns the VUL, not including the fees and expenses of the Portfolios:

Annual Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current charge
Policy Fee	At the beginning of each policy month	$240.00	$240.00

Administrative Expense Charge—Base Face Amount (per $1,000 BFA in first 5 years only)	Policy FeeAt the beginning of each policy month	Minimum $0.438192 Maximum $50.3466 Representative Charge[2] $6.05901675	Minimum $0.438192 Maximum $50.346216 Representative Charge[2] $4.8472134

Administrative Expense Charge—Supplemental Face Amount (per $1,000 SFA in first 5 years only)	At the beginning of each policy month	Minimum $0.0657234 Maximum $8.5445166 Representative Charge[2] $0.09089424	Minimum $0.06572016 Maximum $6.83561328 Representative Charge[2] $0.72715392

Cost of Insurance[3]—Base Face Amount (per $1,000 of Net Amount at Risk— higher rates may apply to substandard risks)	At the beginning of each policy month	Minimum $0.000036 Maximum $1,000 Representative Charge[4] $0.01908	Minimum $0.000036 Maximum $1,000 Representative Charge[4] $0.001524

Cost of Insurance[3]—Supplemental Face Amount (per $1,000 of Net Amount at Risk—higher rates may apply to substandard risks)	At the beginning of each policy month	Minimum $0.000036 Maximum $1,000 Representative Charge[4] $0.01908	Minimum $0.000036 Maximum $1,000 Representative Charge[4] $0.001416

2 Charge is for preferred non-tobacco underwriting risks, male Issue Age 55, female Issue Age 52, $2,500,000 Base Face Amount, and a $2,500,000 Supplemental Face Amount, Premium of $30,000 in Policy Year 1.

3 The Cost of Insurance charges vary based on Issue Ages, sex (in most states), Underwriting Classes, and Policy Year. The charge generally increases as the Issue Age increases. The Net Amount at Risk is equal to: the death benefit discounted for a month of interest minus the Policy Value on the Monthly Charge Date. The cost of insurance charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed cost of insurance charge applicable to Your Policy, and more detailed information concerning your cost of insurance charges is discussed in the “Charges and Deductions—Monthly Charge” section of this prospectus and is available on request from our Administrative Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon each Insured’s sex in most states, age and Underwriting Class, the death benefit option, face amount, planned Premiums, and requested Riders. Substandard classifications provide for higher rates with a maximum guaranteed annual rate of $1,000 per $1,000 of Net Amount at Risk and a maximum current annual rate of $1,000 per $1,000 of Net Amount at Risk.

4 Charge is for preferred non-tobacco underwriting risks, male Issue Age 55, female Issue Age 52, $2,500,000 Base Face Amount, and a $2,500,000 Supplemental Face Amount, Policy Year 1.

See notes to condensed financial information.	M Intelligent Survivorship VUL ■ Statement of Additional Information	B-29

NOTES TO FINANCIAL STATEMENTS TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2

Annual Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current charge
Asset Based Risk Charge (% of Policy Value invested in the Investment Accounts)	At the beginning of each policy month	Yrs 1 to 15: 0.60% Yrs 16+: 0.24%	If policy value in the investment accounts is less than 25% of the face amount:
Yrs 1 to 15: 0.60%
Yrs 16+: 0.24%
If policy value in the investment accounts is at least 25% of the face amount:
Yrs 1 to 15: 0.42%
Yrs 16+: 0.06%

Loan Interest Charge	Daily, charged against the Outstanding Loan Amount plus accrued interest	Yrs 1-10: 4.50% Yrs 11+: 3.50%	Yrs 1-10: 4.00% Yrs 11+: 3.00%

Extended Maturity Benefit		No Additional Charge	No Additional Charge

Reinstatement Interest Charge	Upon reinstatement of a Lapsed Policy	6% assessed against and added to unpaid Monthly Charges from the date the Policy Lapsed to the date it is reinstated.	6% assessed against and added to unpaid Monthly Charges from the date the Policy Lapsed to the date it is reinstated.
Charges for Other Benefits:[5]
Charitable Giving Benefit		No Additional Charge	No Additional Charge
Overloan Protection Endorsement		No Additional Charge[6]	No Additional Charge[6]

5 These charges may vary based on the Issue Ages of the Insureds, gender (in most states), Underwriting Classes, Policy Value, Policy Year, Face Amount, death benefit option, and Net Amount at Risk. The charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed charges applicable to Your Policy, and more detailed information concerning Your charges is available upon request from our Administrative Office.

6 There is no specific charge but the Policy Value will be reduced when the Overloan conditions are met.

The Sub-Accounts indirectly pay expenses of the underlying funds. With respect to investments in the Funds, these include management fees paid to Advisors. TIAA-CREF Life provides all administrative services for the Sub-Accounts. TIAA-CREF Individual & Institutional Services, LLC, a subsidiary of TIAA, performs distribution functions for the contracts pursuant to a Principal Underwriting and Administrative Services Agreement.

Note 4—investments

Purchases and sales of securities for the Sub-Accounts for the year ended December 31, 2012 were as follows:

	Purchases	Sales
TIAA-CREF Life Money Market	$8,468,492	$2,940,708
TIAA-CREF Life Real Estate Securities	1,103	39
TIAA-CREF Life Small-Cap Equity	1,118	4
TIAA-CREF Life Stock Index	66,209	7,925
Delaware VIP Small Cap Value Series-Standard Class	4,123	194
DFA VA International Small Portfolio	68,178	3,224
DFA VA International Value Portfolio	94,394	4,646
DFA VA US Large Value Portfolio	21,302	624
ING Clarion Global Real Estate Portfolio-Class I	320	288
ING Russell Large Cap Growth Index Portfolio-Class I	35,602	—
M Business Opportunity Value Fund	3,967	52
M Capital Appreciation Fund	5,673	131
M International Equity Fund	29,795	108

	Purchases	Sales
M Large Cap Growth Fund	$12,785	$2,639
Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio-I Class	320	289
PIMCO VIT Global Bond Portfolio (Unhedged)-Institutional Class	9,292	210
PIMCO VIT Real Return Portfolio-Institutional Class	33,524	1,397
PIMCO VIT Total Return Portfolio-Institutional Class	15,323	207
PVC Equity Income Account-Class 1	6,456	84
PVC MidCap Blend Account-Class 1	3,967	52
Prudential Series Fund-Natural Resources Portfolio-Class II	7,813	3
T. Rowe Price® Limited-Term Bond Portfolio	14,094	—
Templeton Developing Markets Securities Fund-Class 1	8,436	328
Vanguard VIF Capital Growth	65,734	2,847
Vanguard VIF High Yield Bond	160	144
Vanguard VIF Mid-Cap Index	60,173	2,814
Vanguard VIF Small Company Growth	30,834	1,696
Vanguard VIF REIT Index	155,992	6,747
Vanguard VIF Total Bond Market Index	5,521	67

B-30	Statement of Additional Information ■ M Intelligent Survivorship VUL	See notes to condensed financial information.

continued

Note 5—condensed financial information

	Period		Accumulation Units Outstanding, End of Period	Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period	Net Assets, End of Period	Ratio of Investment Income to Average Net Assets(d)(f)	Total Return(b)(h)
TIAA-CREF Life Money Market Sub-Account
	2012	(i)	221,060	$25.00	$25.01	$5,527,784	0.04%	0.02%

TIAA-CREF Life Real Estate Securities Sub-Account
	2012	(l)	41	$25.21	$25.84	$1,069	20.31%	2.49%

TIAA-CREF Life Small-Cap Equity Sub-Account
	2012	(l)	45	$25.00	$25.66	$1,147	7.32%	2.63%

TIAA-CREF Life Stock Index Sub-Account
	2012	(k)	2,262	$25.11	$25.83	$58,422	12.01%	2.85%

Delaware VIP Small Cap Value Series Standard Class Sub-Account
	2012	(l)	162	$25.19	$25.70	$4,164	—%	2.03%

DFA VA International Small Portfolio Sub-Account
	2012	(j)	2,660	$23.37	$26.28	$69,895	6.59%	12.46%

DFA VA International Value Portfolio Sub-Account
	2012	(j)	3,583	$24.24	$27.17	$97,359	8.05%	12.07%

DFA VA US Large Value Portfolio Sub-Account
	2012	(l)	767	$26.69	$27.25	$20,910	8.17%	2.12%

ING Clarion Global Real Estate Portfolio Class I Sub-Account
	2012	(l)	1	$26.36	$27.49	$35	—%	4.29%

ING Russell Large Cap Growth Index Portfolio Class I Sub-Account
	2012	(n)	1,419	$25.37	$24.99	$35,454	—%	(1.53)%

M Business Opportunity Value Fund Sub-Account
	2012	(m)	156	$25.04	$26.21	$4,098	—%	4.67%

M Capital Appreciation Fund Sub-Account
	2012	(m)	215	$24.06	$25.79	$5,549	8.74%	7.21%

M International Equity Fund Sub-Account
	2012	(m)	1,128	$24.59	$26.65	$30,074	29.06%	8.39%

M Large Cap Growth Fund Sub-Account
	2012	(k)	418	$24.52	$25.32	$10,578	—%	3.23%

Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio I Class Sub-Account
	2012	(l)	1	$25.35	$25.71	$34	—%	1.43%

PIMCO VIT Global Bond Portfolio (Unhedged) Institutional Class Sub-Account
	2012	(l)	343	$26.24	$26.01	$8,910	20.44%	(0.88)%

PIMCO VIT Real Return Portfolio-Institutional Class Sub-Account
	2012	(k)	1,212	$25.90	$26.31	$31,902	10.01%	1.60%

PIMCO VIT Total Return Portfolio-Institutional Class Sub-Account
	2012	(l)	563	$26.19	$26.37	$14,855	16.71%	0.70%

See notes to condensed financial information.	M Intelligent Survivorship VUL ■ Statement of Additional Information	B-31

NOTES TO FINANCIAL STATEMENTS TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2	concluded

	Period		Accumulation Units Outstanding, End of Period	Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period	Net Assets, End of Period	Ratio of Investment Income to Average Net Assets(d)(f)	Total Return(b)(h)
PVC Equity Income Account-Class 1 Sub-Account
	2012	(m)	255	$24.97	$25.92	$6,614	—%	3.78%

PVC MidCap Blend Account-Class 1 Sub-Account
	2012	(m)	154	$25.43	$26.43	$4,065	—%	3.94%

Prudential Series Fund-Natural Resources Portfolio-Class II Sub-Account
	2012	(l)	340	$23.33	$23.25	$7,899	—%	(0.36)%

T. Rowe Price® Limited-Term Bond Portfolio Sub-Account
	2012	(n)	556	$25.27	$25.29	$14,066	1.97%	0.07%

Templeton Developing Markets Securities Fund-Class 1 Sub-Account
	2012	(l)	321	$24.32	$25.65	$8,229	—%	5.48%

Vanguard VIF Capital Growth Sub-Account
	2012	(j)	2,495	$25.22	$26.45	$65,985	—%	4.86%

Vanguard VIF High Yield Bond Sub-Account
	2012	(l)	1	$26.53	$27.05	$17	—%	1.96%

Vanguard VIF Mid-Cap Index Sub-Account
	2012	(j)	2,375	$24.18	$25.55	$60,698	—%	5.70%

Vanguard VIF Small Company Growth Sub-Account
	2012	(j)	1,203	$24.24	$25.48	$30,646	—%	5.13%

Vanguard VIF REIT Index Sub-Account
	2012	(j)	5,916	$25.04	$25.53	$151,025	—%	1.93%

Vanguard VIF Total Bond Market Index Sub-Account
	2012	(m)	212	$25.76	$25.68	$5,441	—%	(0.32)%

(b)	Not annualized for periods less than one year.
(d)	Periods less than one year are annualized and are not necessarily indicative of a full year of operations.
(f)	These amounts represent the dividends, excluding distributions of long-term capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contractowner accounts either through reductions in the unit values or the redemption of units, if any. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(h)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Sub-Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period, which is not annualized.
(i)	Sub-Account commenced operations July 5, 2012.
(j)	Sub-Account commenced operations August 8, 2012.
(k)	Sub-Account commenced operations September 5, 2012.
(l)	Sub-Account commenced operations November 1, 2012.
(m)	Sub-Account commenced operations November 12, 2012.
(n)	Sub-Account commenced operations December 18, 2012.

Note 6—subsequent events

The Vanguard VIF Equity Index Portfolio was added as a Sub-Account on January 25, 2013.

On May 1, 2013, the PVC MidCap Blend Account—Class l will change its name to the PVC Mid—Cap Account-Class l.

B-32	Statement of Additional Information ■ M Intelligent Survivorship VUL	See notes to condensed financial information.

INDEX TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY
December 31, 2012
B-34	Independent Auditor’s Report

Statutory–Basis Financial Statements:
B-35	Statements of Admitted Assets, Liabilities and Capital and Surplus
B-36	Statements of Operations
B-37	Statements of Changes in Capital and Surplus
B-38	Statements of Cash Flows
B-39	Notes to Financial Statements

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-33

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors of

TIAA-CREF Life Insurance Company:

We have audited the accompanying statutory financial statements of TIAA-CREF Life Insurance Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities and surplus as of December 31, 2012 and 2011, and the related statutory statements of income and changes in surplus, and cash flows for the three years ended December 31, 2012.

MANAGEMENT’S RESPONSIBILITY FOR THE FINANCIAL STATEMENTS

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

AUDITOR’S RESPONSIBILITY

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

BASIS FOR ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2012 and 2011, or the results of its operations or its cash flows for the three years ended December 31, 2012.

OPINION ON STATUTORY BASIS OF ACCOUNTING

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2012 and 2011, and the results of its operations and its cash flows for the three years ended December 31, 2012, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

PricewaterhouseCoopers LLP

Charlotte, NC

April 9, 2013

B-34	Statement of Additional Information ■ M Intelligent Survivorship VUL

STATUTORY–BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

TIAA-CREF LIFE INSURANCE COMPANY

	December 31,
	2012	2011
	(in thousands)

ADMITTED ASSETS
Bonds	$3,684,513	$3,182,147
Preferred stocks	2,470	7,343
Common stocks	271	163
Mortgage loans	—	13,726
Cash, cash equivalents and short-term investments	87,953	106,502
Contract loans	7,129	4,227
Other long-term investments	12,803	12,821
Investment income due and accrued	37,935	36,382
Federal income tax recoverable from TIAA	9,581	774
Net deferred federal income tax asset	6,272	5,441
Other assets	17,586	12,579
Separate account assets	1,789,814	867,988
Total admitted assets	$5,656,327	$4,250,093

LIABILITIES, CAPITAL AND SURPLUS
Liabilities
Reserves for life and health, annuities and deposit-type contracts	$3,440,716	$2,969,775
Asset valuation reserve	14,164	10,594
Interest maintenance reserve	6,934	6,427
Other liabilities	21,093	23,171
Separate account liabilities	1,760,489	841,741
Total liabilities	5,243,396	3,851,708

Capital and Surplus
Capital (2,500 shares of $1,000 par value common stock issued and outstanding)	2,500	2,500
Additional paid-in capital	357,500	357,500
Surplus	52,931	35,048
Deferred income taxes	—	3,337
Total capital and surplus	412,931	398,385
Total liabilities, capital and surplus	$5,656,327	$4,250,093

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-35

STATUTORY–BASIS STATEMENTS OF OPERATIONS

TIAA-CREF LIFE INSURANCE COMPANY

	For the Years Ended December 31,
	2012	2011	2010
	(in thousands)

REVENUES
Insurance and annuity premiums and other considerations	$284,892	$225,388	$218,934
Net investment income	147,749	132,685	129,279
Other revenue	31,935	13,775	12,524
Total revenues	$464,576	$371,848	$360,737

EXPENSES
Policy and contract benefits	$131,742	$128,247	$125,285
Increase in policy and contract reserves	128,507	83,741	74,327
Insurance expenses and taxes (excluding Federal income and capital gain taxes)	88,373	56,214	46,493
Interest on deposit-type contracts	26,374	17,580	28,537
Net transfers to separate accounts	57,976	37,938	48,360
Other benefits and expenses	9,858	17,268	3,433
Total expenses	$442,830	$340,988	$326,435

Income before federal income tax and net realized capital gains (losses)	21,746	30,860	34,302
Federal income tax expense	1,243	10,545	8,509
Net realized capital gains (losses) less capital gains taxes, after transfers to the interest maintenance reserve	(2,360)	9,190	(849)
Net income	$18,143	$29,505	$24,944

B-36	Statement of Additional Information ■ M Intelligent Survivorship VUL	See notes to statutory-basis financial statements

STATUTORY–BASIS STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

TIAA-CREF LIFE INSURANCE COMPANY

	Capital Stock	Additional Paid-In Capital	Surplus (Deficit)	Total
	(in thousands)
Balance, December 31, 2009	$2,500	$357,500	$(6,687)	$353,313
Net income			24,944	24,944
Net unrealized capital loss on investments			(672)	(672)
Change in asset valuation reserve			(7,513)	(7,513)
Change in surplus in separate accounts			455	455
Change in liability for reinsurance in unauthorized companies			1,692	1,692
Change in net deferred income tax			(2,676)	(2,676)
Change in non-admitted assets:
Deferred federal income tax asset			213	213
Amount recoverable from reinsurers			(225)	(225)
Deferred premium asset limitation			146	146
Incremental deferred federal income tax asset			(189)	(189)
Other invested assets			1,089	1,089
Other assets			4	4
Balance, December 31, 2010	$2,500	$357,500	$10,581	$370,581

Net income			29,505	29,505
Net unrealized capital gains on investments			2,723	2,723
Change in asset valuation reserve			(2,789)	(2,789)
Change in surplus in separate accounts			(82)	(82)
Change in net deferred income tax			(14,040)	(14,040)
Change in non-admitted assets:
Deferred federal income tax asset			13,773	13,773
Amount recoverable from reinsurers			225	225
Deferred premium asset limitation			(1,070)	(1,070)
Incremental deferred federal income tax asset			(441)	(441)
Balance, December 31, 2011	$2,500	$357,500	$38,385	$398,385

Net income			18,143	18,143
Net unrealized capital gains on investments			129	129
Change in asset valuation reserve			(3,570)	(3,570)
Change in surplus in separate accounts			1,978	1,978
Change in liability for reinsurance in unauthorized companies			(1,190)	(1,190)
Change in net deferred income tax			(7,005)	(7,005)
Change in non-admitted assets:
Deferred federal income tax asset			7,836	7,836
Deferred premium asset limitation			(1,775)	(1,775)
Balance, December 31, 2012	$2,500	$357,500	$52,931	$412,931

See notes to statutory-basis financial statements	M Intelligent Survivorship VUL ■ Statement of Additional Information	B-37

STATUTORY–BASIS STATEMENTS OF CASH FLOWS

TIAA-CREF LIFE INSURANCE COMPANY

	For the Years Ended December 31,
	2012	2011	2010
	(in thousands)

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$288,626	$223,405	$218,701
Miscellaneous income	19,036	12,494	11,419
Net investment income	146,894	132,287	140,012
Total Receipts	454,556	368,186	370,132
Policy and contract benefits	131,364	126,558	125,883
Commissions and expenses paid	97,489	68,319	52,128
Federal income tax expense (benefit)	7,097	(7,346)	10,960
Net transfers to separate accounts	59,157	36,345	50,081
Total Disbursements	295,107	223,876	239,052
Net cash from operations	159,449	144,310	131,080

CASH FROM INVESTMENTS
Proceeds from long-term investments sold, matured, or repaid:
Bonds	484,231	383,016	425,289
Stocks	5,129	—	—
Mortgage loans	13,726	38,926	8,452
Miscellaneous proceeds	(8)	51	5,163
Cost of investments acquired:
Bonds	992,311	1,067,103	569,674
Stocks	—	—	1,968
Miscellaneous applications	—	4,990	—
Net increase in contract loans	2,901	202	2,197
Net cash from investments	(492,134)	(650,302)	(134,935)

CASH FROM FINANCING AND OTHER
Net deposits on deposit-type contracts funds	317,384	520,049	(22,396)
Other cash provided (applied)	(3,248)	4,437	3,374
Net cash from financing and other	314,136	524,486	(19,022)
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	(18,549)	18,494	(22,877)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	106,502	88,008	110,885

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$87,953	$106,502	$88,008

B-38	Statement of Additional Information ■ M Intelligent Survivorship VUL	See notes to statutory-basis financial statements

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY  ■  DECEMBER 31, 2012

Note 1—Organization and Operations

TIAA-CREF Life Insurance Company commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, under its former name, TIAA Life Insurance Company and changed its name to TIAA-CREF Life Insurance Company (“TIAA-CREF Life” or the “Company”) on May 1, 1998. TIAA-CREF Life is a direct wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA” or the “Parent”), a legal reserve life insurance company established under the insurance laws of the State of New York in 1918.

The Company issues non-qualified annuity contracts with fixed and variable components, fixed and variable universal life contracts, funding agreements, term-life insurance and single premium immediate annuities.

Note 2—Significant Accounting Policies

BASIS OF PRESENTATION:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Department of Financial Services (the “Department”); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income and capital and surplus between NAIC SAP and the New York SAP annual statement filed with the Department. The primary differences arise because the Company maintains more conservative reserves, as prescribed or permitted by New York SAP, under which annuity reserves are generally discounted on the basis of contractually guaranteed interest rates and mortality tables.

The deferred premium asset limitation results from the Department requiring that any deferred premium asset established along with the corresponding mean reserve should be reduced by the proportionate amount reinsured on a coinsurance basis. Under this approach the deferred premium asset for reinsurance is adjusted based upon the premium mode of the direct policy rather than the premium mode of the reinsurance agreement.

	For the Years Ended December 31,
(in thousands)	2012	2011	2010
Net Income, New York SAP	$18,143	$29,505	$24,944
New York SAP Prescribed Practices:
Additional Reserves for:
Term Conversions	349	107	87
Deferred and Payout Annuities issued after 2000	—	—	(1)
Net Income, NAIC SAP	$18,492	$29,612	$25,030
Capital and Surplus, New York SAP	$412,931	$398,385	$370,581
New York SAP Prescribed Practices:
Deferred Premium Asset Limitation	27,747	25,972	24,903
Additional Reserves for:
Term Conversions	1,589	1,240	1,133
Deferred and Payout Annuities issued after 2000	2	2	2
Capital and Surplus, NAIC SAP	$442,269	$425,599	$396,619

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows.

Under GAAP:

•	The Asset Valuation Reserve (“AVR”) is eliminated as it is not recognized under GAAP. The AVR is established under NAIC SAP as a direct charge to surplus;

•	The Interest Maintenance Reserve (“IMR”) is eliminated as it is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold;

•	Certain assets designated as “non-admitted assets” are included in the GAAP balance sheet rather than excluded from assets in the statutory balance sheet;

•	Policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are deferred and amortized over the expected lives of the policies issued under GAAP rather than being expensed when incurred;

•	Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest under GAAP rather than being based on statutory mortality, morbidity and interest requirements;

•	Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-39

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY   ■   DECEMBER 31, 2012

interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	Investments in bonds considered to be “available for sale” are carried at fair value under GAAP rather than at amortized cost;

•	Impairments on securities (other than loan-backed and structured securities) due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

•	For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, such declines in fair value are not recorded until a credit loss is projected to occur;

•	Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings rather than as unrealized losses, which is a component of surplus under NAIC SAP;

•	Changes in the value of certain other long-term investments accounted for under the equity method of accounting are recorded through earnings rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•	Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in earnings. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•	Contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are reported as a deposit liability. Under NAIC SAP, contracts that have any mortality and morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts and amounts received under these contracts are reported as revenue;

•	Declines in fair value of derivatives are recorded through earnings under GAAP rather than surplus. Derivatives embedded in host contracts are accounted for separately like a freestanding derivative if certain criteria are met. Replication Synthetic Asset Transactions (“RSAT”) are not recognized under GAAP.

•	Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance for statutory purposes. Assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance for statutory purposes. Transactions recorded as financing under GAAP have no impact on premiums or losses incurred, while for statutory purposes, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses.

The effects of these differences, while not determined, are presumed to be material.

Reclassifications: Certain prior year amounts in the financial statements have been reclassified to conform to the 2012 presentation. These reclassifications did not affect the total assets, liabilities, net income or surplus previously reported.

Use of Estimates: The preparation of the Company’s statutory-basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses at the date of the financial statements. Actual results may differ from those estimates.

ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Company:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary.

Bonds: Bonds are stated at amortized cost using the current effective interest method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value.

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Expected future cash flows and prepayment speeds are evaluated quarterly. Certain loan-backed and structured securities are reported at the lower of cost or fair value as a result of the NAIC modeling process.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent

B-40	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

For loan-backed and structured securities, when an OTTI has occurred because the Company does not expect to recover the entire amortized cost basis of the security, with the intent and ability to hold, the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured securities’ effective interest rate.

For loan-backed and structured securities, when an OTTI has occurred because the Company intends to sell the securities or the Company does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI recognized is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

In periods subsequent to the recognition of an OTTI loss for a loan-backed and structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

The fair values for publicly traded long term bond investments are generally determined using prices provided by third party pricing services. For privately placed long term bond investments without readily ascertainable market value, such values are determined with the assistance of independent pricing services utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Common Stocks: Common stocks of unaffiliated companies are stated at fair value, which is based on quoted market prices, where available. Changes in fair value are recorded through surplus. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Preferred Stocks: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6 which are stated at the lower of amortized cost or fair value. The fair values of preferred stocks are determined using prices provided by third party pricing services or valuations from the NAIC. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Mortgage Loans: Mortgage loans are stated at amortized cost, net of valuation allowances. Mortgage loans held for sale are stated at the lower of amortized cost or fair value. Mortgage loans are evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation reserve is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation reserves for mortgage loans are included in net unrealized capital gains and losses on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established. The fair value of mortgage loans is generally determined using a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Wholly-Owned Subsidiaries: Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus; (2) non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Other Long-term Investments: Other long-term investments primarily include investments in limited partnerships and limited liability companies which are carried at the Company’s percentage of the underlying U.S. GAAP, International Financial Reporting Standard or U.S. Tax basis equity as reflected on the respective entity’s financial statements. The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses impairment information by performing analysis between the carrying value and the cost basis of the investments. The Company evaluates recoverability of the asset to determine if OTTI is warranted. When it is determined that a decline in fair value of an investment is other than temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Other long-term investments include the Company’s investments in surplus notes, which are stated at amortized cost. All of the Company’s investments in surplus notes have an NAIC 1 rating designation. The carrying amount of the Company’s investments in surplus notes was $11,713 thousand at December 31, 2012.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less at the date of purchase, and are stated at amortized cost.

Short-Term Investments: Short-term investments (investments with remaining maturities of one year or less at the time of acquisition, excluding those investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Contract Loans: Contract loans are stated at outstanding principal balances.

Derivative Instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details the Company’s derivative policy objectives, strategies, controls and any

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-41

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY   ■   DECEMBER 31, 2012

restrictions placed on various derivative types. The plan also specifies the procedures and systems that the Company has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counterparty credit quality. The Company may use derivative instruments for hedging, income generation, asset-liability management and asset replication purposes. Derivatives used by the Company may include interest rate swaps, credit default swaps, foreign currency forwards, equity index options and foreign currency swaps.

The carrying value of a derivative position may be at cost or fair value, depending on the type of instrument and accounting status. Hedge accounting is applied for some foreign currency swaps that hedge fixed income investments carried at amortized cost. The foreign exchange premium or discount for these foreign currency swaps is amortized into income and a currency translation adjustment computed at the spot rate is recorded as an unrealized gain or loss. The derivative component of a RSAT is carried at unamortized premiums received or paid, adjusted for any impairments. The cash component of a RSAT is classified as a bond on the Company’s balance sheet. Derivatives used in hedging transactions where hedge accounting is not being utilized are carried at fair value. The Company does not offset the carrying value amounts recognized for derivatives executed with the same counterparty under the same netting agreement.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non-admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted. The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are segregated for the Company’s general account and are maintained for the benefit of separate account contract holders. Separate accounts are generally accounted for at fair value, except the SVSA products which are accounted for at book value in accordance with NAIC guidance.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the end of the relevant period. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts that are denominated in foreign currencies are adjusted to reflect exchange rates at the end of the relevant period. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets. The non-admitted portion of the Deferred Federal Income Tax (“DFIT”) asset was $16,398 thousand and $24,234 thousand at December 31, 2012 and 2011, respectively. The non-admitted portion of deferred premium assets was $27,747 thousand and $25,972 thousand at December 31, 2012 and 2011, respectively. Changes in non-admitted assets are charged or credited directly to surplus.

Insurance and Annuity Premiums: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals (that represent a return to the contract holders) plus additional reserves (if any) necessitated by actuarial regulations.

The Company performed Asset Adequacy Analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves, and determined that its reserves were sufficient to meet its obligations.

Interest Maintenance Reserve: The IMR defers recognition of realized capital gains and losses resulting from changes in the general level of interest rates. These gains and losses are amortized into investment income over the expected remaining life of the investments sold. The IMR is calculated in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies.

A realized gain or loss on each bond sold, excluding loan-backed and structured securities, is interest-related if the security’s NAIC rating did not change by more than one classification from the date of purchase to the date of sale, and its NAIC rating was never a 6 during the holding period.

A realized gain or loss on each preferred stock sold is interest-related if the security did not have an NAIC rating of 4, 5 or 6 at any time during the holding period and the NAIC rating did not change by more than one classification from the date of purchase to the date of sale.

A realized gain or loss on each mortgage loan sold may be interest-related if interest is not more than 90 days past due, not in the process of foreclosure or voluntary conveyance, or the mortgage loan was not restructured over the prior two years.

B-42	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

A realized gain or loss on each derivative investment sold is interest-related based on the characteristics of the underlying invested asset.

For loan-backed and structured securities, realized gains or losses resulting from sale transactions and realized losses resulting from OTTI are bifurcated between IMR and AVR based upon the present value of cash flows and amortized cost at the time of the transaction.

Asset Valuation Reserve: The AVR is established to offset potential credit-related investment losses from bonds, stocks, mortgage loans, real estate, derivatives and other long-term investments. Changes in AVR are recorded directly to surplus. The AVR is calculated in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies.

Realized gains or losses resulting from the sale of U.S. Government securities and securities of agencies which are backed by the full faith and credit of the U.S. Government are exempt from the AVR.

A realized gain or loss on each bond sold, excluding loan-backed and structured securities, is non-interest-related if the security’s NAIC rating changed by more than one classification from the date of purchase to the date of sale, or its NAIC rating was a 6 at any time during the holding period.

A realized gain or loss on each preferred stock sold is non-interest-related if the security had an NAIC rating of 4, 5 or 6 at any time during the holding period or the NAIC rating changed by more than one classification from the date of purchase to the date of sale.

A realized gain or loss on each mortgage loan sold is non-interest-related if interest is more than 90 days past due, in the process of foreclosure or voluntary conveyance, or the mortgage loan was restructured over the prior two years.

A realized gain or loss on each derivative investment sold is non-interest-related based on the characteristics of the underlying invested asset.

For loan-backed and structured securities, realized gains or losses resulting from sale transactions and realized losses resulting from OTTI are bifurcated between IMR and AVR based upon the present value of cash flows and amortized cost at the time of the transaction. OTTI for non-loan backed and structured securities, stocks, mortgage loans, real estate and other long-term investments are considered non-interest related realized losses and included in the AVR calculation.

APPLICATION OF NEW ACCOUNTING PRONOUNCEMENTS:

SSAP No. 101—Income Taxes, a Replacement of SSAP No. 10R—Income Taxes, A Temporary Replacement of SSAP No. 10 and SSAP No. 10—Income Taxes effective January 1, 2012. For purposes of accounting for federal and foreign income taxes, the Company adopted FASB Statement No. 109, Accounting for Income Taxes (FAS 109) with modifications for state income taxes, the realization criteria for deferred tax assets, and the recording of the impact of changes in deferred tax balances. Adoption of SSAP No. 101 did not have a material impact on the current and deferred taxes that had been presented under SSAP No. 10R.

SSAP No. 92—Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14, effective for quarterly and annual reporting periods beginning on or after January 1, 2013 with early adoption permitted. This statement establishes financial accounting and reporting standards for an insurer that offers a defined benefit postretirement plan to its employees. Any unfunded defined benefit amounts, as determined when the projected benefit obligation exceeds the fair value of plan assets, is a liability under SSAP No. 5R and shall be reported in the first quarter statutory financial statements after the transition date with a corresponding entry to unassigned funds (surplus). If the fair value of plan assets exceeds the projected benefit obligation, the asset shall be considered a non-admitted asset. Net periodic pension cost shall include a component for unrecognized prior service cost for non-vested employees beginning in 2013. The Company has determined that SSAP No. 92 will not have a material impact.

SSAP No. 103—Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities effective for years beginning on and after January 1, 2013 and shall be applied prospectively for interim and annual reporting periods. Earlier application is prohibited. This statement must be applied to transfers occurring on or after the effective date. On and after the effective date, the concept of a qualifying special purpose entity is no longer relevant for statutory accounting purposes. The unit of account for sale treatment is defined to be an entire financial asset or a pro rata participating interest without subordination. The disclosure provisions of this statement shall be applied to transfers that occurred both before and after the effective date of this statement. The Company does not expect SSAP No. 103 to have a significant impact.

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-43

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY   ■   DECEMBER 31, 2012

Note 3—Long Term Bonds, Preferred Stocks and Common Stocks

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds and preferred stocks at December 31 are shown below (in thousands):

	2012
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/ Adjusted Carrying Value	Book/ Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. governments	$204,896	$13,802	$(7)	$218,691
States, territories & possessions	25,287	1,446	—	26,733
Political subdivisions of states, territories, & possessions	11,957	119	(50)	12,026
Special revenue & special assessment, non-guaranteed agencies & government	373,789	23,452	(186)	397,055
Industrial & miscellaneous	3,052,644	235,989	(9,171)	3,279,462
Credit tenant loans	7,619	762	—	8,381
Hybrids	8,321	301	—	8,622
Total bonds	3,684,513	275,871	(9,414)	3,950,970
Preferred stocks	2,470	849	—	3,319
Total bonds and preferred stocks	$3,686,983	$276,720	$(9,414)	$3,954,289

	2011
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/ Adjusted Carrying Value	Book/ Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. governments	$140,136	$9,234	$—	$149,370
States, territories & possessions	8,970	851	—	9,821
Political subdivisions of states, territories, & possessions	7,459	371	—	7,830
Special revenue & special assessment, non-guaranteed agencies & government	318,694	26,051	(228)	344,517
Industrial & miscellaneous	2,686,380	196,283	(35,041)	2,847,622
Credit tenant loans	9,235	1,577	—	10,812
Hybrids	11,273	56	(75)	11,254
Total bonds	3,182,147	234,423	(35,344)	3,381,226
Preferred stocks	7,343	1,170	—	8,513
Total bonds and preferred stocks	$3,189,490	$235,593	$(35,344)	$3,389,739

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities that it deems to have an OTTI in value in the period that the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators, rating agencies and various public sources; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations; and (h) the potential for impairment based on an estimated discounted cash flow analysis for loan-backed and structured securities. Where impairment is considered to be other-than-temporary, the Company recognizes a write-down as a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, the Company continues to review the impaired security for appropriate valuation on an ongoing basis.

Based upon the factors above in the Company’s impairment evaluation process, the securities discussed in the following section which were in an unrealized loss position at December 31, 2012 and 2011, were not deemed to be other than temporarily impaired.

B-44	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

Unrealized Losses on Bonds and Preferred Stocks: The gross unrealized losses and estimated fair values for bonds and preferred stocks by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in thousands):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2012
All other bonds	$152,915	$(843)	$152,072	$21,960	$(1,332)	$20,628
Loaned-backed and structured bonds	—	—	—	71,292	(7,239)	64,053
Total bonds	$152,915	$(843)	$152,072	$93,252	$(8,571)	$84,681
Preferred stocks	—	—	—	—	—	—
Total bonds and preferred stocks	$152,915	$(843)	$152,072	$93,252	$(8,571)	$84,681

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2011
All other bonds	$219,793	$(4,050)	$215,743	$44,410	$(2,852)	$41,558
Loaned-backed and structured bonds	13,090	(3,041)	10,049	109,943	(25,401)	84,542
Total bonds	$232,883	$(7,091)	$225,792	$154,353	$(28,253)	$126,100
Preferred stocks	—	—	—	—	—	—
Total bonds and preferred stocks	$232,883	$(7,091)	$225,792	$154,353	$(28,253)	$126,100

As of December 31, 2012, the categories of securities where the estimated fair value declined and remained below cost for less than twelve months were concentrated in public utilities (28%), revenue and special obligations (21%) and manufacturing (12%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2012, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in commercial mortgage-backed securities (55%) and residential mortgage-backed securities (21%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2011, the categories of securities where the estimated fair value declined and remained below cost for less than twelve months were concentrated in commercial mortgage-backed securities (38%), manufacturing (24%) and finance (21%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2011, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in commercial mortgage-backed securities (72%) and residential mortgage backed securities (11%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the cause of the decline is primarily attributable to increased market yields for these particular securities since acquisition caused principally by credit spreads. The Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover and the Company has concluded that these securities are not other–than-temporarily impaired.

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-45

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY   ■   DECEMBER 31, 2012

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed and asset-backed securities are shown separately in the table below, as they are not due at a single maturity date (in thousands):

	December 31, 2012			December 31, 2011
	Carrying Value	% of Total	Estimated Fair Value	Carrying Value	% of Total	Estimated Fair Value
Due in one year or less	$338,034	9.2%	$345,739	$158,966	5.0%	$161,783
Due after one year through five years	1,361,867	37.0	1,422,373	1,436,179	45.1	1,496,322
Due after five years through ten years	827,612	22.5	891,555	575,910	18.1	618,883
Due after ten years	619,507	16.7	727,905	464,264	14.6	551,272
Subtotal	3,147,020	85.4	3,387,572	2,635,319	82.8	2,828,260
Residential mortgage-backed securities	333,499	9.0	354,369	315,503	9.9	339,993
Commercial mortgage-backed securities	87,345	2.4	85,587	105,052	3.3	83,104
Asset-backed securities	116,649	3.2	123,442	126,273	4.0	129,869
Subtotal	537,493	14.6	563,398	546,828	17.2	552,966
Total	$3,684,513	100.0%	$3,950,970	$3,182,147	100.0%	$3,381,226

For the year ended December 31, 2012, the preceding table includes no NAIC 6 long-term bond investments.

For the year ended December 31, 2012, the preceding table includes sub-prime mortgage investments totaling $13,248 thousand under residential mortgage-backed securities. 68% of the sub-prime securities were rated investment grade (NAIC 1 and 2).

For the year ended December 31, 2011, the preceding table includes NAIC 6 long-term bond investments totaling approximately $11 thousand which are categorized as residential mortgage-backed securities.

For the year ended December 31, 2011, the preceding table includes sub-prime mortgage investments totaling $16,462 thousand under residential mortgage-backed securities. 70% of the sub-prime securities were rated investment grade (NAIC 1 and 2).

Bond Diversification: The carrying values of long-term bond investments were diversified by the following classification at December 31 as follows:

	2012	2011
Manufacturing	25.0%	24.0%
Public utilities	13.7	15.8
Finance and financial services	12.4	11.7
Residential mortgage-backed securities	9.1	9.9
Oil and gas	8.1	9.1
Communication	4.9	5.0
U.S. and other governments	3.9	2.4
Mining	3.6	2.4
Transportation	3.5	3.6
Asset Backed Securities	3.2	4.0
Real estate investment trusts	3.1	1.8
Services	2.9	3.9
Commercial mortgage backed securities	2.4	3.3
Revenue and Special Obligation	2.4	1.0
Retail and wholesale trade	1.8	2.1
Total	100.0%	100.0%

Troubled Debt Restructuring: During 2012 and 2011, the Company did not acquire any bonds or stocks through troubled debt restructurings.

Exchanges: The Company acquired bonds and stocks through exchanges aggregating $14,961 thousand and $37,907 thousand during the year ended December 31, 2012 and 2011, respectively. When exchanging securities, the Company generally accounts for assets at their fair value with any gain or loss realized at the date of exchange, unless the exchange was as a result of restricted securities under SEC rule 144A exchanged for unrestricted securities, which are accounted for at book value.

Loan-backed and Structured Securities: The near-term prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type. The long-term assumptions are adjusted based on expected performance.

The following represents OTTI on securities with the intent to sell or the inability to retain for the year ended December 31, 2012 (in thousands):

	1	2		3
	Amortized Cost Basis Before OTTI	OTTI Recognized in Loss
		2a Interest	2b Non-interest	Fair Value 1-(2a+2b)
OTTI recognized
a. Intent to sell	$7,731	$1,486	$2,111	$4,134
b. Inability to retain	—	—	—	—
Total	$7,731	$1,486	$2,111	$4,134

The Company had no OTTI on securities which it lacked the ability to hold or had the intent to sell for the year ended December 31, 2011.

B-46	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

The following table represents loan-backed and structured securities with a recognized OTTI and currently held at December 31, 2012 where the present value of cash flows expected to be collected is less than the amortized cost (in whole dollars):

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement Where Reported
05947US74	$2,725,844	$—	¹	$(1,317,969)	$1,407,875	$1,407,875	12/31/2012
52521RAS0	1,023,943	1,015,918		(8,025)	1,015,918	1,066,677	12/31/2012
05947US74	5,005,561	—	¹	(2,279,717)	2,725,844	2,725,844	9/30/2012
361849N57	1,604,649	—	*	(1,604,649)	—	1,488,402	6/30/2012
52521RAS0	1,218,036	1,194,916		(23,120)	1,194,916	1,048,376	6/30/2012
361849N57	4,799,529	1,865,385		(2,934,144)	1,865,385	2,129,365	3/31/2012
52521RAS0	1,457,118	1,341,799		(115,319)	1,341,799	1,230,650	3/31/2012
78443CAR5	4,723,286	1,661,987		(3,061,299)	1,661,987	1,643,859	12/31/2011
52521RAS0	1,619,808	1,564,385		(55,423)	1,564,385	1,726,363	9/30/2011
525221EB9	3,980,520	3,884,257		(96,263)	3,884,257	3,470,812	6/30/2011
361849N57	9,826,091	5,057,748		(4,768,343)	5,057,748	6,399,080	3/31/2011
525221EB9	4,247,625	4,113,923		(133,702)	4,113,923	3,491,099	3/31/2011
76113GAC2	220,904	168,594		(52,310)	168,594	387,051	3/31/2011
361849N57	10,019,085	9,845,076		(174,009)	9,845,076	6,149,360	12/31/2010
525221EB9	4,506,525	4,491,161		(15,364)	4,491,161	3,593,739	12/31/2010
52521RAS0	1,893,411	1,794,754		(98,657)	1,794,754	1,195,473	12/31/2010
52521RAS0	2,357,222	1,999,845		(357,377)	1,999,845	1,262,735	9/30/2010
525221EB9	4,788,617	4,629,945		(158,672)	4,629,945	3,612,550	9/30/2010
05948KZV4	821,818	799,825		(21,993)	799,825	738,142	6/30/2010
126171AQ0	4,279,102	3,221,462		(1,057,640)	3,221,462	1,920,795	6/30/2010
161551GA8	3,525	3,112		(413)	3,112	1,742	6/30/2010
52521RAS0	2,469,848	2,467,918		(1,930)	2,467,918	1,318,571	6/30/2010
161551GA8	3,552	3,547		(5)	3,547	1,616	3/31/2010
05948KZV4	1,663,136	873,300		(789,836)	873,300	712,928	3/31/2010
525221EB9	4,971,258	4,803,741		(167,517)	4,803,741	3,475,458	3/31/2010
52521RAS0	2,782,285	2,514,992		(267,293)	2,514,992	1,353,507	3/31/2010
76113GAC2	981,879	350,473		(631,406)	350,473	382,698	3/31/2010
126171AQ0	4,979,133	4,294,375		(684,758)	4,294,375	1,184,275	12/31/2009
161551GA8	8,692	3,568		(5,124)	3,568	727	12/31/2009
525221EB9	4,999,219	4,976,531		(22,688)	4,976,531	2,699,322	12/31/2009
33848JAC9	4,999,895	3,183,306		(1,816,589)	3,183,306	2,894,035	9/30/2009
161551GA8	3,129	—	¹	(2,168)	961	961	6/30/2009
52521RAS0	3,173,729	—	¹	(1,672,517)	1,501,212	1,501,212	6/30/2009
161551GA8	6,290	—	¹	(5,623)	667	667	3/31/2009
05948KZV4	5,974,533	—	¹	(4,889,875)	1,084,658	1,084,658	12/31/2008
161551GA8	12,971	—	¹	(6,764)	6,207	6,207	12/31/2008
76113GAC2	4,756,743	—	¹	(4,437,090)	319,653	319,653	12/31/2008
20847TBL4	2,370,132	—	¹	(1,780,189)	589,943	589,943	12/31/2008
Total				$(35,515,780)

¹	Impairment based on Fair Value

*	Securities identified as having a net present value of $0

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-47

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY   ■   DECEMBER 31, 2012

OTHER DISCLOSURES:

At December 31, 2012 and 2011, the carrying value of common stock denominated in foreign currency was $271 thousand and $163 thousand, respectively. The Company had no bonds denominated in foreign currency as of December 31, 2012 or 2011.

Debt securities amounting to approximately $8,401 thousand and $8,476 thousand at December 31, 2012 and 2011, respectively, were on deposit with governmental authorities or trustees, as required by law.

The Company had no restricted stock as of December 31, 2012 or 2011.

Note 4—mortgage loans

As of December 31, 2012, the Company did not have any mortgage loans. The Company did not originate conventional loans or acquire mezzanine loans during 2012 or 2011; therefore, there was no coupon rate or maximum percentage of any one loan to the value of the security at the time of the originated loans for 2012 or 2011.

Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectability of mortgage loans to identify and quantify any impairment in value. Impairments are classified as either temporary, for which a recovery is anticipated, or other-than-temporary. Mortgage loans held to maturity with other-than-temporarily impaired values are written down to net realizable values based upon independent appraisals of the collateral while mortgage loans held for sale are written down to the current fair value of the loan.

There were no investments in impaired mortgage loans at December 31, 2012 and 2011.

There were no allowances for mortgage loan credit losses where any impairment was determined to be temporary at December 31, 2012 and 2011.

Mortgage Loan Diversification: The following tables set forth the mortgage loan portfolio by property type and geographic region (in thousands):

	December 31, 2012		December 31, 2011
	Carrying Value	% of Total	Carrying Value	% of Total
Property Type
Shopping centers	$—	—%	$8,562	62.4%
Apartments	—	—%	5,164	37.6%
Total	$—	—%	$13,726	100.0%

	December 31, 2012		December 31, 2011
	Carrying Value	% of Total	Carrying Value	% of Total
Geographic Region
Mountain	$—	—%	$8,562	62.4%
South Central	—	—%	5,164	37.6%
Total	$—	—%	$13,726	100.0%

Regional classification is based on American Council of Life Insurers regional chart. See below for details of regions.

South Atlantic states are DE, DC, FL, GA, MD, NC, SC, VA and WV

South Central states are AL, AR, KY, LA, MS, OK, TN and TX

North Central states are IA, IL, IN, KS, MI, MN, MO, NE, ND, OH, SD and WI

Mountain states are AZ, CO, ID, MT, NV, NM, UT and WY

At December 31, 2011, the entire mortgage portfolio in the Mountain region consisted of an investment in Arizona and the South Central region consisted of an investment in Texas.

Scheduled Mortgage Loan Maturities: The following table sets forth the contractual maturity schedule of mortgage loans (in thousands):

	December 31, 2012		December 31, 2011
	Carrying Value	% of Total	Carrying Value	% of Total
Due in one year or less	$—	—%	$8,562	62.4%
Due after one year through five years	—	—%	5,164	37.6%
Total	$—	—%	$13,726	100.0%

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

There were no mortgage troubled debt restructurings during the periods ended December 31, 2012 and 2011. When restructuring mortgage loans, the Company generally requires participation features, yield maintenance stipulations, and/or the establishment of property-specific escrow accounts funded by the borrowers. With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Cash received on impaired mortgage loans that are performing according to their contractual terms is applied in accordance with those terms. For mortgage loans in the process of foreclosure, cash received is initially held in suspense and applied as a return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed. There were no mortgage loans with interest more than 180 days past due at December 31, 2012 or 2011.

During 2012 and 2011, the Company did not reduce the interest rate of any outstanding loans.

The Company did not have any taxes, assessments or amounts advanced that were not included in the mortgage loan totals for the years ended December 31, 2012 and 2011.

The Company has no reverse mortgages as of December 31, 2012 and 2011.

The Company has no mortgage loans denominated in foreign currency as of December 31, 2012 and 2011.

The Company does not underwrite nor does it hold sub-prime mortgages in the commercial mortgage loan portfolio and does not have any material indirect exposure from sub-prime lenders who are tenants in buildings that are secured by commercial mortgages.

B-48	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

Note 5—subsidiaries and affiliates

The Company is a direct wholly-owned insurance subsidiary of TIAA, an insurance company domiciled in the State of New York. TIAA-CREF Life Insurance Agency (“Agency”) is the sole operating subsidiary of TIAA-CREF Life. The Company has no investments in subsidiary, controlled and affiliated entities that exceed 10% of its admitted assets. Agency’s carrying value of $1,128 thousand and $1,108 thousand at December 31, 2012 and 2011, respectively, is included in other long-term investments on the statutory-basis statements of admitted assets, liabilities and capital and surplus. The carrying value of Agency was not audited or other-than-temporarily impaired for the years ended December 31, 2012 or 2011.

At December 31, 2012 and 2011, respectively, the Company reported $11,744 thousand and $19,935 thousand as amounts due to parent, subsidiaries and affiliates.

Note 6—commitments

At December 31, 2012, the Company had no outstanding commitments to fund future investments.

Note 7—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31, were as follows (in thousands):

	2012	2011	2010
Bonds	$145,961	$131,395	$127,521
Stocks	385	491	458
Mortgage loans	496	1,006	1,533
Cash, cash equivalents and short-term investments	441	514	705
Other long-term investments	1,047	457	142
Total gross investment income	$148,330	$133,863	$130,359
Less investment expenses	(2,831)	(2,224)	(1,666)
Net investment income before amortization of IMR	145,499	131,639	128,693
Amortization of IMR	2,250	1,046	586
Net investment income	$147,749	$132,685	$129,279

The Company had no due and accrued income excluded from net income for the years ended December 31, 2012, 2011 and 2010.

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions of investments and write-downs due to OTTI for the years ended December 31 were as follows (in thousands):

	2012	2011	2010
Bonds	$(2,804)	$(5,022)	$1,225
Stocks	256	—	(127)
Mortgage loans	—	—	(342)
Derivative instruments	—	—	171
Cash, cash equivalent and short-term investments	(7)	51	1
Total before capital loss tax and transfers to IMR	(2,555)	(4,971)	928
Transfers to IMR	(2,757)	(1,299)	(1,777)
Capital loss tax benefit	2,952	15,460	—
Net realized capital gains (losses) less capital loss tax, after transfers to IMR	$(2,360)	$9,190	$(849)

Write-downs of investments resulting from OTTI, included in the preceding table, were as follows for the years ended December 31 (in thousands):

	2012	2011	2010
Other-than-temporary impairments:
Bonds	$8,287	$8,243	$4,189
Preferred stocks	—	—	127
Mortgage loans	—	—	2,379
Total	$8,287	$8,243	$6,695

The Company generally holds its investments until maturity. The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

Proceeds from sales of long-term bond investments during 2012, 2011 and 2010 were $199,747 thousand, $104,382 thousand and $62,289 thousand, respectively. Gross gains of $5,668 thousand, $5,143 thousand and $7,041 thousand, and gross losses, excluding impairments considered to be other-than-temporary, of $184 thousand, $1,922 thousand and $1,627 thousand were realized during 2012, 2011 and 2010, respectively.

Wash Sales: The Company does not engage in the practice of wash sales. There were no NAIC 3—6 securities sold and reacquired within 30 days of the sale date during the years ended December 31, 2012, 2011 and 2010.

Unrealized Capital Gains and Losses: For the years ended December 31, 2012, 2011 and 2010, the net change in unrealized capital gains (losses) in investments, resulting in a net increase (decrease) in carrying value of investments was $129 thousand, $2,723 thousand and $(672) thousand, respectively.

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-49

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY   ■   DECEMBER 31, 2012

Note 8—disclosures about fair value of financial instruments

FAIR VALUE OF FINANCIAL INSTRUMENTS

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stock when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party-pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models.

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy at December 31, 2012 (in thousands):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets:
Bonds	$3,950,970	$3,684,513	$—	$3,919,926	$31,044	$—
Common Stock	271	271	271	—	—	—
Preferred Stock	3,319	2,470	3,319	—	—	—
Separate Accounts	1,797,512	1,789,814	951,704	845,808	—	—
Contract Loans	7,129	7,129	—	—	7,129	—
Cash, Cash Equivalent and Short Term Investments	87,951	87,953	22,457	65,494	—	—
Total	$5,847,152	$5,572,150	$977,751	$4,831,228	$38,173	$—

	Aggregate Fair Value	Liabilities	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Liabilities:
Deposit-type Contracts	$1,859,466	$1,859,466	$—	$—	$1,859,466	$—
Separate Account	1,760,489	1,760,489	—	—	1,760,489	—
Total	$3,619,955	$3,619,955	$—	$—	$3,619,955	$—

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy at December 31, 2011 (in thousands):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets:
Bonds	$3,381,226	$3,182,147	$—	$3,315,901	$65,325	$—
Common Stock	163	163	163	—	—	—
Preferred Stock	8,513	7,343	8,513	—	—	—
Mortgage Loans	14,181	13,726	—	—	14,181	—
Separate Accounts	867,988	867,988	777,056	90,932	—	—
Contract Loans	4,227	4,227	—	—	4,227	—
Cash, Cash Equivalent and Short Term Investments	106,502	106,502	18,523	87,979	—	—
Total	$4,382,800	$4,182,096	$804,255	$3,494,812	$83,733	$—

	Aggregate Fair Value	Liabilities	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Liabilities:
Deposit-type Contracts	$1,515,775	$1,515,775	$—	$—	$1,515,775	$—
Separate Account	841,741	841,741	—	—	841,741	—
Total	$2,357,516	$2,357,516	$—	$—	$2,357,516	$—

B-50	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

The estimated fair values of the financial instruments presented above were determined by the Company using market information available as of December 31, 2012 and 2011. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

ASSETS AND LIABILITIES MEASURED AND REPORTED AT FAIR VALUE

The Company’s financial assets and liabilities measured and reported at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and Level 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1: Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

Level 2: Other than quoted prices within Level 1 inputs that are observable for the asset or liability, either directly or indirectly.

Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,
•	Quoted prices for identical or similar assets or liabilities in markets that are not active,
•	Inputs other than quoted prices that are observable for the asset or liability,
•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3: Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

(1) Financial assets and liabilities measured and reported at fair value

The following table provides information about the Company’s financial assets and liabilities measured and reported at fair value at December 31 (in thousands):

	2012
Description	Level 1	Level 2	Level 3	Total
Assets at fair value:
Common Stock
Industrial and miscellaneous	$271	$—	$—	$271
Separate accounts assets, net	951,704	91,397	—	1,043,101
Total assets at fair value	$951,975	$91,397	$—	$1,043,372

Total liabilities at fair value	$—	$—	$—	$—

	2011
Description	Level 1	Level 2	Level 3	Total
Assets at fair value:
Common Stock
Industrial and miscellaneous	$163	$—	$—	$163
Separate accounts assets, net	777,056	90,932	—	867,988
Total assets at fair value	$777,219	$90,932	$—	$868,151

Total liabilities at fair value	$—	$—	$—	$—

For assets and liabilities held at December 31, 2012 and 2011, the Company had no transfers between Level 1 and Level 2 of the fair value hierarchy. The Company’s policy is to recognize transfers between levels at the actual date of the event or change in circumstances that caused the transfer.

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Common stocks and separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies and exchange traded equities.

Level 2 financial instruments

Separate account assets in Level 2 consist principally of corporate bonds, short term government agency notes and commercial paper.

Level 3 financial instruments

There are no securities measured and reported at fair value in Level 3 as of December 31, 2012 and 2011.

Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Because most bonds and preferred stocks do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates.

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-51

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY   ■   DECEMBER 31, 2012

If an independent pricing service is unable to provide the fair value for a security due to insufficient market information, such as for a private placement transaction, the Company will determine the fair value internally using tools such as matrix pricing model. This model estimates fair value using discounted cash flows at a market yield considering the appropriate treasury rate plus a spread. The spread is derived by reference to similar securities, and may be adjusted based on specific characteristics of the security, including inputs that are not readily observable in the market. The Company assesses the significance of unobservable inputs for each security priced internally and classifies that security in Level 3 as a result of the significance of unobservable inputs.

(2) Reconciliation of Level 3 assets and liabilities measured and reported at fair value:

At December 31, 2012 and 2011, there were no assets or liabilities measured and reported at fair value using Level 3 inputs.

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value using Level 3 inputs at December 31, 2011 (in thousands):

	Beginning Balance at 01/01/2011	Transfers into Level 3	Transfers out of Level 3		Total gains & (losses) included in Net Income	Total gains & (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2011
Bonds	$4,458	$—	$(4,308	)a	$(3)	$(147)	$—	$—	$—	$—	$—
Total	$4,458	$—	$(4,308)		$(3)	$(147)	$—	$—	$—	$—	$—

(a)	The Company transferred bonds out of Level 3 that are not measured and reported at fair value as of December 31, 2011.

The Company’s policy is to recognize transfers into and out of Level 3 at the actual date of the event or change in circumstances that caused the transfer.

Note 9—eurozone exposure

The Company’s investment portfolio includes direct investment exposure to the Eurozone region. The Eurozone region consists of 17 member countries from within the European Union that have adopted the euro as their common currency and sole legal tender. The Eurozone countries are Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain. The Company has direct investment exposure to a group of peripheral countries within the Eurozone which had recently faced economic and fiscal strains, and includes Greece, Italy, Ireland, Portugal and Spain (collectively “GIIPS”). Specific country exposure is determined based on the issuer’s country of incorporation.

The Company does not have any direct sovereign debt exposure to the GIIPS countries, attributable to the general account, as of December 31, 2012 and 2011.

The following table sets forth the composition of the Company’s direct non-sovereign exposure to the GIIPS countries, by country of incorporation, attributable to the Company’s general account, as of December 31, (in thousands):

	2012		2011
	Non-Sovereign Exposure		Non-Sovereign Exposure
	Statement Value	Fair Value	Statement Value	Fair Value
Ireland
Bonds	$4,248	$4,365	$4,246	$4,243
Total	$4,248	$4,365	$4,246	$4,243
Spain
Bonds	$24,250	$25,346	$24,250	$23,605
Total	$24,250	$25,346	$24,250	$23,605
Grand Total	$28,498	$29,711	$28,496	$27,848

The Company has no direct non-sovereign exposure to Greece, Portugal, and Italy as of December 31, 2012 and 2011. The Company has no direct non-sovereign exposure to financial institutions within the GIIPS countries as of December 31, 2012 and 2011.

The Company has no gross unfunded commitments for investments in the GIIPS countries as of December 31, 2012 and 2011.

100% of the GIIPS countries’ investments shown in the table above are rated investment grade (NAIC 1 and 2). The Company’s investments in the GIIPS countries are subjected to the Company’s OTTI evaluation process.

The Company is not liable for any credit default protection underwritten for sovereign debt issued by the GIIPS countries as of December 31, 2012 and 2011.

B-52	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

Note 10—derivative financial instruments

The Company uses derivative instruments for hedging and income generation. The Company does not engage in derivative financial instrument transactions for speculative purposes. As of December 31, 2012, the Company did not hold any derivative instruments and no collateral was held or posted.

Foreign Currency Swap Contracts: The Company enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. As of December 31, 2012, there were no unrealized gains or losses on foreign currency swap contracts. There were no realized gains or (losses) from foreign currency swap contracts for the years ended December 31, 2012 and 2011.

Interest Rate Swap Contracts: The Company enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts are designated as economic cash flow hedges and allow the Company to lock in a fixed interest rate and to transfer the risk of rate changes. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. The Company also enters into interest rate swap contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows. These contracts are designated as economic fair value hedges in connection with certain interest sensitive products, and are carried at fair value as hedge accounting is not applied. For the year ended December 31, 2012 and 2011, there were no realized gains or losses from interest rate swap contracts.

Credit Default Swaps: The Company purchases credit default swaps (“CDS”) as protection against unexpected adverse credit events in selective investments in the Company’s portfolio. This type of derivative is traded over-the-counter, and the Company is exposed to market, credit, and counterparty risk. When these swap contracts are designated as hedges, the premium payment to the counterparty is expensed as incurred. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. For the year ended December 31, 2012 and 2011, there were no realized gains or losses from credit default swaps contracts.

Note 11—separate accounts

SEPARATE ACCOUNT ACTIVITY

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. As of December 31, 2012, the Company reported separate account assets and liabilities for the following products: Variable Life; Variable Annuities, Modified Guaranteed Annuity and Group Annuity GIC.

In accordance with the domiciliary state procedures for approving items within the separate account, the separate accounts classifications of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference
TC Life MVA—1	Modified Guaranteed Annuity	Section 4240 of the New York Insurance Law
TC Life SVSA—1	Group Annuity GIC	Section 4240 (a)(5)(ii) of the New York Insurance Law
TC Life SVSA—2	Group Annuity GIC	Section 4240 (a)(5)(ii) of the New York Insurance Law
TC Life VA—1	Variable Annuity	Section 4240 of the New York Insurance Law
TC Life VLI—1	Variable Life	Section 4240 of the New York Insurance Law
TC Life VLI—2	Variable Life/Group Life	Section 4240 of the New York Insurance Law

In accordance with the products recorded within the separate account, some assets are considered legally insulated where others are not legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

As of December 31, 2012 and 2011, the Company’s separate account statement included legally insulated assets of $1,698,417 thousand and $777,056 thousand, respectively. The assets legally insulated from the general account are attributed to the following products (in thousands):

	December 31, 2012		December 31, 2011
Product	Legally Insulated Assets	Separate Account Assets (Not Legally Insulated)	Legally Insulated Assets	Separate Account Assets (Not Legally Insulated)
TC Life Separate Account VLI—1	$59,367	$—	$45,996	$—
TC Life Separate Account VLI—2	6,277	—	—	—
TC Life Separate Account VA—1	886,060	—	731,060	—
TC Life MVA—1	—	91,397	—	90,932
TC Life SVSA—1	746,713	—	—	—
Total	$1,698,417	$91,397	$777,056	$90,932

In accordance with the products recorded within the separate account, some separate account liabilities are guaranteed by the general account.

As of December 31, 2012, the general account of the Company had a maximum guarantee for separate account liabilities of $3,801 thousand. The amount paid for risk charges is not explicit, but rather embedded within the mortality and expense charges. The separate accounts had no reserves for asset default risk that were recorded in lieu of contributions to AVR.

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-53

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY   ■   DECEMBER 31, 2012

As of December 31, 2012, the general account of the Company had paid $203 thousand towards separate account guarantees. The total separate account guarantees paid by the general account for the preceding four years ending at December 31, are as following (in thousands):

2011	$197
2010	$111
2009	$341
2008	$460

The Company does not engage in securities lending transactions within the separate account.

The Company’s Separate Account VLI-1 (“VLI-1”) is a unit investment trust and was organized on May 23, 2001, and established under New York Law for the purpose of issuing and funding flexible premium variable universal life insurance policies. The assets of this account are carried at fair value.

The Company’s Separate Account VA-1 (“VA-1”) was established on July 27, 1998 to fund individual non-qualified variable annuities. VA-1 is registered with the Securities and Exchange Commission (the “Commission”) as a unit investment trust under the Investment Company Act of 1940. The assets of this account are carried at fair value.

The Company’s Separate Account MVA-1 was established on July 23, 2008, as a non-unitized Separate Account that will support flexible premium deferred fixed annuity contracts subject to withdrawal charges and a market value adjustment feature. The assets of this account are carried at fair value.

The Company’s Stable Value Separate Account-1 (“SVSA-1”) was established on May 14, 2012 as a non-unitized guaranteed separate account that supports book value separate account contracts issued to certain externally managed stable value funds. Participant withdrawals are subject to restrictions and would typically be funded through a cash buffer account managed outside of the contract. Any excess benefit withdrawals would then be paid by the Company from the contract at book value. Plan sponsor withdrawals and certain participant-initiated withdrawals in excess of the cash buffer account are paid at the lesser of book or market value, or at book value if 12 months advance notice is provided. The assets of this account are carried at book value.

The Company’s Stable Value Separate Account-2 (“SVSA-2”) was established on May 21, 2012 as a non-unitized guaranteed separate account that supports book value separate account contracts issued to certain externally managed stable value funds. As of December 31, 2012, no funds have been received. The assets of this account are carried at book value.

The Company’s Separate Account VLI-2 (“VLI-2”) is a unit investment trust and was organized on February 15, 2012 and established under New York Law for the purpose of issuing and funding group and individual variable life insurance policies. The assets of this account are carried at fair value.

Although the Company owns the assets of these separate accounts, the separate account’s income, investment gains and investment losses are credited to or charged against the assets of the separate accounts’ without regard to the Company’s other income, gains or losses.

Information regarding separate accounts of the Company is as follows (in thousands):

	December 31, 2012
	Non-indexed Guarantee less than or equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$726,731	$—	$152,204	$878,935
Reserves at 12/31/2012 for accounts with assets at:
Fair value	$35,999	$24,499	$952,048	$1,012,546
Amortized cost	728,526	—	—	728,526
Total reserves	$764,525	$24,499	$952,048	$1,741,072

By withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$32,123	$24,214	$—	$56,337
At fair value	728,526	—	952,048	1,680,574
At book value without fair value adjustment and with current surrender charge less than 5%	3,876	285	—	4,161
Total reserves	$764,525	$24,499	$952,048	$1,741,072

B-54	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

	December 31, 2011
	Non-indexed Guarantee less than or equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$3,979	$—	$118,256	$122,235
Reserves at 12/31/2011 for accounts with assets at:
Fair value	$41,352	$23,235	$777,106	$841,693
Amortized cost	—	—	—	—
Total reserves	$41,352	$23,235	$777,106	$841,693

By withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$32,839	$23,216	$—	$56,055
At fair value	—	—	777,106	777,106
At book value without fair value adjustment and with current surrender charge less than 5%	8,513	19	—	8,532
Total reserves	$41,352	$23,235	$777,106	$841,693

	December 31, 2010
	Non-indexed Guarantee less than or equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$12,740	$—	$108,301	$121,041
Reserves at 12/31/2010 for accounts with assets at:
Fair value	$48,364	$22,170	$751,131	$821,665
Amortized cost	—	—	—	—
Total reserves	$48,364	$22,170	$751,131	$821,665

By withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$31,354	$22,170	$—	$53,524
At fair value	—	—	751,131	751,131
At book value without fair value adjustment and with current surrender charge less than 5%	17,010	—	—	17,010
Total reserves	$48,364	$22,170	$751,131	$821,665

The following is a reconciliation of transfers to or (from) the Company to the Separate Accounts (in thousands):

	2012	2011	2010
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$167,500	$133,624	$134,991
Transfers from Separate Accounts	(109,352)	(96,582)	(86,507)
Net transfers to Separate Accounts	58,148	37,042	48,484

Reconciling Adjustments:
Fund transfer exchange gain (loss)	(172)	896	(124)
Transfers as reported in the Statements of Operations of the Life, Accident & Health Annual Statement	$57,976	$37,938	$48,360

Note 12—related party transactions

The majority of services for the operation of the Company are provided at cost by TIAA pursuant to a Service Agreement. Expense reimbursement payments under the Service Agreement are made quarterly by TIAA-CREF Life to TIAA based on TIAA’s costs for providing such services. The Company also reimburses TIAA, at cost, on a quarterly basis for certain investment management services, according to the terms of an

Investment Management Agreement. Reimbursements of $72,085 thousand, $53,231 thousand and $42,192 thousand were made to TIAA for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain the Company’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength ratings at least the same as TIAA’s rating. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of TIAA-CREF Life with recourse to TIAA.

The Company maintains a $100.0 million unsecured 364-day revolving line of credit with TIAA. This line has an expiration date of July 16, 2013. As of December 31, 2012, $30.0 million of this facility was maintained on a committed basis for which the Company paid a commitment fee of 10.0 basis points on the unused committed amount. During the period ending December 31, 2012, 46 draw-downs totaling $150.5 million were made under this line

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-55

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY   ■   DECEMBER 31, 2012

of credit arrangement, with $32 million interest paid on these draw-downs, of which none were outstanding as of December 31, 2012.

The Company subcontracts administrative services for VA-1, VLI-1, VLI-2, MVA–1, SVSA-1 and SVSA-2 to TIAA pursuant to a Service Agreement. TIAA-CREF Individual & Institutional Services, LLC (“Services”), a subsidiary of TIAA, is authorized to distribute contracts for VA-1, VLI-1, VLI-2 and the Company’s Investment Horizon Annuity (“IHA” or “MVA-1”). Teachers Advisors, Inc. (“Advisors”), a subsidiary of TIAA-CREF Asset Management, Inc., which is a wholly owned subsidiary of TIAA, provides investment advisory services and other administrative services for the TIAA-CREF Life Funds, the underlying investment vehicle for TIAA-CREF Life VA-1, VLI-1 and VLI-2 in accordance with an Investment Management Agreement between the TIAA-CREF Life Funds and Advisors. Teachers Personal Investors Services, LLC (“TPIS”), a subsidiary of TIAA, is authorized to distribute contracts for SVSA-1 and SVSA-2.

Effective May 1, 2012, the Company reimbursed TPIS and Services, on an at cost basis, for distribution services for variable life and after tax annuities. Prior to May 1, 2012, the distribution services were paid for under a fee arrangement. Expenses associated with the distribution services agreement were $7,062 thousand, $705 thousand and $921 thousand for the years ended December 31, 2012, 2011 and 2010, respectively.

Services for certain funding agreements for qualified state tuition programs for which TIAA-CREF Tuition Financing, Inc. (“TFI”), a wholly-owned subsidiary of TIAA-CREF Asset Management, Inc., is the program manager, are provided to TIAA-CREF Life by TFI pursuant to a Service Agreement between the Company and TFI. Payments associated with this service agreement were $6,544 thousand, $4,621 thousand and $4,985 thousand for the years ended December 31, 2012, 2011 and 2010, respectively.

Note 13—federal income taxes

SSAP No. 101 became effective January 1, 2012 and included revised disclosure requirements. Calendar year 2011 data has been revised to follow the SSAP 101 disclosure requirements to allow for better comparison. In revising the calendar year 2011 information no amounts have been recalculated or changed. The Company has met the necessary RBC levels to admit the greatest amount of deferred tax assets available under SSAP 101, Income Taxes—A Replacement of SSAP No. 10R and SSAP No. 10. The admissibility is consistent with the Company’s prior year election under SSAP No. 10R and has resulted in no material adoption impact. The application of SSAP No. 101 requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized.

B-56	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

The components of Net Deferred Tax Assets (“DTA”) and Deferred Tax Liabilities (“DTL”) at December 31 are as follows (in thousands):

	2012			2011			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
a) Gross Deferred Tax Assets	$18,299	$9,521	$27,820	$14,502	$19,185	$33,687	$3,797	$(9,664)	$(5,867)
b) Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—
c) Adjusted Gross Deferred Tax Assets (a – b)	$18,299	$9,521	$27,820	$14,502	$19,185	$33,687	$3,797	$(9,664)	$(5,867)
d) Deferred Tax Assets Non-admitted	7,321	9,077	16,398	5,455	18,779	24,234	1,866	(9,702)	(7,836)
e) Subtotal Net Admitted Deferred Tax Asset (c – d)	10,978	444	11,422	9,047	406	9,453	1,931	38	1,969
f) Deferred Tax Liabilities	5,055	95	5,150	3,955	57	4,012	1,100	38	1,138
g) Net Admitted Deferred Tax Assets/(Net Deferred Tax Liability) (e – f)	$5,923	$349	$6,272	$5,092	$349	$5,441	$831	$—	$831

	2012			2011			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
Admission Calculation Components SSAP No. 101
a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$5,923	$349	$6,272	$5,092	$—	$5,092	$831	$349	$1,180
b) Adjusted Gross DTA Expected To Be Realized (Excluding The Amount of DTA From 2(a) above After Application of the Threshold Limitation. (The Lesser of (b)1 and (b) 2 below)	$—	$—	$—	$—	$349	$349	$—	$(349)	$(349)
1. Adjusted Gross DTA Expected to be Realized Following the Balance Sheet Date.	$—	$—	$—	$—	$—	$—	$—	$—	$—
2. Adjusted Gross DTA Allowed per Limitation Threshold.	$—	$—	$—	$—	$—	$—	$—	$—	$—
c) Adjusted Gross DTA (Excluding the Amount of DTA From (a) and (b) above) Offset by Gross DTL.	$5,055	$95	$5,150	$3,955	$57	$4,012	$1,100	$38	$1,138
d) DTA Admitted as the result of application of SSAP No. 101. Total (a)+(b)+(c)	$10,978	$444	$11,422	$9,047	$406	$9,453	$1,931	$38	$1,969

	2012	2011
Ratio Percentage Used to Determine Recovery Period and Threshold limitation Amount	1571%	N/A

	12/31/2012			12/31/2011			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital		(9) (Col 7+8) Total
Impact of Tax Planning Strategies:
(a) Adjusted Gross DTAs (% of Total Adjusted Gross DTAs)	$—	$—	$—	$—	$—	$—	$—	$—		$—
(b) Net Admitted Adjusted Gross DTAs (% of Total Net Admitted Adjusted Gross DTAs)	$—	$—	$—	$—	$—	$—	$—	$—		$—
(c) Does the Company’s tax-planning strategies include the use of reinsurance?								Yes	☐	No	☒

The Company does not have any deferred tax liabilities that are not recognized.

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-57

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY   ■   DECEMBER 31, 2012

Current income taxes (benefit) incurred for the years ended December 31, consist of the following major components (in thousands):

	2012	2011	Change
Current Income Tax:
Federal	$1,243	$10,545	$(9,302)
Foreign	—	—	—
Total income taxes from gain of operations	$1,243	$10,545	$(9,302)
Federal income taxes benefit on capital losses	(2,953)	(15,460)	12,507
Federal and foreign income taxes (benefit) incurred	$(1,710)	$(4,915)	$3,205

The changes in the main components of deferred income tax amounts at December 31 are as follows (in thousands):

	2012	2011	Change
Deferred Tax Assets:
Ordinary
Policyholder reserves	$4,976	$4,610	$366
Deferred acquisition costs	12,595	9,632	2,963
Other (including items < 5% of total ordinary tax assets	312	260	52
Unauthorized reinsurance	416	—	416
Subtotal	$18,299	$14,502	$3,797
Statutory valuation allowance adjustment	—	—	—
Non-admitted	7,321	5,455	1,866
Admitted ordinary deferred tax assets	$10,978	$9,047	$1,931

Capital
Investments	$9,521	$19,185	$(9,664)
Net capital loss carry-forward	—	—	—
Subtotal	$9,521	$19,185	$(9,664)
Statutory valuation allowance adjustment	—	—	—
Non-admitted	9,077	18,779	(9,702)
Admitted capital deferred tax assets	$444	$406	$38
Admitted deferred tax assets	$11,422	$9,453	$1,969

Deferred Tax Liabilities:
Ordinary
Investments	$5,055	$3,955	$1,100
Capital	95	57	38
Deferred tax liabilities	$5,150	$4,012	$1,138

Net Deferred Tax Assets / Liabilities:
Assets/Liabilities	$6,272	$5,441	$831

The change in the net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the Change in Non-admitted Assets is reported separately from the Change in Net Deferred Income Taxes in the surplus section of the Annual Statement) for the years ended December 31, (in thousands):

	2012	2011	Change
Total deferred tax assets	$27,820	$33,687	$(5,867)
Total deferred tax liabilities	(5,150)	(4,012)	(1,138)
Net deferred tax assets/liabilities	$22,670	$29,675	$(7,005)
Statutory valuation allowance adjustment	—	—	—
Net deferred tax assets/liabilities after SVA	$22,670	$29,675	$(7,005)

Tax effect of unrealized gains/(losses)			45
Statutory valuation allowance adjustment allocated to unrealized			—
Other intra-period allocation of deferred tax movement			—
Change in net deferred income tax (charge)/benefit			$(6,960)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2012 are as follows (in thousands):

Description	Amount	Effective Tax Rate
Provision computed at statutory rate	$6,717	35.00%
Tax exempt income deduction	—	—%
Dividends received deduction	(368)	(1.92)%
Tax differentials on foreign earnings	—	—%
Change in Statutory valuation allowance adjustment	—	—%
Amortization of interest maintenance reserve	(788)	(4.11)%
Prior year true-up	19	0.10%
Other	86	0.45%
Total	$5,666	29.52%

Federal and foreign income tax incurred	$(1,710)	(8.91)%
Unauthorized reinsurance	416	2.17%
Change in net deferred income tax charge (benefit)	7,005	36.50%
Tax effect on unrealized gain	(45)	(0.24)%
Total statutory income taxes	$5,666	29.52%

At December 31, 2012, the Company had no net operating loss carry forwards or capital loss carry forwards.

Income tax, ordinary and capital available for recoupment from its parent, TIAA pursuant to the Tax Sharing Agreement, in the event of future net losses include (in thousands):

Year Incurred	Ordinary	Capital	Total
2010	$9,072	$—	$9,072
2011	10,379	—	10,379
2012	1,240	—	1,240
Total	$20,691	$—	$20,691

There were no deposits reported as admitted assets under IRC Section 6603.

B-58	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

The Company files a consolidated federal income tax return with its parent, TIAA and its affiliates:

1) TIAA-CREF Life Insurance Company

2) TIAA-CREF Asset Management, Inc.

3) Dan Properties, Inc.

4) JV Georgia One, Inc.

5) JWL Properties, Inc.

6) ND Properties, Inc.

7) Savannah Teachers Properties, Inc.

8) TCT Holdings, Inc.

9) Teachers Advisors, Inc.

10) Teachers Personal Investors Service, Inc.

11) T-Investment Properties Corp.

12) T-Land Corp. Company Inc.

13) WRC Properties, Inc.

14) TIAA-CREF Tuition Financing, Inc.

15) TIAA-CREF Trust Company, FSB

16) 730 Texas Forest Holdings, Inc.

17) TIAA Global Markets, Inc.

18) T-C Sports Co., Inc.

19) TIAA Board of Overseers

20) TIAA Realty, Inc.

21) TIAA Park Evanston, Inc.

22) Oleum Holding Company, Inc.

23) Covariance Capital Management, Inc.

24) Westchester Group Investment Management, Inc.

25) Westchester Group Investment Management Holding

26) GreenWood Resources, Inc.

The consolidating companies participate in a tax-sharing agreement. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

The Company has no federal or foreign income tax loss contingencies as determined in accordance with SSAP No. 5R. Liabilities, Contingencies and Impairments of Assets, with the modifications provided in SSAP No. 101, for which it is reasonably possible that the total liability will significantly increase within 12 months of the reporting date.

The IRS examination for tax years 2007, 2008, and 2009 federal income tax returns is scheduled to begin in 2013.

Note 14—pension plan and postretirement benefits

The Company has no employees. The Company’s parent, TIAA allocates employee benefit expenses based on salaries attributable to the Company. The Company’s share of net expense for the qualified defined contribution plan was approximately $2,022 thousand, $1,334 thousand and $1,357 thousand for the years ended December 31, 2012, 2011 and 2010, respectively and for other postretirement benefit plans was $463 thousand, $270 thousand and $217 thousand for the years ended December 31, 2012, 2011 and 2010, respectively.

Note 15—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves are based on assumptions for interest, mortality and other risks insured and establish a sufficient provision for all benefits guaranteed under policy and contract provisions.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioner’s Annuity Reserve Valuation Method (“CARVM”) in accordance with New York State Regulation 151, Actuarial Guideline 43 (“AG43”) for variable annuity products and Actuarial Guideline 33 for all other products. For most annuities which do not contain variable guarantees (payout annuities), the reserves are calculated as the present value of guaranteed benefits using the valuation interest and mortality table. Variable annuity reserves are calculated using AG43 which incorporates a deterministic floor plus a stochastic component for products which contain guaranteed benefits.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contracts at December 31 are as follows ($ in thousands):

	2012
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$—	$56,337	$—	$56,337	1.2%
At book value less current surrender charge of 5% or more	562	—	—	562	0.0%
At fair value	—	728,526	886,396	1,614,922	33.4%
Total with adjustment or at fair value	$562	$784,863	$886,396	$1,671,821	34.5%
At book value without adjustment (minimal or no charge or adjustment)	3,076,125	4,161	—	3,080,286	63.6%
Not subject to discretionary withdrawal	89,688	—	—	89,688	1.9%
Total (gross)	$3,166,375	$789,024	$886,396	$4,841,795	100.0%
Reinsurance ceded	—	—	—	—
Total (net)	$3,166,375	$789,024	$886,396	$4,841,795

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-59

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY   ■   DECEMBER 31, 2012

	2011
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$—	$56,055	$—	$56,055	1.6%
At book value less current surrender charge of 5% or more	1,152	—	—	1,152	0.0%
At fair value	—	—	731,099	731,099	20.4%
Total with adjustment or at fair value	$1,152	$56,055	$731,099	$788,306	22.0%
At book value without adjustment (minimal or no charge or adjustment)	2,710,346	8,532	—	2,718,878	75.8%
Not subject to discretionary withdrawal	81,840	—	—	81,840	2.2%
Total (gross)	$2,793,338	$64,587	$731,099	$3,589,024	100.0%
Reinsurance ceded	—	—	—	—
Total (net)	$2,793,338	$64,587	$731,099	$3,589,024

Annuity reserves and deposit-type contract funds for the year ended December 31 are as follows (in thousands):

	2012	2011
General Account:
Total annuities (excluding supplementary contracts with life contingencies)	$1,305,083	$1,276,145
Supplementary contracts with life contingencies	1,826	1,418
Deposit-type contracts	1,859,466	1,515,775
Subtotal	$3,166,375	$2,793,338

Separate Accounts:
Annuities	942,318	791,726
Supplementary contracts with life contingencies	186	140
Deposit-type contracts	732,916	3,820
Subtotal	$1,675,420	$795,686
Total	$4,841,795	$3,589,024

For Ordinary Life Insurance (including term plans, universal life and variable universal life), reserves for all policies are calculated in accordance with New York State Insurance Regulation 147 using the 1980 CSO Table or 2001 CSO Table and interest rates of 4.5% and 4.0%. Term conversion reserves are based on the Company’s term conversion mortality experience and interest at 4.0%. Based on the asset adequacy analysis, the Company continues to maintain an additional $10 million of life insurance reserves which was originally recorded in 2009. On this basis, it was determined that the Company’s reserves were sufficient to meet its obligations.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and are set equal to a percentage of reserves. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. The Company had no policies where the surrender values were in excess of the legally computed reserves at December 31, 2012 or December 31, 2011. The Company had $25.6 billion and $24.3 billion of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the State of New York as of December 31, 2012 and 2011, respectively. Premium deficiency reserves related to the above insurance totaled $11,242 thousand and $6,367 thousand at December 31, 2012 and 2011, respectively.

For retained assets, an accumulation account issued from the proceeds of annuity and life insurance policies, reserves are held equal to the current account balances.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

Note 16—reinsurance

In 2004, TIAA and the Company entered into a series of agreements with Metropolitan Life Insurance Company (“MetLife”) including an administrative agreement for MetLife to service the long-term care business of TIAA and the Company, an indemnity reinsurance agreement where TIAA and the Company ceded to MetLife 100% of the long-term care liability and an assumption reinsurance agreement where, after appropriate filings in each jurisdiction, MetLife has been offering the Company policyholders the option of transferring the liability for policies from TIAA and the Company to MetLife. At December 31, 2012 and 2011, there were still premiums in force of $6,242 thousand and $6,172 thousand, respectively.

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. A liability is established for reserves ceded to unauthorized reinsurers which are not secured by or in excess of letters of credit or trust agreements. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement.

B-60	Statement of Additional Information ■ M Intelligent Survivorship VUL

concluded

Amounts shown in the financial statements are reported net of the impact of reinsurance. The major lines in the accompanying financial statements that were reduced by the effect of these reinsurance agreements include (in thousands):

	2012	2011	2010
Reinsurance ceded:
Insurance and annuity premiums	$56,650	$41,247	$39,273
Policy and contract benefits	$14,005	$15,014	$12,671
Increase in policy and contract reserves	$40,128	$40,654	$28,497
Reduction in reserves for life and health insurance	$397,767	$357,638	$316,984

Note 17—capital and surplus and shareholders’ dividends restrictions

The portion of unassigned surplus increased or (reduced) by each item below as of December 31 are as follows (in thousands):

	2012	2011
Net unrealized capital losses	$129	$2,723
Asset valuation reserve	$(3,570)	$(2,789)
Net deferred federal income tax	$(7,005)	$(14,040)
Change in non-admitted assets	$6,061	$12,487
Change in liability for reinsurance of unauthorized companies	$(1,190)	$—
Change in surplus of separate accounts	$1,978	$(82)

Capital: The Company has 2,500 shares of common stock authorized, issued and outstanding. All shares are Class A. The Company has no preferred stock outstanding.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company generally has not paid dividends to its shareholder and has no plans to do so in the current year.

Note 18—contingencies

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to the Company’s financial position or the results of its operations.

The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general and other state governmental authorities; Federal regulators, including the SEC; Federal governmental authorities; and the Financial Industry Regulatory Authority (“FINRA”) seeking a broad range of information. The Company cooperates in these inquiries.

Death Claim Notification and Unclaimed Property Practices.

Throughout the U.S. insurance industry, there are multiple state actions addressing insurer practices regarding death claim notification and escheatment of unclaimed property. Currently, regarding these issues as they pertain to life insurance, annuities and retained asset accounts, the Company is: (1) responding to subpoenas from the New York Attorney General; (2) subject to a multi-state market conduct exam by at least 23 state insurance departments, with the Illinois Department of Insurance as the lead examiner; and (3) subject to a multi-state unclaimed property audit by at least 23 state treasurers, with Verus Financial, LLC as the appointed auditor. These actions are expected to last through most of 2013.

Note 19—subsequent event

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through April 9, 2013, the date the financial statements were available to be issued. No such items were identified by the Company.

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-61

INDEX TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
B-63	Report of Management Responsibility
B-64	Report of Independent Auditors

Statutory–Basis Financial Statements:
B-65	Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves
B-66	Statements of Operations
B-67	Statements of Changes in Capital and Contingency Reserves
B-68	Statements of Cash Flows
B-69	Notes to Financial Statements

B-62	Statement of Additional Information ■ M Intelligent Survivorship VUL

REPORT OF MANAGEMENT RESPONSIBILITY

April 8, 2013

To the Policyholders of Teachers Insurance and Annuity Association of America:

The accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America (“TIAA”) are the responsibility of management. They have been prepared on the basis of statutory accounting principles, a comprehensive basis of accounting comprised of accounting principles prescribed or permitted by the New York State Department of Financial Services. The financial statements of TIAA have been presented fairly and objectively in accordance with such statutory accounting principles.

TIAA’s internal control over financial reporting is a process effected by those charged with governance, management and other personnel, designed to provide reasonable assurance regarding the preparation of reliable financial statements in accordance with statutory accounting principles. TIAA’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the entity; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with statutory accounting principles, and the receipts and expenditures of the entity are being made only in accordance with authorizations of management and those charged with governance; and (3) provide reasonable assurance regarding prevention, or timely detection and correction of unauthorized acquisition, use, or disposition of the entity’s assets that could have a material effect on the financial statements.

Management is responsible for establishing and maintaining effective internal control over financial reporting. Management assessed the effectiveness of the entity’s internal control over financial reporting as of December 31, 2012, based on the framework set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control-Integrated Framework. Based on that assessment, management concluded that, as of December 31, 2012, TIAA’s internal control over financial reporting is effective based on the criteria established in Internal Control-Integrated Framework.

In addition, TIAA’s internal audit personnel provide regular reviews and assessments of the internal controls and operations of TIAA, and the Vice President of Internal Audit regularly reports to the Audit Committee of the TIAA Board of Trustees.

The independent auditors of PricewaterhouseCoopers LLP have audited the accompanying statutory-basis financial statements of TIAA for the years ended December 31, 2012, 2011 and 2010. To maintain auditor independence and avoid even the appearance of a conflict of interest, it continues to be TIAA’s policy that any management advisory or consulting service, which is not in accordance with TIAA’s specific auditor independence policies designed to avoid such conflicts, be obtained from a firm other than the independent auditor. The independent auditors’ report expresses an opinion in all material respect on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA Board of Trustees, comprised entirely of independent, non-management trustees, meets regularly with management, representatives of the independent auditor and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual independent audit of the TIAA statutory-basis financial statements, the New York Department of Financial Services and other state insurance departments regularly examine the operations and financial statements of TIAA as part of their periodic corporate examinations.

Roger W. Ferguson, Jr.	Virginia M. Wilson
President and Chief Executive Officer	Executive Vice President and
Chief Financial Officer

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-63

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of Teachers Insurance and Annuity Association of America:

We have audited the accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America (the “Company”), which comprise the statutory statements of admitted assets, liabilities, and capital and contingency reserves as of December 31, 2012 and 2011 and the related statutory statements of operations, changes in capital and contingency reserves and cash flows for each of the three years in the period ended December 31, 2012. We also have audited the Company’s internal control over financial reporting as of December 31, 2012, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Management is responsible for the preparation and fair presentation of these financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for maintaining effective internal control over financial reporting, and for its assertion of the effectiveness of internal control over financial reporting, included in the accompanying Report of Management’s Responsibility. Our responsibility is to express an opinion on these financial statements and an opinion on the Company’s internal control over financial reporting based on our audits.

We conducted our audit of the financial statements in accordance with auditing standards generally accepted in the United States of America and our audit of internal control over financial reporting in accordance with attestation standards established by the American Institute of Certified Public Accountants. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audit of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and, testing and evaluating the design and operating effectiveness of internal control, based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2012 and 2011, or the results of its operations or its cash flows thereof for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of the Company as of December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2012 on the basis of accounting described in Note 2. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2012, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

A company’s internal control over financial reporting is a process effected by those charged with governance, management, and other personnel, designed to provide reasonable assurance regarding the preparation of reliable financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and those charged with governance; and (iii) provide reasonable assurance regarding prevention or timely detection and correction of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

New York, New York

April 8, 2013

B-64	Statement of Additional Information ■ M Intelligent Survivorship VUL

STATUTORY–BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND

CONTINGENCY RESERVES

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	December 31,
(in millions)	2012	2011

ADMITTED ASSETS
Bonds	$173,954	$167,931
Preferred stocks	38	82
Common stocks	3,495	3,582
Mortgage loans	12,956	13,133
Real estate	1,623	1,595
Cash, cash equivalents and short-term investments	1,681	597
Contract loans	1,358	1,301
Derivatives	96	185
Other long-term investments	17,973	16,197
Investment income due and accrued	1,772	1,805
Federal income taxes	—	5
Net deferred federal income tax asset	3,235	3,070
Other assets	437	430
Separate account assets	18,420	16,019
Total admitted assets	$237,038	$225,932

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES
Liabilities
Reserves for life and health insurance, annuities and deposit-type contracts	$180,020	$175,395
Dividends due to policyholders	1,854	1,731
Interest maintenance reserve	1,687	1,229
Federal income taxes	3	—
Borrowed money	52	809
Asset valuation reserve	3,424	2,825
Derivatives	346	326
Other liabilities	2,276	1,662
Separate account liabilities	18,067	14,824
Total liabilities	207,729	198,801

Capital and Contingency Reserves
Capital (2,500 shares of $1,000 par value common stock issued and outstanding and $550,000 paid-in capital)	3	3
Surplus notes	2,000	2,000
Contingency reserves:
For investment losses, annuity and insurance mortality, and other risks	27,306	23,650
Deferred income taxes	—	1,478
Total capital and contingency reserves	29,309	27,131
Total liabilities, capital and contingency reserves	$237,038	$225,932

See notes to statutory-basis financial statements	M Intelligent Survivorship VUL ■ Statement of Additional Information	B-65

STATUTORY–BASIS STATEMENTS OF OPERATIONS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	For the Years Ended December 31,
(in millions)	2012	2011	2010

REVENUES
Insurance and annuity premiums and other considerations	$12,085	$12,703	$12,938
Annuity dividend additions	1,312	1,325	1,048
Net investment income	11,042	10,910	10,534
Other revenue	231	182	143
Total revenues	$24,670	$25,120	$24,663

BENEFITS AND EXPENSES
Policy and contract benefits	$11,733	$11,341	$10,922
Dividends to policyholders	3,128	3,082	2,733
Increase in policy and contract reserves	4,604	5,460	5,062
Net operating expenses	922	859	798
Net transfers to separate accounts	1,518	1,661	2,130
Other benefits and expenses	318	53	235
Total benefits and expenses	$22,223	$22,456	$21,880

Income before federal income taxes and net realized capital gains (losses)	$2,447	$2,664	$2,783
Federal income tax (benefit)	(11)	(139)	(28)
Net realized capital gains (losses) less capital gains taxes, after transfers to the interest maintenance reserve	(416)	(444)	(1,430)
Net income	$2,042	$2,359	$1,381

B-66	Statement of Additional Information ■ M Intelligent Survivorship VUL	See notes to statutory-basis financial statements

STATUTORY–BASIS STATEMENTS OF CHANGES IN CAPITAL AND CONTINGENCY RESERVES

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

(in millions)	Capital Stock and Additional Paid-in Capital	Contingency Reserves	Total
Balance, December 31, 2009	$3	$22,841	$22,844
Net Income		1,381	1,381
Net unrealized capital gains on investments		1,361	1,361
Change in asset valuation reserve		(1,417)	(1,417)
Change in surplus of separate accounts		121	121
Change in net deferred income tax		(1,507)	(1,507)
Prior year surplus adjustment		(45)	(45)
Change in non-admitted assets:
Deferred federal income tax asset		2,320	2,320
Other assets		98	98
Balance, December 31, 2010	$3	$25,153	$25,156

Net Income		2,359	2,359
Net unrealized capital gains on investments		390	390
Change in asset valuation reserve		(802)	(802)
Change in accounting principle		(23)	(23)
Change in surplus of separate accounts		134	134
Change in net deferred income tax		(1,129)	(1,129)
Change in non-admitted assets:
Deferred federal income tax asset		953	953
Other assets		93	93
Balance, December 31, 2011	$3	$27,128	$27,131

Net Income		2,042	2,042
Net unrealized capital gains on investments		490	490
Change in asset valuation reserve		(599)	(599)
Change in surplus of separate accounts		64	64
Change in net deferred income tax		(1,119)	(1,119)
Prior year surplus adjustment		(5)	(5)
Change in non-admitted assets:
Deferred federal income tax asset		1,285	1,285
Other assets		20	20
Balance, December 31, 2012	$3	$29,306	$29,309

See notes to statutory-basis financial statements	M Intelligent Survivorship VUL ■ Statement of Additional Information	B-67

STATUTORY–BASIS STATEMENTS OF CASH FLOWS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	For the Years Ended December 31,
(in millions)	2012	2011	2010

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$12,084	$12,705	$12,941
Net investment income	10,590	10,948	10,361
Miscellaneous income	199	180	142
Total Receipts	22,873	23,833	23,444
Policy and contract benefits	11,722	11,321	10,574
Operating expenses	1,127	853	972
Dividends paid to policyholders	1,693	1,709	1,720
Federal income tax expense (benefit)	(16)	(141)	106
Net transfers to separate accounts	597	1,666	2,149
Total Disbursements	15,123	15,408	15,521
Net cash from operations	7,750	8,425	7,923

CASH FROM INVESTMENTS
Proceeds from investments sold, matured, or repaid:
Bonds	26,689	19,042	29,718
Stocks	843	669	772
Mortgage loans and real estate	2,954	2,162	4,432
Other invested assets	2,184	2,197	2,252
Miscellaneous proceeds	13	66	130
Cost of investments acquired:
Bonds	31,963	24,768	40,026
Stocks	559	486	863
Mortgage loans and real estate	2,784	1,922	373
Other invested assets	3,472	5,320	3,204
Miscellaneous applications	270	448	167
Net cash from investments	(6,365)	(8,808)	(7,329)

CASH FROM FINANCING AND OTHER
Borrowed money	(757)	(151)	21
Net deposits on deposit-type contracts funds	53	32	51
Other cash provided (applied)	403	(266)	171
Net cash from financing and other	(301)	(385)	243
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	1,084	(768)	837
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	597	1,365	528

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$1,681	$597	$1,365

B-68	Statement of Additional Information ■ M Intelligent Survivorship VUL	See notes to statutory-basis financial statements

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA  ■   DECEMBER 31, 2012

Note 1—organization

Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) was established in 1918 as a legal reserve life insurance company under the insurance laws of the State of New York. All of the outstanding common stock of TIAA is held by the TIAA Board of Overseers (“Board of Overseers”), a not-for-profit corporation incorporated in the State of New York originally created for the purpose of holding the stock of TIAA.

The Company’s primary purpose is to aid and strengthen non-profit educational and research organizations, governmental entities and other non-profit institutions by providing retirement and insurance benefits for their employees and their families and by counseling such organizations and their employees on benefit plans and other measures of economic security.

Note 2—significant accounting policies

BASIS OF PRESENTATION:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Department of Financial Services (the “Department”); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income (loss) and capital and contingency reserves between NAIC SAP and the New York SAP annual statement filed with the Department. The primary differences arise because the Company maintains more conservative reserves, as prescribed or permitted by New York SAP, under which annuity reserves are generally discounted on the basis of mortality tables and contractually guaranteed interest rates (in millions).

	For the Years Ended December 31,
	2012	2011	2010
Net Income, New York SAP	$2,042	$2,359	$1,381
New York SAP Prescribed Practices:
Additional Reserves for:
Term Conversions	2	1	2
Deferred and Payout Annuities issued after 2000	63	171	186
Net Income, NAIC SAP	$2,107	$2,531	$1,569

Capital and Contingency Reserves, New York SAP	$29,309	$27,131	$25,156
New York SAP Prescribed Practices:
Intangible Asset Limitation	—	—	12
Additional Reserves for:
Term Conversions	18	16	15
Deferred and Payout Annuities issued after 2000	3,917	3,854	3,683
Capital and Contingency Reserves, NAIC SAP	$33,244	$31,001	$28,866

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•	The Asset Valuation Reserve (“AVR”) is eliminated as it is not recognized under GAAP. The AVR is established under NAIC SAP with changes recorded as a direct charge to surplus;

•	The Interest Maintenance Reserve (“IMR”) is eliminated as it is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold;

•	Dividends on insurance policies and annuity contracts are accrued as the related earnings emerge from operations under GAAP rather than being accrued in the year when they are declared;

•	Certain assets designated as “non-admitted assets” are included in the GAAP balance sheet rather than excluded from assets in the statutory balance sheet;

•	Policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are deferred and amortized over the expected lives of the policies issued under GAAP rather than being expensed when incurred;

•	Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest under GAAP rather than being based on statutory mortality, morbidity and interest requirements;

•	Surplus notes are reported as a liability rather than a component of capital and contingency reserves;

•	Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	Investments in bonds considered to be “available for sale” are carried at fair value under GAAP rather than at amortized cost;

•

Impairments on securities other than loan-backed and structured securities due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-69

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

•	For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, such declines in fair value are not recorded until a credit loss occurs;

•	Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings under GAAP rather than as unrealized losses, which is a component of surplus under NAIC SAP;

•	Changes in the value of certain other long-term investments accounted for under the equity method of accounting are recorded through earnings under GAAP rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•	Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in earnings. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•	The calculation for the defined benefit and post-retirement benefit obligations include both vested and non-vested employees. Prior to January 1, 2013, non-vested employees are not considered under NAIC SAP;

•	Contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are reported as a deposit liability. Under NAIC SAP, contracts that have any mortality and morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts and amounts received under these contracts are reported as revenue;

•	Declines in fair value of derivatives are recorded through earnings rather than surplus. Derivatives embedded in host contracts are accounted for separately like a freestanding derivative if certain criteria are met under GAAP. Replication Synthetic Asset Transactions (“RSAT”) are not recognized under GAAP;

•	Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance for statutory purposes. Assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance for statutory purposes. Transactions recorded as financing under GAAP have no impact on premiums or losses incurred, while for statutory purposes, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses.

The effects of these differences, while not determined, are presumed to be material.

Reclassifications: Certain prior year amounts in the financial statements have been reclassified to conform to the 2012 presentation. These reclassifications did not affect the total assets, liabilities, net income or surplus previously reported.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Company:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary.

Bonds: Bonds are stated at amortized cost using the current effective interest method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value.

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Expected future cash flows and prepayment speeds are evaluated quarterly. Certain loan-backed and structured securities are reported at the lower of cost or fair value as a result of the NAIC modeling process.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

For loan-backed and structured securities, when an other-than-temporary impairment (“OTTI”) has occurred because the Company does not expect to recover the entire amortized cost basis of the security, with the intent and ability to hold, the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate.

For loan-backed and structured securities, when an OTTI has occurred because the Company intends to sell the security or the Company does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI realized is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

B-70	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

In periods subsequent to the recognition of an OTTI loss for a loan-backed or structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

The fair values for publicly traded long term bond investments are generally determined using prices provided by third party pricing services. For privately placed long term bond investments without readily ascertainable market value, such values are determined with the assistance of independent pricing services utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Preferred Stocks: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6 which are stated at the lower of amortized cost or fair value. The fair values of preferred stocks are determined using prices provided by third party pricing services or valuations from the NAIC. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Common Stocks: Unaffiliated common stocks are stated at fair value, which is based on quoted market prices, where available. Changes in fair value are recorded through surplus. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Mortgage Loans: Mortgage loans are stated at amortized cost, net of valuation allowances. Mortgage loans held for sale are stated at the lower of amortized cost or fair value. Mortgage loans are evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation allowance is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation allowance for mortgage loans are included in net unrealized capital gains and losses on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established. The fair value of mortgage loans is generally determined using a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions

Real Estate: Real estate occupied by the Company and real estate held for the production of income is carried at depreciated cost, less encumbrances. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances, and estimated costs to sell. The Company utilizes the straight-line method of depreciation on real estate. Depreciation is generally computed over a forty-year period. A real estate property may be considered impaired when events or circumstances in-

dicate that the carrying value may not be recoverable. When the Company determines that an investment in real estate is impaired, a direct write-down is made to reduce the carrying value of the property to its estimated fair value based on an external appraisal, net of encumbrances, and a realized loss is recorded.

The Company makes investments in commercial real estate directly, through wholly owned subsidiaries and through real estate limited partnerships. The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company evaluates the recoverability of income producing investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an adjustment is required.

Wholly-Owned Subsidiaries: Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus and (2) non-insurance subsidiaries are stated at the value of their underlying GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Other Long-term Investments: Other long-term investments primarily include investments in limited partnerships and limited liability companies which are carried at the Company’s percentage of the underlying U.S. GAAP, International Financial Reporting Standard or U.S. Tax basis equity as reflected on the respective entity’s financial statements. The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses impairment information by performing analysis between the carrying value and the cost basis of the investments. The Company evaluates recoverability of the asset to determine if OTTI is warranted. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Other long-term investments include the Company’s investments in surplus notes, which are stated at amortized cost. All of the Company’s investments in surplus notes have an NAIC 1 rating designation.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less at the date of purchase and are stated at amortized cost.

Short-Term Investments: Short-term investments (investments with remaining maturities of one year or less at the time of acquisition, excluding those investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-71

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Contract Loans: Contract loans are stated at outstanding principal balances.

Derivative Instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details the Company’s derivative policy objectives, strategies, controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that the Company has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counterparty credit quality. The Company may use derivative instruments for hedging, income generation, and asset replication purposes.

Derivatives used by the Company include foreign currency, interest rate and credit default swaps and foreign currency forwards.

The carrying value of a derivative position may be at cost or fair value, depending on the type of instrument and accounting status. Hedge accounting is applied for some foreign currency swaps that hedge fixed income investments carried at amortized cost. The foreign exchange premium or discount for these foreign currency swaps is amortized into income and a currency translation adjustment computed at the spot rate is recorded as an unrealized gain or loss. The derivative component of a RSAT is carried at unamortized premiums received or paid, adjusted for any impairments. The cash component of a RSAT is classified as a bond on the Company’s balance sheet. Derivatives used in hedging transactions where hedge accounting is not being utilized are carried at fair value. The Company does not offset the carrying value amounts recognized for derivatives executed with the same counterparty under a netting agreement.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non-admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted. The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account and are maintained for the benefit of the separate account contract holders.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the end of the relevant period. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts that are denominated in foreign currencies are adjusted to reflect exchange rates at the end of the relevant period. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets (principally certain investments in other long-term investments, furniture and equipment, leasehold improvements, prepaid expenses, and a portion of deferred federal income tax (“DFIT”) assets). Investment related non-admitted assets totaled $267 million and $441 million at December 31, 2012 and 2011, respectively. The non-admitted portion of the DFIT asset was $8,964 million and $10,249 million at December 31, 2012 and 2011, respectively. Other non-admitted assets were $625 million and $470 million at December 31, 2012 and 2011, respectively. Changes in non-admitted assets are charged or credited directly to surplus.

Furniture and Fixtures, Equipment, Leasehold Improvements and Computer Software: Electronic data processing (“EDP”) equipment, computer software and furniture and equipment which qualify for capitalization are depreciated over the lesser of useful life or 3 years. Office alterations and leasehold tenant improvements which qualify for capitalization are depreciated over the lesser of useful life or 5 years and the remaining life of the lease, respectively.

The accumulated depreciation on EDP equipment and computer software was $1,008 million and $782 million at December 31, 2012 and 2011, respectively. Related depreciation expenses allocated to TIAA were $51 million, $34 million and $45 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The accumulated depreciation on furniture and equipment and leasehold improvements was $444 million and $443 million at December 31, 2012, and 2011, respectively. Related depreciation expenses allocated to TIAA were $18 million, $25 million and $25 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Insurance and Annuity Premiums: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals (that represent a return to the contract holders) plus additional reserves (if any) necessitated by actuarial regulations.

The Company performed Asset Adequacy Analysis in order to test the adequacy of its reserves in light of the assets supporting

B-72	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

such reserves, and determined that its reserves were sufficient to meet its obligations.

Interest Maintenance Reserve: The IMR defers recognition of realized capital gains and losses resulting from changes in the general level of interest rates. These gains and losses are amortized into investment income over the expected remaining life of the investments sold. The IMR is calculated in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies.

A realized gain or loss on each bond sold, excluding loan-backed and structured securities, is interest-related if the security’s NAIC rating did not change by more than one classification from the date of purchase to the date of sale, and its NAIC rating was not a 6 at any time during the holding period.

A realized gain or loss on each preferred stock sold is interest-related if the security did not have an NAIC rating of 4, 5, or 6 at any time during the holding period and the NAIC rating did not change by more than one classification from the date of purchase to the date of sale.

A realized gain or loss on each mortgage loan sold is interest-related if interest is not more than 90 days past due, not in the process of foreclosure or voluntary conveyance, or the mortgage loan was not restructured over the prior two years.

A realized gain or loss on each derivative investment sold is interest-related based on the characteristics of the underlying invested asset.

For loan-backed and structured securities, realized gains or losses resulting from sale transactions and realized losses resulting from OTTI are bifurcated between IMR and AVR based upon the present value of cash flows and amortized cost at the time of the transaction.

Asset Valuation Reserve: The AVR is established to offset potential credit-related investment losses from bonds, stocks, mortgage loans, real estate, derivatives and other long-term investments. Changes in AVR are recorded directly to surplus. The AVR is calculated in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies.

Realized gains or losses resulting from the sale of U.S. Government securities and securities of agencies which are backed by the full faith and credit of the U.S. Government are exempt from the AVR.

A realized gain or loss on each bond sold, excluding loan-backed and structured securities, is non-interest-related if the security’s NAIC rating changed by more than one classification from the date of purchase to the date of sale, or its NAIC rating was a 6 at any time during the holding period.

A realized gain or loss on each preferred stock sold is non-interest-related if the security had an NAIC rating of 4, 5 or 6 at any time during the holding period or the NAIC rating changed by more than one classification from the date of purchase to the date of sale.

A realized gain or loss on each mortgage loan sold is non-interest-related if interest is more than 90 days past due, in the process of foreclosure or voluntary conveyance, or the mortgage loan was restructured over the prior two years.

A realized gain or loss on each derivative investment sold is non-interest-related based on the characteristics of the underlying invested asset.

For loan-backed and structured securities, realized gains or losses resulting from sale transactions and realized losses resulting from OTTI are bifurcated between IMR and AVR based upon the present value of cash flows and amortized cost at the time of the transaction.

OTTI for non-loan-backed and structured securities, stocks, mortgage loans, real estate and other long-term investments are considered non-interest related realized losses and included in the AVR calculation.

Repurchase Agreement: Repurchase agreements are agreements between a seller and a buyer, whereby the seller of securities sells and simultaneously agrees to repurchase the same or substantially the same securities from the buyer at a stated price on a specified date. Repurchase agreements are generally accounted for as secured borrowings. The assets transferred are not removed from the balance sheet, the cash collateral received is invested and reported on the balance sheet and accounted for based on the type of investment. An offsetting liability is reported in “Other liabilities.”

Dividends Due to Policyholders: Dividends on insurance policies and pension annuity contracts in the payout phase are declared by the TIAA Board of Trustees (the “Board”) in the fourth quarter of each year, and such dividends are credited to policyholders in the following calendar year. Dividends on pension annuity contracts in the accumulation phase are declared by the Board in February of each year, and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

APPLICATION OF NEW ACCOUNTING PRONOUNCEMENTS:

SSAP No. 92—Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14, effective for quarterly and annual reporting periods beginning on or after January 1, 2013 with early adoption permitted. This statement establishes financial accounting and reporting standards for an insurer that offers a defined benefit postretirement plan to its employees. Any unfunded defined benefit amounts, as determined when the projected benefit obligation exceeds the fair value of plan assets, is a liability under SSAP No. 5R and shall be reported in the first quarter statutory financial statements after the transition date with a corresponding entry to unassigned funds (surplus). If the fair value of plan assets exceeds the projected benefit obligation, the asset shall be considered a non-admitted asset. Net periodic pension cost shall include a component for unrecognized prior service cost for non-vested employees beginning in 2013. The Company has determined that SSAP No. 92 will not have a material impact.

SSAP No. 101—Income Taxes, a Replacement of SSAP No. 10—Income Taxes and SSAP No. 10R—Income Taxes, A Temporary Replacement of SSAP No. 10 is effective January 1, 2012. For purposes of accounting for federal and foreign income taxes, reporting entities shall adopt FASB Statement No. 109, Accounting for Income Taxes (“FAS 109”) with modifications for state

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-73

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

income taxes, the realization criteria for deferred tax assets, and the recording of the impact of changes in deferred tax balances. The Company has determined that SSAP No. 101 did not have a material impact on the current and deferred taxes presented under SSAP No. 10R.

SSAP No. 102—Accounting for Pensions, A Replacement of SSAP No. 89, effective for quarterly and annual reporting periods beginning on or after January 1, 2013 with early adoption permitted. This statement establishes financial accounting and reporting standards for an insurer that offers pension benefits to its employees. Any unfunded defined benefit pension amounts, as determined when the projected benefit obligation exceeds the fair value of plan assets, is a liability under SSAP No. 5R and shall be reported in the first quarter statutory financial statements after the transition date with a corresponding entry to unassigned funds (surplus). If the fair value of plan assets exceeds the projected benefit obligation, the asset shall be considered a non-admitted asset. Net periodic pension cost shall include a component for unrecognized prior service cost for non-vested employees beginning in 2013. The Company has determined that SSAP No. 102 will not have a material impact.

SSAP No. 103—Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities effective for years beginning on and after January 1, 2013 and shall be applied prospectively. This statement must be applied as of the beginning of the reporting entity’s first annual reporting period after the effective date, for interim periods within that first annual reporting period, and for interim and annual reporting periods thereafter. Earlier application is prohibited. This statement must be applied to transfers occurring on or after the effective date. On and after the effective date, the concept of a qualifying special purpose entity is no longer relevant for statutory accounting purposes. The disclosure provisions of this statement shall be applied to transfers that occurred both before and after the effective date of this statement. The Company does not expect that SSAP No. 103 will have a significant impact.

Note 3—long-term bonds, preferred stocks, and common stocks

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds and preferred stocks at December 31, are shown below (in millions):

	2012
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. Governments	$41,456	$5,966	$(55)	$47,367
All Other Governments	3,677	802	(3)	4,476
States, Territories and Possessions	491	76	—	567
Political Subdivisions of States, Territories, and Possessions	345	30	—	375
Special Revenue and Special Assessment, Non-guaranteed Agencies and Government	20,256	2,398	(16)	22,638
Credit Tenant Loans	5,025	431	(23)	5,433
Industrial and Miscellaneous	99,209	10,556	(1,060)	108,705
Hybrids	1,334	90	(28)	1,396
Parent, Subsidiaries and Affiliates	2,161	75	(2)	2,234
Total Bonds	173,954	20,424	(1,187)	193,191
Preferred Stocks	38	13	—	51
Total Bonds and Preferred Stocks	$173,992	$20,437	$(1,187)	$193,242

B-74	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

	2011
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. Governments	$41,576	$5,998	$(1)	$47,573
All Other Governments	3,119	612	(6)	3,725
States, Territories and Possessions	472	48	(7)	513
Political Subdivisions of States, Territories, and Possessions	300	23	—	323
Special Revenue and Special Assessment, Non-guaranteed Agencies and Government	20,171	2,575	(23)	22,723
Credit Tenant Loans	4,351	773	(3)	5,121
Industrial and Miscellaneous	94,212	8,879	(2,678)	100,413
Hybrids	2,039	77	(196)	1,920
Parent, Subsidiaries and Affiliates	1,691	95	(13)	1,773
Total Bonds	167,931	19,080	(2,927)	184,084
Preferred Stocks	82	17	(19)	80
Total Bonds and Preferred Stocks	$168,013	$19,097	$(2,946)	$184,164

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities that it deems to have an OTTI in value in the period that the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and ratings agencies; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations and (h) the potential for impairment based on an estimated discounted cash flow analysis for structured and loan-backed securities. Where impairment is considered to be other-than-temporary, the Company recognizes a write-down as a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, the Company continues to review the impaired security for appropriate valuation on an ongoing basis.

Based upon the factors above in the Company’s impairment evaluation process, the securities discussed in the following section which were in an unrealized loss position at December 31, 2012 and 2011, were not deemed to be other-than-temporarily impaired.

Unrealized Losses on Bonds, Preferred Stocks and Unaffiliated Common Stocks: The gross unrealized losses and estimated fair values for securities by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in millions):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2012
Loan-backed and structured bonds	$1,719	$(47)	$1,672	$7,887	$(1,131)	$6,756
All other bonds	5,988	(154)	5,834	608	(46)	562
Total bonds	$7,707	$(201)	$7,506	$8,495	$(1,177)	$7,318
Unaffiliated common stocks	138	(22)	116	—	—	—
Preferred stocks	10	(2)	8	—	—	—
Total bonds and stocks	$7,855	$(225)	$7,630	$8,495	$(1,177)	$7,318

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-75

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2011
Loan-backed and structured bonds	$4,829	$(239)	$4,590	$13,126	$(2,641)	$10,485
All other bonds	4,178	(158)	4,020	1,916	(204)	1,712
Total bonds	$9,007	$(397)	$8,610	$15,042	$(2,845)	$12,197
Unaffiliated common stocks	55	(7)	48	42	(12)	30
Preferred stocks	7	—	7	25	(19)	6
Total bonds and stocks	$9,069	$(404)	$8,665	$15,109	$(2,876)	$12,233

As of December 31, 2012, the major categories of securities where the estimated fair value declined and remained below cost for less than twelve months were diversified in U.S., Canada and other government (25%), asset-backed securities (12%) and manufacturing (11%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2012, the major categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were diversified in commercial mortgage-backed securities (73%) and residential mortgage-backed securities (19%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2011, the major categories of securities where the estimated fair value declined and remained below cost for less than twelve months were diversified in residential mortgage-backed securities (32%), commercial mortgage-backed securities (19%) and finance (13%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2011, the major categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were diversified in commercial mortgage-backed securities (62%) and residential mortgage-backed securities (26%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the cause of the decline is primarily attributable to increased market yields for these particular securities since acquisition caused principally by credit spreads. The Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover and the Company has concluded that these securities are not other–than-temporarily impaired.

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed and asset-backed securities are shown separately in the table below, as they are not due at a single maturity date ($ in millions):

	December 31, 2012			December 31, 2011
	Book/ Adjusted Carrying Value	% of Total	Estimated Fair Value	Book/ Adjusted Carrying Value	% of Total	Estimated Fair Value
Due in one year or less	$3,923	2.3%	$4,019	$2,992	1.8%	$3,051
Due after one year through five years	20,380	11.6	22,183	21,249	12.7	22,855
Due after five years through ten years	34,773	20.0	38,505	31,277	18.6	34,383
Due after ten years	38,912	22.4	46,050	34,564	20.5	41,324
Subtotal	97,988	56.3	110,757	90,082	53.6	101,613
Residential mortgage-backed securities	51,170	29.5	56,525	52,101	31.0	56,412
Commercial mortgage-backed securities	9,467	5.4	9,328	11,522	6.9	10,513
Asset-backed securities	15,329	8.8	16,581	14,226	8.5	15,546
Subtotal	75,966	43.7	82,434	77,849	46.4	82,471
Total	$173,954	100.0%	$193,191	$167,931	100.0%	$184,084

B-76	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

For the year ended December 31, 2012, the preceding table includes sub-prime mortgage investments totaling $3,126 million under residential mortgage-backed securities. $2,511 million or 80% of the sub-prime securities were rated investment grade (NAIC 1 and 2).

For the year ended December 31, 2011, the preceding table includes sub-prime mortgage investments totaling $3,171 million under residential mortgage-backed securities. $2,594 million or 82% of the sub-prime securities were rated investment grade (NAIC 1 and 2).

Sub-prime securities are backed by loans that are in the riskiest category of loans and are typically sold in a separate market from prime loans.

Bond Diversification: The carrying values of long-term bond investments were diversified by the following classification at December 31 as follows:

	2012	2011
Residential mortgage-backed securities	29.4%	31.0%
U.S. and other governments	12.2	12.9
Manufacturing	9.8	8.7
Asset-backed securities	8.8	8.5
Public utilities	7.7	7.3
Commercial mortgage-backed securities	5.5	6.9
Finance and financial services	5.5	5.5
Oil and gas	5.1	4.9
Services	3.5	3.1
Communications	3.2	3.0
Revenue and special obligations	2.5	2.2
Retail and wholesale trade	1.8	1.8
Mining .	1.4	1.3
Transportation	1.3	1.1
Real estate investment trusts	0.9	0.8
Other	1.4	1.0
Total	100.0%	100.0%

At December 31, 2012 and 2011, 92.5% and 91.8%, respectively, of the long-term bond portfolio was comprised of investment grade securities (NAIC 1 and 2).

The following table presents the Company’s carrying value and estimated fair value for the residential mortgage-backed securities portfolio (“RMBS”) at December 31, (in millions):

	2012		2011
NAIC Designation	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
1	$48,144	$53,539	$48,773	$53,472
2	1,640	1,667	1,376	1,245
3	985	974	1,288	1,144
4	175	154	473	378
5	214	176	105	83
6	12	15	86	90
Total	$51,170	$56,525	$52,101	$56,412

With respect to the RMBS in the above table, approximately 97% and 96% were rated investment grade (NAIC 1 and 2) at December 31, 2012 and 2011, respectively. The Company has continued to maintain its historical procedures surrounding the evaluation of fundamental underwriting and investment standards within its investment portfolios, including investments in RMBS. Additionally, the Company continues to manage the RMBS portfolio to appropriately support its contractual obligations and will recognize impairments when diminishments in fair value are determined to be other than temporary based on evaluations of projected discounted cash flows as prescribed under SSAP 43R. Management continues to actively monitor the market, credit and liquidity risk of the RMBS portfolio as an integral component of its overall asset liability management program.

The following table presents the Company’s carrying value and estimated fair value for the commercial mortgage-backed securities (“CMBS”) portfolio at December 31, (in millions):

	2012		2011
NAIC Designation	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
1	$7,301	$7,528	$8,455	$8,387
2	246	230	501	388
3	607	481	839	594
4	585	467	936	585
5	564	409	566	325
6	164	213	225	234
Total	$9,467	$9,328	$11,522	$10,513

With respect to the CMBS in the above table, approximately 80% and 78% were rated investment grade (NAIC 1 and 2) and approximately 66% and 69% were issued prior to 2006 (based on carrying value) at December 31, 2012 and 2011, respectively. The Company has continued to maintain its historical procedures surrounding the evaluation of fundamental underwriting and investment standards within its investment portfolios, including investments in CMBS. Additionally, the Company continues to manage the CMBS portfolio to appropriately support its contractual obligations and will recognize impairments when diminishments in fair value are determined to be other-than-temporary based on evaluations of projected discounted cash flows as prescribed under SSAP 43R. Management continues to actively monitor the market, credit and liquidity risk of the CMBS portfolio as an integral component of its overall asset liability management program.

Included in the Company’s long-term investments are bonds with a NAIC designation of 6. The statutory carrying value of these investments and related contractual maturity is listed in the following table at December 31, (in millions):

	2012	2011
Due in one year or less	$—	$4
Due after one year through five years	3	13
Due after five years through ten years	—	5
Due after ten years	2	—
Subtotal	5	22
Residential mortgage-backed securities	12	86
Commercial mortgage-backed securities	164	225
Asset-backed securities	53	49
Total	$234	$382

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-77

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Troubled Debt Restructuring: There were no troubled debt restructurings during 2012 and 2011.

Exchanges: During 2012 and 2011, the Company also acquired bonds and stocks through exchanges aggregating $3,094 million and $1,619 million, of which approximately $26 million and $15 million were acquired through non-monetary transactions, respectively. When exchanging securities, TIAA generally accounts for assets at fair value unless the exchange was as a result of restricted 144As exchanged for unrestricted securities, which are accounted for at book value.

Loan-backed and Structured Securities: The near-term prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type. The long-term assumptions are adjusted based on expected performance.

The following table represents OTTI on securities with the intent to sell or the inability to retain for the years ended December 31, (in millions):

	1	OTTI		3
	Amortized Cost Basis Before OTTI	2a Interest	2b Non-interest	Fair Value 1-(2a+2b)
OTTI recognized, 2012
a. Intent to sell	$743	$98	$130	$515
b. Inability to retain	—	—	—	—
Total 2012	$743	$98	$130	$515

OTTI recognized, 2011
a. Intent to sell	$429	$21	$57	$351
b. Inability to retain	—	—	—	—
Total 2011	$429	$21	$57	$351

At December 31, 2012, the Company held loan-backed and structured securities with a recognized OTTI where the present value of cash flows expected to be collected is less than the amortized cost. See Note 25 for listing of securities.

Other Disclosures: During 2012 and 2011, TIAA acquired common stocks from other long term private equity fund investment distributions totaling $47 million and $24 million, respectively.

Debt securities on deposit with governmental authorities or trustees, as required by law, were $7 million at December 31, 2012 and 2011.

At December 31, 2012 and 2011, the carrying amount of restricted unaffiliated common stock was $516 million and $441 million, respectively. At December 31, 2012 and 2011, the carrying amount of restricted preferred stock was $4 million and $18 million, respectively. The restrictions include share sales, private sales, general partner approval for sale, contractual restrictions and public or free trade restrictions.

At December 31, 2012 and 2011, the carrying amount of bonds and stocks denominated in a foreign currency was $3,766 million and $3,158 million, respectively. Bonds denominated in foreign currency that totaled $2,120 million and $1,547 million at December 31, 2012 and 2011, respectively, represent amounts due from related parties that are collateralized by real estate owned by TIAA’s investment subsidiaries and affiliates.

Note 4—mortgage loans

The Company originates mortgage loans that are principally collateralized by commercial real estate. The coupon rates for non-mezzanine commercial mortgage loans originated during 2012 ranged from 3.80% to 5.71% and from 4.00% to 6.00% for 2011. The coupon rates for mezzanine mortgage loans originated during 2012 ranged from 6.75% to 7.96%. There were no mezzanine mortgage loans originated or acquired during 2011.

The maximum percentage of any one loan to the value of the property at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, was 98% and 94% for commercial loans for the years ended December 31, 2012 and 2011, respectively. In 2012, there was one loan issued with a loan to value of 98% with a value of $64 million at December 31, 2012. The loan is a full recourse construction loan with a committed tenant.

At December 31, 2012 and 2011, the carrying value of mezzanine real estate loans was $224 million and $186 million, respectively.

Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectability of mortgage loans to identify and quantify any impairment in value. Impairments are classified as either temporary, for which a recovery is anticipated, or other-than-temporary. Mortgage loans held to maturity with other-than-temporarily impaired values at December 31, 2012 and 2011 have been written down to net realizable values based upon independent appraisals of the collateral while mortgage loans held for sale have been written down to the current fair value of the loan, as shown in the table below. For impaired mortgage loans where the impairments were deemed to be temporary, an allowance for credit losses has been established, as indicated below (in millions):

	2012	2011	2010
Investment in impaired mortgage loans, with temporary allowances for credit losses (at net carried value plus accrued interest)	$—	$—	$29
Related temporary allowances for credit losses	$—	$—	$(2)
Investment in impaired mortgage loans, net of OTTI losses recognized	$206	$248	$251
Related write-downs for OTTI	$—	$—	$(21)
Average investment in impaired mortgage loans	$34	$35	$35
Interest income recognized on impaired mortgage loans during the period	$14	$16	$16
Interest income recognized on a cash basis during the period	$14	$16	$16

	2012	2011	2010
Allowance for credit losses:
Balance at the beginning of the period	$—	$2	$—
Additions charged to surplus	—	—	94
Direct write-downs/charges against the allowance	—	—	(85)
Recoveries of amounts previously added to surplus	—	(2)	(7)
Balance at the end of the period	$—	$—	$2

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continued

Mortgage Loan Diversification: The following tables set forth the commercial mortgage loan portfolio by property type and geographic distribution (in millions):

	Commercial Mortgage Loans by Property Type
	December 31, 2012		December 31, 2011
	Carrying Value	% of Total	Carrying Value	% of Total
Office buildings	$4,288	33.1%	$4,399	33.5%
Shopping centers	4,278	33.0	4,211	32.1
Industrial buildings	2,118	16.4	2,313	17.6
Apartments	1,423	11.0	1,351	10.3
Land	265	2.0	265	2.0
Mixed use	264	2.0	268	2.0
Hotel	164	1.3	168	1.3
Other	156	1.2	158	1.2
Total	$12,956	100.0%	$13,133	100.0%

	Commercial Mortgage Loans by Geographic Distribution
	December 31, 2012		December 31, 2011
	Carrying Value	% of Total	Carrying Value	% of Total
Pacific	$3,312	25.6%	$3,561	27.1%
South Atlantic	2,908	22.4	3,144	23.9
Middle Atlantic	2,373	18.3	1,988	15.1
South Central	2,199	17.0	1,992	15.2
North Central	1,209	9.3	1,319	10.1
Mountain	361	2.8	410	3.1
New England	230	1.8	280	2.1
Other	364	2.8	439	3.4
Total	$12,956	100.0%	$13,133	100.0%

Regional classification is based on American Council of Life Insurers regional chart. See below for details of regions.

Pacific states are AK, CA, HI, OR and WA

South Atlantic states are DE, DC, FL, GA, MD, NC, SC, VA and WV

Middle Atlantic states are PA, NJ and NY

South Central states are AL, AR, KY, LA, MS, OK, TN and TX

North Central states are IA, IL, IN, KS, MI, MN, MO, NE, ND, OH, SD and WI

New England states are CT, MA, ME, NH, RI and VT

Mountain states are AZ, CO, ID, MT, NV, NM, UT and WY

Other comprises investments primarily in Canada.

At December 31, 2012 and 2011, approximately 18.9% and 19.7% of the mortgage loan portfolio, respectively, was invested in California and is included in the Pacific region shown above.

At December 31, 2012 and 2011, approximately 15.3% and 13.5% of the mortgage loan portfolio, respectively, was invested in Texas and is included in the South Central region shown above.

Scheduled Mortgage Loan Maturities: At December 31, 2012 and 2011, contractual maturities for mortgage loans were as follows (in millions):

	2012		2011
	Carrying Value	% of Total	Carrying Value	% of Total
Due in one year or less	$804	6.2%	$1,359	10.3%
Due after one year through five years	6,013	46.4	7,269	55.4
Due after five years through ten years	4,505	34.8	3,593	27.4
Due after ten years	1,634	12.6	912	6.9
Total	$12,956	100.0%	$13,133	100.0%

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

There were no mortgage troubled debt restructurings during the periods ended December 31, 2012 or 2011. When restructuring mortgage loans, TIAA generally requires participation features, yield maintenance stipulations, and/or the establishment of property-specific escrow accounts funded by the borrowers. With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Cash received on impaired mortgage loans that are performing according to their contractual terms is applied in accordance with those terms. For mortgage loans in the process of foreclosure, cash received is initially held in suspense and applied as a return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed. There were no mortgage loans with interest more than 180 days past due at December 31, 2012 or 2011.

During 2012, the Company reduced interest rates on three outstanding commercial loans. The first loan changed from 5.40% to 4.50% from November 1, 2012 through maturity on November 1, 2015. The other two loans changed from 7.50% to 6.69% from August 3, 2012 through maturity on January 1, 2019. The recorded investment excluding accrued interest of these loans was $363 million at December 31, 2012.

During 2011, the Company reduced interest rates on two outstanding commercial loans. The first loan changed from 6.22% to 5.00% from December 1, 2010 through December 31, 2017 and then to 5.25% until maturity on December 1, 2020. The second loan changed from 6.30% to 5.75% from December 1, 2011 through April 30, 2013. The recorded investment excluding accrued interest of these three loans was $216 million at December 31, 2011.

The Company did not have any taxes, assessments or amounts advanced that were not included in the mortgage loan totals for the years ended December 31, 2012 and 2011.

The Company has no reverse mortgages as of December 31, 2012 or 2011.

Mortgage loans of $13 million at December 31, 2012 and 2011 represent the carrying value of amounts due from related parties that are collateralized by real estate owned by TIAA investment subsidiaries and affiliates.

For the years ended December 31, 2012 and 2011, the carrying values of mortgage loans denominated in foreign currency were $281 million and $356 million, respectively.

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-79

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

The Company does not underwrite nor does it hold sub-prime mortgages in the commercial mortgage portfolio and does not have any material indirect exposure from sub-prime lenders who are tenants in buildings that are secured by commercial mortgages.

Note 5—real estate

At December 31, 2012 and 2011, TIAA’s directly owned real estate investments of $1,623 million and $1,595 million, respectively, were carried net of third party mortgage encumbrances, which totaled $0 and $109 million, respectively.

The carrying values of the directly owned real estate portfolio were diversified by property type and geographic region at December 31 as follows (in millions):

	Directly Owned Real Estate by Property Type
	2012		2011
	Carrying Value	% of Total	Carrying Value	% of Total
Office buildings	$836	51.5%	$1,056	66.2%
Industrial buildings	501	30.9	355	22.3
Retail	114	7.0	—	—
Mixed-use projects	95	5.9	98	6.1
Apartments	59	3.6	60	3.8
Land under development	18	1.1	24	1.5
Land	—	—	2	0.1
Total	$1,623	100.0%	$1,595	100.0%

	Directly Owned Real Estate by Geographic Region
	2012		2011
	Carrying Value	% of Total	Carrying Value	% of Total
South Atlantic	$699	43.1%	$685	42.9%
Pacific	605	37.3	321	20.1
Middle Atlantic	203	12.5	183	11.5
South Central	116	7.1	158	9.9
North Central	—	—	248	15.6
Total	$1,623	100.0%	$1,595	100.0%

At December 31, 2012 and 2011, approximately 19.4% and 3.3% of the real estate portfolio, respectively, was invested in California and is included in the Pacific region shown above.

At December 31, 2012 and 2011, approximately 18.5% and 19.0% of the real estate portfolio, respectively, was invested in Virginia and is included in the South Atlantic region shown above.

The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company evaluates the recoverability of income producing investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an adjustment is warranted.

OTTI for directly owned real estate investments for the years ended December 31, 2012, 2011 and 2010 were $17 million, $2 million and $35 million, respectively and these amounts are included in the impairment table in Note 9. The OTTI during 2012 is for directly owned industrial properties in the states of Illinois and Texas and directly owned land in the state of Georgia. $13 million of OTTI during 2012 is a result of the Company’s intent to sell. The impairments were a result of unfavorable market conditions. The OTTI during 2011 is for directly owned land in California. The OTTI during 2010 is for directly owned industrial, office buildings and retail property at various locations throughout the country. The impairments are included in net realized capital losses in the statutory-basis statements of operations.

As of December 31, 2012 and 2011, $31 million and $0, respectively, of the Company’s real estate investments were classified as held for sale. This held for sale investment was sold during January 2013. For the year ended December 31, 2012 and 2011, the Company recognized a net realized gain on real estate sold of $84 million and $17 million, respectively. The gains are included in net realized capital gains (losses) in the statutory-basis statements of operations.

Depreciation expense on directly owned real estate investments for the years ended December 31, 2012, 2011 and 2010, was $53 million, $54 million and $56 million, respectively. The amount of accumulated depreciation at December 31, 2012, 2011 and 2010 was $337 million, $478 million and $431 million, respectively.

There were no real estate properties acquired via the assumption of debt or in satisfaction of debt during 2012, 2011 or 2010.

The Company’s real estate portfolio does not have any material exposure from sub-prime lenders who are tenants in the buildings that are directly owned.

The Company does not engage in retail land sales operations.

As of December 31, 2012, the Company does not have any low income housing tax credits.

Note 6—subsidiaries and affiliates

The Company holds interests in certain subsidiaries and affiliates that are primarily involved in the ownership and management of investments for the Company. The carrying value, OTTI and net investment income of these investment subsidiaries and affiliates at December 31 are shown below (in millions):

	2012	2011	2010
Net carrying value of investment subsidiaries and affiliates
Reported as common stock	$1,517	$1,901	$2,073
Reported as other long-term investments	7,387	6,177	4,544
Total net carrying value	$8,904	$8,078	$6,617

OTTI	$9	$5	$7
Net investment income (distributed from investment subsidiaries and affiliates)	$438	$184	$145

The larger investment subsidiaries and affiliates, included in the above table, are TIAA Global Public Investments, LLC, T-C GA RE Holdings, LLC, Ceres Agricultural Properties, LLC, ND Properties, Inc., TIAA Oil & Gas Investments, LLC, Dionysus

B-80	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

Properties, LLC, TIAA CPPIB Commercial Mortgage Company REIT, LLC and 485 Properties, LLC.

The carrying value, OTTI and net investment income of these operating subsidiaries and affiliates at December 31 are shown below (in millions):

	2012	2011	2010
Net carrying value of operating subsidiaries and affiliates
Reported as common stock	$799	$537	$456
Reported as other long-term investments	1,799	1,578	471
Total net carrying value	$2,598	$2,115	$927

OTTI	$75	$94	$32
Net investment income (distributed from operating subsidiaries and affiliates)	$1	$1	$—

TIAA’s operating subsidiaries and affiliates primarily consist of Covariance Capital Management Series, LLC (“CCMS 1”), TIAA-CREF Life Insurance Company (“TIAA-CREF Life”), TIAA Global Ag Holdco, LLC, TCT Holdings, Inc., Covariance Capital Management Series 2, LLC (“CCMS 2”), Oleum Holding Company, LLC, TIAA Emerging Markets and TIAA-CREF Asset Management, Inc.

During 2011, the Company invested $1 billion with Covariance Capital Management, Inc. (“Covariance”) which is managed as a diversified investment portfolio. Covariance is an indirect wholly-owned subsidiary of the Company that provides customized endowment management services to educational institutions, foundations and other not-for-profits with endowments. As of December 31, 2012, the carrying value of the Company’s investments managed by Covariance in CCMS 1 and CCMS 2 is $935 million and $160 million, respectively.

The 2012 OTTI relates to a decline in the fair value of subsidiaries and affiliates for which the carrying value is not expected to recover. Fair value of subsidiaries and affiliates is generally determined using the net asset value of the underlying financial statements at the measurement date.

TIAA held bonds of affiliates at December 31, 2012 and 2011 for $2,161 million and $1,691 million, respectively. Ninety-eight percent (98%) and eighty four percent (84%) of these affiliated bonds were issued by ND Properties, Inc. at December 31, 2012 and 2011, respectively.

As of December 31, 2012 and 2011, no investment in a subsidiary or affiliate exceeded 10% of the Company’s admitted assets and the Company does not have any investment in foreign insurance subsidiaries. For the years ended December 31, 2012, 2011 and 2010, the Company did not have any related party transactions which exceeded one-half of 1% of the Company’s admitted assets.

As of December 31, 2012 and December 31, 2011, the net amount due from subsidiaries and affiliates was $184 million and $94 million, respectively. The net amounts due are generally settled on a daily basis except for TIAA Realty, Inc., ND Properties, Inc., Teachers Advisors, Inc. (“Advisors”), TIAA-CREF Tuition Financing, Inc. (“TFI”), Teachers Personal Investors Services, Inc. (“TPIS”), TIAA-CREF Individual and Institutional Services, LLC (“Services”), and TIAA-CREF Asset Management, Inc. which are settled quarterly.

The Company discloses contingencies and guarantees related to subsidiaries and affiliates in Note 22.

The Company holds investments in downstream non-insurance holding companies, which are valued by the Company utilizing the look-through approach. The financial statements for the downstream non-insurance holding companies listed in the table below are not audited and TIAA has limited the value of its investment in these noninsurance holding companies to the value contained in the audited financial statements of the underlying investments and unamortized goodwill resulting from the statutory purchase method of accounting. All liabilities, commitments, contingencies, guarantees or obligations of these subsidiaries, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in TIAA’s determination of the carrying value of the investment in these subsidiaries, if not already recorded in the subsidiaries’ financial statements. The following table summarizes the Company’s carrying value in each such downstream non-insurance holding company as of December 31 (in millions):

Subsidiary	2012	2011
TIAA Oil & Gas Investments, LLC	$550	$171
Dionysus Properties, LLC	432	227
Mansilla Participacoes LTDA	349	399
Infra Alpha LLC	298	210
TIAA Global Ag Holdco LLC	289	106
TIAA Super Regional Mall Member Sub, LLC	217	235
Occator Agricultural Properties, LLC	211	178
T-C 685 Third Avenue Member, LLC	107	99
TIAA-CREF Asset Management, Inc.	105	59
TIAA Union Place Phase I, LLC	73	20
TIAA Stonepeak Investments I, LLC	70	—
TIAA Infrastructure Investments, LLC	31	39
TIAA-CREF Redwood, LLC	29	39
T-C SMA II, LLC	26	26
TIAA SynGas, LLC	20	25
Almond Processors, LLC	19	—
T-C SMA III, LLC	8	—
TIAA Stonepeak Investments II, LLC	3	—
730 Texas Forest Holdings, Inc.	1	1
TIAA The Reserve II Member, LLC	—	4
TIAA Diamond Investor, LLC	—	1
Total	$2,838	$1,839

Note 7—other long-term investments

The components of TIAA’s carrying value in other long-term investments at December 31 were (in millions):

	2012	2011
Unaffiliated other invested assets	$8,710	$8,424
Affiliated other invested assets	9,185	7,755
Other long-term assets	78	18
Total other long-term investments	$17,973	$16,197

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-81

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

As of December 31, 2012, unaffiliated other invested assets of $8,710 million includes $7,611 million of investments in joint ventures, partnerships and LLCs with interests in venture capital, leveraged buy-out funds and other equity investments. The remaining $1,099 million represents real estate related joint ventures, partnerships and LLCs. As of December 31, 2012, affiliated other invested assets of $9,185 million includes investments in agriculture and timber related holdings of $2,659 million, investments in real estate related holdings of $2,163 million, investments in energy and infrastructure of $971 million and investments in securities related holdings of $3,034 million. The remaining $358 million of affiliated other invested assets represents other operating subsidiaries and affiliates.

As of December 31, 2011, unaffiliated other invested assets of $8,424 million includes $7,298 million of investments in joint ventures, partnerships and LLCs with interests in venture capital, leveraged buy-out funds and other equity investments. The remaining $1,126 million represents real estate related joint ventures, partnerships and LLCs. As of December 31, 2011, affiliated other invested assets of $7,755 million includes investments in agriculture and timber related holdings of $2,303 million, investments in real estate related holdings of $1,793 million, investments in energy and infrastructure of $471 million and investments in securities related holdings of $2,780 million. The remaining $408 million of affiliated other invested assets represents other operating subsidiaries and affiliates.

For the years ended December 31, 2012, 2011 and 2010, OTTI in other long-term investments for which the carrying value is not expected to be recovered were $129 million, $233 million and $252 million, respectively.

For the years ended December 31, 2012 and 2011, other long-term investments denominated in foreign currency were $1,733 million and $1,741 million, respectively.

Note 8—investments commitments

The outstanding obligation for future investments at December 31, 2012, is shown below by asset category (in millions):

	2013	2014	In later years	Total Commitments
Bonds	$687	$145	$—	$832
Stocks	37	30	38	105
Mortgage loans	440	36	—	476
Other long-term investments	1,439	1,204	1,615	4,258
Total	$2,603	$1,415	$1,653	$5,671

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers, funding of stock commitments is contingent upon their continued favorable financial performance and the funding of mortgage commitments is generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. Due to TIAA’s due diligence in closing mortgage commitments, there is a lag between commitment and closing. For other long–term investments, primarily fund investments, there are scheduled capital calls that extend into future years.

Note 9—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31 were as follows (in millions):

	2012	2011	2010
Bonds	$9,391	$9,462	$9,343
Stocks	82	27	96
Mortgage loans	796	810	1,011
Real estate	244	234	244
Derivatives	23	10	22
Other long-term investments	960	775	300
Cash, cash equivalents and short-term investments	3	3	8
Total gross investment income	11,499	11,321	11,024
Less investment expenses	(574)	(551)	(566)
Net investment income before amortization of IMR	10,925	10,770	10,458
Plus amortization of IMR	117	140	76
Net investment income	$11,042	$10,910	$10,534

The total due and accrued income excluded from net income was $1 million each for the years ended December 31, 2012, 2011 and 2010.

Future minimum rental income expected to be received over the next five years under existing real estate leases in effect as of December 31, 2012 (in millions):

	2013	2014	2015	2016	2017	Total
Future rental income	$113	$94	$85	$73	$59	$424

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions and write-downs due to OTTI for the years ended December 31 were as follows (in millions):

	2012	2011	2010
Bonds	$163	$422	$(418)
Stocks	89	40	57
Mortgage loans	13	28	(240)
Real estate	68	15	(4)
Derivatives	(61)	(236)	29
Other long-term investments	(122)	(200)	(227)
Cash, cash equivalents and short-term investments	9	(16)	(3)
Total before capital gains taxes and transfers to IMR	159	53	(806)
Transfers to IMR	(575)	(497)	(624)
Net realized capital losses less capital gains taxes, after transfers to IMR	$(416)	$(444)	$(1,430)

B-82	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

Write-downs of investments resulting from OTTI, included in the preceding table, were as follows for the years ended December 31 (in millions):

	2012	2011	2010
Other-than-temporary impairments:
Bonds	$643	$509	$1,764
Stocks	52	8	5
Mortgage loans	13	3	326
Real estate	17	2	35
Derivatives	8	—	—
Other long-term investments	129	233	252
Total	$862	$755	$2,382

The Company generally holds its investments until maturity. The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process, the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

Proceeds from sales of long-term bond investments during 2012, 2011 and 2010 were $11,211 million, $8,011 million and $19,587 million, respectively. Gross gains of $917 million, $973 million and $1,416 million and gross losses, excluding impairments considered to be other-than-temporary of $155 million, $42 million and $71 million were realized during 2012, 2011 and 2010, respectively.

The Company has no contractual commitments to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings.

Wash Sales: The Company does not engage in the practice of wash sales, however, in isolated cases in the course of asset management activities, a security may be sold and repurchased in whole or in part within thirty days of the sale. There were no NAIC 3—6 securities sold and reacquired within 30 days of the sale date during the years ended December 31, 2012 and 2010.

The details by NAIC designation 3 or below securities sold during the year ended December 31, 2011 and reacquired within 30 days of the sale date are (in million):

	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Gain (Loss)
NAIC 3	5	$5	$5	$—
NAIC 4	3	$4	$4	$—

Unrealized Capital Gains and Losses: The net changes in unrealized capital gains (losses) in investments, resulting in a net increase (decrease) in the carrying value of investments for the years ended December 31 were as follows (in millions):

	2012	2011	2010
Bonds	$172	$(21)	$(428)
Stocks	18	99	344
Mortgage loans	(13)	(36)	11
Derivatives	(109)	210	134
Other long-term investments	422	138	1,300
Total	$490	$390	$1,361

Note 10—securitizations

When the Company sells bonds and mortgages in a securitization transaction, it may retain interest-only strips, one or more subordinated tranches, residual interest, or servicing rights, all of which are retained interests in the securitized receivables. The Company’s ownership of the related retained interests may be held directly by the Company or indirectly through an investment subsidiary. The retained interests are associated with Special Purpose Entities (“SPEs”) that issue equity and debt which is non-recourse to the Company. Fair value used to determine gain or loss on a securitization transaction is based on quoted market prices, if available; however, quotes are generally not available for retained interests, so the Company either obtains an estimated fair value from an independent pricing service or estimates fair value internally based on the present value of future expected cash flows using management’s best estimates of future credit losses, forward yield curves, and discount rates that are commensurate with the risks involved.

The Company has not initiated any securitization transactions in which it sold assets held on its balance sheet into SPEs during 2012 or 2011. Teachers Advisors, Inc. (“Advisors”), an indirect subsidiary of TIAA, provides investment advisory services for most assets previously securitized by the Company.

The following sensitivity analysis represents changes in the fair value of the securitized assets. The following table as of December 31, 2012 summarizes the Company’s retained interests in securitized financial assets from transactions originated since 2001 (in millions):

					Sensitivity Analysis of Adverse Changes in Key Assumptions
Issue Year	Type of Collateral	Carrying Value	Estimated Fair Value		10% Adverse	20% Adverse
2001	Bonds	$30	$35	(a)	$—	$—
2007	Mortgages	23	18	(b)	(2)	(3)
	Total	$53	$53		$(2)	$(3)

The key assumptions applied to both the fair values and sensitivity analysis of the retained interests on December 31, 2012 was as follows:

a)	The retained interests securitized in 2001 were valued using an independent third-party pricing service. The third-party pricing levels imply yield rates ranging from 3.95% to 6.61%. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rate.

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-83

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

b)	The retained interests securitized in 2007 were valued using an independent third-party pricing service. The third-party pricing levels implied yields for the securities ranging from 8.40% to 27.52%. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rates.

Note that the sensitivity analysis above does not give effect to any offsetting benefits of financial instruments which may hedge the risks inherent to these financial interests. Additionally, changes in particular assumptions, such as discount rates, may in practice change other valuation assumptions which may magnify or counteract the effect of these disclosed sensitivities.

Note 11—disclosures about fair value of financial instruments

FAIR VALUE OF FINANCIAL INSTRUMENTS

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party-pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models.

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy at December 31, 2012 (in millions):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets:
Bonds	$193,191	$173,954	$73	$177,418	$15,700	$—
Common Stock	1,178	1,178	619	—	559	—
Preferred Stock	51	38	13	24	14	—
Mortgage Loans	14,228	12,956	—	—	14,228	—
Derivatives	123	96	—	104	19	—
Contract Loans	1,358	1,358	—	—	1,358	—
Separate Accounts	18,425	18,420	4,591	2,707	11,127	—
Cash, Cash Equivalents and Short-Term Investments	1,681	1,681	1,126	37	518	—
Total	$230,235	$209,681	$6,422	$180,290	$43,523	$—

	Aggregate Fair Value	Liabilities	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Liabilities
Deposit-type contracts	$765	$765	$—	$—	$765	$—
Separate account	18,067	18,067	—	—	18,067	—
Derivatives	372	346	—	372	—	—
Total	$19,204	$19,178	$—	$372	$18,832	$—

The following table provided information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy at December 31, 2011 (in millions):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets:
Bonds	$184,084	$167,931	$—	$165,230	$18,854	$—
Common Stock	1,144	1,144	690	83	371	—
Preferred Stock	80	82	25	20	35	—
Mortgage Loans	14,239	13,133	—	—	14,239	—
Derivatives	228	185	—	222	6	—
Contract Loans	1,316	1,316	—	—	1,316	—
Separate Accounts	16,019	16,019	3,197	2,897	9,925	—
Cash, Cash Equivalents and Short-Term Investments	597	597	422	175	—	—
Total	$217,707	$200,407	$4,334	$168,627	$44,746	$—

B-84	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

	Aggregate Fair Value	Liabilities	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Liabilities:
Deposit-type contracts	$694	$694	$—	$—	$694	$—
Separate account	14,824	14,824	—	—	14,824	—
Derivatives	361	326	—	361	—	—
Total	$15,879	$15,844	$—	$361	$15,518	$—

The estimated fair values of the financial instruments presented above were determined by the Company using market information available as of December 31, 2012 and 2011. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

ASSETS AND LIABILITIES MEASURED AND REPORTED AT FAIR VALUE

The Company’s financial assets and liabilities measured and reported at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and Level 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

Level 2—Other than quoted prices within Level 1 inputs are observable for the asset or liability, either directly or indirectly.

Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

The following table provides information about the Company’s financial assets and liabilities measured and reported at fair value as of December 31 (in millions):

	2012
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds
Industrial and Miscellaneous	$—	$23	$322	$345
Total Bonds	$—	$23	$322	$345
Common Stock
Industrial and Miscellaneous	$619	$—	$559	$1,178
Total Common Stocks	$619	$—	$559	$1,178
Total Preferred Stocks	$—	$—	$8	$8
Derivatives:
Foreign Exchange Contracts	$—	$56	$—	$56
Interest Rate Contracts	—	31	—	31
Credit Default Swaps	—	2	—	2
Total Derivatives	$—	$89	$—	$89
Separate Accounts assets, net	$4,584	$2,570	$11,122	$18,276
Total assets at fair value	$5,203	$2,682	$12,011	$19,896

Liabilities at fair value:
Derivatives
Foreign Exchange Contracts	$—	$(198)	$—	$(198)
Credit Default Swaps	—	(44)	—	(44)
Total liabilities at fair value	$—	$(242)	$—	$(242)

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NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	2011
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds
Industrial and Miscellaneous	$—	$—	$457	$457
Total Bonds	$—	$—	$457	$457
Common Stock
Industrial and Miscellaneous	$690	$83	$371	$1,144
Total Common Stocks	$690	$83	$371	$1,144
Total Preferred Stocks	$—	$—	$1	$1
Derivatives:
Foreign Exchange Contracts	$—	$113	$—	$113
Interest Rate Contracts	—	33	—	33
Credit Default Swaps	—	28	—	28
Total Derivatives	$—	$174	$—	$174
Separate Accounts assets, net	$3,197	$2,897	$9,925	$16,019
Total assets at fair value	$3,887	$3,154	$10,754	$17,795

Liabilities at fair value:
Derivatives
Foreign Exchange Contracts	$—	$(154)	$—	$(154)
Credit Default Swaps	—	(33)	—	(33)
Total liabilities at fair value	$—	$(187)	$—	$(187)

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Common stock and separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies and exchange listed equities and public real estate investment trusts.

Level 2 financial instruments

Bonds included in Level 2 are valued principally by third party pricing services using market observable inputs. Because most bonds do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates. Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Additionally, for loan-backed and structured securities, valuation is based primarily on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

Common stocks included in Level 2 include those which are traded in an inactive market or for which prices for identical securities are not available. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

Derivative assets and liabilities classified in Level 2 represent over-the-counter instruments that include, but are not limited to, fair value hedges using foreign currency swaps, foreign currency forwards, interest rate swaps and credit default swaps. Fair values for these instruments are determined internally using market observable inputs that include, but are not limited to, forward currency rates, interest rates, credit default rates and published observable market indices.

Separate account assets in Level 2 consist principally of short term government agency notes and commercial paper.

Level 3 financial instruments

Valuation techniques for bonds included in Level 3 are generally the same as those described in Level 2 except the techniques utilize inputs that are not readily observable in the market, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. The Company assesses the significance of unobservable inputs for each security and classifies that security in Level 3 as a result of the significance of unobservable inputs.

Estimated fair value for privately traded equity securities are principally determined using valuation and discounted cash flow models that require a substantial level of judgment.

Separate account assets classified as Level 3 primarily include directly owned real estate properties, real estate joint ventures and real estate limited partnerships. Directly owned real estate properties are valued on a quarterly basis based on independent third party appraisals. Real estate joint venture interests are valued based on the fair value of the underlying real estate, any related mortgage loans payable and other factors such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions and capital call obligations. Real estate limited partnership interests are valued based on the most recent net asset value of the partnership.

Transfers between Level 1 and Level 2

Periodically, the Company has transfers between Level 1 and Level 2 due to the availability of quoted prices for identical assets in active markets at the measurement date. The Company’s policy is to recognize transfers between levels as of the actual date of the event or change in circumstances that caused the transfer.

There were no transfers of common stock between Level 1 and Level 2 during 2012.

During 2011, the Company transferred $79 million of common stock from Level 2 to Level 1 and $28 million from Level 1 to Level 2 due to changes in the availability of quoted prices in active markets for identical assets at the quarterly measurement dates throughout the year.

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continued

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2012 (in millions):

	Beginning Balance at 1/1/2012	Transfers into Level 3		Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2012
Bonds	$457	$207	[a]	$(353)[b]	$(52)	$49	$28	$—	$(6)	$(8)	$322
Common Stock	371	154	[c]	(68)[d]	(36)	129	9	—	—	—	559
Preferred Stock	1	9	[e]	—	(2)	—	—	—	—	—	8
Separate Account	9,925	—		—	(116)	965	1,378	—	(685)	(345)	11,122
Total	$10,754	$370		$(421)	$(206)	$1,143	$1,415	$—	$(691)	$(353)	$12,011

a	The Company transferred bonds which were not previously measured and reported at fair value into Level 3 primarily due to the Securities Valuation Office (“SVO”) valuation process related to Loan-Backed and Structured Securities. The pricing information used in the valuation of these securities was not readily observable in the market.
b	The Company transferred bonds out of Level 3 that were not measured and reported at fair value as of December 31, 2012.
c	The Company transferred common stocks into Level 3 due the significance of unobservable market data used in the valuation of these securities.
d	The Company transferred common stocks out of Level 3 due to the availability of observable or corroborated by market data at fair value as of December 31, 2012.
e	The Company transferred preferred stocks into Level 3 which were not previously measured and reported at fair value primarily due to the decrease in NAIC rating to 4, 5 or 6.

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2011 (in millions):

	Beginning Balance at 1/1/2011	Transfers into Level 3		Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2011
Bonds	$514	$327	[a]	$(367)[b]	$(15)	$18	$18	$—	$(24)	$(14)	$457
Common Stock	256	126	[c]	(68)[d]	—	28	29	—	—	—	371
Preferred Stock	9	1	[e]	(9)[d]	—	—	—	—	—	—	1
Separate Account	8,031	—		—	—	1,047	1,128	—	(336)	55	9,925
Total	$8,810	$454		$(444)	$(15)	$1,093	$1,175	$—	$(360)	$41	$10,754

a	The Company transferred bonds which were not previously measured and reported at fair value into Level 3 primarily due to the Securities Valuation Office (“SVO”) valuation process related to Loan-Backed and Structured Securities. The pricing information used in the valuation of these securities was not readily observable in the market.
b	The Company transferred bonds out of Level 3 that were not measured and reported at fair value as of December 31, 2011.
c	The Company transferred common stocks into Level 3 due the significance of unobservable market data used in the valuation of these securities.
d	The Company transferred common and preferred stocks out of Level 3 due to the availability of observable or corroborated by market data and not measured and reported at fair value as of December 31, 2011.
e	The Company transferred preferred stocks into Level 3 which were not previously measured and reported at fair value primarily due to the decrease in NAIC rating to 4, 5 or 6.

The Company’s policy is to recognize transfers into and out of Level 3 at the actual date of the event or change in circumstances that caused the transfer.

CHARACTERISTICS OF ITEMS BEING MEASURED FOR LEVEL 2 AND LEVEL 3:

BONDS LEVEL 2 AND LEVEL 3:

As of December 31, 2012, the reported fair value of bonds in Levels 2 and Level 3 was $ 345 million, representing 80 individual bonds. The bonds are carried at fair value due to being rated NAIC 6.

The 80 bonds reported at fair value are all categorized as loan-backed and structured securities. Of the loan-backed and structured securities reported at fair value, 52 bonds with a fair value of $273 million are collateralized by commercial mortgage loans, 26 bonds with a fair value of $ 48 million are collateralized by residential mortgage loans, and 2 bonds with a fair value of $24 million are collateralized by other collateral. The loan-backed and structured securities reported at fair value have a weighted average coupon of 5.33%.

As of December 31, 2011, the reported fair value of bonds in Level 3 was $457 million, representing 114 individual bonds. The bonds are carried at fair value due to being rated NAIC 6.

Of the 114 bonds reported at fair value, 107 bonds are loan-backed and structured securities with a fair value of $457 million. Of the loan-backed and structured securities reported at fair value, 59 bonds with a fair value of $284 million are collateralized by commercial mortgage loans, 47 bonds with a fair value of $154 million are collateralized by residential mortgage loans, and 1 bond with a fair value of $19 million is collateralized by other collateral. The loan-backed and structured securities reported at fair value have a weighted average coupon of 5.38%. The remaining 7 bonds are issuer obligations with a fair value less than $1 million collectively and have a weighted average coupon of 5.90%.

COMMON STOCKS LEVELS 2 AND LEVELS 3:

As of December 31, 2012, the reported fair value of common stocks in Level 2 and Level 3 was $559 million representing 16 individual common stocks. Common stocks are carried at fair value in accordance with SSAP No. 30.

Of the 16 common stocks, 15 common stocks with a fair value of $559 million were reported in Level 3. 10 common stocks with a fair value of $277 million have a pricing method where the price per share is determined by the reporting entity; and 5 common stocks with a fair value of $282 million have a pricing method

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NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

where the unit price is published by the NAIC Securities Valuation Office.

As of December 31, 2011, the reported fair value of common stocks in Level 2 and Level 3 was $454 million representing 18 individual common stocks. Common stocks are carried at fair value in accordance with SSAP No. 30.

Of the 18 common stocks, 4 common stocks with a fair value of $83 million were in Level 2 and 14 common stocks with a fair value of $371 million were reported in Level 3. 4 common stocks with a fair value of $104 million have a pricing method where the price per share is determined by the reporting entity and 12 common stocks with a fair value of $350 million have a pricing method where the unit price is published by the NAIC Securities Valuation Office. The remaining 2 common stocks with a fair value less than $1 million have a pricing method where the unit price is published by the NAIC Securities Valuation Office.

PREFERRED STOCKS LEVEL 3:

As of December 31, 2012, the reported fair value of preferred stocks in Level 3 was $8 million, representing 2 individual preferred stocks. 1 preferred stock with a fair value of $ 4 million has a pricing method where the price per share is determined by the reporting entity; and 1 preferred stock with a fair value of $4 million has a pricing method where the unit price is published by the NAIC Securities Valuation Office. In accordance with SSAP No. 32, redeemable preferred stocks and perpetual preferred stocks that are NAIC designated RP4-RP6 and P4 to P6 are reported at the lower of book value or fair value.

As of December 31, 2011, the reported fair value of preferred stocks in Level 3 was $1 million, representing 3 individual perpetual preferred stocks priced internally. In accordance with SSAP No. 32, redeemable preferred stocks and perpetual preferred stocks that are NAIC designated 4 through 6 are reported at the lower of book value or fair value.

QUANTITATIVE INFORMATION REGARDING LEVEL 3 FAIR VALUE MEASUREMENTS

The following table provides quantitative information on significant unobservable inputs (Level 3) used in the fair value measurement of assets that are measured and reported at fair value at December 31, 2012 (in millions):

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average
Fixed Maturity Bonds:
RMBS	$47	Discounted Cash Flow	Discount Rate	4.1% – 20.0%	11.7%
		Market Comparable	Credit Analysis/Market Comparable	$95.00	$95.00
CMBS	$251	Discounted Cash Flow	Discount Rate	6.2% – 213.7%	31.4%
ABS	$24	Market Comparable	Credit Analysis/Market Comparable	$0.00 – $95.57	$95.57
Equity Securities:
Common Stock	$559	Equity Method	Book Value Multiple	0.00x – 3.26x	1.43x
		Market Comparable	EBITDA	5.60x – 12.00x	9.99x
			Book Value Multiple	0.44x – 1.00x	0.58x
Preferred Stock	$8	Equity Method	Book Value Multiple	0.94x	0.94x
		Recent Offering	Book Value Multiple	0.93x	0.93x
Separate Account Assets:
Real Estate Properties and Real Estate Joint Ventures	$13,065
Office Properties		Income Approach—Discounted cash flow	Discount Rate	6.5% – 9.8%	7.4%
			Terminal Capitalization Rate	5.5% – 8.5%	6.3%
		Income Approach—Direct Capitalization	Overall Capitalization Rate	4.5% – 8.5%	5.7%
Industrial Properties		Income Approach—Discounted cash flow	Discount Rate	6.5% – 9.8%	7.7%
			Terminal Capitalization Rate	5.5% – 8.3%	6.5%
		Income Approach—Direct Capitalization	Overall Capitalization Rate	5.0% – 8.0%	5.9%
Residential Properties		Income Approach—Discounted cash flow	Discount Rate	5.8% – 8.0%	6.7%
			Terminal Capitalization Rate	4.3% – 6.3%	5.0%
		Income Approach—Direct Capitalization	Overall Capitalization Rate	3.8% – 5.6%	4.4%
Retail Properties		Income Approach—Discounted cash flow	Discount Rate	6.5% – 11.3%	7.8%
			Terminal Capitalization Rate	5.8% – 11.0%	6.6%
		Income Approach—Direct Capitalization	Overall Capitalization Rate	4.5% – 10.8%	6.0%

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continued

Separate account real estate assets include the values of the related mortgage loans payable in the table below.

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average
Mortgage Loans Payable	$(2,283)
Office and Industrial Properties		Discounted cash flow	Loan to Value Ratio	36.0% – 67.0%	51.2%
			Equivalency Rate	2.5% – 3.0%	2.7%
		Net Present Value	Loan to Value Ratio	36.0% – 67.0%	51.2%
			Weighted Average Cost of Capital Risk Premiums	1.0% – 3.2%	1.7%
Residential Properties		Discounted cash flow	Loan to Value Ratio	37.0% – 60.0%	49.2%
			Equivalency Rate	2.3% – 3.9%	3.0%
		Net Present Value	Loan to Value Ratio	37.0% – 60.0%	49.2%
			Weighted Average Cost of Capital Risk Premiums	1.0% – 2.3%	1.5%
Retail Properties		Discounted cash flow	Loan to Value Ratio	31.0% – 153.0%	62.6%
			Equivalency Rate	2.6% – 7.1%	4.1%
		Net Present Value	Loan to Value Ratio	31.0% – 153.0%	62.6%
			Weighted Average Cost of Capital Risk Premiums	0.7% – 14.2%	4.1%
Limited Partnerships	$340	Relative Value	Estimated Net Asset Value (NAV)	0.0% – 7.2%	1.0%

ADDITIONAL QUALITATIVE INFORMATION ON FAIR VALUATION PROCESS

The Company has various processes and controls in place to ensure that fair value is reasonably estimated. The Risk Management Valuation group, which reports to the Chief Credit Risk Officer, sets the valuation policies for fixed income and equity securities and is responsible for the determination of fair value.

Risk Management Valuation (1) compares price changes between periods to current market conditions, (2) compares trade prices of securities to fair value estimates, (3) compares prices from multiple pricing sources, and (4) performs ongoing vendor due diligence to confirm that independent pricing services use market-based parameters for valuation. Internal and vendor valuation methodologies are reviewed on an ongoing basis and revised as necessary based on changing market conditions to ensure values represent a reasonable exit price.

Markets in which the Company’s fixed income securities trade are monitored by surveying the Company’s traders. Risk Management Valuation determines if liquidity is active enough to support a Level 2 classification. Use of independent non-binding broker quotations may indicate a lack of liquidity or the general lack of transparency in the process to develop these price estimates, causing them to be considered Level 3.

Level 3 equity investments generally include private equity co-investments along with general and limited partnership interests. Values are derived by the general partners. The partners generally fair value these instruments based on projected net earnings, earnings before interest, taxes depreciation and amortization, discounted cash flow, public or private market transactions, or valuations of comparable companies. When using market comparables, certain adjustments may be taken for differences between the reference comparable and the investment, such as liquidity. Investments may also be valued at cost for a period of time after an acquisition, as the best indication of fair value.

With respect to real property investments in the TIAA’s Real Estate Account, each property is appraised, and each mortgage loan is valued, at least once every calendar quarter. Each property is appraised by an independent, external appraiser whose appraisals are reviewed by the Company’s internal appraisal staff and by the Real Estate Account’s independent fiduciary. Any differences in the conclusions of the Company’s internal appraisal staff and the independent appraiser are reviewed by the independent fiduciary, who will make a final determination. The independent fiduciary was appointed by a special subcommittee of the Investment Committee of TIAA Board of Trustees to, among other things, oversee the appraisal process. The independent fiduciary must approve all independent appraisers used by the Real Estate Account.

Mortgage loans payable are valued internally by Company’s internal valuation department, and reviewed by the Real Estate Account’s independent fiduciary, at least quarterly based on market factors, such as market interest rates and spreads for comparable loans, the performance of the underlying collateral (such as the loan-to-value ratio and the cash flow of the underlying collateral), the liquidity for mortgage loans of similar characteristics, the maturity date of the loan, the return demands of the market, and the credit quality of the Real Estate Account.

Note 12—Eurozone exposure

The Company’s investment portfolio includes direct investment exposure to the Eurozone region. The Eurozone region consists of 17 member countries from within the European Union that have adopted the euro as their common currency and sole legal tender. The Eurozone countries are Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain. The Company has direct investment exposure to a group of peripheral countries within the Eurozone facing significant economic and fiscal strains, which includes Greece, Italy, Ireland, Portugal and Spain (collectively “GIIPS”). Specific

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-89

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

country exposure is determined based on the security issuer’s country of incorporation.

The following tables set forth the composition of the Company’s direct sovereign and non-sovereign exposure to the GIIPS countries, by country of incorporation, attributable to TIAA’s general account, as of December 31, 2012 and 2011 (in millions):

	2012
	Sovereign Exposure		Non-Sovereign Exposure
	Statement Value	Fair Value	Statement Value	Fair Value
Ireland
Bonds	$—	$—	$240	$281
Stocks	—	—	14	14
Total	$—	$—	$254	$295
Italy
Bonds	$25	$29	$27	$29
Total	$25	$29	$27	$29
Spain
Bonds	$38	$42	$241	$259
Total	$38	$42	$241	$259
Grand Total	$63	$71	$522	$583

	2011
	Sovereign Exposure		Non-Sovereign Exposure
	Statement Value	Fair Value	Statement Value	Fair Value
Portugal
Bonds	$—	$—	$114	$115
Total	$—	$—	$114	$115
Ireland
Bonds	$—	$—	$205	$196
Stocks	—	—	6	6
Total	$—	$—	$211	$202
Italy
Bonds	$—	$—	$26	$21
Total	$—	$—	$26	$21
Spain
Bonds	$—	$—	$269	$266
Total	$—	$—	$269	$266
Grand Total	$—	$—	$620	$604

The Company has no direct non-sovereign exposure to Greece or Portugal as of December 31, 2012. The Company has no direct non-sovereign exposure to Greece as of December 31, 2011. The Company has 16% and 13% of total direct non-sovereign exposure related to financial institutions within the GIIPS countries as of December 31, 2012 and 2011, respectively.

The Company has no gross unfunded commitments for investments in the GIIPS countries as of December 31, 2012 and 2011.

At December 31, 2012 and 2011, investment grade holdings (NAIC 1 and 2) made up 100% and 97% of GIIPS countries’ investments, respectively. The Company’s investments in the GIIPS countries are subject to the Company’s OTTI evaluation process.

The Company is not liable for any credit default protection underwritten for sovereign debt issued by the GIIPS countries as of December 31, 2012 and 2011.

Note 13—derivative financial instruments

The Company uses derivative instruments for economic hedging, income generation, and asset replication purposes. TIAA does not engage in derivative financial instrument transactions for speculative purposes. The Company enters into derivatives directly with counterparties of high credit quality (i.e., rated A-/A3 or better at the date of a transaction) and monitors counterparty credit quality on an ongoing basis. TIAA’s counterparty credit risk is limited to the net positive fair value of its derivative positions for each individual counterparty, unless otherwise described below. Effective January 1, 2003 TIAA adopted SSAP 86, “Accounting for Derivative Instruments and Hedging Activities,” and has applied this statement to all derivative transactions entered into or modified on or after that date. The NAIC has also adopted disclosure requirements included within Accounting Standards Codification 815, “Derivatives and Hedging” (“ASC 815”) and Accounting Standards Codification 460, “Guarantees” (“ASC 460”), for annual audited statements in accordance with guidelines provided by the Statutory Accounting Principles Working Group. Additional information related to derivatives may also be found in Note 11, Disclosures about Fair Value of Financial Instruments.

Collateral: The Company currently has International Swaps and Derivatives Association (“ISDA”) master swap agreements in place with each of its seventeen counterparties to a derivative transaction. In addition to the ISDA agreement, Credit Support Annexes (“CSA”), which are bilateral collateral agreements, have been put in place with thirteen derivative counterparties. The CSA’s allow TIAA’s exposure to a counterparty to be collateralized by the posting of cash or highly liquid U.S. government securities. As of December 31, 2012, TIAA held cash collateral of $22 million from its counterparties. TIAA must also post collateral to the extent its net position with a given counterparty is at a loss relative to the counterparty. As of December 31, 2012, the Company pledged cash collateral of $78 million and securities collateral of $15 million to its counterparties.

Contingent Features: Certain of the Company’s master swap agreements governing its derivative instruments contain provisions that require the Company to maintain a minimum credit rating from two of the major credit rating agencies. If the Company’s credit rating were to fall below the specified minimum, each of the counterparties to agreements with such requirements could terminate all outstanding derivative transactions between such counterparty and the Company. The termination would require immediate payment of amounts expected to approximate the net liability positions of such transactions with such counterparty. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a liability position on December 31, 2012 is $247 million for which the Company has posted collateral of $78 million in the normal course of business.

Foreign Currency Swap Contracts: TIAA enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the

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continued

Company is exposed to both market and counterparty risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized loss as of December 31, 2012, from foreign currency swap contracts that do not qualify for hedge accounting treatment was $81 million. The net realized loss for the year ended December 31, 2012, from all foreign currency swap contracts was $77 million.

Foreign Currency Forward Contracts: TIAA enters into foreign currency forward contracts to exchange foreign currency at specified future dates and at specified rates (in U.S. dollars) to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. The changes in the value of the contracts related to foreign currency exchange rates are recognized as unrealized gains or losses. A foreign exchange premium or (discount) is recorded at the time a contract is opened, based on the difference between the forward exchange rate and the spot rate. The Company amortizes the foreign exchange premium/(discount) into investment income over the life of the forward contract or at the settlement date, if the forward contract is less than a year. The net unrealized loss for the year ended December 31, 2012, from foreign currency forward contracts that do not qualify for hedge accounting treatment was $12 million. The net realized gain for the year ended December 31, 2012, from all foreign currency forward contracts was $7 million.

Interest Rate Swap Contracts: The Company enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts allow the Company to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Net payments received and net payments made or accrued under interest rate swap contracts are included in net investment income. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized loss for the year ended December 31, 2012, from interest rate swap contracts that do not qualify for hedge accounting treatment was $2 million. The net realized gain/(loss) for the year ended December 31, 2012, from all interest rate swap contracts was $0.

Purchased Credit Default Swap Contracts: The Company purchases credit default swaps as protection against unexpected credit events on selective investments in the Company’s portfolio. The premium payment to the counterparty on these contracts is expensed as incurred. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized loss for the year ended December 31, 2012, from purchased credit default swap contracts that do not qualify for hedge accounting treatment was $36 million. The net realized loss for the year ended December 31, 2012 from all purchased credit default swap contracts was $1 million.

Written Credit Default Swaps used in Replication Transactions: A replication synthetic asset transaction (“RSAT”) is a derivative transaction (the derivative component) established concurrently with another fixed income instrument (the cash component) in order to “replicate” the investment characteristics of another instrument (the reference entity). As part of a strategy to replicate desired credit exposure in conjunction with high-rated host securities, TIAA writes or sells credit default swaps on either single name corporate credits or credit indices and provides credit default protection to the buyer. This type of derivative instrument is traded over-the-counter, and the Company is exposed to market, credit and counterparty risk. The carrying value of credit default swaps used in RSAT’s represents the unamortized premium received/(paid) for selling the default protection. This premium is amortized into investment income over the life of the swap. The Company has negligible counterparty credit risk with the buyer. The net realized gain for the year ended December 31, 2012 from all written credit default swap contracts was $10 million.

Events or circumstances that would require the Company to perform under a written credit derivative position may include, but are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, restructuring of debt and acceleration, or default. The maximum potential amount of future payments (undiscounted) the Company could be required to make under the credit derivative is represented by the notional amount of the contract. Should a credit event occur, the amounts owed to counterparty by the Company may be subject to recovery provisions that include, but are not limited to:

1.	Notional amount payment by the Company to Counterparty and/or delivery of physical security by Counterparty to the Company.

2.	Notional amount payment by the Company to Counterparty net of contractual recovery fee.

3.	Notional amount payment by the Company to Counterparty net of auction determined recovery fee.

The following table contains information related to replication positions where credit default swaps have been sold by the Company on the Dow Jones North American Investment Grade Series of indexes (DJ.NA.IG). Each index is comprised of 125 of the most liquid investment grade credits domiciled in North America and represent a broad exposure to the investment grade corporate market. The Company has written contracts on the “Super Senior” (60% to 100%) tranche of the Dow Jones North American Investment Grade Index Series 7 and 9 (DJ.NA.IG.7 and DJ.NA.IG.9, respectfully), whereby TIAA is obligated to perform should the default rates of each index exceed 60%. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the notional amount of the contracts. The Company will record an impairment (realized loss) on a derivative position

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-91

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

if an existing condition or set of circumstances indicates there is limited ability to recover an unrealized loss (in millions):

Asset Class	Term	Notional	Average Annual Premium Received	Fair Value	2012 Impairment
DJ Investment Grade Index—Series 7 & 9
Super Senior Tranche 60%–100%	3–5 years	$2,574	0.24%	$19	$—

The following table contains information related to Replication positions where Credit Default Swaps have been sold by the Company on individual debt obligations of corporations and sovereign nations. The maximum potential amount of future pay-

ments (undiscounted) the Company could be required to make under these positions is represented by the notional amount. TIAA will record an impairment (realized loss) on a derivative position if an existing condition or set of circumstances indicates there is limited ability to recover an unrealized loss (in millions):

Asset Class	Term	Notional	Average Annual Premium Received	Fair Value	2012 Impairment
Corporate	0–2 years	$540	1.00%	$8	$—
Corporate	2–4 years	191	0.50%	1	—
Corporate	4–9 years	70	2.71%	—	—
Sovereign	0–2 years	140	1.52%	1	—
Sovereign	2–4 years	57	1.00%	1	—
Total		$998		$11	$—

Information related to the credit quality of replication positions where credit default swaps have been sold by the Company on indexes, individual debt obligations of corporations and sovereign nations appears below. The values are listed in order of their NAIC Credit Designation, with a designation of 1 having the highest credit quality and designations of 4 or below having the lowest credit quality based on the underlying asset referenced by the credit default swap (in millions):

	Reference Entity Asset Class	RSAT Notional Amount	Derivative Component Fair Value	Cash Component Fair Value	RSAT Fair Value
RSAT NAIC Designation
1 Highest Quality	Tranche	$2,574	$19	$3,266	$3,285
	Corporate	636	8	755	764
	Sovereign	60	1	72	73
	Subtotal	3,270	28	4,093	4,122
2 High Quality	Tranche	—	—	—	—
	Corporate	95	1	119	120
	Sovereign	72	1	85	86
	Subtotal	167	2	204	206
3 Medium Quality	Tranche	—	—	—	—
	Corporate	40	(3)	57	54
	Sovereign	40	—	48	48
	Subtotal	80	(3)	105	102
4 Low Quality	Tranche	—	—	—	—
	Corporate	30	3	36	39
	Sovereign	25	—	30	30
	Subtotal	55	3	66	69
	Total	$3,572	$30	$4,468	$4,499

B-92	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

A summary of derivative asset and liability positions by carrying value, held by the Company, including notional amounts, carrying values and estimated fair values, appears below (in millions):

		December 31, 2012			December 31, 2011
		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV
Foreign Currency Swap Contracts	Assets	$759	$55	$56	$1,536	$106	$108
	Liabilities	2,485	(292)	(322)	1,305	(275)	(317)
	Subtotal	3,244	(237)	(266)	2,841	(169)	(209)
Foreign Currency Forward Contracts	Assets	93	1	1	167	9	9
	Liabilities	184	(4)	(4)	—	—	—
	Subtotal	277	(3)	(3)	167	9	9
Interest Rate Swap Contracts	Assets	351	32	32	384	33	33
	Liabilities	—	—	—	—	—	—
	Subtotal	351	32	32	384	33	33
Credit Default Swap Contracts—RSAT	Assets	3,460	6	32	8,081	9	50
	Liabilities	112	(6)	(2)	291	(18)	(11)
	Subtotal	3,572	—	30	8,372	(9)	39
Credit Default Swap Contracts (Purchased Default Protection)	Assets	83	2	2	646	28	28
	Liabilities	1,743	(44)	(44)	1,316	(33)	(33)
	Subtotal	1,826	(42)	(42)	1,962	(5)	(5)
Total	Assets	4,746	96	123	10,814	185	228
	Liabilities	4,524	(346)	(372)	2,912	(326)	(361)
	Total	$9,270	$(250)	$(249)	$13,726	$(141)	$(133)

The Company will record an impairment of a derivative position if an existing condition or set of circumstances indicates there is a limited ability to recover an unrealized loss. The Company held $9.3 billion notional amount in derivative positions on December 31, 2012. Cumulative impairments of these positions were $9 million, all of which was recorded in 2012. During 2012 the average fair value of derivatives used for other than hedging purposes, which is the derivative component of RSATs, was $38 million in assets.

The table below illustrates the Fair Values of Derivative Instruments in the Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves. Instruments utilizing hedge accounting treatment are shown as Qualifying Hedge Relationships. Hedging instruments that utilize fair value accounting are shown as Non-qualifying Hedge Relationships. Derivatives used in Replication strategies are shown as Derivatives used for other than Hedging Purposes (in millions):

	Fair Value of Derivative Instruments
	Asset Derivatives				Liability Derivatives
	December 31, 2012		December 31, 2011		December 31, 2012		December 31, 2011
Qualifying Hedge Relationships	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV
Foreign Currency Swaps	Derivatives	$1	Derivatives	$3	Derivatives	$(128)	Derivatives	$(162)
Total Qualifying Hedge Relationships		1		3		(128)		(162)

Non-qualifying Hedge Relationships
Interest Rate Contracts	Derivatives	32	Derivatives	33	Derivatives	—	Derivatives	—
Foreign Currency Swaps	Derivatives	55	Derivatives	105	Derivatives	(194)	Derivatives	(155)
Foreign Currency Forwards	Derivatives	1	Derivatives	9	Derivatives	(4)	Derivatives	—
Purchased Credit Default Swaps	Derivatives	2	Derivatives	28	Derivatives	(44)	Derivatives	(33)
Total Non-qualifying Hedge Relationships		90		175		(242)		(188)

Derivatives used for other than Hedging Purposes
Written Credit Default Swaps	Derivatives	32	Derivatives	50	Derivatives	(2)	Derivatives	(11)
Total Derivatives used for other than Hedging Purposes		32		50		(2)		(11)
Total Derivatives		$123		$228		$(372)		$(361)

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-93

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

The table below illustrates the Effect of Derivative Instruments in the Statements of Operations. Instruments utilizing hedge accounting treatment are shown as Qualifying Hedge Relationships. Instruments that utilize fair value accounting are shown as Non-qualifying Hedge Relationships. Derivatives used in Replication strategies are shown as Derivatives used for other than Hedging Purposes (in millions):

	Effect of Derivative Instruments
	December 31, 2012		December 31, 2011
Qualifying Hedge Relationships	Income Statement Location	Realized Gain (Loss)	Income Statement Location	Realized Gain (Loss)
Foreign Currency Swaps	Net Realized Capital Gain (Loss)	$(36)	Net Realized Capital Gain (Loss)	$(56)
Amount of Gain or (Loss) Recognized in Income on Derivative (Ineffective Portion and Amount Excluded from Effectiveness Testing)	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	—
Total Qualifying Hedge Relationships		(36)		(56)

Non-qualifying Hedge Relationships
Interest Rate Contracts	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	—
Foreign Currency Swaps	Net Realized Capital Gain (Loss)	(41)	Net Realized Capital Gain (Loss)	(49)
Foreign Currency Forwards	Net Realized Capital Gain (Loss)	7	Net Realized Capital Gain (Loss)	6
Purchased Credit Default Swaps	Net Realized Capital Gain (Loss)	(1)	Net Realized Capital Gain (Loss)	—
Interest Rate Futures Contracts	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	(167)
Total Non-qualifying Hedge Relationships		(35)		(210)

Derivatives used for other than Hedging Purposes
Written Credit Default Swaps	Net Realized Capital Gain (Loss)	10	Net Realized Capital Gain (Loss)	17
Equity Contracts	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	13
Total Derivatives used for other than Hedging Purposes	Net Realized Capital Gain (Loss)	10	Net Realized Capital Gain (Loss)	30
Total Derivatives		$(61)		$(236)

Note 14—separate accounts

The TIAA Separate Account VA-1 (“VA-1”) is a segregated investment account and was established on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding non-pension (after-tax) variable annuity contracts for employees of non-profit institutions organized in the United States, including governmental institutions. VA-1 was registered with the Securities and Exchange Commission, (the “Commission”) effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. VA-1 consists of a single investment portfolio, the Stock Index Account (“SIA”). The SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall market for common stocks publicly traded in the United States.

The TIAA Real Estate Account (“REA”) is a segregated investment account and was organized on February 22, 1995 under the insurance laws of the State of New York for the purpose of providing an investment option to the Company’s pension customers to direct investments to an investment vehicle that invests primarily in real estate. REA was registered with the Commis-

sion under the Securities Act of 1933 effective October 2, 1995. REA’s target is to invest between 75% and 85% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in publicly-traded securities and other instruments that are easily converted to cash to maintain adequate liquidity.

The TIAA Separate Account VA-3 (“VA-3”) is a segregated investment account and was organized on May 17, 2006 under the laws of the State of New York for the purposes of funding individual and group variable annuities for retirement plans of employees of colleges, universities, other educational and research organizations, and other governmental and non-profit institutions. VA-3 was registered with the Commission as an investment company under the Investment Company Act of 1940, effective September 29, 2006, and operates as a unit investment trust.

The TIAA Stable Value is an insulated, non-unitized separate account and was established on April, 2010 qualifying under New York Insurance Law 4240(a)(5)(ii). The Separate Account supports a flexible premium group deferred fixed annuity contract that is intended initially to be offered to employer sponsored retirement plans.

B-94	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

In accordance with the domiciliary state procedures for approving items within the separate accounts, the separate accounts classification of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference
TIAA Separate Account VA-1	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Separate Account VA-3	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Real Estate Account	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Stable Value	Group Deferred Fixed Annuity	Section 4240(a)(5)(ii) of the New York Insurance Law

The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

As of December 31, 2012 and 2011, the Company’s separate account statement included legally insulated assets of $18,420 million and $16,019 million, respectively. The assets legally insulated from the general account as of December 31, 2012 are attributed to the following products (in millions):

Product	Legally Insulated Assets	Separate Account Assets (Not Legally Insulated)
TIAA Separate Account VA-1	$770	$—
TIAA Separate Account VA-3	2,482	—
TIAA Real Estate Account	15,024	—
TIAA Stable Value	144	—
Total	$18,420	$—

In accordance with the products recorded within the separate account, some separate account liabilities are guaranteed by the general account. (In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policy holder proceeds will be remitted by the general account.)

As of December 31, 2012, the general account of the Company had a maximum guaranteed minimum death benefit for separate account liabilities of $0.7 million. The amount paid for risk charges is not explicit, but rather embedded within the mortality and expense charge.

For the year ended December 31, 2012, the general account of the Company had paid (received) $0.4 million towards separate account guarantees. The total separate account guarantees paid (received) by the general account for the preceding five years ending at December 31, are as follows (in millions):

2011	$0.1
2010	$0.5
2009	$2.1
2008	$3.4
2007	$3.0

The General Account provides the Real Estate Separate Account with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If the Real Estate Separate Account cannot fund participant requests, the General Account will fund them by purchasing accumulation units in the Real Estate Separate Account. Under this agreement, the Company guarantees that participants will be able to redeem their accumulation units at their accumulation unit value next determined after the transfer or withdrawal request is received in good order. To compensate the general account for the risk taken, the separate account paid liquidity charges as follows for the past five (5) years (in millions):

2012	$31.4
2011	$23.7
2010	$13.1
2009	$12.1
2008	$19.7

The table below shows amounts that the TIAA general account has paid towards the separate account liquidity guarantees and thus purchased units in the Real Estate Separate Account for the past five (5) years (in millions):

2012	$—
2011	$—
2010	$—
2009	$1,058.7
2008	$155.6

During 2012 there was $940 million of units redeemed by the Real Estate Separate Account. The remaining $321 million of accumulation units have been redeemed in the first quarter of 2013.

The Company engages in securities lending transactions through its VA-1 Separate Account.

As of December 31, 2012, the Separate Account had loaned securities of $15.9 million and collateral of $16.1 million.

The Company’s Separate Account may lend securities to qualified institutional borrowers to earn additional income. The Separate Account receives collateral (in the form of cash, Treasury securities, or other collateral permitted by applicable law) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of loaned securities during the period of the loan. Cash collateral received by the Separate Account will generally be invested in high quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. The Separate Account bears the market risk with respect to the collateral investment, securities loaned, and the risk that the counterparty may default on its obligations.

The Company’s General Account does not currently engage in securities lending transactions.

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-95

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Additional information regarding separate accounts of the Company is as follows for the years ended December 31, (in millions):

	2012
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations	$92	$—	$2,545	$2,637
Reserves
For accounts with assets at:
Fair value	$—	$—	$17,777	$17,777
Amortized cost	113	—	—	113
Total reserves	$113	$—	$17,777	$17,890

By withdrawal characteristics:
Subject to discretionary withdrawal	$7	$—	$—	$7
At fair value	—	—	17,777	17,777
Not subject to discretionary withdrawal	106	—	—	106
Total reserves	$113	$—	$17,777	$17,890

	2011
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations	$38	$—	$2,655	$2,693
Reserves
For accounts with assets at:
Fair value	$—	$—	$14,615	$14,615
Amortized cost	67	—	—	67
Total reserves	$67	$—	$14,615	$14,682

By withdrawal characteristics:
Subject to discretionary withdrawal	$4	$—	$—	$4
At fair value	—	—	14,615	14,615
Not subject to discretionary withdrawal	63	—	—	63
Total reserves	$67	$—	$14,615	$14,682

	2010
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations	$25	$—	$2,626	$2,651
Reserves
For accounts with assets at:
Fair value	$—	$—	$11,704	$11,704
Amortized cost	23	—	—	23
Total reserves	$23	$—	$11,704	$11,727

By withdrawal characteristics:
Subject to discretionary withdrawal	$—	$—	$—	$—
At fair value	—	—	11,704	11,704
Not subject to discretionary withdrawal	23	—	—	23
Total reserves	$23	$—	$11,704	$11,727

The following is a reconciliation of transfers to (from) the Company to the Separate Accounts for the years ended December 31, (in millions):

	2012	2011	2010
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$2,935	$3,121	$3,209
Transfers from Separate Accounts	(1,417)	(1,463)	(1,079)
Net transfers (from) or to Separate Accounts	1,518	1,658	2,130

Reconciling Adjustments:
Fund transfer exchange gain (loss)	—	3	—
Transfers as reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$1,518	$1,661	$2,130

Note 15—management agreements

Under Cash Disbursement and Reimbursement Agreements, the Company serves as the common pay-agent for its operating and investment subsidiaries and affiliates. The Company has allocated expenses of $1,464 million, $1,252 million and $1,076 million to its various subsidiaries and affiliates for the years ended December 31, 2012, 2011 and 2010, respectively. In addition, under management agreements, the Company provides investment advisory and administrative services for TIAA-CREF Life and administrative services to the TIAA-CREF Trust Company, FSB, and VA-1.

The expense allocation process determines the portion of the total investment and operating expenses that is attributable to each legal entity and to each line of business within an entity. Every month the Company allocates incurred expenses to each line of business supported by the Company and its affiliated companies. As part of this allocation process, every department with personnel and every vendor related expense is allocated to lines of business based on defined allocation methodologies.

B-96	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

These methodologies represent either shared or direct costs depending on the nature of the service provided. At the completion of the allocation process all expenses are assigned to a line of business and legal entity.

Activities necessary for the operation of the College Retirement Equities Fund (“CREF”), a companion organization, are provided at-cost by two subsidiaries of the Company. Such services are provided in accordance with an Investment Management Services Agreement, dated as of January 2, 2008, between CREF and TIAA-CREF Investment Management, LLC (“Investment Management”), and in accordance with a Principal Underwriting and Distribution Services Agreement for CREF, dated as of January 1, 2009, between CREF and TIAA-CREF Individual and Institutional Services, LLC (“Services”). The Company also performs administrative services for CREF, on an at-cost basis. The management fees collected under these agreements and the equivalent allocated expenses, which amounted to approximately $878 million, $870 million and $787 million for the years ended December 31, 2012, 2011 and 2010, respectively, are not included in the statements of operations and had no effect on the Company’s operations.

Advisors provides investment advisory services for VA-1, certain proprietary funds and other separately managed portfolios in accordance with investment management agreements. Teachers Personal Investors Services, Inc. (“TPIS”) and Services distribute variable annuity contracts for VA-1 and VA-3 as well as registered securities for certain proprietary funds and non-proprietary mutual funds.

All services necessary for the operation of REA are provided at-cost by the Company and Services. The Company provides investment management and administrative services for REA. Distribution services are provided in accordance with a Distribution Services Agreement between REA and Services. The Distribution and Administrative Services Agreement between REA and Services limits the work performed by Services to distribution activities with the Company assuming responsibility for all administrative activities. The Company and Services receive management fee payments from REA on a daily basis according to formulae established each year and adjusted periodically, with the objective of keeping the management fees as close as possible to actual expenses attributable to operating REA. Any differences between actual expenses and daily charges are adjusted quarterly.

The following amounts receivable from or payable to subsidiaries and affiliates are included in the lines Other assets and Other liabilities on the Balance Sheet, as of December 31 (in millions):

	Receivable		Payable
Subsidiary/Affiliate	2012	2011	2012	2011
CREF	$10.5	$—	$—	$25.2
Investment Management	1.4	2.1	—	—
TIAA-CREF Life	9.9	19.4	0.3	—
Teachers Personal Investor Service	4.8	—	—	—
TIAA-CREF Trust Company	—	—	—	3.2
Covariance	6.7	—	—	—
Total	$33.3	$21.5	$0.3	$28.4

Note 16—federal income taxes

By charter, the Company is a stock life insurance company that operates on a non-profit basis and through December 31, 1997 was exempt from federal income taxation under the Internal Revenue Code. Any non-pension income, however, was subject to federal income taxation as unrelated business income. Effective January 1, 1998, as a result of federal legislation, the Company is no longer exempt from federal income taxation and is taxed as a stock life insurance company.

SSAP No. 101 became effective January 1, 2012 and included revised disclosure requirements for income taxes. Calendar year 2011 data has been revised to follow the SSAP 101 disclosure requirements to allow for better comparison. In revising the calendar year 2011 information no amounts have been recalculated or changed. The Company has met the necessary RBC levels to admit the greatest amount of deferred tax assets available under SSAP 101, Income Taxes—A Replacement of SSAP No. 10R and SSAP No. 10. The admissibility is consistent with the Company’s prior year election under SSAP No. 10R and has resulted in no material adoption impact. The application of SSAP No. 101 requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Based on the weight of available evidence the Company has recorded a valuation allowance of $7.7 million on foreign tax credit carry forwards as of December 31, 2012.

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-97

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Components of the net deferred tax asset/(liability) are as follows (in millions):

	12/31/2012			12/31/2011			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
a) Gross Deferred Tax Assets	$12,057	$1,472	$13,529	$11,756	$2,617	$14,373	$301	$(1,145)	$(844)
b) Statutory Valuation Allowance Adjustments	8	—	8	3	—	3	5	—	5
c) Adjusted Gross Deferred Tax Assets (1a–1b)	$12,049	$1,472	$13,521	$11,753	$2,617	$14,370	$296	$(1,145)	$(849)
d) Deferred Tax Assets Non-admitted	8,560	404	8,964	8,430	1,818	10,248	130	(1,414)	(1,284)
e) Subtotal Net Admitted Deferred Tax Asset (1c–1d)	3,489	1,068	4,557	3,323	799	4,122	166	269	435
f) Deferred Tax Liabilities	320	1,002	1,322	338	714	1,052	(18)	288	270
g) Net Admitted Deferred Tax Assets/(Net Deferred Tax Liability) (1e–1f)	$3,169	$66	$3,235	$2,985	$85	$3,070	$184	$(19)	$165

	12/31/2012			12/31/2011			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
Admission Calculation Components Under SSAP No. 101
a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
b) Adjusted Gross DTA Expected To Be Realized (Excluding The Amount of DTA From 2(a) above After Application of the Threshold Limitation. (The Lesser of 2(b)1 and 2(b) 2 below)	$3,169	$66	$3,235	$2,985	$85	$3,070	$184	$(19)	$165
1. Adjusted Gross DTA Expected to be Realized Following the Balance Sheet Date.	$3,169	$66	$3,235	$2,985	$85	$3,070	$184	$(19)	$165
2. Adjusted Gross DTA Allowed per Limitation Threshold.	XXX	XXX	$3,897	XXX	XXX	$3,477	XXX	XXX	$420
c) Adjusted Gross DTA (Excluding The Amount of DTA From 2(a) and 2(b) above) Offset by Gross DTL.	$320	$1,002	$1,322	$338	$714	$1,052	$(18)	$288	$270
d) DTA Admitted as the result of application of SSAP No. 101. Total (2(a)+2(b)+2(c))	$3,489	$1,068	$4,557	$3,323	$799	$4,122	$166	$269	$435

								2012	2011
Ratio Percentage Used to Determine Recovery Period and Threshold Limitation Amount								1064%	N/A

	12/31/2012			12/31/2011			Change
	(1) Ordinary Percent	(2) Capital Percent	(3) (Col 1+2) Total Percent	(4) Ordinary Percent	(5) Capital Percent	(6) (Col 4+5) Total Percent	(7) (Col 1–4) Ordinary Percent	(8) (Col 2–5) Capital Percent	(9) (Col 7+8) Total Percent
Impact of Tax Planning Strategies:
(a) Adjusted Gross DTAs (% of Total Adjusted Gross DTAs)	2.2%	—	2.2%	0.5%	—	0.5%	1.7%	—	1.7%
(b) Net Admitted Adjusted Gross DTAs (% of Total Net Admitted Adjusted Gross DTAs)	9.2%	—	9.2%	2.3%	—	2.3%	6.9%	—	6.9%
(c) TIAA does not have tax-planning strategies that include the use of reinsurance.

TIAA has no temporary differences for which deferred tax liabilities are not recognized.

B-98	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

Income taxes incurred consist of the following major components (in millions):

		12/31/2012	12/31/2011	Change
1.	Current Income Tax:
	Federal income tax expense/(benefit)	$(763)	$97	$(860)
	Subtotal	$(763)	$97	$(860)
	Federal income taxes expense/(benefit) on net capital gains	$(24)	$853	$(877)
	Generation/(Utilization) of loss carry-forwards	776	(1,089)	1,865

	Federal and foreign income taxes incurred	$(11)	$(139)	$128

2.	Deferred Tax Assets:
(a)	Ordinary:
	Policyholder reserves	$348	$366	$(18)
	Investments	723	794	(71)
	Deferred acquisition costs	28	28	—
	Policyholder dividends accrual	649	604	45
	Fixed assets	154	85	69
	Compensation and benefits accrual	286	272	14
	Receivables—non-admitted	36	—	36
	Net operating loss carry-forward	2,136	1,368	768
	Tax credit carry-forward	43	32	11
	Other (including items < 5% of total ordinary tax assets	512	609	(97)
	Intangible Assets—Business in Force and Software	7,142	7,598	(456)
	(99) Subtotal	$12,057	$11,756	$301
(b)	Statutory valuation allowance adjustment	8	3	5
(c)	Non-admitted	8,560	8,430	130
(d)	Admitted ordinary deferred tax assets (2a99 – 2b – 2c)	$3,489	$3,323	$166

(e)	Capital:
	Investments	$1,421	$2,481	$(1,060)
	Real estate	38	136	(98)
	Other (including items < 5% of total capital tax assets	13	—	13
	(99) Subtotal	$1,472	$2,617	$(1,145)
(f)	Statutory valuation allowance adjustment	—	—	—
(g)	Non-admitted	404	1,818	(1,414)
(h)	Admitted capital deferred tax assets (2e99 – 2f – 2g)	1,068	799	269
(i)	Admitted deferred tax assets (2d + 2h)	$4,557	$4,122	$435

3.	Deferred Tax Liabilities:
(a)	Ordinary:
	Investments	$317	$337	$(20)
	Other (including items < 5% of total ordinary tax liabilities)	3	1	2
	(99) Subtotal	$320	$338	$(18)
(b)	Capital:
	Investments	$1,002	$714	$288
	(99) Subtotal	$1,002	$714	$288
(c)	Deferred tax liabilities (3a99 + 3b99)	$1,322	$1,052	$270

4.	Net Admitted Deferred Tax:
	Assets/Liabilities (2i – 3c)	$3,235	$3,070	$165

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-99

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

5. The change in the net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the Change in Non-admitted Assets is reported separately from the Change in Net Deferred Income Taxes in the surplus section of the Annual Statement) (in millions):

	12/31/2012	12/31/2011	Change
Total deferred tax assets	$13,529	$14,373	$(844)
Total deferred tax liabilities	(1,322)	(1,052)	(270)
Net deferred tax assets / liabilities	$12,207	$13,321	$(1,114)
Statutory valuation allowance (“SVA”) adjustment	8	3	5
Net deferred tax assets / liabilities after SVA	$12,199	$13,318	$(1,119)
Tax effect of unrealized gains/(losses)			191
Change in net deferred income tax (charge)/benefit from sources other than unrealized capital gains (losses)			$(928)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2012 are as follows (in millions):

Description	Amount	Tax Effect	Effective Tax Rate
Provision computed at statutory rate	$2,606	$912	35.00%
Dividends received deduction	(63)	(22)	(0.84)%
Amortization of interest maintenance reserve	(117)	(41)	(1.57)%
Meal disallowance, spousal travel, non-deductible lobbying, fines & penalties	9	3	0.10%
Prior year true-ups	274	96	3.68%
Non-admitted assets	(100)	(35)	(1.34)
Other	11	4	0.17%
Total	$2,620	$917	35.20%

Federal and foreign income tax incurred expense (benefit)		$(11)	(0.44)%
Change in net deferred income tax charge (benefit)		1,119	42.97%
Tax effect of unrealized capital gain		(191)	(7.33)%
Total statutory income taxes		$917	35.20%

At December 31, 2012, the Company had net operating loss carry forwards expiring through the year 2027 (in millions):

Year Incurred	Operating Loss	Year of Expiration
1999	$997	2014
2001	186	2016
2002	779	2017
2003	467	2018
2004	356	2019
2008	1,141	2023
2012	2,175	2027
Total	$6,101

At December 31, 2012, the Company had no capital loss carry forwards.

At December 31, 2012, the Company had foreign tax credit carry forwards as follows (in millions):

Year Incurred	Foreign Tax Credit	Year of Expiration
2005	3	2015
2006	3	2016
2007	2	2017
2008	2	2018
2009	2	2019
2010	2	2020
2011	6	2021
Total	$20

At December 31, 2012, the Company had General Business Credit carry forwards as follows (in millions):

Year Incurred	General Business Credit	Year of Expiration
2004	$1	2024
2005	2	2025
2006	5	2026
2007	7	2027
2008	5	2028
2009	2	2029
Total	$22

The Company did not incur federal income taxes expense for 2012 or preceding years that would be available for recoupment in the event of future net losses.

The Company does not have any protective tax deposits on deposit with the internal Revenue Service under IRC Section 6603.

Beginning in 1998, the Company has filed a consolidated federal income tax return with its includable affiliates (the “consolidating companies”). The consolidating companies participate in a tax-sharing agreement. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return. Amounts receivable from / (payable to) the Company’s subsidiaries for federal income taxes were $(3) million and $5 million at December 31, 2012 and 2011, respectively.

B-100	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

1) TIAA-CREF Life Insurance Company

2) TIAA-CREF Asset Management, Inc.

3) Dan Properties, Inc.

4) JV Georgia One, Inc.

5) JWL Properties, Inc.

6) ND Properties, Inc.

7) Savannah Teachers Properties, Inc.

8) TCT Holdings, Inc.

9) Teachers Advisors, Inc.

10) Teachers Personal Investors Service, Inc.

11) T-Investment Properties Corp.

12) T-Land Corp.

13) WRC Properties, Inc.

14) TIAA-CREF Tuition Financing, Inc.

15) TIAA-CREF Trust Company, FSB

16) 730 Texas Forest Holdings, Inc.

17) TIAA Global Markets, Inc.

18) T-C Sports Co., Inc.

19) TIAA Board of Overseers

20) TIAA Realty, Inc.

21) TIAA Park Evanston, Inc.

22) Oleum Holding Company, Inc.

23) Covariance Capital Management, Inc.

24) Westchester Group Investment Management, Inc.

25) Westchester Group Investment Management Holding Company, Inc.

26) GreenWood Resources, Inc.

TIAA has no federal or foreign income tax loss contingencies as determined in accordance with SSAP No. 5R—Liabilities, Contingencies and Impairments of Assets, with the modifications provided in SSAP No. 101, for which it is reasonably possible that the total liability will significantly increase within 12 months of the reporting date.

The IRS examination for tax years 2007, 2008, and 2009 federal income tax returns is scheduled to begin in 2013.

Note 17—pension plan and post-retirement benefits

The Company maintains a qualified, non-contributory defined contribution pension plan covering substantially all employees. All qualified employee pension plan liabilities are fully funded through retirement annuity contracts. Contributions are made to each participant’s contract based on a percentage of salary, with the applicable percentage varying by attained age. All contributions are fully vested after three years of service. Forfeitures arising from terminations prior to vesting are used to reduce future employer contributions. The accompanying statements of operations include contributions to the pension plan of approximately $36 million, $33 million and $36 million for the years ended December 31, 2012, 2011 and 2010, respectively. This includes supplemental contributions made to company-owned annuity contracts under a non-qualified deferred compensation plan.

In addition to the pension plan, the Company provides certain other post-retirement life and health insurance benefits to eligible retired employees who meet prescribed age and service requirements. The status of this plan for retirees and eligible active employees is summarized below (in millions):

	Post-retirement Benefits
	2012	2011	2010
Change in benefit obligation:
Benefit obligation at beginning of year	$155	$130	$116
Service cost	10	7	5
Interest cost	6	7	6
Actuarial loss	4	17	10
Benefits paid	(8)	(6)	(7)
Benefit obligation at end of year	$167	$155	$130

Change in plan assets
Employer contribution	$8	$6	$7
Benefits paid	(8)	(6)	(7)
Fair value of plan assets at end of year	$—	$—	$—

Funded status:
Unamortized prior service cost	$(1)	$(1)	$(1)
Unrecognized net loss	41	37	20
Accrued liabilities	127	119	111

Unfunded accumulated benefit obligation—vested employees	$167	$155	$130

Accumulated benefit obligation—non-vested employees	$23	$32	$33

The Company allocates benefit expenses to certain subsidiaries based upon salaries. The cost of postretirement benefits reflected in the accompanying statements of operations was approximately $8 million, $7 million and $5 million for 2012, 2011 and 2010, respectively.

The net periodic postretirement benefit cost for the years ended December 31, includes the following components (in millions):

	Post-retirement Benefits
	2012	2011	2010
Components of net periodic benefit cost:
Service cost	$10	$7	$5
Interest cost	6	7	6
Amount of recognized gains and losses	1	—	—
Total net periodic benefit cost	$17	$14	$11

The assumptions used at December 31 by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the year are as follows:

	2012	2011	2010
Weighted-average assumptions used to determine net periodic benefit cost as of December 31,
Weighted-average discount rate	4.50%	5.25%	5.75%
Rate of compensation increase	N/A	N/A	N/A
Weighted-average assumptions used to determine projected benefit obligations as of December 31,
Weighted-average discount rate	4.00%	4.50%	5.25%
Rate of compensation increase	N/A	N/A	N/A

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-101

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

For measurement purposes, a 8.50% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2013. The rate was assumed to decrease gradually to 6.23% for 2045 and remain at that level thereafter.

A measurement date of December 31, 2012 was used to determine the above.

The Company has multiple non-pension postretirement benefit plans. The health care plans are contributory, with participants’ contributions adjusted annually; the life insurance plans are noncontributory. Postretirement life insurance is offered only to those who retired prior to 2011. Company subsidies for the postretirement health care plans are offered to any who qualify for eligibility prior to 2015, after which newly qualifying retirees will pay the full cost of the health care plans. The accounting for health care plans anticipates future cost-sharing changes to the written plan consistent with the Company’s express intent to reflect general health care trend rates in the employee premiums. For postretirement medical, this is consistent with pre-65 trend rate assumptions of 8.5% for 2012 gradually scaling down to 5.76% in 2023. For post-65 medical care, this is consistent with a trend rate assumption of 8.0% in 2012 scaling down to 5% in 2018.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects (in millions):

	Post-retirement Benefits
	2012	2011	2010
Effect of a 1% increase in benefit costs:
Change in post-retirement benefit obligation	$23	$19	$14
Change in service cost and interest cost	$3	$2	$1
Effect of a 1% decrease in benefit costs:
Change in post-retirement benefit obligation	$(19)	$(16)	$(12)
Change in service cost and interest cost	$(2)	$(2)	$(1)

The Company also maintains a non-qualified deferred compensation plan for non-employee trustees and members of the TIAA Board of Overseers. The plan provides an award equal to 50% of the annual stipend that is invested annually in company-owned annuity contracts. Payout of accumulations is normally made in a lump sum following the trustees’ or member’s separation from the Board.

The Company previously provided an unfunded Supplemental Executive Retirement Plan (“SERP”) to certain select executives and any TIAA associate deemed eligible by the Board of Trustees.

The SERP provided an annual retirement benefit payable at normal retirement calculated as 3.0% of the participant’s 5-year average total compensation based on an average of the highest five of the last ten years multiplied by the number of years of service not in excess of 15 years.

The accumulated benefit obligation totaled $47.6 million and $46.6 million as of December 31, 2012 and 2011, respectively. The Company had accrued pension cost of $41.4 million and $43.4 million and had an additional minimum liability accrued of $6.2 million and $3.2 million as of December 31, 2012 and 2011, respectively. The Company did not have any projected benefit obligation for non-vested employees for 2012 or 2011.

The plan obligations were determined based upon a discount rate of 3.08%. In accordance with SSAP No. 89, only vested obligations are reflected in the funded status.

The obligations of TIAA under the SERP are unfunded, unsecured promises to make future payments. As such, the plan has no assets. Contributions for a given period are equal to the benefit payments for that period. The expected rate of return on plan assets is not applicable.

Future benefits expected to be paid by the SERP are as follows (in millions):

2013	$4
2014	$4
2015	$4
2016	$4
2017	$4
Thereafter	$16

The Company does not have any regulatory contribution requirements for 2012.

IMPACT OF MEDICARE MODERNIZATION ACT ON POSTRETIREMENT BENEFITS

The Company expects to receive a 28% federal subsidy for plan prescription benefits arising from the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the “Act”) signed into law in December of 2003. The Act includes the following two new features to Medicare Part D that could affect the measurement of the accumulated postretirement benefit obligation (“APBO”) and net periodic postretirement cost for the plan.

•	A federal subsidy (based on 28% of an individual beneficiary’s annual prescription drug costs between $250 and $5,000), which is not taxable, to sponsors of retiree health care benefit plans that provide a prescription drug benefit that is at least actuarially equivalent to Medicare Part D, and

•	The opportunity for a retiree to obtain a prescription drug benefit under Medicare.

For the year ended December 31, 2012, the effect of the Act was a $4 million reduction in the Company’s net postretirement benefit cost for the subsidy related to benefits attributed to former employees. The Act also decreased the 2012 service cost of $3 million and decreased the 2012 interest cost by $1 million.

Estimated Future Benefit Payments

The following benefit payments are expected to be paid and received relating to the Act (in millions):

Gross Cash Flows (Before Medicare Part D Subsidy Receipts)
2013	$8
2014	$8
2015	$8
2016	$9
2017	$9
Thereafter	$54

B-102	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

Medicare Part D Subsidy Receipts
2013	$—
2014	$1
2015	$1
2016	$1
2017	$1
Thereafter	$6

Note 18—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves are based on assumptions for interest, mortality and other risks insured and establish a sufficient provision for all benefits guaranteed under policy and contract provisions.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioner’s Annuity Reserve Valuation Method (“CARVM”) in accordance with New York State Regulation 151, Actuarial Guideline 43 for variable annuity products and Actuarial Guideline 33 for all other products. For most annuities which do not contain variable guarantees, the reserves are calculated as the present value of guaranteed benefits using the guaranteed interest and mortality table or a more conservative basis and for most accumulating annuities the reserve thus calculated is equal to the account balance. Variable annuity reserves are calculated using Actuarial Guideline 43 which incorporates a deterministic floor plus a stochastic component for products which contain guaranteed benefits.

For retained assets, an accumulation account issued from the proceeds of annuities and life insurance policies, reserves held are equal to the total current account balances of all account holders.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

In aggregate, the reserves established for all annuity and supplementary contracts utilize assumptions for interest at a weighted average rate of approximately 3.0%. Approximately 93% of annuity and supplementary contract reserves are based on the 1983 Table set back at least 9 years or the Annuity 2000 table set back at least 4 years.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds for the years ended December 31, are as follows (in millions):

	2012
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
At fair value	$—	$—	$17,777	$17,777	9.0%
Total with adjustment or at fair value	$—	$—	$17,777	$17,777	9.0%
At book value without adjustment (minimal or no charge or adjustment)	43,152	7	—	43,159	21.9%
Not subject to discretionary withdrawal	135,846	106	—	135,952	69.1%
Total (gross)	$178,998	$113	$17,777	$196,888	100.0%

Reinsurance ceded	—	—	—	—
Total (net)	$178,998	$113	$17,777	$196,888

	2011
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
At fair value	$—	$—	$14,615	$14,615	7.7%
Total with adjustment or at fair value	$—	$—	$14,615	$14,615	7.7%
At book value without adjustment (minimal or no charge or adjustment)	40,869	4	—	40,873	21.6%
Not subject to discretionary withdrawal	133,460	63	—	133,523	70.7%
Total (gross)	$174,329	$67	$14,615	$189,011	100.0%

Reinsurance ceded	—	—	—	—
Total (net)	$174,329	$67	$14,615	$189,011

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-103

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Annuity reserves and deposit-type contract funds for the years ended December 31 are as follows (in millions):

	2012	2011
General Account Annual Statement:
Total annuities (excluding supplementary contracts with life contingencies)	$175,041	$170,745
Supplementary contracts with life contingencies	3,192	2,890
Deposit-type contract funds	765	694
Subtotal	178,998	174,329

Separate Accounts Annual Statement:
Annuities	17,750	14,569
Supplementary contracts with life contingencies	135	109
Deposit-type contract funds	5	4
Subtotal	17,890	14,682
Total	$196,888	$189,011

For Ordinary and Collective Life Insurance, reserves for all policies are calculated in accordance with New York State Insurance Regulation 147. Reserves for regular life insurance policies are computed by the Net Level Premium method for issues prior to January 1, 1990, and by the Commissioner’s Reserve Valuation Method for issues on and after such date. Annual renewable and five-year renewable term policies issued on or after January 1, 1994 use segmented reserves, where each segment is equal to the term period. The Cost of Living riders issued on and after January 1, 1994 also use segmented reserves, where each segment is equal to one year in length.

Reserves for the vast majority of permanent and term insurance policies use Commissioners’ Standard Ordinary Mortality Tables with rates ranging from 2.25% to 6.00%. Term conversion reserves are based on TIAA term conversion mortality experience and 4.00% interest.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values of $0.2 million in excess of the legally computed reserves were held as an additional reserve liability at December 31, 2012, and $0.1 million at December 31, 2011. As of December 31, 2012 and December 31, 2011, the Company had $568.6 million and $553.9 million, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the Department. Reserves to cover these insurance amounts totaled $2.8 million and $3.4 million at December 31, 2012 and December 31, 2011, respectively.

Note 19—reinsurance

In 2005 the Company entered into reinsurance agreements with RGA Reinsurance Company. Two of the agreements were recaptured during 2007 and the remaining agreement was recaptured as of January 1, 2011.

At December 31, disclosures related to these assumed coinsurance agreements were (in millions):

	2012	2011	2010
Aggregated assumed premiums	$—	$(204)	$12
Modified coinsurance reserves	$—	$—	$202
(Decrease) Increase in policy and contract reserves	$—	$(17)	$(4)

In 2004, the Company and its subsidiary, TIAA-CREF Life, entered into a series of agreements with Metropolitan Life Insurance Company (“MetLife”) including an administrative agreement for MetLife to service the long-term care business of the Company and TIAA-CREF Life, an indemnity reinsurance agreement where TIAA and TIAA-CREF Life ceded to MetLife 100% of the long-term care liability and an assumption reinsurance agreement. After appropriate filings in each jurisdiction, MetLife offered the Company and TIAA-CREF Life policyholders the option of transferring their policies from TIAA and TIAA-CREF Life to MetLife. At December 31, 2012 and 2011, there were premiums in force of $15 million for both years, respectively.

The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers and there are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of reinsurance.

The major lines in the accompanying financial statements that were reduced by ceded reinsurance agreements at December 31 are as follows (in millions):

	2012	2011	2010
Insurance and annuity premiums	$14	$14	$16
Policy and contract benefits	$55	$59	$62
Increase in policy and contract reserves	$20	$36	$81
Reserves for life and health insurance	$454	$474	$510

Note 20—repurchase program

During 2011, the Company commenced a repurchase program to sell and repurchase securities for the purposes of providing additional liquidity. The Company’s policy requires a minimum of 95% of the fair value of securities transferred under repurchase agreements to be maintained as collateral.

B-104	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

As of December 31, 2012, the Company had repurchase agreements where the securities pledged and scheduled for repurchase had a carrying value and fair value of $440 million and $494 million, respectively. The securities pledged as collateral have a maturity of 8 years and an interest rate of 3.13%. The pledged securities are included in Bonds and the offsetting collateral liability is included in Other Liabilities in the accompanying Statutory—Basis Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves.

The Company received cash collateral of $500 million, which is in excess of the $494 million fair value of the securities lent. The cash collateral was not reinvested in other securities as of December 31, 2012.

The Company’s source of cash that it uses to return the cash collateral is dependent upon the liquidity of the current market conditions. The repurchase agreements outstanding at December 31, 2012 matured and were fully settled during January 2013.

Note 21—capital and contingency reserves and shareholders’ dividends restrictions

The portion of contingency reserves represented or reduced by each item below for the years ended December 31 are as follows (in millions):

	2012	2011
Net unrealized capital gains	$490	$390
Asset valuation reserve	$(599)	$(802)
Net deferred federal income tax	$(1,119)	$(1,129)
Change in non-admitted assets	$1,305	$1,046
Net change in separate account surplus	$64	$134
Prior year surplus	$(5)	$—
Change in Accounting Principle	$—	$(23)

Capital: The Company has 2,500 shares of Class A common stock authorized, issued and outstanding. All of the outstanding common stock of the Company is held by the TIAA Board of Overseers, a not-for-profit corporation created for the purpose of holding the common stock of the Company. By charter, the Company operates without profit to its sole shareholder.

Surplus Notes: On December 16, 2009, the Company issued Surplus Notes (“Notes”) in an aggregate principal amount of $2 billion. The Notes bear interest at an annual rate of 6.850%, and have a maturity date of December 16, 2039. Proceeds from the issuance of the Notes were $1,997 million, net of issuance discount. The Notes were issued in a transaction pursuant to Rule 144A under the Securities Act of 1933, as amended, and the Notes are evidenced by one or more global notes deposited with a custodian for, and registered in the name of a nominee of, The Depository Trust Company. Interest on these Notes is scheduled to be paid semiannually on June 16 and December 16 of each year through the maturity date. During 2012, interest of $137 million was paid and since issuance $411 million has been paid.

No subsidiary or affiliate of the Company is an obligor or guarantor of the Notes, which are solely obligations of the Company.

The Notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company. Under New York Insurance Law, the Notes are not part of the legal liabilities of the Company. The Notes are not scheduled to repay any principal prior to maturity. Each payment of interest and principal may be made only with the prior approval of the Superintendent and only out of the Company’s surplus funds, which the Superintendent of the Department determines to be available for such payments under New York Insurance Law. In addition, provided that approval is granted by the Superintendent of the Department, the Notes may be redeemed at the option of the Company at any time at the “make-whole” redemption price equal to the greater of the principal amount of the Notes to be redeemed, or the sum of the present values of the remaining scheduled interest and principal payments, excluding accrued interest as of the redemption date, discounted to the redemption date on a semi-annual basis at the adjusted Treasury rate plus 40 basis points, plus in each case, accrued and unpaid interest payments on the Notes to be redeemed to the redemption date.

At December 31, 2012 and 2011, no affiliates of the Company held any portion of the Notes.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). TIAA has not paid dividends to its shareholder and has no plans to do so in the current year.

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-105

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Note 22—contingencies and guarantees

SUBSIDIARY AND AFFILIATE GUARANTEES:

At December 31, 2012, the Company was obligor under the following guarantees, indemnities and support obligations (in millions):

Nature and circumstances of guarantee and key attributes, including date and duration of agreement.	Liability recognition of guarantee. (Include amount recognized at inception. If no initial recognition, document exception allowed under SSAP No. 5R.)	Ultimate financial statement impact if action under the guarantee is required.	Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee. If unable to develop an estimate, this should be specifically noted.	Current status of payment or performance risk of guarantee. Also provide additional discussion as warranted.
The Company has guaranteed outstanding notes issued by subsidiary TIAA Global Markets, Inc.	$127	Investment in Subsidiary, Controlled, or Affiliated	$511	TIAA Global Markets, Inc. is current on all payments of principal and interest on notes.
Commitment to maintain TIAA-CREF Trust Company as a “Well Capitalized” institution for Prompt Corrective Action purposes.	Guarantee made to/or on behalf of a wholly-owned subsidiary and as such are excluded from recognition.	Investment in Subsidiary, Controlled, or Affiliated	Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.	Currently the capital of TIAA-CREF Trust Company is adequate.
Financial support agreement with TIAA-CREF Life Insurance Company to have (i) capital and surplus of $250.0 million; (ii) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC RBC model; or (iii) such other amounts as necessary to maintain TIAA-CREF Life’s financial strength rating the same or better than the Company’s rating at all times.	Guarantee made to/or on behalf of a wholly-owned subsidiary and as such are excluded from recognition.	Investment in Subsidiary, Controlled, or Affiliated	Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.	At December 31, 2012, the
capital and surplus of
TIAA-CREF Life Insurance
Company was in excess of
the minimum capital and
surplus amount referenced,
and its total adjusted
capital was in excess of the
referenced RBC-based
amount calculated at
				December 31, 2012.

B-106	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

A. Aggregate Maximum Potential of Future Payments of All Guarantees (undiscounted) the guarantor could be required to make under guarantees. (Should equal total of Column 4 for (2) above.)	$511
B. Current Liability Recognized in F/S:
1. Non-contingent Liabilities	$—
2. Contingent Liabilities	$127
c. Ultimate Financial Statement Impact if action under the guarantee is required.
1. Investments in Subsidiary, Controlled or Affiliated	$511
2. Joint Venture	—
3. Dividends to Stockholders (capital contribution)	—
4. Expense	—
5. Other	—
6. Total	$511

The Company has agreed that it will cause TIAA-CREF Life to be sufficiently funded at all times in order to meet all its contractual obligations on a timely basis including, but not limited to, obligations to pay policy benefits and to provide policyholder services. This agreement is not an evidence of indebtedness or an obligation or liability of the Company and does not provide any creditor of TIAA-CREF Life with recourse to or against any of the assets of the Company.

The Company provides a $100.0 million unsecured 364-day revolving line of credit arrangement with TIAA-CREF Life. This line has an expiration date of July 16, 2013. As of December 31, 2012, $30.0 million of this facility was maintained on a committed basis for which TIAA-CREF Life paid a commitment fee of 10.0 basis points on the unused committed amount. During the period ending December 31, 2012, 46 draw-downs totaling $150.5 million were made under this line of credit arrangement of which none were outstanding as of December 31, 2012.

TIAA Global Markets, Inc. (“TGM”), a wholly-owned subsidiary, was formed for the purpose of issuing notes and other debt instruments and investing the proceeds in compliance with the investment guidelines approved by the Board of Directors of TGM. TGM is authorized to issue up to $5.0 billion in debt and TIAA’s Board of Trustees authorized the Company to guarantee up to $5.0 billion of TGM’s debt. As of December 31, 2012, TGM had $500.0 million of outstanding debt and accrued interest of $11.4 million.

The Company maintains a $1.0 billion uncommitted and unsecured 364-day revolving line of credit arrangement with TIAA Global Markets, Inc. (“TGM”). This line has an expiration date of July 8, 2013. During 2012, 1 draw-down totaling $600.0 million was made under this line of credit arrangement of which $518.0 million was left outstanding at the end of 2012. As of December 31, 2012, outstanding principal amount plus accrued interest was $519.5 million.

The Company also provides a $1.0 billion uncommitted line of credit to certain accounts of College Retirement Equities Funds (“CREF”) and certain TIAA-CREF Funds (“Funds”). Loans under this revolving credit facility are for a maximum of 60 days and are made solely at the discretion of the Company to fund shareholder redemption requests or other temporary or emergency needs of CREF and the Funds. It is the intent of the Company, CREF and the Funds to use this facility as a supplemental liquidity facility, which would only be used after CREF and the

Funds have exhausted the availability of the current $1.5 billion committed credit facility maintained with a group of banks.

Separate Account Guarantees: The Company provides mortality and expense guarantees to VA-1, for which it is compensated. The Company guarantees that, at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. The Company also guarantees that expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

The Company provides mortality, expense and liquidity guarantees to REA and is compensated for these guarantees. The Company guarantees that once REA participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to REA participants will never rise above the maximum amount stipulated in the contract. The Company provides REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If REA cannot fund participant requests, TIAA’s general account will fund them by purchasing accumulation units. Under this agreement, TIAA guarantees that participants will be able to redeem their accumulation units at their accumulation unit value next determined after the transfer or withdrawal request is received in good order.

Under the Liquidity Guarantee agreement with the REA, on December 24, 2008, the TIAA general account purchased $155.6 million of accumulation units (measured based on the cost of such units) issued by REA. In 2009, the TIAA general account further purchased $1,058.7 million of accumulation units. The Company made no additional purchases in 2012 and 2011. During 2012, the Company redeemed $940 million of accumulation units. The remaining $321 million of accumulation units have been redeemed in the first quarter of 2013.

Accumulation units owned by TIAA are included as separate account assets and valued in the same manner as units owned by individual REA participants on a fair value basis and will fluctuate in value.

The Company provides mortality and expense guarantees to VA-3 and is compensated for these guarantees. The Company guarantees that once VA-3 participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to VA-3 participants will never rise above the maximum amount stipulated in the contract.

Leases: The Company occupies leased office space in many locations under various long-term leases. At December 31, 2012, the future minimum lease payments are estimated as follows (in millions):

Year	2013	2014	2015	2016	2017	Thereafter	Total
Amount	$36	$34	$34	$29	$22	$29	$184

Leased space expense is allocated among the Company and affiliated entities. Rental expense charged to the Company for the years ended December 31, 2012, 2011 and 2010 was

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-107

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

approximately $37 million, $34 million and $32 million, respectively.

OTHER CONTINGENCIES:

In the ordinary conduct of certain of its investment activities, the Company provides standard indemnities covering a variety of potential exposures. For instance, the Company provides indemnifications in connection with site access agreements relating to due diligence review for real estate acquisitions, and the Company provides indemnification to underwriters in connection with the issuance of securities by or on behalf of the Company or its subsidiaries. It is the Company management’s opinion that the fair value of such indemnifications are negligible and do not materially affect the Company’s financial position, results of operations or liquidity.

Other contingent liabilities arising from litigation and other matters over and above amounts already provided for in the financial statements or disclosed elsewhere in these notes are not considered material in relation to the Company’s financial position or the results of its operations.

The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general and other state governmental authorities; Federal regulators, including the SEC; Federal governmental authorities; and the Financial Industry Regulatory Authority (“FINRA”) seeking a broad range of information. The Company cooperates in these inquiries.

Death Claim Notification and Unclaimed Property Practices. Throughout the U.S. insurance industry, there are multiple state actions addressing insurer practices regarding death claim notification and escheatment of unclaimed property. Currently, regarding these issues as they pertain to life insurance, annuities and retained asset accounts, the Com-

pany is: (1) responding to subpoenas from the New York Attorney General; (2) subject to a multi-state market conduct exam by at least 23 state insurance departments, with the Illinois Department of Insurance as the lead examiner; and (3) subject to a multi-state unclaimed property audit by at least 23 state treasurers, with Verus Financial, LLC as the appointed auditor. These actions are expected to last through most of 2013.

Note 23—borrowed money

Effective March 2009, the Company was authorized to execute investment transactions under the Term Asset-Backed Securities Loan Facility (“TALF”) program. Under the TALF program, the Federal Reserve Bank of New York (“FRBNY”) would lend up to $200 billion on a non-recourse basis to holders of certain AAA-rated Asset Backed Securities (“ABS”) backed by newly and recently originated consumer and small business loans. The FRBNY lent an amount equal to the market value of the ABS less a haircut and were secured at all times by the ABS. Loan proceeds were disbursed to the borrower, contingent on receipt by the FRBNY custodian bank of the eligible collateral.

As of December 31, 2012, the Company’s eligible ABS under the TALF program totaled $58 million. These eligible ABS have been pledged as collateral to support a $51 million loan outstanding payable to the FRBNY. The Company expects to fully settle this loan with the FRBNY during 2014.

Note 24—subsequent events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through April 8, 2013, the date the financial statements were available to be issued. No such items were identified by the Company.

B-108	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

Note 25—securities with a recognized other-than-temporary impairments

The following table represents loan-backed and structured securities with a recognized other-than-temporary impairment and currently held at December 31, 2012 where the present value of cash flows expected to be collected is less than the amortized cost (in whole dollars).

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
743947AE3	$12,292	$10,181		$(2,111)	$10,181	$10,520	12/31/2012
12669DN79	2,134,721	2,079,708		(55,013)	2,079,708	1,689,664	12/31/2012
76110HNP0	5,422,778	4,703,779		(718,999)	4,703,779	4,977,171	12/31/2012
76110HSG5	4,564,106	4,545,401		(18,704)	4,545,401	3,771,711	12/31/2012
12667FMJ1	13,948,629	13,848,062		(100,567)	13,848,062	9,415,902	12/31/2012
76110HWX3	15,762,328	15,729,153		(33,175)	15,729,153	15,777,345	12/31/2012
76110HVH9	7,564,015	7,558,610		(5,405)	7,558,610	7,390,773	12/31/2012
76110HWV7	13,000,000	12,947,349		(52,651)	12,947,349	12,582,245	12/31/2012
12667FZH1	51,252,076	51,185,070		(67,006)	51,185,070	48,794,852	12/31/2012
12667FYZ2	3,833,544	2,754,412		(1,079,132)	2,754,412	2,089,524	12/31/2012
12667F2J3	44,413,186	44,354,472		(58,714)	44,354,472	45,431,927	12/31/2012
05949AA75	941	—	*	(941)	—	—	12/31/2012
12667F7D1	20,604,095	20,223,008		(381,087)	20,223,008	20,694,569	12/31/2012
12667F5J0	17,257,953	17,245,267		(12,685)	17,245,267	17,714,912	12/31/2012
05949AM31	2,273	—	*	(2,273)	—	—	12/31/2012
12667F4N2	8,177,148	8,158,508		(18,640)	8,158,508	8,076,604	12/31/2012
12667GBA0	12,733,360	12,730,443		(2,917)	12,730,443	12,693,535	12/31/2012
12667GBA0	21,241,030	21,238,068		(2,962)	21,238,068	21,155,889	12/31/2012
12667GLE1	25,502,511	25,494,015		(8,496)	25,494,015	25,501,070	12/31/2012
12667GFB4	21,387,603	21,312,642		(74,961)	21,312,642	21,152,980	12/31/2012
12667GFB4	36,084,335	35,954,535		(129,801)	35,954,535	35,722,389	12/31/2012
12667GFT5	18,019,544	17,967,066		(52,478)	17,967,066	17,411,943	12/31/2012
12667GKE2	12,319,133	12,228,592		(90,541)	12,228,592	11,732,289	12/31/2012
12667GW74	17,197,784	17,116,368		(81,415)	17,116,368	17,207,247	12/31/2012
16162WNB1	16,063,625	15,997,434		(66,191)	15,997,434	16,615,012	12/31/2012
32051GP41	18,961,347	18,869,968		(91,380)	18,869,968	19,516,860	12/31/2012
36185MCL4	16,361,815	16,287,139		(74,677)	16,287,139	17,199,290	12/31/2012
45660LPD5	13,002,077	12,876,405		(125,672)	12,876,405	13,762,269	12/31/2012
32051G2J3	22,787,995	22,701,845		(86,150)	22,701,845	23,803,214	12/31/2012
761118PQ5	9,352,863	9,227,109		(125,753)	9,227,109	9,405,333	12/31/2012
94983SAV4	35,025,270	34,910,605		(114,665)	34,910,605	37,627,840	12/31/2012
46628YBK5	26,036,952	25,496,077		(540,875)	25,496,077	26,098,686	12/31/2012
94980SBJ3	18,710,250	18,680,668		(29,583)	18,680,668	19,942,220	12/31/2012
16163BAP9	26,448,642	26,434,293		(14,349)	26,434,293	28,096,744	12/31/2012
74957XAF2	29,231,293	29,047,907		(183,386)	29,047,907	29,954,055	12/31/2012
05950RAK5	26,012,709	26,010,415		(2,294)	26,010,415	26,702,848	12/31/2012
74958AAD6	13,562,315	13,561,271		(1,044)	13,561,271	13,521,848	12/31/2012
126694JS8	26,909,900	26,629,665		(280,235)	26,629,665	27,868,798	12/31/2012
170255AS2	12,597,571	12,538,204		(59,367)	12,538,204	12,552,376	12/31/2012
3622MPBE7	46,038,223	45,986,058		(52,165)	45,986,058	46,177,498	12/31/2012
52521RAS0	1,023,943	1,015,918		(8,025)	1,015,918	1,066,677	12/31/2012
12545CAU4	27,731,207	27,698,742		(32,465)	27,698,742	27,382,044	12/31/2012
17025TAV3	22,924,331	22,403,245		(521,085)	22,403,245	21,609,745	12/31/2012
74958AAD6	10,074,441	10,073,965		(475)	10,073,965	10,076,966	12/31/2012
12543XAD8	21,432,424	20,548,938		(883,487)	20,548,938	19,855,126	12/31/2012
12668AMH5	18,323,922	18,303,642		(20,280)	18,303,642	19,258,390	12/31/2012
126694RG5	10,464,244	9,560,577		(903,667)	9,560,577	10,077,874	12/31/2012
12669E4V5	8,031,392	7,241,681		(789,711)	7,241,681	6,096,282	12/31/2012
12669EL95	5,478,682	4,368,331		(1,110,352)	4,368,331	5,151,642	12/31/2012
31393YY41	16,257,654	14,541,582		(1,716,072)	14,541,582	9,047,635	12/31/2012

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-109

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
12668AAG0	$11,500,430	$11,492,959		$(7,471)	$11,492,959	$11,770,188	12/31/2012
12667GUG6	3,891,432	3,865,384		(26,048)	3,865,384	3,671,861	12/31/2012
05949TBF5	11,680,290	11,678,962		(1,328)	11,678,962	12,328,010	12/31/2012
12667FZM0	63,544	62,339		(1,205)	62,339	62,307	12/31/2012
03762AAG4	227,898	—	*	(227,898)	—	—	12/31/2012
03762CAE5	6,121,929	5,876,150		(245,779)	5,876,150	5,884,000	12/31/2012
05947U4P0	2,949,042	2,741,548		(207,494)	2,741,548	1,995,382	12/31/2012
05947UJV1	30,335	—	*	(30,335)	—	29,963	12/31/2012
059497AB3	7,752,053	6,933,890		(818,163)	6,933,890	3,776,352	12/31/2012
059500AG3	19,011,878	16,854,145		(2,157,733)	16,854,145	14,973,820	12/31/2012
05950WAN8	7,009,441	6,050,376		(959,065)	6,050,376	3,185,000	12/31/2012
05950WAP3	10,855,104	3,623,644		(7,231,460)	3,623,644	5,095,049	12/31/2012
07388YAW2	5,090,949	4,088,648		(1,002,301)	4,088,648	1,849,801	12/31/2012
07388YAY8	1,516,071	—	*	(1,516,071)	—	971,040	12/31/2012
20047QAM7	1,729,140	—	*	(1,729,140)	—	3,600,000	12/31/2012
20047QAN5	419,717	—	*	(419,717)	—	1,826,240	12/31/2012
20173QAH4	9,730,025	9,585,785		(144,240)	9,585,785	7,195,891	12/31/2012
20173QAH4	17,757,349	17,475,152		(282,197)	17,475,152	14,391,782	12/31/2012
22545DAH0	23,384,443	20,771,969		(2,612,474)	20,771,969	16,849,524	12/31/2012
22545DAJ6	8,867,304	1,590,040		(7,277,264)	1,590,040	5,575,138	12/31/2012
22545XAG8	2,823	—	*	(2,823)	—	50,483	12/31/2012
36159XAJ9	15,440,812	14,903,202		(537,609)	14,903,202	11,366,654	12/31/2012
36170UCQ2	35,672,163	32,619,590		(3,052,573)	32,619,590	18,250,000	12/31/2012
361849R53	6,075,708	5,372,014		(703,695)	5,372,014	2,377,467	12/31/2012
361849R61	2,352,237	218,575		(2,133,662)	218,575	3,294,488	12/31/2012
361849R79	30,956	—	*	(30,956)	—	1,421,647	12/31/2012
36228CXE8	9,984,962	6,046,672		(3,938,290)	6,046,672	2,328,359	12/31/2012
36228CYQ0	14,820,273	14,421,911		(398,362)	14,421,911	9,614,233	12/31/2012
396789KB4	9,468,217	8,525,091		(943,126)	8,525,091	4,777,602	12/31/2012
46625MKS7	831,176	435,220		(395,956)	435,220	12,160	12/31/2012
46625YNV1	18,573,254	16,975,608		(1,597,647)	16,975,608	6,636,547	12/31/2012
46625YQZ9	10,007,895	6,597,804		(3,410,091)	6,597,804	3,009,600	12/31/2012
46625YRB1	350,465	126,707		(223,757)	126,707	829,117	12/31/2012
46629YAQ2	30,773	10,676		(20,097)	10,676	604,920	12/31/2012
46630JAQ2	16,157,016	11,506,203		(4,650,813)	11,506,203	9,711,000	12/31/2012
46630JAS8	125,788	21,243		(104,545)	21,243	4,304,498	12/31/2012
46630VAL6	9,491,125	9,334,278		(156,847)	9,334,278	6,995,149	12/31/2012
46630VAP7	249,855	206,924		(42,930)	206,924	837,516	12/31/2012
46631BAK1	15,296,988	14,202,892		(1,094,096)	14,202,892	10,770,042	12/31/2012
46631BAK1	189,687	176,109		(13,578)	176,109	134,626	12/31/2012
46631BAK1	6,479,538	6,008,361		(471,177)	6,008,361	5,581,574	12/31/2012
50180JAG0	26,713,885	20,747,934		(5,965,951)	20,747,934	24,629,224	12/31/2012
55445RAP2	1,444,951	1,444,490		(461)	1,444,490	519,715	12/31/2012
59022HJS2	16,598,865	15,844,814		(754,051)	15,844,814	7,750,253	12/31/2012
59023BAK0	15,594,563	14,870,379		(724,184)	14,870,379	7,848,042	12/31/2012
59023BAM6	456,159	22,892		(433,266)	22,892	1,200,000	12/31/2012
59023BAN4	236,492	—	*	(236,492)	—	700,000	12/31/2012
60687UAM9	496,437	85,464		(410,973)	85,464	1,756,533	12/31/2012
617451CA5	5,239,631	550,331		(4,689,300)	550,331	2,824,626	12/31/2012
87246AAP3	13,693,565	6,311,284		(7,382,282)	6,311,284	7,349,800	12/31/2012
92978QAJ6	35,753	33,483		(2,270)	33,483	88,239	12/31/2012
760985YX3	5,766,943	5,223,161		(543,782)	5,223,161	972,301	12/31/2012
21075WBA2	330,564	330,360		(205)	330,360	324,870	12/31/2012
21075WBA2	330,564	330,360		(205)	330,360	324,870	12/31/2012
21075WBA2	578,488	578,130		(358)	578,130	568,523	12/31/2012

B-110	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
12668ASR7	$6,070,997	$6,069,630		$(1,367)	$6,069,630	$5,558,397	12/31/2012
75971EAF3	178,733	173,710		(5,022)	173,710	138,312	12/31/2012
75971EAF3	154,524	145,934		(8,589)	145,934	138,312	12/31/2012
05947US74	7,533,142	—	²	(3,642,339)	3,890,803	3,890,803	12/31/2012
07387BEK5	2,903,090	—	²	(439,254)	2,463,835	2,463,835	12/31/2012
07387BEN9	639,703	—	²	(39,654)	600,049	600,049	12/31/2012
07387BEP4	447,976	—	²	(165,005)	282,971	282,971	12/31/2012
226081AC1	4,082,719	—	²	(200,320)	3,882,398	3,882,398	12/31/2012
36828QSJ6	2,004,687	—	²	(343,137)	1,661,550	1,661,550	12/31/2012
46628FAU5	1,384,392	—	²	(634,392)	750,000	750,000	12/31/2012
52521TBJ5	3,980,813	—	²	(245,698)	3,735,114	3,735,114	12/31/2012
59023BAL8	1,843,085	—	²	(310,538)	1,532,547	1,532,547	12/31/2012
59025KAJ1	1,613,244	—	²	(859,494)	753,750	753,750	12/31/2012
92976BFZ0	1,232,012	—	²	(178,712)	1,053,300	1,053,300	12/31/2012
92976VAP3	9,585,403	—	²	(2,387,759)	7,197,643	7,197,643	12/31/2012
92976VAT5	5,983,169	—	²	(3,138,249)	2,844,920	2,844,920	12/31/2012
92977QAM0	2,091,944	—	²	(168,444)	1,923,500	1,923,500	12/31/2012
92977RAJ5	3,384,893	—	²	(225,851)	3,159,042	3,159,042	12/31/2012
92977RAK2	2,930,998	—	²	(393,144)	2,537,854	2,537,854	12/31/2012
52108RCB6	7,273,530	—	²	(993,267)	6,280,263	6,280,263	9/30/2012
52108RCD2	7,036,200	—	²	(778,673)	6,257,527	6,257,527	9/30/2012
52108RCF7	8,505,990	—	²	(598,352)	7,907,638	7,907,638	9/30/2012
07387BEK5	3,673,120	—	²	(770,030)	2,903,090	2,903,090	9/30/2012
362332AB4	22,910	—	²	(8)	22,902	22,902	9/30/2012
59025KAK8	3,892,690	—	²	(2,092,690)	1,800,000	1,800,000	9/30/2012
05947US74	13,833,368	—	²	(6,300,225)	7,533,142	7,533,142	9/30/2012
226081AB3	15,000,000	—	²	(3,750,000)	11,250,000	11,250,000	9/30/2012
226081AC1	13,471,331	—	²	(9,655,706)	3,815,625	3,815,625	9/30/2012
92976VAP3	14,617,299	—	²	(5,031,897)	9,585,403	9,585,403	9/30/2012
92976VAT5	9,438,823	—	²	(3,455,259)	5,983,564	5,983,564	9/30/2012
92977RAJ5	6,000,000	—	²	(2,615,107)	3,384,893	3,384,893	9/30/2012
92977RAK2	2,962,587	—	²	(15,634)	2,946,953	2,946,953	9/30/2012
52521TBJ5	4,212,500	—	²	(231,688)	3,980,813	3,980,813	9/30/2012
92976BHK1	5,000,000	—	²	(250,000)	4,750,000	4,750,000	9/30/2012
92978QAH0	12,770,554	—	²	(91,843)	12,678,711	12,678,711	9/30/2012
760985YY1	181,183	101,514		(79,669)	101,514	59,520	9/30/2012
36228CDP5	186,727	50,087		(136,640)	50,087	274,674	9/30/2012
74438WAM8	2,024,377	1,128,540		(895,837)	1,128,540	499,495	9/30/2012
74438WAN6	258,840	—	*	(258,840)	—	136,186	9/30/2012
46625MKS7	1,383,112	945,433		(437,679)	945,433	1,022,136	9/30/2012
22608SAD0	3,496,670	2,889,829		(606,841)	2,889,829	1,793,055	9/30/2012
36228CTS2	4,980,349	3,430,037		(1,550,312)	3,430,037	3,427,190	9/30/2012
46625YBP7	3,000,000	628,747		(2,371,253)	628,747	1,881,730	9/30/2012
03927PAF5	3,032,033	2,246,244		(785,789)	2,246,244	287,500	9/30/2012
05947UVY1	1,571,823	39,034		(1,532,789)	39,034	238,998	9/30/2012
05947UVZ8	66,087	—	*	(66,087)	—	112,082	9/30/2012
61745MX57	107,551	—	*	(107,551)	—	900,000	9/30/2012
396789KB4	10,005,101	9,468,217		(536,884)	9,468,217	3,612,568	9/30/2012
36828QLB0	4,963,498	3,486,452		(1,477,046)	3,486,452	2,686,850	9/30/2012
225458DT2	2,912,471	2,450,756		(461,715)	2,450,756	1,010,946	9/30/2012
05947UE38	7,034,752	2,712,720		(4,322,032)	2,712,720	3,971,018	9/30/2012
46625YRB1	843,417	428,226		(415,191)	428,226	850,172	9/30/2012
617451CA5	5,400,204	5,259,032		(141,171)	5,259,032	4,201,139	9/30/2012
92976BBU5	12,453,625	10,172,078		(2,281,548)	10,172,078	8,361,740	9/30/2012
36228CYQ0	16,065,836	15,584,903		(480,932)	15,584,903	10,121,393	9/30/2012

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-111

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
60687UAL1	$13,921,385	$11,975,176		$(1,946,209)	$11,975,176	$7,827,095	9/30/2012
36298JAA1	13,518,623	12,387,384		(1,131,238)	12,387,384	6,794,469	9/30/2012
36298JAC7	638,504	552,610		(85,894)	552,610	750,000	9/30/2012
059500AG3	21,252,478	19,096,945		(2,155,533)	19,096,945	14,201,475	9/30/2012
05950WAP3	11,102,176	10,946,184		(155,992)	10,946,184	6,280,871	9/30/2012
46630AAC2	32,356	—	*	(32,356)	—	245,000	9/30/2012
46629PAU2	55,668	—	*	(55,668)	—	671,722	9/30/2012
03762AAD1	2,070,311	691,485		(1,378,826)	691,485	792,000	9/30/2012
03762AAG4	705,549	227,898		(477,651)	227,898	782,100	9/30/2012
03762AAB5	10,000,000	8,495,870		(1,504,130)	8,495,870	3,661,000	9/30/2012
059497AC1	6,751,050	1,401,262		(5,349,788)	1,401,262	3,330,375	9/30/2012
059497AB3	10,014,746	7,773,948		(2,240,798)	7,773,948	4,217,178	9/30/2012
46629YAM1	1,591,997	1,464,468		(127,529)	1,464,468	6,100,464	9/30/2012
46630JAQ2	28,701,207	16,352,163		(12,349,044)	16,352,163	11,846,670	9/30/2012
46630JAS8	1,358,223	263,088		(1,095,135)	263,088	3,833,752	9/30/2012
46630JAU3	796,860	—	*	(796,860)	—	3,426,728	9/30/2012
03762CAE5	7,899,640	6,302,526		(1,597,114)	6,302,526	4,174,000	9/30/2012
50180JAG0	27,846,206	26,702,291		(1,143,915)	26,702,291	23,479,292	9/30/2012
36159XAJ9	16,578,143	15,303,623		(1,274,520)	15,303,623	10,747,086	9/30/2012
46630VAP7	364,698	273,752		(90,946)	273,752	917,117	9/30/2012
46630VAL6	9,680,971	9,492,295		(188,676)	9,492,295	7,140,655	9/30/2012
46631BAK1	19,828,259	15,354,756		(4,473,503)	15,354,756	10,210,292	9/30/2012
46631BAK1	246,192	190,355		(55,837)	190,355	127,629	9/30/2012
073945AN7	3,349,603	3,340,825		(8,778)	3,340,825	2,143,249	9/30/2012
07401DAM3	543,917	512,077		(31,840)	512,077	1,332,471	9/30/2012
07401DAL5	3,205,946	1,369,715		(1,836,230)	1,369,715	2,279,573	9/30/2012
20173QAH4	18,126,485	17,709,384		(417,101)	17,709,384	13,404,050	9/30/2012
36298JAA1	4,953,946	4,432,530		(521,416)	4,432,530	3,397,235	9/30/2012
46631BAK1	8,687,523	6,465,290		(2,222,233)	6,465,290	5,291,484	9/30/2012
22545XAG8	7,233	3,197		(4,036)	3,197	50,661	9/30/2012
92978QAJ6	35,788	34,726		(1,062)	34,726	60,350	9/30/2012
76110HNP0	5,711,479	5,597,608		(113,871)	5,597,608	5,088,171	9/30/2012
76110HNQ8	939,744	784,603		(155,141)	784,603	1,624,425	9/30/2012
76110HSG5	4,784,648	4,704,671		(79,977)	4,704,671	3,965,517	9/30/2012
05949AA75	3,756	1,775		(1,982)	1,775	18	9/30/2012
12667F7D1	21,368,878	21,299,548		(69,330)	21,299,548	21,382,779	9/30/2012
05949AM31	10,620	5,176		(5,444)	5,176	16	9/30/2012
12667GLE1	26,270,946	26,269,408		(1,538)	26,269,408	26,109,807	9/30/2012
76110HX87	20,018,524	19,892,624		(125,900)	19,892,624	18,027,090	9/30/2012
36185MCL4	17,224,540	16,897,255		(327,284)	16,897,255	17,561,933	9/30/2012
45660LPD5	13,145,993	13,006,371		(139,622)	13,006,371	12,226,110	9/30/2012
46628YBK5	27,191,791	27,156,857		(34,934)	27,156,857	27,044,981	9/30/2012
12670AAF8	43,552,511	43,399,026		(153,484)	43,399,026	46,962,161	9/30/2012
74957XAF2	31,083,799	30,828,996		(254,803)	30,828,996	31,789,302	9/30/2012
32052RAM2	14,588,455	14,544,599		(43,856)	14,544,599	15,139,019	9/30/2012
126694JS8	27,122,828	26,913,623		(209,205)	26,913,623	25,906,883	9/30/2012
94985RAP7	52,087,124	51,334,880		(752,244)	51,334,880	53,016,835	9/30/2012
12544LAK7	25,041,260	24,756,837		(284,423)	24,756,837	25,722,450	9/30/2012
94986AAC2	64,950,599	64,501,927		(448,673)	64,501,927	67,306,573	9/30/2012
17025TAV3	24,331,902	24,110,703		(221,199)	24,110,703	23,052,343	9/30/2012
12543XAD8	22,898,163	22,709,910		(188,253)	22,709,910	20,787,558	9/30/2012
94986AAC2	17,361,890	17,241,741		(120,149)	17,241,741	17,948,419	9/30/2012
94986AAC2	17,479,707	17,358,241		(121,466)	17,358,241	17,948,420	9/30/2012
36185MEG3	13,162,042	13,074,938		(87,104)	13,074,938	13,572,045	9/30/2012
126694HK7	14,755,000	14,751,299		(3,701)	14,751,299	14,800,111	9/30/2012

B-112	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
12668AAG0	$11,890,062	$11,875,532		$(14,530)	$11,875,532	$12,234,209	9/30/2012
94985WAP6	17,801,544	17,775,401		(26,143)	17,775,401	19,113,338	9/30/2012
02660TFM0	8,764,781	8,490,531		(274,250)	8,490,531	7,815,110	6/30/2012
03762AAD1	3,000,000	2,070,658		(929,342)	2,070,658	627,300	6/30/2012
03762AAG4	732,293	713,685		(18,608)	713,685	615,300	6/30/2012
03762CAE5	13,386,226	8,066,318		(5,319,908)	8,066,318	4,070,000	6/30/2012
05947UJT6	333,793	161,142		(172,651)	161,142	203,465	6/30/2012
05947UVY1	1,599,128	1,566,502		(32,626)	1,566,502	226,063	6/30/2012
05947UVZ8	269,262	66,087		(203,175)	66,087	98,240	6/30/2012
059497AC1	6,882,997	6,790,028		(92,969)	6,790,028	3,195,858	6/30/2012
05949AM31	69,991	11,759		(58,232)	11,759	14,102	6/30/2012
05949TBF5	13,416,592	13,381,246		(35,346)	13,381,246	13,169,015	6/30/2012
059500AG3	21,758,948	21,308,270		(450,678)	21,308,270	14,328,513	6/30/2012
07387BEP4	624,641	—²		(176,666)	447,975	447,975	6/30/2012
07388VAK4	6,268,615	5,189,700		(1,078,915)	5,189,700	3,535,050	6/30/2012
07388YAY8	3,071,222	1,647,280		(1,423,942)	1,647,280	1,037,102	6/30/2012
12543UAD4	39,574,526	39,271,273		(303,253)	39,271,273	36,661,882	6/30/2012
12543UAE2	13,538,330	13,435,251		(103,079)	13,435,251	12,259,932	6/30/2012
12543XAD8	23,507,632	23,453,737		(53,895)	23,453,737	36,034,925	6/30/2012
12544LAK7	26,536,539	26,356,049		(180,490)	26,356,049	25,546,974	6/30/2012
12545CAU4	31,822,762	31,653,395		(169,367)	31,653,395	27,601,525	6/30/2012
12667F5J0	18,034,912	18,016,016		(18,896)	18,016,016	16,552,489	6/30/2012
12667F7D1	22,124,421	21,891,922		(232,499)	21,891,922	20,175,469	6/30/2012
12667FYZ2	5,502,617	4,754,121		(748,496)	4,754,121	4,238,121	6/30/2012
12667GJG9	14,727,772	14,656,762		(71,010)	14,656,762	13,588,948	6/30/2012
12667GUG6	4,282,494	4,260,951		(21,543)	4,260,951	3,724,620	6/30/2012
12668AMH5	19,674,993	19,548,716		(126,277)	19,548,716	18,927,047	6/30/2012
126694AJ7	12,185,170	12,139,150		(46,020)	12,139,150	12,112,013	6/30/2012
126694HK7	15,413,291	15,408,676		(4,615)	15,408,676	14,763,735	6/30/2012
12669E4V5	8,677,291	8,398,456		(278,835)	8,398,456	6,329,948	6/30/2012
12669E4W3	827,218	710,891		(116,327)	710,891	1,481,742	6/30/2012
12670AAF8	43,653,801	43,625,231		(28,570)	43,625,231	40,584,922	6/30/2012
161546HW9	1,428,176	1,222,970		(205,206)	1,222,970	883,174	6/30/2012
161631AV8	36,435,316	36,263,948		(171,368)	36,263,948	34,218,930	6/30/2012
173105AA5	17,142,048	16,797,397		(344,651)	16,797,397	33,111,915	6/30/2012
17310MAQ3	3,919,074	—	²	(1,219,074)	2,700,000	2,700,000	6/30/2012
20173QAH4	28,595,882	27,813,175		(782,707)	27,813,175	19,246,290	6/30/2012
20173QAJ0	5,195,041	1,048,206		(4,146,835)	1,048,206	3,919,043	6/30/2012
21075WCJ2	689,534	668,529		(21,005)	668,529	680,333	6/30/2012
22545DAL1	6,142,839	2,050,893		(4,091,946)	2,050,893	7,216,425	6/30/2012
294751CU4	3,709,178	3,535,031		(174,147)	3,535,031	1,236,565	6/30/2012
32051G2J3	22,125,739	22,068,221		(57,518)	22,068,221	20,845,273	6/30/2012
36159XAJ9	17,018,696	16,460,720		(557,976)	16,460,720	8,713,825	6/30/2012
36170UCQ2	44,552,307	36,154,605		(8,397,702)	36,154,605	17,500,000	6/30/2012
361849N57	802,325	—	*	(802,325)	—	744,201	6/30/2012
36185MCL4	17,612,466	17,551,971		(60,495)	17,551,971	17,090,566	6/30/2012
36228CYQ0	16,361,418	16,161,689		(199,729)	16,161,689	8,707,039	6/30/2012
362332AM0	3,059,858	959,189		(2,100,669)	959,189	2,506,580	6/30/2012
362334ME1	18,227,822	18,002,987		(224,835)	18,002,987	14,110,138	6/30/2012
362334NC4	13,367,859	13,287,718		(80,141)	13,287,718	11,183,957	6/30/2012
362334QC1	7,226,782	7,163,560		(63,222)	7,163,560	6,660,052	6/30/2012
362669AQ6	9,257,495	9,153,232		(104,263)	9,153,232	8,347,214	6/30/2012
36828QSD9	10,768,000	1,605,187		(9,162,813)	1,605,187	5,572,894	6/30/2012
36828QSG2	6,508,662	137,078		(6,371,584)	137,078	2,567,984	6/30/2012
36828QSJ6	2,774,793	—	²	(770,106)	2,004,687	2,004,687	6/30/2012

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-113

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
396789KD0	$17,330,831	$1,791,128		$(15,539,703)	$1,791,128	$6,222,195	6/30/2012
396789KF5	1,808,508	—	*	(1,808,508)	—	1,322,525	6/30/2012
46625M2U2	1,625,716	988,294		(637,422)	988,294	342,628	6/30/2012
46625M2W8	46,102	34,313		(11,789)	34,313	262,896	6/30/2012
46625M7A1	3,973,461	3,950,819		(22,642)	3,950,819	3,084,394	6/30/2012
46628YBK5	27,654,943	27,440,030		(214,913)	27,440,030	25,104,306	6/30/2012
46629YAM1	2,065,423	1,849,348		(216,075)	1,849,348	6,652,180	6/30/2012
46629YAQ2	301,597	169,683		(131,914)	169,683	1,470,561	6/30/2012
46630VAL6	9,962,086	9,687,361		(274,725)	9,687,361	6,205,905	6/30/2012
46630VAP7	408,455	402,703		(5,752)	402,703	805,004	6/30/2012
50180JAG0	28,518,446	27,858,023		(660,423)	27,858,023	17,988,016	6/30/2012
52108MFL2	6,605,647	—	*	(6,605,647)	—	—	6/30/2012
52108MGC1	301,251	49,464		(251,787)	49,464	1,297,545	6/30/2012
52521RAS0	1,218,037	1,194,917		(23,120)	1,194,917	1,048,377	6/30/2012
59022HJU7	4,747,531	—	²	(1,351,921)	3,395,610	3,395,610	6/30/2012
59023BAM6	708,422	573,302		(135,120)	573,302	1,785,000	6/30/2012
59025KAJ1	1,697,124	—	²	(83,880)	1,613,244	1,613,244	6/30/2012
60688BAJ7	5,007,661	2,134,082		(2,873,579)	2,134,082	3,686,745	6/30/2012
617451CA5	6,470,895	5,418,314		(1,052,581)	5,418,314	3,912,764	6/30/2012
61746WE63	4,651,559	4,604,203		(47,356)	4,604,203	4,885,124	6/30/2012
61749EAE7	14,847,546	14,664,566		(182,980)	14,664,566	10,935,944	6/30/2012
69348HBT4	7,172,713	6,127,145		(1,045,568)	6,127,145	3,712,325	6/30/2012
74957XAF2	32,950,482	32,583,221		(367,261)	32,583,221	31,024,384	6/30/2012
759950GW2	9,351,642	9,055,718		(295,924)	9,055,718	6,203,439	6/30/2012
76110HHA0	7,116,124	6,558,105		(558,019)	6,558,105	6,268,723	6/30/2012
76110HNP0	5,934,416	5,878,642		(55,774)	5,878,642	5,276,482	6/30/2012
76110HNQ8	1,226,566	1,042,805		(183,761)	1,042,805	1,774,406	6/30/2012
76110WSF4	17,641,233	17,309,813		(331,420)	17,309,813	11,191,205	6/30/2012
76110WUL8	14,244,163	14,027,280		(216,883)	14,027,280	6,271,425	6/30/2012
92976BFY3	3,319,962	1,219,737		(2,100,225)	1,219,737	1,763,955	6/30/2012
92976VAT5	9,621,082	9,439,768		(181,314)	9,439,768	5,365,926	6/30/2012
92977QAK4	15,799,000	1,973,805		(13,825,195)	1,973,805	8,124,154	6/30/2012
92977RAK2	3,466,430	2,993,262		(473,168)	2,993,262	2,781,045	6/30/2012
94983SAV4	38,041,925	37,644,570		(397,355)	37,644,570	38,512,520	6/30/2012
94984AAG5	12,413,456	12,319,157		(94,299)	12,319,157	12,838,872	6/30/2012
94984AAR1	28,427,701	28,371,263		(56,438)	28,371,263	28,211,100	6/30/2012
94984AAS9	8,624,337	8,616,700		(7,637)	8,616,700	37,964,026	6/30/2012
94985LAF2	34,434,188	33,847,092		(587,096)	33,847,092	34,348,347	6/30/2012
94986AAC2	104,712,867	104,446,017		(266,850)	104,446,017	103,707,609	6/30/2012
03927PAF5	4,097,319	3,075,581		(1,021,738)	3,075,581	400,000	3/31/2012
03927PAH1	170,912	—	*	(170,912)	—	15,000	3/31/2012
03927PAG3	116,319	—	*	(116,319)	—	7,500	3/31/2012
05947UVY1	1,730,975	1,599,128		(131,847)	1,599,128	248,170	3/31/2012
059500AG3	23,991,105	21,807,242		(2,183,863)	21,807,242	14,344,230	3/31/2012
059497AC1	7,619,871	6,753,523		(866,348)	6,753,523	4,931,900	3/31/2012
07388YAY8	3,698,308	3,098,266		(600,042)	3,098,266	1,286,326	3/31/2012
07401DAL5	4,321,838	3,267,944		(1,053,894)	3,267,944	2,103,813	3/31/2012
07401DAN1	1,308,341	1,073,000		(235,341)	1,073,000	2,934,595	3/31/2012
07401DAM3	650,208	636,894		(13,314)	636,894	1,225,088	3/31/2012
17310MAS9	139,557	—	*	(139,557)	—	400,000	3/31/2012
17310MAL4	809,483	701,618		(107,865)	701,618	1,614,784	3/31/2012
226081AC1	15,000,000	13,196,967		(1,803,033)	13,196,967	3,750,000	3/31/2012
22545XAG8	9,418	8,641		(777)	8,641	45,569	3/31/2012
396789KF5	2,750,861	1,808,508		(942,353)	1,808,508	2,006,085	3/31/2012
36828QSG2	8,886,034	6,609,165		(2,276,869)	6,609,165	2,511,126	3/31/2012

B-114	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
36159XAJ9	$18,075,726	$16,999,560	$(1,076,166)	$16,999,560	$9,429,960	3/31/2012
36170UCQ2	50,006,750	44,638,189	(5,368,561)	44,638,189	18,500,000	3/31/2012
361849N57	2,498,005	932,692	(1,565,313)	932,692	1,064,682	3/31/2012
36228CYQ0	17,139,723	16,591,446	(548,277)	16,591,446	10,480,774	3/31/2012
362332AM0	4,193,532	3,211,574	(981,958)	3,211,574	2,501,155	3/31/2012
36298JAA1	19,270,136	18,645,869	(624,267)	18,645,869	9,024,418	3/31/2012
46625M2W8	718,878	80,154	(638,724)	80,154	544,649	3/31/2012
46625M2U2	1,933,117	1,650,190	(282,927)	1,650,190	839,863	3/31/2012
46625YRB1	1,552,608	849,009	(703,599)	849,009	872,913	3/31/2012
46629PAG3	1,923,444	629,946	(1,293,498)	629,946	1,972,653	3/31/2012
46629PAU2	252,381	109,816	(142,565)	109,816	420,000	3/31/2012
46630AAC2	135,940	113,054	(22,886)	113,054	507,500	3/31/2012
46629YAM1	2,722,648	2,316,128	(406,520)	2,316,128	6,841,688	3/31/2012
46629YAQ2	403,667	368,342	(35,325)	368,342	1,435,833	3/31/2012
46630VAP7	503,239	445,838	(57,401)	445,838	860,255	3/31/2012
50180JAG0	29,421,933	28,528,328	(893,605)	28,528,328	22,288,749	3/31/2012
60687UAL1	18,630,039	14,068,393	(4,561,646)	14,068,393	6,703,769	3/31/2012
60687UAM9	1,211,212	719,541	(491,671)	719,541	1,425,431	3/31/2012
55312TAG8	15,993,661	11,729,221	(4,264,440)	11,729,221	11,710,318	3/31/2012
59022HJS2	19,602,631	16,750,885	(2,851,746)	16,750,885	10,924,354	3/31/2012
59023BAM6	852,744	777,989	(74,755)	777,989	1,815,000	3/31/2012
61746WE63	5,223,712	4,558,844	(664,868)	4,558,844	4,756,946	3/31/2012
03762AAG4	1,927,848	781,662	(1,146,186)	781,662	817,800	3/31/2012
03762CAE5	15,300,852	13,477,162	(1,823,690)	13,477,162	5,274,000	3/31/2012
69348HBT4	11,257,496	10,736,009	(521,487)	10,736,009	6,011,014	3/31/2012
92976BFY3	5,004,685	3,345,962	(1,658,723)	3,345,962	2,633,728	3/31/2012
92976BFZ0	1,944,020	1,339,186	(604,834)	1,339,186	4,643,300	3/31/2012
92977RAK2	3,899,093	3,504,932	(394,161)	3,504,932	2,633,330	3/31/2012
93934DAQ0	157,705	154,642	(3,063)	154,642	154,371	3/31/2012
02660TFM0	8,915,850	8,781,984	(133,866)	8,781,984	6,462,980	3/31/2012
294751CU4	3,777,924	3,709,800	(68,124)	3,709,800	1,329,517	3/31/2012
05948KP37	9,696,291	9,372,211	(324,080)	9,372,211	8,247,443	3/31/2012
05949TBF5	14,080,977	14,060,674	(20,303)	14,060,674	13,860,502	3/31/2012
05949YAC2	11,181,786	11,077,225	(104,561)	11,077,225	10,681,716	3/31/2012
12543UAD4	39,803,535	39,656,412	(147,123)	39,656,412	36,063,504	3/31/2012
12543UAE2	13,826,679	13,787,864	(38,815)	13,787,864	12,368,960	3/31/2012
12543XAD8	23,845,753	23,783,722	(62,031)	23,783,722	38,733,966	3/31/2012
12544AAC9	46,211,075	45,875,845	(335,230)	45,875,845	43,857,150	3/31/2012
12545CAU4	33,345,918	32,943,812	(402,106)	32,943,812	30,068,254	3/31/2012
12566RAG6	32,645,165	31,609,034	(1,036,131)	31,609,034	26,651,272	3/31/2012
12667F5J0	18,496,365	18,415,016	(81,349)	18,415,016	17,036,641	3/31/2012
12667FYZ2	6,127,484	5,924,528	(202,956)	5,924,528	5,268,084	3/31/2012
12667GBA0	40,470,851	40,460,359	(10,492)	40,460,359	57,575,147	3/31/2012
12667GFB4	61,503,248	61,358,880	(144,368)	61,358,880	57,438,367	3/31/2012
12667GQA4	20,297,838	20,035,772	(262,066)	20,035,772	18,409,732	3/31/2012
12668AAG0	12,666,531	12,533,282	(133,249)	12,533,282	11,896,006	3/31/2012
12668AMH5	20,094,299	20,089,659	(4,640)	20,089,659	18,723,757	3/31/2012
126694XQ6	29,628,767	28,997,984	(630,783)	28,997,984	28,753,277	3/31/2012
12669EL95	6,892,323	6,107,068	(785,255)	6,107,068	5,962,426	3/31/2012
12669YAF9	17,415,527	17,368,357	(47,170)	17,368,357	15,276,915	3/31/2012
12670AAF8	43,931,290	43,723,746	(207,544)	43,723,746	40,497,490	3/31/2012
16163BAP9	26,828,880	26,583,068	(245,812)	26,583,068	23,883,701	3/31/2012
173105AA5	17,849,631	17,295,350	(554,281)	17,295,350	33,649,187	3/31/2012
32051G2J3	21,836,523	21,773,507	(63,016)	21,773,507	18,982,238	3/31/2012
32051GN35	24,404,858	24,072,518	(332,340)	24,072,518	23,374,393	3/31/2012

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-115

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
32051GP41	$19,237,781	$18,976,918		$(260,863)	$18,976,918	$18,191,200	3/31/2012
32051GVL6	22,734,824	22,500,748		(234,076)	22,500,748	21,047,581	3/31/2012
32052RAM2	17,650,370	17,527,669		(122,701)	17,527,669	16,629,858	3/31/2012
36185MCL4	18,070,244	17,926,899		(143,345)	17,926,899	17,299,053	3/31/2012
52521RAS0	1,457,118	1,341,799		(115,319)	1,341,799	1,230,650	3/31/2012
576434FV1	3,535,359	2,733,022		(802,337)	2,733,022	2,421,774	3/31/2012
576434SW5	5,935,941	5,224,519		(711,422)	5,224,519	4,132,898	3/31/2012
74951PCY2	815,537	624,580		(190,957)	624,580	419,838	3/31/2012
74957EAE7	16,268,852	16,213,191		(55,661)	16,213,191	15,099,680	3/31/2012
74957EAF4	33,400,652	33,205,596		(195,056)	33,205,596	30,244,486	3/31/2012
74957VAQ2	17,998,524	17,959,283		(39,241)	17,959,283	16,492,900	3/31/2012
74957XAF2	34,181,152	34,157,387		(23,765)	34,157,387	32,241,167	3/31/2012
76110HHA0	7,430,484	7,410,160		(20,324)	7,410,160	6,546,208	3/31/2012
76110HNQ8	2,175,407	1,304,971		(870,436)	1,304,971	1,962,670	3/31/2012
76110HX87	20,920,644	20,909,644		(11,000)	20,909,644	17,159,174	3/31/2012
761118PQ5	10,370,246	10,320,154		(50,092)	10,320,154	9,168,236	3/31/2012
86359BFG1	1,354,808	772,407		(582,401)	772,407	614,009	3/31/2012
94980SAS4	37,327,551	37,125,634		(201,917)	37,125,634	38,290,480	3/31/2012
94980SBJ3	18,809,209	18,676,165		(133,044)	18,676,165	19,090,280	3/31/2012
949837CC0	24,318,442	24,094,300		(224,142)	24,094,300	23,330,721	3/31/2012
94983SAV4	38,865,634	38,006,398		(859,236)	38,006,398	38,594,720	3/31/2012
94984AAG5	12,688,720	12,406,546		(282,174)	12,406,546	12,886,206	3/31/2012
94984FAR0	32,918,269	32,847,539		(70,730)	32,847,539	51,109,162	3/31/2012
94984HAC9	35,234,983	34,945,769		(289,214)	34,945,769	43,293,935	3/31/2012
94984JAE1	48,737,842	48,475,543		(262,299)	48,475,543	47,664,691	3/31/2012
94985LAF2	37,123,314	36,283,916		(839,398)	36,283,916	36,668,371	3/31/2012
52108RCH3	7,597,426	—	²	(1,731,676)	5,865,750	5,865,750	3/31/2012
36828QSJ6	4,267,678	—	²	(1,492,886)	2,774,792	2,774,792	3/31/2012
52108RCF7	9,530,616	—	²	(1,024,626)	8,505,990	8,505,990	3/31/2012
92976BBV3	10,142,088	—	²	(797,059)	9,345,029	9,345,029	3/31/2012
52108RCD2	7,647,568	—	²	(611,369)	7,036,199	7,036,199	3/31/2012
07387BEN9	1,151,438	—	²	(511,735)	639,703	639,703	3/31/2012
52108RBX9	9,752,984	—	²	(417,859)	9,335,125	9,335,125	3/31/2012
52108RCB6	7,690,609	—	²	(417,080)	7,273,529	7,273,529	3/31/2012
52108RBZ4	9,672,215	—	²	(385,016)	9,287,199	9,287,199	3/31/2012
46628FAU5	1,464,501	—	²	(80,110)	1,384,391	1,384,391	3/31/2012
59025KAJ1	1,771,647	—	²	(74,524)	1,697,123	1,697,123	3/31/2012
17310MAQ3	3,988,101	—	²	(69,027)	3,919,074	3,919,074	3/31/2012
004421MW0	22,591,560	22,415,344		(176,216)	22,415,344	16,999,971	12/31/2011
12668ASQ9	15,553,893	15,403,907		(149,986)	15,403,907	13,365,858	12/31/2011
12668ASR7	6,286,385	6,153,807		(132,578)	6,153,807	4,577,427	12/31/2011
161546FJ0	2,543,448	2,503,870		(39,578)	2,503,870	1,341,142	12/31/2011
21075WBA2	1,428,491	1,374,301		(54,190)	1,374,301	1,347,187	12/31/2011
21075WCJ2	742,471	723,050		(19,421)	723,050	706,888	12/31/2011
22541S5T1	4,997,995	4,717,562		(280,433)	4,717,562	2,578,420	12/31/2011
251511AC5	13,001,316	12,456,530		(544,786)	12,456,530	11,115,631	12/31/2011
294751BQ4	1,400,662	1,130,716		(269,946)	1,130,716	596,090	12/31/2011
294751BY7	2,303,908	2,083,863		(220,045)	2,083,863	1,362,934	12/31/2011
294751FC1	424,059	245,031		(179,028)	245,031	481,165	12/31/2011
3622ELAD8	34,344,829	32,885,188		(1,459,641)	32,885,188	26,326,768	12/31/2011
61749EAE7	15,855,707	15,621,821		(233,886)	15,621,821	11,248,225	12/31/2011
75971EAF3	353,565	337,595		(15,970)	337,595	198,481	12/31/2011
760985YY1	260,203	217,084		(43,119)	217,084	99,483	12/31/2011
03762CAE5	19,030,571	15,365,581		(3,664,990)	15,365,581	4,324,000	12/31/2011
059500AG3	25,048,068	24,002,215		(1,045,853)	24,002,215	13,928,185	12/31/2011

B-116	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
05950WAP3	$17,080,256	$11,361,761		$(5,718,495)	$11,361,761	$10,205,143	12/31/2011
05950XAJ5	19,827,696	19,777,781		(49,915)	19,777,781	11,880,270	12/31/2011
07388YAY8	5,637,345	3,777,667		(1,859,678)	3,777,667	2,174,987	12/31/2011
07388YBA9	2,111,151	—	*	(2,111,151)	—	1,489,308	12/31/2011
07401DAL5	5,422,242	4,332,442		(1,089,800)	4,332,442	2,849,643	12/31/2011
07401DAM3	2,052,629	694,611		(1,358,018)	694,611	1,570,166	12/31/2011
17310MAL4	2,234,420	872,009		(1,362,411)	872,009	1,573,349	12/31/2011
17310MAS9	162,759	139,556		(23,203)	139,556	720,000	12/31/2011
20047QAM7	2,058,527	2,001,047		(57,480)	2,001,047	8,316,304	12/31/2011
225458VV7	10,008,698	9,869,824		(138,874)	9,869,824	6,488,972	12/31/2011
225458VY1	1,871,162	931,334		(939,828)	931,334	838,537	12/31/2011
22545XAG8	20,411	10,369		(10,042)	10,369	40,301	12/31/2011
36159XAJ9	18,258,715	18,091,151		(167,564)	18,091,151	8,454,269	12/31/2011
36228CWB5	25,278,369	22,690,676		(2,587,693)	22,690,676	14,480,243	12/31/2011
396789KF5	2,814,647	2,770,038		(44,609)	2,770,038	1,782,400	12/31/2011
46625M2Y4	90,542	—	*	(90,542)	—	325,809	12/31/2011
46625M7A1	6,030,156	4,030,987		(1,999,169)	4,030,987	917,897	12/31/2011
46625MQ77	115,005	—	*	(115,005)	—	183,273	12/31/2011
46625YA60	269,520	266,222		(3,298)	266,222	1,204,869	12/31/2011
46630VAP7	786,932	538,761		(248,171)	538,761	1,208,319	12/31/2011
50180JAG0	31,643,343	29,504,194		(2,139,149)	29,504,194	17,105,627	12/31/2011
60687UAL1	19,129,917	18,630,476		(499,441)	18,630,476	9,338,153	12/31/2011
60687UAM9	1,995,422	1,274,639		(720,783)	1,274,639	1,860,876	12/31/2011
69348HBT4	11,973,543	11,186,588		(786,955)	11,186,588	5,836,449	12/31/2011
74438WAN6	305,442	258,839		(46,603)	258,839	187,853	12/31/2011
92976BFZ0	8,536,283	2,040,473		(6,495,810)	2,040,473	4,295,675	12/31/2011
92976BGE6	653,988	544,541		(109,447)	544,541	1,444,195	12/31/2011
92976VAT5	9,903,330	9,618,391		(284,939)	9,618,391	5,811,388	12/31/2011
92977QAM0	8,175,546	2,091,944		(6,083,602)	2,091,944	10,268,650	12/31/2011
92977QAP3	895,885	374,432		(521,453)	374,432	5,627,130	12/31/2011
92978TAM3	1,943,041	—	*	(1,943,041)	—	7,411,617	12/31/2011
05948KKZ1	3,497,270	3,182,834		(314,436)	3,182,834	2,371,208	12/31/2011
05949AA67	1,128,478	1,081,178		(47,300)	1,081,178	2,746,501	12/31/2011
05949AM31	76,222	69,991		(6,231)	69,991	52,033	12/31/2011
12669E4V5	9,046,295	8,974,503		(71,792)	8,974,503	6,551,168	12/31/2011
12669E4W3	1,566,728	1,061,141		(505,587)	1,061,141	1,580,772	12/31/2011
12669EL95	7,358,570	7,002,255		(356,315)	7,002,255	6,085,718	12/31/2011
12669EWY8	7,947,570	7,392,317		(555,253)	7,392,317	5,713,418	12/31/2011
12669EWZ5	757,315	705,056		(52,259)	705,056	1,711,058	12/31/2011
22541SVH8	5,026,531	4,205,902		(820,629)	4,205,902	3,273,345	12/31/2011
251510ET6	2,308,450	1,587,724		(720,726)	1,587,724	2,663,480	12/31/2011
32051GDH5	1,261,349	950,225		(311,124)	950,225	885,279	12/31/2011
36185NJ50	1,643,240	1,582,400		(60,840)	1,582,400	1,394,056	12/31/2011
36185NW55	1,438,957	1,379,484		(59,473)	1,379,484	1,144,329	12/31/2011
74951PEA2	265,968	219,733		(46,235)	219,733	334,464	12/31/2011
7609856L0	3,647,060	3,197,376		(449,684)	3,197,376	2,937,238	12/31/2011
76110HHA0	7,821,928	7,732,724		(89,204)	7,732,724	6,833,214	12/31/2011
76110HSG5	5,335,610	5,214,665		(120,945)	5,214,665	5,207,641	12/31/2011
05949TBF5	14,539,522	14,376,599		(162,923)	14,376,599	13,957,421	12/31/2011
12667GUG6	4,686,673	4,579,177		(107,496)	4,579,177	4,302,914	12/31/2011
32051G2H7	9,425,438	9,061,820		(363,618)	9,061,820	8,061,549	12/31/2011
32051GN35	25,013,674	24,819,498		(194,176)	24,819,498	23,227,400	12/31/2011
32051GNS0	2,830,893	2,415,871		(415,022)	2,415,871	5,504,762	12/31/2011
32051GSQ9	6,940,626	6,588,863		(351,763)	6,588,863	12,743,891	12/31/2011
92977YBQ3	8,053,327	7,203,202		(850,125)	7,203,202	9,640,415	12/31/2011

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-117

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
94985JCA6	$28,110,187	$27,677,160	$(433,027)	$27,677,160	$26,444,910	12/31/2011
32051GP41	19,478,025	19,238,580	(239,445)	19,238,580	17,501,620	12/31/2011
949837AF5	68,067,065	67,125,276	(941,789)	67,125,276	63,007,793	12/31/2011
94984HAC9	35,382,919	35,259,321	(123,598)	35,259,321	44,366,701	12/31/2011
94985WAP6	19,305,817	19,109,418	(196,399)	19,109,418	18,637,274	12/31/2011
05949YAC2	11,697,309	11,058,756	(638,553)	11,058,756	9,947,093	12/31/2011
12667F2J3	42,493,417	41,990,777	(502,640)	41,990,777	38,184,902	12/31/2011
12667GJR5	52,238,578	51,716,807	(521,771)	51,716,807	42,382,367	12/31/2011
32051G2J3	21,816,767	21,604,152	(212,615)	21,604,152	18,313,327	12/31/2011
76111XN90	7,442,211	7,261,986	(180,225)	7,261,986	6,972,081	12/31/2011
94985WAQ4	78,543,947	77,054,573	(1,489,374)	77,054,573	74,163,533	12/31/2011
02147QAE2	39,337,111	38,882,221	(454,890)	38,882,221	33,224,390	12/31/2011
02151FAD1	35,416,605	35,192,440	(224,165)	35,192,440	33,825,680	12/31/2011
05948KC98	16,299,738	16,153,307	(146,431)	16,153,307	14,667,519	12/31/2011
05948KP37	9,927,884	9,916,487	(11,397)	9,916,487	9,203,366	12/31/2011
05950RAK5	27,835,569	27,671,346	(164,223)	27,671,346	26,103,546	12/31/2011
12543UAD4	40,684,575	39,858,306	(826,269)	39,858,306	34,747,225	12/31/2011
12543UAE2	14,258,736	13,984,348	(274,388)	13,984,348	11,959,746	12/31/2011
12543XAD8	24,330,818	24,020,519	(310,299)	24,020,519	37,876,184	12/31/2011
12544DAK5	21,263,750	20,670,543	(593,207)	20,670,543	19,855,762	12/31/2011
12544DAQ2	15,139,862	14,729,039	(410,823)	14,729,039	14,114,085	12/31/2011
12544LAK7	28,564,821	28,564,411	(410)	28,564,411	28,371,660	12/31/2011
12544RAL2	8,464,824	8,315,419	(149,405)	8,315,419	7,412,400	12/31/2011
12667F4N2	8,936,680	8,781,423	(155,257)	8,781,423	7,896,344	12/31/2011
12667F5Z4	25,640,140	25,198,370	(441,770)	25,198,370	21,765,290	12/31/2011
12667F7D1	23,222,032	23,213,847	(8,185)	23,213,847	20,760,221	12/31/2011
12667GFB4	62,309,602	62,103,000	(206,602)	62,103,000	57,708,345	12/31/2011
12667GFT5	18,406,789	18,097,001	(309,788)	18,097,001	15,339,699	12/31/2011
12667GKE2	13,340,301	13,268,591	(71,710)	13,268,591	11,223,530	12/31/2011
12667GLE1	27,739,481	27,514,390	(225,091)	27,514,390	24,804,232	12/31/2011
12667GQA4	20,607,678	20,451,471	(156,207)	20,451,471	18,191,516	12/31/2011
12668AAG0	13,402,901	12,916,976	(485,925)	12,916,976	13,010,199	12/31/2011
126694JS8	27,613,195	27,122,138	(491,057)	27,122,138	23,122,404	12/31/2011
126694XQ6	30,333,090	29,648,783	(684,307)	29,648,783	27,666,690	12/31/2011
12669YAF9	18,085,807	17,898,160	(187,647)	17,898,160	16,105,757	12/31/2011
12669YAX0	13,211,327	13,153,470	(57,857)	13,153,470	9,785,452	12/31/2011
12670AAF8	44,668,605	43,974,056	(694,549)	43,974,056	39,296,110	12/31/2011
161631AV8	39,102,113	38,849,870	(252,243)	38,849,870	36,394,968	12/31/2011
16163BAP9	27,227,221	26,855,354	(371,867)	26,855,354	24,058,902	12/31/2011
170255AS2	14,453,750	14,052,285	(401,465)	14,052,285	12,797,879	12/31/2011
17025AAB8	15,878,895	14,907,194	(971,701)	14,907,194	16,706,175	12/31/2011
17025JAB9	36,480,861	36,150,043	(330,818)	36,150,043	34,331,281	12/31/2011
17025TAV3	27,283,438	26,829,885	(453,553)	26,829,885	24,516,797	12/31/2011
17312FAD5	9,783,950	9,663,490	(120,460)	9,663,490	8,790,970	12/31/2011
32051GFL4	6,947,633	6,743,701	(203,932)	6,743,701	6,749,021	12/31/2011
32051GUQ6	20,646,005	20,566,812	(79,193)	20,566,812	18,677,368	12/31/2011
32051GVL6	23,167,772	22,949,745	(218,027)	22,949,745	20,749,766	12/31/2011
36185MEG3	14,048,228	13,887,960	(160,268)	13,887,960	13,939,519	12/31/2011
3622MPAN8	28,418,236	28,346,905	(71,331)	28,346,905	27,359,350	12/31/2011
3622MPBE7	49,423,845	49,367,449	(56,396)	49,367,449	45,604,100	12/31/2011
362669AQ6	9,800,494	9,689,758	(110,736)	9,689,758	9,494,484	12/31/2011
45660LPD5	13,382,334	13,151,674	(230,660)	13,151,674	10,948,805	12/31/2011
46627MAC1	10,184,151	9,933,001	(251,150)	9,933,001	7,945,644	12/31/2011
46628YBK5	28,210,123	27,685,765	(524,358)	27,685,765	24,243,108	12/31/2011
58550PAC0	588,658	446,296	(142,362)	446,296	540,515	12/31/2011

B-118	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
749577AL6	$17,298,863	$17,200,477	$(98,386)	$17,200,477	$15,205,934	12/31/2011
74957VAQ2	18,823,946	18,766,902	(57,044)	18,766,902	17,094,112	12/31/2011
74957XAF2	35,043,094	34,928,034	(115,060)	34,928,034	29,419,918	12/31/2011
749583AH3	9,617,142	9,588,658	(28,484)	9,588,658	8,623,983	12/31/2011
74958AAD6	28,218,004	27,857,101	(360,903)	27,857,101	24,432,287	12/31/2011
74958AAH7	24,779,658	24,562,278	(217,380)	24,562,278	22,037,429	12/31/2011
76110HX53	9,390,953	9,350,418	(40,535)	9,350,418	8,590,219	12/31/2011
949772AD9	26,064,111	26,032,967	(31,144)	26,032,967	25,707,965	12/31/2011
94980SAS4	37,499,780	37,305,760	(194,020)	37,305,760	38,106,160	12/31/2011
94980SBJ3	18,895,713	18,800,399	(95,314)	18,800,399	18,496,460	12/31/2011
949837BE7	19,710,586	19,441,226	(269,360)	19,441,226	18,563,052	12/31/2011
949837BK3	8,461,277	8,343,680	(117,597)	8,343,680	7,879,095	12/31/2011
949837CC0	25,066,550	24,701,523	(365,027)	24,701,523	23,881,548	12/31/2011
94984AAR1	28,695,367	28,439,129	(256,238)	28,439,129	27,287,880	12/31/2011
94984AAS9	9,070,812	9,031,927	(38,885)	9,031,927	38,971,534	12/31/2011
94984FAR0	33,820,848	33,486,156	(334,692)	33,486,156	50,826,958	12/31/2011
94985JAB6	47,805,425	46,890,799	(914,626)	46,890,799	45,631,000	12/31/2011
94985JBR0	28,796,377	28,237,483	(558,894)	28,237,483	27,341,087	12/31/2011
94985LAD7	15,367,803	14,899,982	(467,821)	14,899,982	14,659,815	12/31/2011
94985RAP7	60,111,130	59,299,392	(811,738)	59,299,392	56,583,744	12/31/2011
94985WBL4	36,679,399	36,086,592	(592,807)	36,086,592	35,280,570	12/31/2011
94986AAC2	108,934,925	107,831,375	(1,103,550)	107,831,375	102,662,685	12/31/2011
17310MAQ3	4,720,890	—²	(732,789)	3,988,101	3,988,101	12/31/2011
19075CAJ2	4,708,261	—²	(486,329)	4,221,932	4,221,932	12/31/2011
19075CAK9	5,375,311	—²	(140,726)	5,234,585	5,234,585	12/31/2011
46628FAU5	1,566,902	—²	(102,400)	1,464,502	1,464,502	12/31/2011
59025KAJ1	1,902,971	—²	(131,323)	1,771,648	1,771,648	12/31/2011
92976BBV3	11,050,865	—²	(908,776)	10,142,089	10,142,089	12/31/2011
004421MW0	23,869,919	23,338,255	(531,664)	23,338,255	17,755,371	9/30/2011
05947U6C7	20,574,137	19,297,180	(1,276,957)	19,297,180	11,127,386	9/30/2011
05948KLA5	251,425	245,722	(5,703)	245,722	609,380	9/30/2011
05949AM31	94,954	76,222	(18,732)	76,222	80,680	9/30/2011
05949TBF5	15,295,706	15,260,891	(34,815)	15,260,891	15,054,284	9/30/2011
05950XAJ5	20,044,794	19,834,096	(210,698)	19,834,096	13,827,214	9/30/2011
059511AK1	3,839,391	1,637,950	(2,201,441)	1,637,950	1,167,394	9/30/2011
059511AL9	3,748,791	542,271	(3,206,520)	542,271	1,722,948	9/30/2011
07388VAK4	7,626,772	6,344,300	(1,282,472)	6,344,300	3,715,392	9/30/2011
07388VAL2	3,292,020	2,952,388	(339,632)	2,952,388	7,589,981	9/30/2011
07388YBA9	2,578,515	2,129,725	(448,790)	2,129,725	2,249,971	9/30/2011
12543UAD4	41,224,372	40,773,524	(450,848)	40,773,524	35,252,740	9/30/2011
12543UAE2	14,631,007	14,523,778	(107,229)	14,523,778	12,316,542	9/30/2011
12543XAD8	24,604,683	24,459,424	(145,259)	24,459,424	24,145,850	9/30/2011
12545CAU4	36,163,938	35,885,213	(278,725)	35,885,213	34,149,720	9/30/2011
12566XAE8	28,324,818	27,959,736	(365,082)	27,959,736	26,512,878	9/30/2011
12566XAG3	13,448,822	13,143,200	(305,622)	13,143,200	12,632,660	9/30/2011
126670CL0	19,762,888	18,725,504	(1,037,384)	18,725,504	16,979,265	9/30/2011
126670GR3	5,167,251	4,933,550	(233,701)	4,933,550	2,618,574	9/30/2011
126670QT8	3,070,989	3,025,169	(45,820)	3,025,169	2,336,675	9/30/2011
126670QU5	10,850,281	10,623,307	(226,974)	10,623,307	7,414,440	9/30/2011
12667FMJ1	15,390,872	14,991,177	(399,695)	14,991,177	9,049,653	9/30/2011
12667GQA4	21,147,716	20,976,951	(170,765)	20,976,951	18,026,894	9/30/2011
12668ASR7	6,350,809	6,304,821	(45,988)	6,304,821	4,724,677	9/30/2011
126694JS8	27,781,151	27,603,141	(178,010)	27,603,141	23,212,641	9/30/2011
12669YAF9	18,877,231	18,704,323	(172,908)	18,704,323	17,063,109	9/30/2011
12669YAH5	14,499,875	14,321,116	(178,759)	14,321,116	12,599,988	9/30/2011

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-119

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
12669YAX0	$14,076,715	$13,925,667		$(151,048)	$13,925,667	$12,074,555	9/30/2011
161631AV8	39,254,318	39,137,734		(116,584)	39,137,734	36,591,824	9/30/2011
17025JAB9	36,628,466	36,485,065		(143,401)	36,485,065	34,773,813	9/30/2011
17307GVJ4	9,875,066	9,672,443		(202,623)	9,672,443	9,934,363	9/30/2011
17310MAS9	217,952	210,763		(7,189)	210,763	946,070	9/30/2011
20173MAN0	3,713,203	3,699,090		(14,113)	3,699,090	5,100,000	9/30/2011
20173QAJ0	6,096,193	5,393,157		(703,036)	5,393,157	5,407,908	9/30/2011
20173QAK7	836,318	641,753		(194,565)	641,753	2,796,231	9/30/2011
21075WBA2	1,524,463	1,494,595		(29,868)	1,494,595	1,458,058	9/30/2011
22541Q4M1	6,252,359	5,912,667		(339,692)	5,912,667	3,774,210	9/30/2011
225458VY1	2,655,464	1,988,615		(666,849)	1,988,615	1,989,750	9/30/2011
22545XAG8	46,759	20,651		(26,108)	20,651	36,009	9/30/2011
32051GUQ6	20,813,600	20,636,064		(177,536)	20,636,064	18,495,702	9/30/2011
32051GVL6	23,490,915	23,438,918		(51,997)	23,438,918	21,821,759	9/30/2011
36157TJG7	983,821	—	²	(121,880)	861,941	861,941	9/30/2011
36228CDP5	471,909	266,055		(205,854)	266,055	831,507	9/30/2011
36228CWB5	32,052,168	25,368,074		(6,684,094)	25,368,074	14,035,764	9/30/2011
3622MPBE7	49,585,723	49,466,350		(119,373)	49,466,350	45,826,150	9/30/2011
396789KF5	3,202,256	2,833,921		(368,335)	2,833,921	1,686,993	9/30/2011
42332QAL7	2,730,543	2,718,239		(12,304)	2,718,239	1,375,070	9/30/2011
46625YA60	1,358,830	307,473		(1,051,357)	307,473	1,052,876	9/30/2011
46625YRB1	2,181,256	1,599,726		(581,530)	1,599,726	1,037,184	9/30/2011
46628SAG8	18,266,766	17,826,876		(439,890)	17,826,876	14,470,465	9/30/2011
46628YBK5	28,634,253	28,222,762		(411,491)	28,222,762	26,701,133	9/30/2011
46628YBP4	14,979,014	14,024,082		(954,932)	14,024,082	13,802,096	9/30/2011
46629PAG3	2,495,437	1,966,524		(528,913)	1,966,524	2,891,205	9/30/2011
50177AAL3	200,996	9,902		(191,094)	9,902	3,900,515	9/30/2011
50180JAG0	34,812,879	31,695,404		(3,117,475)	31,695,404	18,529,224	9/30/2011
52521RAS0	1,619,807	1,564,384		(55,423)	1,564,384	1,626,438	9/30/2011
525221CM7	23,250,372	21,935,145		(1,315,227)	21,935,145	15,515,449	9/30/2011
52523KAH7	9,804,380	9,624,320		(180,060)	9,624,320	7,023,874	9/30/2011
55312TAG8	19,718,435	16,110,600		(3,607,835)	16,110,600	11,109,030	9/30/2011
55312TAH6	1,426,882	798,219		(628,663)	798,219	5,148,109	9/30/2011
58550PAC0	701,448	628,080		(73,368)	628,080	579,586	9/30/2011
59022HJS2	20,301,794	19,617,805		(683,989)	19,617,805	10,878,474	9/30/2011
60688BAJ7	11,584,760	5,857,859		(5,726,901)	5,857,859	5,564,470	9/30/2011
617451CA5	6,618,726	6,475,244		(143,482)	6,475,244	3,126,802	9/30/2011
61745MU50	3,976,991	2,642,754		(1,334,237)	2,642,754	1,670,635	9/30/2011
61745MU68	356,186	233,081		(123,105)	233,081	1,540,732	9/30/2011
61749EAE7	16,389,173	16,237,957		(151,216)	16,237,957	9,506,129	9/30/2011
61750YAF6	27,638,067	26,699,216		(938,851)	26,699,216	18,884,468	9/30/2011
61754KAH8	25,173,879	20,992,729		(4,181,150)	20,992,729	17,832,370	9/30/2011
61755BAH7	49,044,448	47,427,779		(1,616,669)	47,427,779	27,906,835	9/30/2011
73316PGH7	10,289,711	10,221,039		(68,672)	10,221,039	8,225,465	9/30/2011
73316PGJ3	13,120,319	12,179,070		(941,249)	12,179,070	9,496,204	9/30/2011
74951PEA2	385,150	300,979		(84,171)	300,979	507,036	9/30/2011
749577AL6	17,419,537	17,342,882		(76,655)	17,342,882	16,238,819	9/30/2011
74957EAE7	17,577,497	17,487,105		(90,392)	17,487,105	16,506,009	9/30/2011
74957EAF4	36,282,204	36,082,378		(199,826)	36,082,378	33,437,131	9/30/2011
74957VAQ2	20,077,409	19,914,811		(162,598)	19,914,811	18,595,328	9/30/2011
74957XAF2	35,784,486	35,609,375		(175,111)	35,609,375	34,500,677	9/30/2011
74958EAD8	47,419,570	46,777,510		(642,060)	46,777,510	45,050,650	9/30/2011
7609856L0	4,065,048	3,827,087		(237,961)	3,827,087	3,081,325	9/30/2011
76110HHB8	894,252	835,371		(58,881)	835,371	2,093,527	9/30/2011
76110HX87	21,983,539	21,367,921		(615,618)	21,367,921	17,514,460	9/30/2011

B-120	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
761118PQ5	$11,097,907	$10,934,518		$(163,389)	$10,934,518	$9,321,301	9/30/2011
76111XN90	8,564,760	7,846,221		(718,539)	7,846,221	7,616,815	9/30/2011
84604CAE7	2,732,318	2,633,669		(98,649)	2,633,669	2,551,738	9/30/2011
86359BFG1	1,797,452	1,496,026		(301,426)	1,496,026	1,377,970	9/30/2011
92976BFZ0	10,005,179	8,555,934		(1,449,245)	8,555,934	3,889,206	9/30/2011
92976BGE6	758,600	727,947		(30,653)	727,947	1,287,305	9/30/2011
94980SBJ3	18,888,889	18,876,199		(12,690)	18,876,199	18,515,880	9/30/2011
949837CC0	25,203,525	25,067,215		(136,310)	25,067,215	24,255,407	9/30/2011
94983BAP4	15,409,157	15,367,334		(41,823)	15,367,334	15,500,397	9/30/2011
94984AAR1	28,921,008	28,699,246		(221,762)	28,699,246	26,162,730	9/30/2011
94984AAS9	9,534,419	9,460,302		(74,117)	9,460,302	8,865,397	9/30/2011
94984FAR0	34,862,018	34,654,252		(207,766)	34,654,252	32,829,185	9/30/2011
94984HAC9	35,804,330	35,428,449		(375,881)	35,428,449	35,314,539	9/30/2011
94985JAB6	48,005,187	47,823,688		(181,499)	47,823,688	47,755,100	9/30/2011
94985JBR0	28,950,520	28,812,994		(137,526)	28,812,994	28,370,535	9/30/2011
94985JCA6	28,354,882	28,154,177		(200,705)	28,154,177	26,814,150	9/30/2011
94985RAP7	60,563,665	60,162,652		(401,013)	60,162,652	58,824,064	9/30/2011
07387BEP4	1,067,268	—	²	(442,627)	624,641	624,641	9/30/2011
19075CAJ2	4,783,820	—	²	(75,559)	4,708,261	4,708,261	9/30/2011
36828QSJ6	4,749,563	—	²	(481,884)	4,267,679	4,267,679	9/30/2011
46628FAU5	1,637,904	—	²	(71,003)	1,566,901	1,566,901	9/30/2011
55312TAR4	485,680	—	²	(60,710)	424,970	424,970	9/30/2011
59022HJU7	5,344,727	—	²	(597,196)	4,747,531	4,747,531	9/30/2011
59025KAJ1	3,507,263	—	²	(1,604,292)	1,902,971	1,902,971	9/30/2011
92976BBV3	12,467,305	—	²	(1,416,440)	11,050,865	11,050,865	9/30/2011
92978MAL0	6,740,664	—	²	(1,018,481)	5,722,183	5,722,183	9/30/2011
126670GR3	5,416,291	5,190,365		(225,926)	5,190,365	3,016,097	6/30/2011
12668ASQ9	18,889,756	18,195,156		(694,600)	18,195,156	17,989,930	6/30/2011
12668ASR7	6,667,207	6,368,377		(298,830)	6,368,377	4,739,805	6/30/2011
16165LAG5	12,333,221	12,311,672		(21,549)	12,311,672	11,544,529	6/30/2011
21075WBA2	1,551,510	1,544,351		(7,159)	1,544,351	1,493,611	6/30/2011
3622ELAD8	37,605,697	36,833,238		(772,459)	36,833,238	32,652,797	6/30/2011
525221CM7	23,311,901	23,306,182		(5,719)	23,306,182	16,105,313	6/30/2011
525221DF1	26,458,975	26,180,867		(278,108)	26,180,867	25,862,099	6/30/2011
525221EB9	23,883,119	23,305,539		(577,580)	23,305,539	20,824,874	6/30/2011
52523KAH7	10,623,645	10,156,312		(467,333)	10,156,312	7,529,057	6/30/2011
61749WAH0	3,775,210	3,619,957		(155,253)	3,619,957	3,061,191	6/30/2011
61749WAJ6	2,639,940	2,503,794		(136,146)	2,503,794	2,140,023	6/30/2011
61750YAF6	29,536,727	28,464,536		(1,072,191)	28,464,536	28,014,201	6/30/2011
74924PAJ1	379,543	154,379		(225,164)	154,379	158,197	6/30/2011
760985WT4	366,614	213,018		(153,596)	213,018	47,090	6/30/2011
760985YX3	6,166,894	5,816,442		(350,452)	5,816,442	1,077,367	6/30/2011
760985YY1	582,188	281,856		(300,332)	281,856	107,740	6/30/2011
76110WRW8	2,466,943	2,224,582		(242,361)	2,224,582	670,391	6/30/2011
76110WSF4	18,410,240	18,239,875		(170,365)	18,239,875	9,853,689	6/30/2011
76110WXR2	8,889,893	8,521,705		(368,188)	8,521,705	4,440,835	6/30/2011
79550DAD1	4,258,742	4,110,947		(147,795)	4,110,947	2,983,636	6/30/2011
059511AL9	4,685,314	3,807,010		(878,304)	3,807,010	2,185,614	6/30/2011
07387BEQ2	266,043	—	*	(266,043)	—	833,700	6/30/2011
07388VAK4	7,974,854	7,633,817		(341,037)	7,633,817	4,718,009	6/30/2011
07388VAL2	6,973,679	3,513,683		(3,459,996)	3,513,683	10,081,157	6/30/2011
07401DAM3	2,793,504	2,090,294		(703,210)	2,090,294	2,601,535	6/30/2011
07401DAN1	2,209,235	1,707,746		(501,489)	1,707,746	6,656,890	6/30/2011
17310MAL4	3,811,232	2,312,053		(1,499,179)	2,312,053	2,880,693	6/30/2011
17310MAS9	413,377	268,555		(144,822)	268,555	1,070,687	6/30/2011

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-121

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
20047QAM7	$2,931,027	$2,482,198		$(448,829)	$2,482,198	$9,492,008	6/30/2011
20047QAN5	1,083,109	608,636		(474,473)	608,636	5,705,568	6/30/2011
20173TAP0	444,753	372,922		(71,831)	372,922	4,986,279	6/30/2011
22544QAK5	369,203	191,537		(177,666)	191,537	4,485,326	6/30/2011
225458VY1	11,201,665	2,762,419		(8,439,246)	2,762,419	2,046,600	6/30/2011
361849K84	308,401	—	*	(308,401)	—	2,388,397	6/30/2011
36828QSL1	425,621	193,835		(231,786)	193,835	993,103	6/30/2011
396789KF5	4,330,436	3,231,663		(1,098,773)	3,231,663	1,727,913	6/30/2011
46625MQ77	257,122	133,559		(123,563)	133,559	205,442	6/30/2011
46625MZG7	7,872,548	6,303,333		(1,569,215)	6,303,333	8,624,734	6/30/2011
46625YA60	2,985,770	1,382,420		(1,603,350)	1,382,420	1,153,210	6/30/2011
46625YA78	361,470	—	*	(361,470)	—	1,082,782	6/30/2011
46625YC68	25,139	—	*	(25,139)	—	364,800	6/30/2011
46625YRB1	2,848,883	2,203,328		(645,555)	2,203,328	1,201,335	6/30/2011
46629PAG3	3,785,480	2,501,865		(1,283,615)	2,501,865	3,546,260	6/30/2011
46629PAU2	421,316	351,240		(70,076)	351,240	1,505,654	6/30/2011
46630AAC2	327,069	242,804		(84,265)	242,804	875,000	6/30/2011
46631BAP0	520,501	178,624		(341,877)	178,624	5,045,346	6/30/2011
50180JAG0	35,106,978	34,821,850		(285,128)	34,821,850	26,270,801	6/30/2011
50180JAJ4	1,472,798	85,964		(1,386,834)	85,964	6,437,085	6/30/2011
59025KAJ1	3,911,404	3,487,720		(423,684)	3,487,720	2,281,862	6/30/2011
59025KAK8	14,098,654	4,035,144		(10,063,510)	4,035,144	7,378,574	6/30/2011
60688BAJ7	20,725,566	11,672,299		(9,053,267)	11,672,299	10,546,935	6/30/2011
60688BAM0	1,292,276	—	*	(1,292,276)	—	1,844,769	6/30/2011
60688BAS7	1,015,664	—	*	(1,015,664)	—	1,920,945	6/30/2011
617451CA5	6,856,720	6,618,744		(237,976)	6,618,744	3,409,175	6/30/2011
61745MX40	467,147	456,400		(10,747)	456,400	2,090,886	6/30/2011
61751NAN2	2,219,120	1,959,479		(259,641)	1,959,479	1,983,658	6/30/2011
61753JAL3	349,048	184,198		(164,850)	184,198	5,067,583	6/30/2011
61754KAH8	31,916,904	25,308,458		(6,608,446)	25,308,458	26,570,862	6/30/2011
74438WAN6	400,684	305,443		(95,241)	305,443	23,023	6/30/2011
92976BGE6	4,985,198	807,846		(4,177,352)	807,846	1,378,953	6/30/2011
05948KC98	16,688,309	16,679,711		(8,598)	16,679,711	15,591,701	6/30/2011
05948KKZ1	4,210,412	3,655,833		(554,579)	3,655,833	2,534,931	6/30/2011
05948KLA5	489,827	296,688		(193,139)	296,688	622,602	6/30/2011
05948KP37	10,167,635	10,135,821		(31,814)	10,135,821	10,005,554	6/30/2011
05949AA67	1,743,978	1,411,357		(332,621)	1,411,357	3,201,888	6/30/2011
05949AM31	121,686	94,954		(26,732)	94,954	90,534	6/30/2011
05949AMP2	522,129	411,275		(110,854)	411,275	1,154,031	6/30/2011
12543TAD7	9,394,168	9,055,170		(338,998)	9,055,170	9,351,070	6/30/2011
12543XAD8	24,623,511	24,606,300		(17,211)	24,606,300	22,823,175	6/30/2011
12544AAC9	47,196,010	46,389,700		(806,310)	46,389,700	43,866,350	6/30/2011
12544DAK5	21,279,994	21,263,602		(16,392)	21,263,602	21,290,700	6/30/2011
12544LAK7	30,599,865	30,093,760		(506,105)	30,093,760	30,403,424	6/30/2011
12545CAU4	36,946,640	36,898,080		(48,560)	36,898,080	35,045,960	6/30/2011
12667F7D1	24,022,504	23,967,516		(54,988)	23,967,516	22,177,373	6/30/2011
12667FR98	997,492	739,430		(258,062)	739,430	1,811,075	6/30/2011
12667FW92	6,583,670	6,483,531		(100,139)	6,483,531	6,779,092	6/30/2011
12667FYZ2	9,034,528	7,354,134		(1,680,394)	7,354,134	6,185,202	6/30/2011
12667GFT5	18,442,849	18,442,840		(9)	18,442,840	15,025,502	6/30/2011
12667GQA4	21,384,266	21,381,385		(2,881)	21,381,385	20,056,759	6/30/2011
12667GUG6	5,167,610	5,167,297		(313)	5,167,297	5,112,152	6/30/2011
126694JS8	27,808,907	27,770,828		(38,079)	27,770,828	22,993,126	6/30/2011
126694W61	24,217,642	23,678,080		(539,562)	23,678,080	22,368,908	6/30/2011
12669EL95	8,284,724	7,721,748		(562,976)	7,721,748	6,558,419	6/30/2011

B-122	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
12670AAF8	$44,922,498	$44,783,315		$(139,183)	$44,783,315	$44,789,385	6/30/2011
161631AV8	39,796,299	39,278,742		(517,557)	39,278,742	37,422,710	6/30/2011
16163BAP9	27,734,334	27,304,404		(429,930)	27,304,404	26,377,189	6/30/2011
17025AAB8	16,059,004	15,895,940		(163,064)	15,895,940	17,624,540	6/30/2011
17025JAB9	36,896,570	36,624,793		(271,777)	36,624,793	36,327,947	6/30/2011
17025TAV3	27,341,745	27,328,845		(12,900)	27,328,845	26,350,131	6/30/2011
17310AAR7	32,471,083	32,412,785		(58,298)	32,412,785	33,225,945	6/30/2011
17312FAD5	9,800,667	9,780,400		(20,267)	9,780,400	9,285,010	6/30/2011
22541SVH8	5,329,789	5,234,541		(95,248)	5,234,541	4,879,329	6/30/2011
32051G2J3	21,238,137	21,014,956		(223,181)	21,014,956	20,281,432	6/30/2011
32051GVL6	23,829,503	23,685,971		(143,532)	23,685,971	22,766,429	6/30/2011
36185MEG3	14,514,115	14,486,354		(27,761)	14,486,354	14,554,166	6/30/2011
3622MPAN8	28,462,267	28,389,939		(72,328)	28,389,939	27,765,585	6/30/2011
3622MPBE7	49,870,925	49,615,350		(255,575)	49,615,350	46,550,600	6/30/2011
45660LPD5	13,547,007	13,379,208		(167,799)	13,379,208	12,110,328	6/30/2011
46627MAC1	10,677,787	10,335,468		(342,319)	10,335,468	10,083,260	6/30/2011
46628YBK5	28,786,021	28,636,816		(149,205)	28,636,816	27,420,781	6/30/2011
46628YBP4	15,078,124	14,990,171		(87,953)	14,990,171	14,237,700	6/30/2011
749577AL6	17,584,234	17,450,729		(133,505)	17,450,729	12,436,493	6/30/2011
74957EAE7	17,814,093	17,577,167		(236,926)	17,577,167	17,262,933	6/30/2011
74957EAF4	37,205,793	36,827,984		(377,809)	36,827,984	35,373,641	6/30/2011
74957VAQ2	21,230,104	21,068,104		(162,000)	21,068,104	20,265,315	6/30/2011
74957XAF2	36,103,087	35,807,508		(295,579)	35,807,508	32,022,553	6/30/2011
749583AH3	9,815,438	9,752,111		(63,327)	9,752,111	8,703,301	6/30/2011
74958AAH7	26,951,193	26,897,160		(54,033)	26,897,160	25,899,660	6/30/2011
74958EAD8	47,862,448	47,451,650		(410,798)	47,451,650	47,469,000	6/30/2011
75115CAG2	7,208,598	6,931,280		(277,318)	6,931,280	6,802,458	6/30/2011
7609856L0	4,396,370	4,200,274		(196,096)	4,200,274	3,097,026	6/30/2011
76110HHA0	8,737,053	8,559,813		(177,240)	8,559,813	7,568,913	6/30/2011
76110HHB8	1,254,860	1,006,472		(248,388)	1,006,472	2,316,831	6/30/2011
76110HX87	22,233,784	22,177,729		(56,055)	22,177,729	16,733,815	6/30/2011
761118CZ9	9,709,887	9,396,854		(313,033)	9,396,854	8,761,849	6/30/2011
761118PQ5	11,601,676	11,402,188		(199,488)	11,402,188	10,342,383	6/30/2011
94980SAS4	37,491,045	37,417,720		(73,325)	37,417,720	39,170,800	6/30/2011
94980SBJ3	18,923,461	18,874,400		(49,061)	18,874,400	19,442,560	6/30/2011
949837AF5	68,304,020	68,037,751		(266,269)	68,037,751	65,159,759	6/30/2011
949837BE7	19,770,628	19,689,484		(81,144)	19,689,484	19,695,651	6/30/2011
949837BK3	8,492,068	8,459,611		(32,457)	8,459,611	8,359,376	6/30/2011
949837CC0	25,381,819	25,201,881		(179,938)	25,201,881	25,004,770	6/30/2011
94984AAR1	28,984,526	28,920,780		(63,746)	28,920,780	28,157,580	6/30/2011
94984AAS9	9,834,523	9,822,590		(11,933)	9,822,590	9,563,280	6/30/2011
94984FAR0	35,000,570	34,869,922		(130,648)	34,869,922	35,442,517	6/30/2011
94984HAC9	36,057,606	35,832,279		(225,327)	35,832,279	36,678,932	6/30/2011
94985JAB6	48,194,982	48,015,850		(179,132)	48,015,850	46,991,250	6/30/2011
94985JBR0	29,095,015	28,960,567		(134,448)	28,960,567	29,230,889	6/30/2011
94985JCA6	28,455,723	28,384,350		(71,373)	28,384,350	27,959,490	6/30/2011
94985LAD7	15,372,480	15,341,859		(30,621)	15,341,859	15,296,021	6/30/2011
94985RAP7	60,789,484	60,595,456		(194,028)	60,595,456	60,278,912	6/30/2011
94985WAP6	20,503,066	20,440,065		(63,001)	20,440,065	20,928,461	6/30/2011
94985WAQ4	76,047,217	75,699,850		(347,367)	75,699,850	71,018,745	6/30/2011
94985WBL4	36,808,718	36,638,302		(170,416)	36,638,302	37,093,079	6/30/2011
94986AAC2	109,651,376	109,007,990		(643,386)	109,007,990	106,429,740	6/30/2011
07387BEP4	1,236,850	—	²	(169,582)	1,067,268	1,067,268	6/30/2011
92976BBV3	12,846,900	—	²	(379,595)	12,467,305	12,467,305	6/30/2011
36828QSJ6	4,838,046	—	²	(88,483)	4,749,563	4,749,563	6/30/2011

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-123

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
004421MW0	$26,134,851	$25,819,133		$(315,718)	$25,819,133	$19,948,526	3/31/2011
02148YAD6	18,373,356	18,039,367		(333,989)	18,039,367	16,089,686	3/31/2011
026710AE3	447,206	207,373		(239,833)	207,373	203,765	3/31/2011
05947UML9	3,114,619	2,835,685		(278,934)	2,835,685	216,693	3/31/2011
05947UMM7	36,450	—	*	(36,450)	—	143,238	3/31/2011
05948KC98	16,862,524	16,843,139		(19,385)	16,843,139	15,742,234	3/31/2011
05948KLA5	604,953	530,956		(73,997)	530,956	632,086	3/31/2011
05949AA67	2,006,284	1,869,181		(137,103)	1,869,181	3,218,466	3/31/2011
05949AM23	544,074	518,756		(25,318)	518,756	1,357,721	3/31/2011
07401DAM3	3,084,496	2,799,301		(285,195)	2,799,301	2,619,104	3/31/2011
12498NAC7	4,672,423	4,272,197		(400,226)	4,272,197	2,426,275	3/31/2011
12544RAL2	8,561,484	8,498,630		(62,854)	8,498,630	7,859,330	3/31/2011
126670GR3	6,082,523	5,437,768		(644,755)	5,437,768	2,819,453	3/31/2011
126670QT8	3,444,883	3,125,127		(319,756)	3,125,127	2,864,320	3/31/2011
126670QU5	12,164,039	11,087,890		(1,076,149)	11,087,890	9,755,060	3/31/2011
126671R65	3,570,814	3,006,150		(564,664)	3,006,150	1,404,321	3/31/2011
126671R73	1,795,347	1,764,930		(30,417)	1,764,930	1,228,587	3/31/2011
12667FMJ1	16,261,545	15,767,157		(494,388)	15,767,157	10,371,867	3/31/2011
12667FR98	1,187,196	1,158,180		(29,016)	1,158,180	1,742,980	3/31/2011
12668ASR7	6,843,785	6,680,512		(163,273)	6,680,512	4,824,802	3/31/2011
126694W61	24,040,337	23,883,605		(156,732)	23,883,605	22,027,517	3/31/2011
126694XQ6	30,700,106	30,394,828		(305,278)	30,394,828	24,847,192	3/31/2011
12669DN87	673,777	332,309		(341,468)	332,309	1,020,537	3/31/2011
12669EL95	8,482,550	8,401,553		(80,997)	8,401,553	6,635,352	3/31/2011
12669YAF9	19,384,353	18,899,059		(485,294)	18,899,059	18,754,880	3/31/2011
12669YAH5	14,838,083	14,575,582		(262,501)	14,575,582	13,168,921	3/31/2011
12669YAX0	14,411,235	14,187,029		(224,206)	14,187,029	12,623,821	3/31/2011
161546JL1	1,485,648	1,470,737		(14,911)	1,470,737	670,185	3/31/2011
161631AV8	40,084,936	39,812,268		(272,668)	39,812,268	40,647,651	3/31/2011
16163BAP9	28,144,708	27,759,884		(384,824)	27,759,884	26,372,292	3/31/2011
17025JAB9	36,901,741	36,893,393		(8,348)	36,893,393	35,781,306	3/31/2011
17310MAL4	5,011,529	3,828,689		(1,182,840)	3,828,689	2,852,490	3/31/2011
17310MAS9	507,205	459,730		(47,475)	459,730	1,122,064	3/31/2011
20047QAM7	17,902,880	3,151,682		(14,751,198)	3,151,682	10,004,112	3/31/2011
20047QAN5	4,566,404	1,233,498		(3,332,906)	1,233,498	5,994,850	3/31/2011
20173QAJ0	10,027,487	6,204,989		(3,822,498)	6,204,989	7,075,800	3/31/2011
20173QAK7	4,074,318	977,794		(3,096,524)	977,794	4,044,972	3/31/2011
21075WCJ2	837,354	835,799		(1,555)	835,799	787,697	3/31/2011
22541SVH8	6,333,087	5,504,066		(829,021)	5,504,066	4,916,925	3/31/2011
251511AC5	14,410,235	13,394,657		(1,015,578)	13,394,657	12,423,542	3/31/2011
294751BY7	2,387,325	2,360,048		(27,277)	2,360,048	1,504,496	3/31/2011
31393YY41	18,208,783	17,806,025		(402,758)	17,806,025	10,393,929	3/31/2011
32051GN35	26,461,628	26,378,642		(82,986)	26,378,642	23,764,864	3/31/2011
32051GP41	19,478,996	19,470,340		(8,656)	19,470,340	18,338,240	3/31/2011
36159XAJ9	18,655,072	18,319,743		(335,329)	18,319,743	15,945,138	3/31/2011
361849N57	4,911,220	2,623,916		(2,287,304)	2,623,916	3,199,540	3/31/2011
361849N73	460,265	—	*	(460,265)	—	4,367,499	3/31/2011
361849R61	7,914,732	2,971,019		(4,943,713)	2,971,019	5,335,530	3/31/2011
361849R79	895,563	525,976		(369,587)	525,976	2,916,576	3/31/2011
361849R87	735,488	111,137		(624,351)	111,137	3,411,975	3/31/2011
361849S29	249,893	—	*	(249,893)	—	1,165,320	3/31/2011
36185MEG3	14,705,421	14,668,815		(36,606)	14,668,815	14,668,500	3/31/2011
3622ELAD8	39,373,123	38,814,468		(558,655)	38,814,468	31,156,752	3/31/2011
3622MPBE7	49,903,985	49,896,450		(7,535)	49,896,450	46,499,450	3/31/2011
362334ME1	20,513,172	20,302,969		(210,203)	20,302,969	17,775,971	3/31/2011

B-124	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
36237UAA0	$1,976,834	$299,340		$(1,677,494)	$299,340	$297,358	3/31/2011
36828QSL1	840,928	424,359		(416,569)	424,359	1,028,900	3/31/2011
42332QAL7	7,413,917	7,006,131		(407,786)	7,006,131	4,262,450	3/31/2011
46614KAB2	1,868,652	—	*	(1,868,652)	—	500,000	3/31/2011
46625MUH0	821,129	—	*	(821,129)	—	220,515	3/31/2011
46625YA60	3,001,274	2,987,204		(14,070)	2,987,204	1,169,679	3/31/2011
46625YA78	1,159,363	412,216		(747,147)	412,216	1,294,484	3/31/2011
46625YRB1	2,951,644	2,865,195		(86,449)	2,865,195	1,359,505	3/31/2011
46628FAU5	1,967,897	1,719,301		(248,596)	1,719,301	1,825,165	3/31/2011
46629YAM1	3,820,870	3,679,982		(140,888)	3,679,982	12,486,100	3/31/2011
46629YAQ2	852,181	661,343		(190,838)	661,343	2,520,828	3/31/2011
46630AAC2	371,986	371,665		(321)	371,665	875,000	3/31/2011
46630AAG3	228,652	188,527		(40,125)	188,527	360,000	3/31/2011
46630VAP7	1,281,382	880,273		(401,109)	880,273	2,263,308	3/31/2011
46631BAN5	2,067,269	1,962,050		(105,219)	1,962,050	11,743,724	3/31/2011
46632HAR2	338,594	321,213		(17,381)	321,213	1,795,207	3/31/2011
50180JAJ4	5,395,600	1,633,764		(3,761,836)	1,633,764	6,873,272	3/31/2011
525221CM7	24,035,186	23,366,873		(668,313)	23,366,873	16,725,997	3/31/2011
525221EB9	25,485,754	24,683,537		(802,217)	24,683,537	20,946,595	3/31/2011
55312TAG8	20,019,218	19,735,250		(283,968)	19,735,250	16,315,940	3/31/2011
55312TAH6	2,207,998	1,665,240		(542,758)	1,665,240	6,930,460	3/31/2011
55312TAK9	1,463,616	1,366,983		(96,633)	1,366,983	7,008,850	3/31/2011
576434SW5	6,822,609	6,643,763		(178,846)	6,643,763	7,308,884	3/31/2011
59023BAM6	1,241,964	1,138,167		(103,797)	1,138,167	2,100,000	3/31/2011
59023BAN4	759,062	742,577		(16,485)	742,577	2,100,000	3/31/2011
59025KAK8	14,863,537	14,158,504		(705,033)	14,158,504	10,938,160	3/31/2011
61745MX40	2,829,155	500,821		(2,328,334)	500,821	2,223,453	3/31/2011
61745MX57	410,915	236,164		(174,751)	236,164	1,707,255	3/31/2011
61750YAF6	30,510,824	30,257,642		(253,182)	30,257,642	28,800,452	3/31/2011
61753JAM1	265,953	262,049		(3,904)	262,049	4,110,640	3/31/2011
61754KAH8	32,037,425	31,954,014		(83,411)	31,954,014	28,214,790	3/31/2011
749577AL6	17,749,260	17,612,942		(136,318)	17,612,942	12,463,414	3/31/2011
74957EAE7	18,052,385	17,809,927		(242,458)	17,809,927	17,254,742	3/31/2011
74957EAF4	37,739,040	37,226,534		(512,506)	37,226,534	35,384,715	3/31/2011
74957VAQ2	21,876,010	21,776,902		(99,108)	21,776,902	20,502,339	3/31/2011
74957XAF2	36,336,989	36,121,369		(215,620)	36,121,369	32,099,111	3/31/2011
749583AH3	9,922,978	9,828,768		(94,210)	9,828,768	8,661,614	3/31/2011
74958AAD6	31,449,361	30,659,726		(789,635)	30,659,726	28,651,915	3/31/2011
74958AAH7	27,528,556	26,958,450		(570,106)	26,958,450	25,888,560	3/31/2011
74958EAD8	48,651,248	47,887,750		(763,498)	47,887,750	47,710,650	3/31/2011
75971EAF3	361,836	355,848		(5,988)	355,848	286,121	3/31/2011
76110HNQ8	2,633,445	2,541,404		(92,041)	2,541,404	1,896,437	3/31/2011
76110HSH3	994,572	886,275		(108,297)	886,275	561,962	3/31/2011
76110WTB2	3,595,530	3,411,697		(183,833)	3,411,697	1,293,373	3/31/2011
76110WTU0	2,611,711	2,532,463		(79,248)	2,532,463	1,045,322	3/31/2011
76110WUL8	14,294,626	14,272,968		(21,658)	14,272,968	6,850,410	3/31/2011
76110WWK8	1,519,032	971,769		(547,263)	971,769	636,777	3/31/2011
76110WXR2	9,343,952	8,901,101		(442,851)	8,901,101	4,685,343	3/31/2011
761118CZ9	9,917,785	9,852,695		(65,090)	9,852,695	8,930,139	3/31/2011
761118PQ5	11,963,158	11,871,034		(92,124)	11,871,034	10,061,385	3/31/2011
76113GAC2	220,904	168,594		(52,310)	168,594	387,051	3/31/2011
81375WHJ8	11,994,033	11,748,937		(245,096)	11,748,937	6,288,801	3/31/2011
81375WHK5	3,583,984	3,560,106		(23,878)	3,560,106	2,697,555	3/31/2011
86359BFG1	2,961,522	1,918,424		(1,043,098)	1,918,424	2,105,972	3/31/2011
92976UAA8	2,539,718	2,288,499		(251,219)	2,288,499	5,600,000	3/31/2011

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-125

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
92977RAK2	$5,148,529	$4,022,307		$(1,126,222)	$4,022,307	$4,002,510	3/31/2011
94980SBJ3	18,920,645	18,908,520		(12,125)	18,908,520	19,434,920	3/31/2011
949837AF5	68,370,975	68,287,919		(83,056)	68,287,919	65,117,660	3/31/2011
949837BE7	19,786,077	19,760,612		(25,465)	19,760,612	19,692,088	3/31/2011
949837BK3	8,501,003	8,490,908		(10,095)	8,490,908	8,357,873	3/31/2011
94984FAR0	35,153,298	35,006,469		(146,829)	35,006,469	35,362,766	3/31/2011
94984XAB6	9,278,978	9,211,401		(67,577)	9,211,401	9,528,038	3/31/2011
94984XAD2	7,673,000	7,617,061		(55,939)	7,617,061	7,877,512	3/31/2011
94984XAM2	11,712,546	11,626,954		(85,592)	11,626,954	12,019,770	3/31/2011
94985JAB6	48,221,105	48,202,750		(18,355)	48,202,750	47,740,150	3/31/2011
94985JBR0	29,114,124	29,102,779		(11,345)	29,102,779	29,598,947	3/31/2011
94985JCA6	28,507,528	28,483,710		(23,818)	28,483,710	28,460,520	3/31/2011
94986AAC2	109,742,861	109,672,080		(70,781)	109,672,080	106,206,985	3/31/2011
740408AA7	9,395,362	—	²	(2,503,582)	6,891,780	6,891,780	3/31/2011
92976BBV3	1,982,600	—	²	(127,452)	1,855,148	1,855,148	3/31/2011
36828QSJ6	4,973,252	—	²	(135,206)	4,838,046	4,838,046	3/31/2011
92976BBV3	11,746,905	—	²	(755,153)	10,991,752	10,991,752	3/31/2011
07387BEP4	1,426,135	—	²	(189,284)	1,236,851	1,236,851	3/31/2011
02660TFM0	9,072,871	8,993,572		(79,299)	8,993,572	5,104,550	12/31/2010
03762AAG4	2,101,951	2,013,089		(88,862)	2,013,089	1,179,900	12/31/2010
05947UMM7	1,960,454	36,449		(1,924,005)	36,449	149,096	12/31/2010
059511AM7	1,035,890	—	*	(1,035,890)	—	1,105,164	12/31/2010
059511AS4	749,798	—	*	(749,798)	—	1,406,667	12/31/2010
059511AU9	845,707	—	*	(845,707)	—	1,373,330	12/31/2010
07383F6U7	2,490,124	2,094,925		(395,199)	2,094,925	3,100,870	12/31/2010
07387BEQ2	820,330	447,544		(372,786)	447,544	1,811,230	12/31/2010
07388VAL2	10,747,974	7,302,404		(3,445,570)	7,302,404	4,214,420	12/31/2010
07388YBC5	1,417,660	—	*	(1,417,660)	—	990,577	12/31/2010
07388YBE1	855,193	—	*	(855,193)	—	630,000	12/31/2010
07401DAM3	3,439,369	3,083,707		(355,662)	3,083,707	1,972,655	12/31/2010
12498NAC7	4,999,786	4,674,166		(325,620)	4,674,166	2,499,495	12/31/2010
126671R65	3,749,037	3,574,283		(174,754)	3,574,283	1,375,277	12/31/2010
126671TV8	435,057	319,559		(115,498)	319,559	168,056	12/31/2010
126671TW6	448,023	394,139		(53,884)	394,139	210,082	12/31/2010
20047EAM4	1,814,136	1,197,607		(616,529)	1,197,607	5,642,594	12/31/2010
20047QAN5	11,304,365	4,660,376		(6,643,989)	4,660,376	5,416,753	12/31/2010
20173QAK7	6,017,476	4,101,651		(1,915,825)	4,101,651	3,633,294	12/31/2010
20173TAP0	1,780,482	722,541		(1,057,941)	722,541	3,688,180	12/31/2010
22544QAK5	1,798,847	709,514		(1,089,333)	709,514	6,708,762	12/31/2010
22608SAD0	3,150,813	3,071,255		(79,558)	3,071,255	600,009	12/31/2010
294751DY5	1,226,812	903,019		(323,793)	903,019	260,169	12/31/2010
36159XAJ9	19,512,730	18,670,215		(842,515)	18,670,215	10,504,542	12/31/2010
361849N57	5,009,542	4,922,538		(87,004)	4,922,538	3,074,680	12/31/2010
361849N73	1,264,245	704,837		(559,408)	704,837	4,954,623	12/31/2010
361849R61	9,617,774	7,935,307		(1,682,467)	7,935,307	4,877,148	12/31/2010
361849R79	4,702,135	963,680		(3,738,455)	963,680	2,659,464	12/31/2010
361849R87	1,586,254	866,712		(719,542)	866,712	3,096,156	12/31/2010
361849S29	426,981	326,781		(100,200)	326,781	1,165,320	12/31/2010
36228CDP5	707,260	471,910		(235,350)	471,910	1,040,356	12/31/2010
36228CYQ0	18,382,849	18,045,609		(337,240)	18,045,609	12,913,908	12/31/2010
3622ELAD8	41,439,863	40,333,120		(1,106,743)	40,333,120	32,759,823	12/31/2010
362332AM0	4,533,075	4,250,580		(282,495)	4,250,580	1,500,000	12/31/2010
362334ME1	21,081,013	20,974,961		(106,052)	20,974,961	16,318,857	12/31/2010
36298JAA1	21,479,336	19,948,371		(1,530,965)	19,948,371	13,746,958	12/31/2010
46625MQ77	619,843	270,160		(349,683)	270,160	196,715	12/31/2010

B-126	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
46625MUH0	$1,191,047	$821,129		$(369,918)	$821,129	$635,138	12/31/2010
46625YA78	3,989,943	1,223,441		(2,766,502)	1,223,441	1,199,316	12/31/2010
46625YC68	192,699	137,255		(55,444)	137,255	304,000	12/31/2010
46625YRB1	4,095,553	3,032,138		(1,063,415)	3,032,138	2,185,563	12/31/2010
46628FAU5	3,244,633	2,010,465		(1,234,168)	2,010,465	1,417,955	12/31/2010
46629PAG3	4,152,176	3,729,601		(422,575)	3,729,601	2,989,477	12/31/2010
46629PAU2	625,708	491,322		(134,386)	491,322	1,395,696	12/31/2010
46629YAM1	4,299,779	4,041,162		(258,617)	4,041,162	8,095,640	12/31/2010
46629YAQ2	955,307	909,968		(45,339)	909,968	1,874,158	12/31/2010
46630AAC2	494,162	414,909		(79,253)	414,909	595,000	12/31/2010
46631BAN5	4,758,756	2,507,697		(2,251,059)	2,507,697	10,524,883	12/31/2010
46631BAP0	1,116,985	1,083,703		(33,282)	1,083,703	4,835,036	12/31/2010
46632HAQ4	387,089	234,521		(152,568)	234,521	640,263	12/31/2010
46632HAR2	657,982	413,493		(244,489)	413,493	1,445,123	12/31/2010
50179AAL1	13,174,417	12,419,388		(755,029)	12,419,388	4,828,886	12/31/2010
50179AAM9	1,005,481	790,316		(215,165)	790,316	480,000	12/31/2010
50180CAM2	337,891	277,303		(60,588)	277,303	2,842,250	12/31/2010
52108HF82	7,459,725	5,924,509		(1,535,216)	5,924,509	5,205,529	12/31/2010
52108HV76	4,377,380	741,715		(3,635,665)	741,715	1,821,350	12/31/2010
52108MGC1	3,137,225	628,286		(2,508,939)	628,286	1,267,523	12/31/2010
52108MGD9	369,749	—	*	(369,749)	—	497,400	12/31/2010
525221EB9	27,039,152	26,946,967		(92,185)	26,946,967	21,562,436	12/31/2010
59025KAK8	18,903,173	14,904,466		(3,998,707)	14,904,466	9,272,020	12/31/2010
59025WAU0	3,874,226	3,161,797		(712,429)	3,161,797	1,874,928	12/31/2010
60688BAM0	1,868,835	1,400,980		(467,855)	1,400,980	2,517,984	12/31/2010
60688BAS7	1,558,562	1,157,994		(400,568)	1,157,994	2,520,386	12/31/2010
617451CA5	7,211,647	6,847,722		(363,925)	6,847,722	3,362,630	12/31/2010
61746WE97	205,421	114,771		(90,650)	114,771	713,866	12/31/2010
61746WF21	44,826	—	*	(44,826)	—	129,579	12/31/2010
61753JAL3	1,461,072	613,152		(847,920)	613,152	4,701,500	12/31/2010
61753JAM1	651,003	400,720		(250,283)	400,720	3,409,210	12/31/2010
61753JAN9	436,652	238,561		(198,091)	238,561	1,621,328	12/31/2010
61754KAH8	34,531,549	32,008,837		(2,522,712)	32,008,837	20,419,998	12/31/2010
61754KAN5	14,246,522	—	*	(14,246,522)	—	11,932,260	12/31/2010
61754KAP0	2,120,835	—	*	(2,120,835)	—	3,653,011	12/31/2010
76110WQA7	14,360,762	14,183,346		(177,416)	14,183,346	6,766,953	12/31/2010
76110WRW8	2,900,673	2,557,357		(343,316)	2,557,357	720,800	12/31/2010
81375WHJ8	13,468,350	12,013,441		(1,454,909)	12,013,441	6,643,498	12/31/2010
81375WHK5	3,992,206	3,666,950		(325,256)	3,666,950	2,376,394	12/31/2010
92976UAA8	3,123,080	2,712,496		(410,584)	2,712,496	2,800,000	12/31/2010
92977RAK2	5,447,870	5,160,766		(287,104)	5,160,766	3,041,064	12/31/2010
02148FAW5	23,469,071	23,456,026		(13,045)	23,456,026	20,626,166	12/31/2010
02149HAK6	21,622,113	21,396,405		(225,708)	21,396,405	22,846,880	12/31/2010
02151CBD7	24,471,198	24,001,487		(469,711)	24,001,487	23,706,444	12/31/2010
02151NBA9	15,480,186	15,291,181		(189,005)	15,291,181	13,428,018	12/31/2010
05946XL92	11,074,631	10,989,293		(85,338)	10,989,293	9,273,597	12/31/2010
05948KB65	9,575,839	9,448,438		(127,401)	9,448,438	7,787,100	12/31/2010
05948KC98	17,059,882	17,047,745		(12,137)	17,047,745	15,271,833	12/31/2010
05948KF20	17,433,474	17,417,390		(16,084)	17,417,390	16,163,338	12/31/2010
05948KKZ1	4,378,874	4,348,094		(30,780)	4,348,094	3,162,909	12/31/2010
05948KLA5	748,470	655,160		(93,310)	655,160	968,395	12/31/2010
05948KP37	10,440,935	10,342,820		(98,115)	10,342,820	9,470,228	12/31/2010
12543TAD7	9,455,636	9,424,960		(30,676)	9,424,960	8,013,000	12/31/2010
12543UAD4	42,092,525	41,384,370		(708,155)	41,384,370	38,905,393	12/31/2010
12543UAE2	14,949,354	14,714,571		(234,783)	14,714,571	13,537,440	12/31/2010

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-127

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
12544AAC9	$48,165,626	$47,278,200	$(887,426)	$47,278,200	$30,525,000	12/31/2010
12544DAK5	21,408,332	21,278,877	(129,455)	21,278,877	19,988,228	12/31/2010
12544DAQ2	15,270,767	15,189,090	(81,677)	15,189,090	13,553,792	12/31/2010
12544LAK7	30,760,928	30,597,504	(163,424)	30,597,504	29,382,400	12/31/2010
12544RAL2	8,573,674	8,569,990	(3,684)	8,569,990	6,884,000	12/31/2010
12545CAU4	37,156,526	37,023,160	(133,366)	37,023,160	37,092,000	12/31/2010
12667F4N2	9,394,946	9,362,609	(32,337)	9,362,609	7,370,515	12/31/2010
12667F5J0	19,508,667	19,458,636	(50,031)	19,458,636	16,864,398	12/31/2010
12667F5Z4	6,127,911	6,074,174	(53,737)	6,074,174	23,122,722	12/31/2010
12667F5Z4	21,006,008	20,971,664	(34,344)	20,971,664	23,122,722	12/31/2010
12667F7D1	24,551,494	24,417,749	(133,745)	24,417,749	20,944,078	12/31/2010
12667FR98	1,434,383	1,345,289	(89,094)	1,345,289	2,014,288	12/31/2010
12667FYZ2	11,827,718	9,763,883	(2,063,835)	9,763,883	5,306,397	12/31/2010
12667GBA0	14,356,377	14,265,050	(91,327)	14,265,050	54,951,911	12/31/2010
12667GBA0	23,954,630	23,799,646	(154,984)	23,799,646	54,951,911	12/31/2010
12667GBA0	28,520,429	28,356,700	(163,729)	28,356,700	54,951,911	12/31/2010
12667GFB4	24,466,401	24,329,899	(136,502)	24,329,899	54,299,602	12/31/2010
12667GFB4	41,264,741	41,037,127	(227,614)	41,037,127	54,299,602	12/31/2010
12667GFT5	18,562,240	18,474,874	(87,366)	18,474,874	15,007,688	12/31/2010
12667GJG9	15,775,364	15,766,092	(9,272)	15,766,092	12,829,793	12/31/2010
12667GJR5	50,983,827	50,777,728	(206,099)	50,777,728	40,057,620	12/31/2010
12667GLE1	29,155,691	29,145,504	(10,187)	29,145,504	25,833,254	12/31/2010
12667GQA4	22,109,149	21,879,738	(229,411)	21,879,738	18,047,633	12/31/2010
12667GW74	19,617,942	19,539,187	(78,755)	19,539,187	16,537,691	12/31/2010
12668AAG0	15,979,719	15,516,771	(462,948)	15,516,771	15,873,697	12/31/2010
126694JS8	27,801,206	27,787,428	(13,778)	27,787,428	22,064,889	12/31/2010
126694W61	23,884,838	23,708,747	(176,091)	23,708,747	18,993,432	12/31/2010
126694XQ6	30,891,681	30,711,314	(180,367)	30,711,314	26,691,546	12/31/2010
12669D5V6	3,366,133	3,224,123	(142,010)	3,224,123	2,161,792	12/31/2010
12669DN79	3,832,053	3,076,024	(756,029)	3,076,024	2,305,674	12/31/2010
12669EWY8	8,695,050	8,642,661	(52,389)	8,642,661	6,982,960	12/31/2010
12669EWZ5	1,659,203	1,236,059	(423,144)	1,236,059	1,567,961	12/31/2010
12669YAF9	19,396,737	19,386,356	(10,381)	19,386,356	10,846,750	12/31/2010
12670AAF8	45,556,274	45,009,286	(546,988)	45,009,286	39,241,526	12/31/2010
161631AV8	40,499,302	40,096,350	(402,952)	40,096,350	35,712,547	12/31/2010
16163BAP9	28,514,838	28,163,886	(350,952)	28,163,886	24,986,500	12/31/2010
16165TBJ1	9,210,012	9,136,783	(73,229)	9,136,783	8,184,917	12/31/2010
170255AS2	14,567,961	14,517,614	(50,347)	14,517,614	13,461,000	12/31/2010
17025TAV3	27,400,420	27,375,370	(25,050)	27,375,370	25,509,873	12/31/2010
1729732W8	20,382,764	20,315,199	(67,565)	20,315,199	17,354,537	12/31/2010
17310AAR7	32,430,459	32,419,024	(11,435)	32,419,024	24,900,996	12/31/2010
17312FAD5	9,808,087	9,796,800	(11,287)	9,796,800	8,686,000	12/31/2010
22541Q4M1	6,735,654	6,418,429	(317,225)	6,418,429	3,526,395	12/31/2010
22541SVH8	6,484,621	6,430,759	(53,862)	6,430,759	3,627,227	12/31/2010
251510ET6	3,345,541	3,209,845	(135,696)	3,209,845	1,586,646	12/31/2010
32051G2J3	20,635,774	20,567,316	(68,458)	20,567,316	17,988,737	12/31/2010
32051GN35	27,101,137	26,907,870	(193,267)	26,907,870	19,863,250	12/31/2010
32051GP41	19,697,380	19,476,620	(220,760)	19,476,620	14,994,000	12/31/2010
32051GVL6	24,502,122	24,194,205	(307,917)	24,194,205	22,632,548	12/31/2010
362669AQ6	9,992,478	9,836,120	(156,358)	9,836,120	9,037,754	12/31/2010
46627MAC1	10,865,010	10,703,051	(161,959)	10,703,051	7,621,227	12/31/2010
46628YBK5	29,058,810	28,786,174	(272,636)	28,786,174	26,129,350	12/31/2010
46628YBP4	15,236,182	15,097,096	(139,086)	15,097,096	11,056,346	12/31/2010
52521RAS0	1,883,100	1,784,443	(98,657)	1,784,443	2,390,945	12/31/2010
576434JM7	5,273,080	4,794,747	(478,333)	4,794,747	3,308,819	12/31/2010

B-128	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
74951PEA2	$475,727	$462,483		$(13,244)	$462,483	$381,945	12/31/2010
749577AL6	18,052,454	17,775,596		(276,858)	17,775,596	11,959,216	12/31/2010
74957EAE7	18,232,309	18,044,355		(187,954)	18,044,355	16,918,370	12/31/2010
74957EAF4	38,283,506	37,751,749		(531,757)	37,751,749	34,693,545	12/31/2010
74957VAQ2	22,154,815	21,889,958		(264,857)	21,889,958	20,054,567	12/31/2010
74957XAF2	36,766,143	36,351,790		(414,353)	36,351,790	30,585,720	12/31/2010
749583AH3	10,049,814	9,934,668		(115,146)	9,934,668	4,931,266	12/31/2010
74958AAD6	13,436,388	13,414,590		(21,798)	13,414,590	27,992,687	12/31/2010
74958AAD6	18,104,246	18,066,777		(37,469)	18,066,777	27,992,687	12/31/2010
74958BAH5	25,527,558	25,194,638		(332,920)	25,194,638	22,300,818	12/31/2010
74958EAD8	48,792,758	48,664,800		(127,958)	48,664,800	43,555,000	12/31/2010
75115CAG2	7,692,270	7,620,317		(71,953)	7,620,317	7,894,687	12/31/2010
76110HQS1	4,259,475	4,133,507		(125,968)	4,133,507	4,000,830	12/31/2010
76110HX53	10,221,637	10,177,036		(44,601)	10,177,036	8,533,547	12/31/2010
76110HX87	22,805,054	22,632,748		(172,306)	22,632,748	18,830,017	12/31/2010
761118CZ9	10,039,550	10,005,568		(33,982)	10,005,568	9,365,092	12/31/2010
76114DAE4	13,559,309	13,519,856		(39,453)	13,519,856	13,404,091	12/31/2010
949772AD9	28,243,539	28,132,050		(111,489)	28,132,050	23,501,359	12/31/2010
949837AF5	68,474,786	68,353,707		(121,079)	68,353,707	44,639,062	12/31/2010
949837BE7	19,812,631	19,775,778		(36,853)	19,775,778	16,546,363	12/31/2010
949837BK3	8,514,486	8,499,688		(14,798)	8,499,688	7,110,656	12/31/2010
949837CC0	25,450,065	25,373,072		(76,993)	25,373,072	20,690,221	12/31/2010
94983BAP4	15,420,570	15,386,926		(33,644)	15,386,926	12,756,150	12/31/2010
94984AAR1	29,144,103	28,982,130		(161,973)	28,982,130	17,766,000	12/31/2010
94984AAS9	9,953,947	9,909,440		(44,507)	9,909,440	9,662,000	12/31/2010
94984FAR0	35,173,276	35,157,002		(16,274)	35,157,002	34,782,734	12/31/2010
94984HAC9	36,429,878	36,105,824		(324,054)	36,105,824	34,059,273	12/31/2010
94984XAB6	9,370,975	9,287,499		(83,476)	9,287,499	5,478,272	12/31/2010
94984XAD2	7,749,136	7,680,094		(69,042)	7,680,094	4,557,000	12/31/2010
94984XAM2	11,829,067	11,723,543		(105,524)	11,723,543	8,324,642	12/31/2010
94985JAB6	48,321,959	48,228,400		(93,559)	48,228,400	44,145,000	12/31/2010
94985JBR0	29,162,715	29,121,539		(41,176)	29,121,539	27,803,419	12/31/2010
94985JCA6	28,558,476	28,534,710		(23,766)	28,534,710	26,562,000	12/31/2010
94985LAD7	15,368,802	15,349,891		(18,911)	15,349,891	12,980,185	12/31/2010
94985RAP7	61,243,009	60,846,336		(396,673)	60,846,336	47,827,200	12/31/2010
94985WAP6	21,483,619	21,439,796		(43,823)	21,439,796	19,756,941	12/31/2010
94985WAQ4	73,940,814	73,680,424		(260,390)	73,680,424	62,384,887	12/31/2010
94985WBL4	36,878,714	36,769,287		(109,427)	36,769,287	30,262,158	12/31/2010
94986AAC2	19,180,863	19,096,840		(84,023)	19,096,840	102,925,000	12/31/2010
94986AAC2	19,329,580	19,244,820		(84,760)	19,244,820	102,925,000	12/31/2010
94986AAC2	71,734,602	71,420,325		(314,277)	71,420,325	102,925,000	12/31/2010
03702YAC4	14,400	—	²	(7,200)	7,200	7,200	12/31/2010
07387BEK5	9,182,390	—	²	(5,509,271)	3,673,119	3,673,119	12/31/2010
07387BEN9	3,313,391	—	²	(2,161,953)	1,151,438	1,151,438	12/31/2010
07387BEP4	1,934,097	—	²	(507,963)	1,426,134	1,426,134	12/31/2010
17310MAQ3	9,598,479	—	²	(4,877,589)	4,720,890	4,720,890	12/31/2010
20173MAM2	4,964,116	—	²	(3,466,972)	1,497,144	1,497,144	12/31/2010
36828QSJ6	10,856,558	—	²	(5,883,307)	4,973,251	4,973,251	12/31/2010
59023BAL8	4,712,257	—	²	(2,869,173)	1,843,084	1,843,084	12/31/2010
74040KAC6	4,024,899	—	²	(919,386)	3,105,513	3,105,513	12/31/2010
92976BBV3	3,224,723	—	²	(1,242,124)	1,982,599	1,982,599	12/31/2010
92976BBV3	23,512,118	—	²	(11,765,214)	11,746,904	11,746,904	12/31/2010
92978MAL0	10,612,719	—	²	(3,872,055)	6,740,664	6,740,664	12/31/2010
46625MQ85	1,057,827	2,824		(1,055,003)	2,824	233,586	9/30/2010
22544QAM1	487,456	27,610		(459,846)	27,610	6,078,402	9/30/2010

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-129

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
92978QAJ6	$33,516	$29,201	$(4,315)	$29,201	$45,068	9/30/2010
50180CAV2	513,643	56,863	(456,780)	56,863	900,000	9/30/2010
50180JAL9	78,357	58,000	(20,357)	58,000	840,000	9/30/2010
46625M2Y4	127,218	90,542	(36,676)	90,542	168,938	9/30/2010
20173MAQ3	340,808	152,700	(188,108)	152,700	450,000	9/30/2010
03927PAG3	1,003,568	191,997	(811,571)	191,997	180,000	9/30/2010
46625YC68	1,201,084	217,132	(983,952)	217,132	770,491	9/30/2010
50180JAK1	17,728,775	251,080	(17,477,695)	251,080	5,568,380	9/30/2010
03927PAH1	3,010,831	378,597	(2,632,234)	378,597	465,000	9/30/2010
46632HAQ4	502,407	410,663	(91,744)	410,663	562,770	9/30/2010
50177AAL3	928,391	418,825	(509,566)	418,825	2,683,060	9/30/2010
52108MGD9	511,840	436,322	(75,518)	436,322	497,400	9/30/2010
61745MX57	2,601,720	479,664	(2,122,056)	479,664	1,481,676	9/30/2010
50180CAM2	1,960,200	490,243	(1,469,957)	490,243	2,554,245	9/30/2010
361849S29	2,229,531	509,443	(1,720,088)	509,443	3,046,218	9/30/2010
61745MU68	1,350,938	535,909	(815,029)	535,909	1,994,764	9/30/2010
361849K84	3,973,100	552,964	(3,420,136)	552,964	3,000,254	9/30/2010
46625MQ77	759,578	619,476	(140,102)	619,476	157,342	9/30/2010
61751NAQ5	819,550	680,057	(139,493)	680,057	1,032,044	9/30/2010
36228CDP5	767,216	707,260	(59,956)	707,260	1,050,518	9/30/2010
46625M2W8	1,031,919	782,253	(249,666)	782,253	174,387	9/30/2010
294751EM0	1,506,623	831,775	(674,848)	831,775	250,445	9/30/2010
805564NE7	2,078,249	897,226	(1,181,023)	897,226	284,686	9/30/2010
07387BEQ2	936,886	921,644	(15,242)	921,644	1,679,372	9/30/2010
52108HZ80	1,227,132	976,255	(250,877)	976,255	2,483,719	9/30/2010
50179AAM9	1,354,724	1,047,071	(307,653)	1,047,071	480,000	9/30/2010
46625MUH0	4,605,575	1,191,047	(3,414,528)	1,191,047	1,742,729	9/30/2010
361849N73	9,996,216	1,268,522	(8,727,694)	1,268,522	5,013,340	9/30/2010
46631BAP0	2,024,805	1,271,800	(753,005)	1,271,800	4,168,738	9/30/2010
46630VAP7	2,972,270	1,328,263	(1,644,007)	1,328,263	1,568,592	9/30/2010
36298JAC7	1,834,754	1,633,630	(201,124)	1,633,630	750,000	9/30/2010
361849R87	10,524,919	1,707,335	(8,817,584)	1,707,335	2,773,103	9/30/2010
20173TAP0	7,846,013	1,883,441	(5,962,572)	1,883,441	3,328,123	9/30/2010
60688BAM0	2,426,047	1,968,375	(457,672)	1,968,375	2,211,318	9/30/2010
07387BEP4	2,571,979	1,969,179	(602,800)	1,969,179	1,319,047	9/30/2010
22544QAK5	3,458,269	2,028,181	(1,430,088)	2,028,181	5,817,474	9/30/2010
03762AAG4	2,267,403	2,115,821	(151,582)	2,115,821	669,000	9/30/2010
60687UAM9	2,665,917	2,224,903	(441,014)	2,224,903	1,356,766	9/30/2010
61751NAN2	5,016,590	2,335,548	(2,681,042)	2,335,548	1,514,820	9/30/2010
55312TAH6	4,025,969	2,425,063	(1,600,906)	2,425,063	3,848,100	9/30/2010
07383F6U7	4,544,157	2,523,716	(2,020,441)	2,523,716	2,917,320	9/30/2010
61745MX40	3,005,245	2,832,830	(172,415)	2,832,830	1,934,883	9/30/2010
61749WAJ6	3,131,729	2,976,424	(155,305)	2,976,424	2,610,356	9/30/2010
52108MGC1	3,824,197	3,155,305	(668,892)	3,155,305	1,174,873	9/30/2010
61745M6T5	5,294,616	3,219,448	(2,075,168)	3,219,448	3,402,161	9/30/2010
46628FAU5	4,037,131	3,268,489	(768,642)	3,268,489	1,305,785	9/30/2010
92976UAA8	10,526,641	3,285,654	(7,240,987)	3,285,654	1,820,000	9/30/2010
59022HBW1	5,862,578	3,821,756	(2,040,822)	3,821,756	1,872,228	9/30/2010
07387BAT0	4,534,942	3,983,278	(551,664)	3,983,278	1,709,633	9/30/2010
81375WHK5	4,270,433	4,033,599	(236,834)	4,033,599	2,176,741	9/30/2010
03927PAF5	5,015,517	4,193,790	(821,727)	4,193,790	1,050,000	9/30/2010
61749WAH0	4,477,955	4,259,879	(218,076)	4,259,879	3,597,948	9/30/2010
396789KF5	4,416,306	4,367,634	(48,672)	4,367,634	1,844,566	9/30/2010
52108HV76	4,714,587	4,387,185	(327,402)	4,387,185	2,177,995	9/30/2010
46629YAM1	8,430,490	4,516,533	(3,913,957)	4,516,533	7,004,700	9/30/2010

B-130	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
20173MAN0	$6,985,383	$4,641,381		$(2,344,002)	$4,641,381	$2,800,000	9/30/2010
361849R79	6,014,394	4,719,268		(1,295,126)	4,719,268	2,522,106	9/30/2010
46631BAN5	5,386,554	5,053,566		(332,988)	5,053,566	9,091,732	9/30/2010
61754JAM0	6,257,352	5,085,114		(1,172,238)	5,085,114	3,054,182	9/30/2010
92977RAK2	6,000,000	5,455,051		(544,949)	5,455,051	2,810,760	9/30/2010
50180JAJ4	12,276,489	5,571,591		(6,704,898)	5,571,591	4,764,503	9/30/2010
59022HJU7	11,674,617	5,635,576		(6,039,041)	5,635,576	6,285,333	9/30/2010
52108HF82	7,727,956	7,452,402		(275,554)	7,452,402	5,477,803	9/30/2010
46625MZG7	14,378,021	7,761,562		(6,616,459)	7,761,562	7,068,304	9/30/2010
92977QAM0	9,999,889	8,976,592		(1,023,297)	8,976,592	7,785,280	9/30/2010
17310MAQ3	10,917,564	9,677,098		(1,240,466)	9,677,098	3,092,280	9/30/2010
92978MAL0	10,891,007	10,594,077		(296,930)	10,594,077	6,121,980	9/30/2010
760985XK2	11,177,627	10,796,094		(381,533)	10,796,094	5,812,531	9/30/2010
92978TAK7	14,624,706	11,979,384		(2,645,322)	11,979,384	6,905,860	9/30/2010
81375WHJ8	14,316,870	13,476,996		(839,874)	13,476,996	6,308,833	9/30/2010
36242DDD2	14,949,165	14,918,720		(30,445)	14,918,720	13,206,450	9/30/2010
61749EAE7	18,695,577	18,367,862		(327,715)	18,367,862	14,629,965	9/30/2010
36228CYQ0	19,061,878	18,417,176		(644,702)	18,417,176	10,564,431	9/30/2010
03762CAE5	20,000,000	19,175,412		(824,588)	19,175,412	4,278,000	9/30/2010
55312TAG8	20,068,059	20,027,948		(40,111)	20,027,948	9,761,480	9/30/2010
36298JAA1	24,766,309	22,359,588		(2,406,721)	22,359,588	13,478,365	9/30/2010
87222PAE3	28,206,921	26,236,469		(1,970,452)	26,236,469	17,684,360	9/30/2010
525221EB9	28,731,701	27,779,667		(952,034)	27,779,667	21,675,300	9/30/2010
36242DSS3	27,998,997	27,925,439		(73,558)	27,925,439	24,350,900	9/30/2010
52522HAL6	32,497,160	30,700,898		(1,796,262)	30,700,898	19,912,720	9/30/2010
337925CP4	708,577	—	*	(708,577)	—	681,596	9/30/2010
337925CZ2	610,176	—	*	(610,176)	—	548,633	9/30/2010
337925DL2	473,971	—	*	(473,971)	—	461,740	9/30/2010
337925EG2	1,044,691	—	*	(1,044,691)	—	714,399	9/30/2010
337925EH0	474,932	—	*	(474,932)	—	422,913	9/30/2010
337925EU1	1,214,988	—	*	(1,214,988)	—	1,178,254	9/30/2010
337925CA7	428,760	—	*	(428,760)	—	428,944	9/30/2010
46625MZH5	973,556	—	*	(973,556)	—	647,412	9/30/2010
50180JAR6	37,891	—	*	(37,891)	—	840,000	9/30/2010
50180JAM7	191,908	—	*	(191,908)	—	1,700,000	9/30/2010
50180CAW0	348,525	—	*	(348,525)	—	647,640	9/30/2010
362332AN8	398,583	—	*	(398,583)	—	500,000	9/30/2010
22544QAN9	271,620	—	*	(271,620)	—	2,556,246	9/30/2010
291701CS7	357,217	—	*	(357,217)	—	340,483	9/30/2010
337937AK2	555,930	—	*	(555,930)	—	722,709	9/30/2010
291701CN8	843,207	—	*	(843,207)	—	871,099	9/30/2010
225458SA7	2,727,617	—	*	(2,727,617)	—	2,663,768	9/30/2010
22544QAP4	60,547	—	*	(60,547)	—	1,334,085	9/30/2010
74040KAC6	3,935,934	—	²	(934,784)	3,001,150	3,001,150	9/30/2010
74951PEA2	515,298	501,141		(14,157)	501,141	383,289	9/30/2010
05948KLA5	794,663	789,904		(4,759)	789,904	958,430	9/30/2010
12669DN87	1,039,821	851,895		(187,926)	851,895	1,283,223	9/30/2010
76110HSH3	1,655,812	1,148,317		(507,495)	1,148,317	616,643	9/30/2010
12667FR98	1,634,046	1,588,689		(45,357)	1,588,689	1,372,774	9/30/2010
76110HHB8	2,172,936	1,711,873		(461,063)	1,711,873	1,619,613	9/30/2010
52521RAS0	2,357,220	1,999,845		(357,375)	1,999,845	1,262,735	9/30/2010
12669E4W3	2,775,166	2,218,359		(556,807)	2,218,359	2,657,258	9/30/2010
05949AA67	2,301,179	2,246,111		(55,068)	2,246,111	3,101,032	9/30/2010
76110HNQ8	2,978,792	2,836,485		(142,307)	2,836,485	1,900,872	9/30/2010
251510CY7	4,008,391	3,877,663		(130,728)	3,877,663	2,457,374	9/30/2010

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-131

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
12669DN79	$4,281,079	$3,932,407	$(348,672)	$3,932,407	$2,303,428	9/30/2010
76110HQS1	4,582,481	4,359,220	(223,261)	4,359,220	3,995,766	9/30/2010
05948KKZ1	4,469,511	4,442,425	(27,086)	4,442,425	3,137,443	9/30/2010
576434JM7	5,523,783	5,415,092	(108,691)	5,415,092	3,306,110	9/30/2010
12667GUG6	6,076,219	5,956,519	(119,700)	5,956,519	5,270,371	9/30/2010
76110HSG5	6,261,452	6,042,010	(219,442)	6,042,010	3,928,811	9/30/2010
32051GFL4	7,399,409	7,313,027	(86,382)	7,313,027	5,749,581	9/30/2010
12667FW92	7,483,674	7,461,412	(22,262)	7,461,412	7,874,328	9/30/2010
05948KF38	7,700,164	7,591,407	(108,757)	7,591,407	7,856,195	9/30/2010
94984XAD2	7,777,291	7,755,115	(22,176)	7,755,115	4,252,391	9/30/2010
949837BK3	8,529,969	8,512,962	(17,007)	8,512,962	6,582,888	9/30/2010
12544RAL2	8,654,164	8,581,480	(72,684)	8,581,480	6,388,110	9/30/2010
12669EL95	8,835,696	8,797,873	(37,823)	8,797,873	6,601,090	9/30/2010
12669G5U1	9,025,626	8,841,996	(183,630)	8,841,996	8,322,040	9/30/2010
12669EWY8	9,139,220	8,891,603	(247,617)	8,891,603	6,957,959	9/30/2010
16165TBJ1	9,471,606	9,310,541	(161,065)	9,310,541	7,319,370	9/30/2010
94984XAB6	9,405,896	9,378,148	(27,748)	9,378,148	5,127,610	9/30/2010
12543TAD7	9,547,554	9,470,079	(77,475)	9,470,079	7,959,480	9/30/2010
76110HHA0	9,694,151	9,529,148	(165,003)	9,529,148	7,251,752	9/30/2010
17312FAD5	9,815,809	9,806,180	(9,629)	9,806,180	8,066,300	9/30/2010
362669AQ6	10,010,325	9,998,147	(12,178)	9,998,147	7,466,551	9/30/2010
05948KP37	10,530,359	10,456,348	(74,011)	10,456,348	8,709,566	9/30/2010
46627MAC1	10,932,249	10,874,923	(57,326)	10,874,923	6,533,115	9/30/2010
94984XAM2	11,873,049	11,838,358	(34,691)	11,838,358	7,959,049	9/30/2010
12667FYZ2	13,543,516	12,153,503	(1,390,013)	12,153,503	5,378,866	9/30/2010
45660LPD5	13,630,938	13,535,779	(95,159)	13,535,779	10,422,789	9/30/2010
76114DAE4	14,403,332	14,158,910	(244,422)	14,158,910	13,090,774	9/30/2010
12667GKE2	14,381,868	14,217,499	(164,369)	14,217,499	12,474,020	9/30/2010
12669YAX0	14,609,899	14,474,708	(135,191)	14,474,708	7,351,063	9/30/2010
170255AS2	14,686,766	14,580,345	(106,421)	14,580,345	12,626,625	9/30/2010
36185MEG3	14,702,269	14,698,050	(4,219)	14,698,050	13,749,795	9/30/2010
12669YAH5	15,042,278	14,902,664	(139,614)	14,902,664	11,353,622	9/30/2010
12543UAE2	14,985,389	14,972,823	(12,566)	14,972,823	13,808,141	9/30/2010
46628YBP4	15,292,671	15,243,202	(49,469)	15,243,202	10,564,104	9/30/2010
12544DAQ2	15,349,276	15,280,254	(69,022)	15,280,254	10,370,642	9/30/2010
94985LAD7	15,362,213	15,357,526	(4,687)	15,357,526	11,807,387	9/30/2010
94983BAP4	15,420,761	15,412,864	(7,897)	15,412,864	12,098,625	9/30/2010
02151NBA9	15,606,580	15,520,065	(86,515)	15,520,065	12,120,095	9/30/2010
17025AAB8	16,283,347	15,828,040	(455,307)	15,828,040	16,699,980	9/30/2010
05948KC98	17,319,534	17,277,035	(42,499)	17,277,035	14,358,801	9/30/2010
05948KF20	17,618,032	17,564,850	(53,182)	17,564,850	15,131,075	9/30/2010
749577AL6	18,139,489	18,074,251	(65,238)	18,074,251	10,410,837	9/30/2010
02148YAD6	18,639,155	18,554,515	(84,640)	18,554,515	17,726,264	9/30/2010
12667GFT5	18,726,582	18,576,105	(150,477)	18,576,105	13,843,487	9/30/2010
12669YAF9	19,610,253	19,399,149	(211,104)	19,399,149	10,066,709	9/30/2010
949837BE7	19,849,775	19,801,905	(47,870)	19,801,905	15,333,220	9/30/2010
12667GW74	19,818,397	19,813,092	(5,305)	19,813,092	15,345,380	9/30/2010
12667F5Z4	21,428,561	21,294,549	(134,012)	21,294,549	17,673,695	9/30/2010
12544DAK5	21,491,809	21,405,725	(86,084)	21,405,725	16,578,519	9/30/2010
02149HAK6	21,864,991	21,660,002	(204,989)	21,660,002	20,699,706	9/30/2010
94985WAP6	21,974,515	21,939,669	(34,846)	21,939,669	19,201,255	9/30/2010
12667GQA4	22,343,996	22,294,347	(49,649)	22,294,347	16,792,289	9/30/2010
02148FAW5	24,307,551	23,980,519	(327,032)	23,980,519	19,215,067	9/30/2010
12667F7D1	24,953,037	24,876,150	(76,887)	24,876,150	19,505,863	9/30/2010
949837CC0	25,539,157	25,444,549	(94,608)	25,444,549	19,255,931	9/30/2010

B-132	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
74958BAH5	$25,685,855	$25,561,877		$(123,978)	$25,561,877	$18,927,974	9/30/2010
16163BAP9	28,686,716	28,528,270		(158,446)	28,528,270	23,782,605	9/30/2010
94985JCA6	28,644,151	28,584,900		(59,251)	28,584,900	25,770,990	9/30/2010
46628YBK5	29,077,252	29,054,422		(22,830)	29,054,422	14,702,251	9/30/2010
94985JBR0	29,257,811	29,169,353		(88,458)	29,169,353	13,110,447	9/30/2010
12667GLE1	29,623,764	29,503,475		(120,289)	29,503,475	24,393,453	9/30/2010
12544LAK7	30,863,683	30,752,256		(111,427)	30,752,256	27,918,624	9/30/2010
02151FAD1	35,662,487	35,631,440		(31,047)	35,631,440	26,756,800	9/30/2010
94984HAC9	37,354,109	36,448,626		(905,483)	36,448,626	32,702,779	9/30/2010
74957XAF2	36,832,899	36,774,560		(58,339)	36,774,560	28,287,752	9/30/2010
94985WBL4	36,958,147	36,857,659		(100,488)	36,857,659	27,838,397	9/30/2010
17025JAB9	37,271,990	36,891,975		(380,015)	36,891,975	34,077,959	9/30/2010
12545CAU4	37,511,851	37,191,320		(320,531)	37,191,320	34,835,400	9/30/2010
12667F2J3	39,544,156	39,164,431		(379,725)	39,164,431	32,915,608	9/30/2010
161631AV8	40,692,742	40,504,203		(188,539)	40,504,203	32,871,977	9/30/2010
12543UAD4	42,273,632	42,132,737		(140,895)	42,132,737	23,735,250	9/30/2010
02147QAE2	43,134,015	42,336,150		(797,865)	42,336,150	37,748,150	9/30/2010
12670AAF8	45,917,985	45,587,433		(330,552)	45,587,433	37,380,393	9/30/2010
12544AAC9	48,512,531	48,193,800		(318,731)	48,193,800	28,169,900	9/30/2010
94985JAB6	48,450,962	48,327,700		(123,262)	48,327,700	30,442,250	9/30/2010
74958EAD8	48,969,169	48,804,200		(164,969)	48,804,200	41,046,800	9/30/2010
12667GJR5	50,995,614	50,818,362		(177,252)	50,818,362	37,041,360	9/30/2010
94985RAP7	61,403,193	61,264,640		(138,553)	61,264,640	44,305,600	9/30/2010
12667GFB4	66,405,357	66,349,512		(55,845)	66,349,512	52,004,355	9/30/2010
12667GBA0	67,787,544	67,607,741		(179,803)	67,607,741	51,342,736	9/30/2010
949837AF5	68,594,272	68,455,886		(138,386)	68,455,886	41,453,035	9/30/2010
94985WAQ4	72,997,980	72,781,248		(216,732)	72,781,248	57,469,842	9/30/2010
94986AAC2	110,671,126	110,256,395		(414,731)	110,256,395	97,475,610	9/30/2010
05948KF38	8,102,922	8,008,653		(94,269)	8,008,653	7,523,260	9/30/2010
02660TFM0	10,000,000	9,111,833		(888,167)	9,111,833	5,875,731	6/30/2010
05947UJV1	230,773	—	*	(230,773)	—	250,062	6/30/2010
05947UWD6	3,887	—	*	(3,887)	—	17	6/30/2010
38500XAL6	19,569,620	1,200,000		(18,369,620)	1,200,000	1,200,000	6/30/2010
38500XAM4	1,390,890	—	*	(1,390,890)	—	180,390	6/30/2010
61749EAE7	20,521,789	19,037,308		(1,484,481)	19,037,308	16,444,615	6/30/2010
02147QAE2	43,607,310	43,250,000		(357,310)	43,250,000	36,456,645	6/30/2010
02148FAW5	24,764,882	24,744,699		(20,183)	24,744,699	18,944,847	6/30/2010
02148YAD6	18,959,037	18,754,083		(204,954)	18,754,083	17,217,844	6/30/2010
02149HAK6	22,147,214	21,909,031		(238,183)	21,909,031	20,032,454	6/30/2010
02151CBD7	25,594,706	25,322,620		(272,086)	25,322,620	21,171,746	6/30/2010
02151FAD1	36,260,450	35,708,000		(552,450)	35,708,000	25,848,640	6/30/2010
05948KB65	9,775,591	9,767,580		(8,011)	9,767,580	6,880,762	6/30/2010
05948KC98	17,486,605	17,465,528		(21,077)	17,465,528	13,745,026	6/30/2010
05948KF20	17,769,200	17,751,754		(17,446)	17,751,754	15,634,741	6/30/2010
05948KKZ1	4,669,696	4,553,585		(116,111)	4,553,585	3,037,480	6/30/2010
05948KLA5	943,050	848,321		(94,729)	848,321	925,782	6/30/2010
05948KP37	10,605,841	10,530,759		(75,082)	10,530,759	8,290,079	6/30/2010
05949AMP2	840,574	727,190		(113,384)	727,190	1,437,741	6/30/2010
12543UAD4	42,348,982	42,321,343		(27,639)	42,321,343	22,970,474	6/30/2010
12543UAE2	15,120,338	15,014,740		(105,598)	15,014,740	8,284,514	6/30/2010
12543XAD8	24,672,024	24,630,000		(42,024)	24,630,000	18,013,338	6/30/2010
12544DAK5	21,554,275	21,486,386		(67,889)	21,486,386	15,740,814	6/30/2010
12544DAQ2	15,401,721	15,360,128		(41,593)	15,360,128	10,058,344	6/30/2010
12544LAK7	30,938,839	30,854,400		(84,439)	30,854,400	26,452,928	6/30/2010
12544RAL2	8,678,575	8,663,000		(15,575)	8,663,000	6,057,710	6/30/2010

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-133

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
12545CAU4	$37,809,701	$37,548,000	$(261,701)	$37,548,000	$32,720,240	6/30/2010
12667F7D1	25,272,217	25,220,610	(51,607)	25,220,610	19,089,165	6/30/2010
12667FMJ1	18,249,039	16,795,987	(1,453,052)	16,795,987	9,771,574	6/30/2010
12667FR98	2,402,990	1,819,641	(583,349)	1,819,641	1,365,102	6/30/2010
12667FYZ2	14,897,374	13,912,931	(984,443)	13,912,931	5,145,385	6/30/2010
12667GBA0	68,402,008	68,282,640	(119,368)	68,282,640	50,138,543	6/30/2010
12667GFB4	67,048,513	66,949,823	(98,690)	66,949,823	50,786,923	6/30/2010
12667GFT5	18,766,761	18,741,443	(25,318)	18,741,443	13,010,285	6/30/2010
12667GJG9	16,197,696	16,150,982	(46,714)	16,150,982	11,650,232	6/30/2010
12667GJR5	50,615,994	50,483,550	(132,444)	50,483,550	35,617,692	6/30/2010
12667GKE2	14,577,494	14,515,865	(61,629)	14,515,865	7,914,878	6/30/2010
12667GLE1	29,905,071	29,881,712	(23,359)	29,881,712	23,880,078	6/30/2010
12667GQA4	22,506,298	22,460,394	(45,904)	22,460,394	16,292,248	6/30/2010
12667GUG6	6,374,893	6,339,105	(35,788)	6,339,105	5,439,295	6/30/2010
12667GW74	19,961,817	19,886,000	(75,817)	19,886,000	14,816,578	6/30/2010
12668AAG0	17,380,632	17,270,938	(109,694)	17,270,938	16,458,570	6/30/2010
126694JS8	27,851,078	27,774,433	(76,645)	27,774,433	11,456,916	6/30/2010
12669DN79	4,405,292	4,358,244	(47,048)	4,358,244	2,268,827	6/30/2010
12669DN87	1,232,118	1,116,045	(116,073)	1,116,045	1,266,465	6/30/2010
12669E4W3	2,888,994	2,881,803	(7,191)	2,881,803	2,594,890	6/30/2010
12669YAF9	19,667,671	19,608,000	(59,671)	19,608,000	9,585,698	6/30/2010
12669YAH5	15,357,306	15,079,800	(277,506)	15,079,800	10,946,251	6/30/2010
12669YAX0	14,918,393	14,647,080	(271,313)	14,647,080	6,992,192	6/30/2010
161631AV8	40,839,369	40,694,486	(144,883)	40,694,486	31,252,349	6/30/2010
16163BAP9	28,792,721	28,700,550	(92,171)	28,700,550	23,400,306	6/30/2010
170255AS2	14,759,899	14,701,500	(58,399)	14,701,500	11,982,225	6/30/2010
17025AAB8	16,181,831	16,172,000	(9,831)	16,172,000	14,520,234	6/30/2010
17307G4H8	8,933,129	8,323,160	(609,969)	8,323,160	6,853,426	6/30/2010
17312FAD5	9,835,339	9,813,000	(22,339)	9,813,000	7,749,916	6/30/2010
251510ET6	3,857,397	3,772,604	(84,793)	3,772,604	1,528,953	6/30/2010
32051GDH5	3,252,876	1,786,149	(1,466,727)	1,786,149	3,463,472	6/30/2010
32051GFL4	7,483,229	7,445,103	(38,126)	7,445,103	5,640,328	6/30/2010
32051GVL6	25,285,339	24,685,122	(600,217)	24,685,122	20,274,599	6/30/2010
36185MEG3	14,806,237	14,698,500	(107,737)	14,698,500	13,133,460	6/30/2010
3622MPAN8	28,614,151	28,411,588	(202,563)	28,411,588	23,067,594	6/30/2010
362669AQ6	10,054,269	10,017,389	(36,880)	10,017,389	7,067,147	6/30/2010
45660LPD5	13,629,843	13,624,200	(5,643)	13,624,200	9,771,779	6/30/2010
46628YBP4	15,318,147	15,300,702	(17,445)	15,300,702	10,182,346	6/30/2010
52521RAS0	2,469,848	2,467,918	(1,930)	2,467,918	1,344,928	6/30/2010
576434JM7	5,886,943	5,653,674	(233,269)	5,653,674	3,250,454	6/30/2010
576434SW5	8,120,545	7,355,638	(764,907)	7,355,638	6,446,802	6/30/2010
74951PEA2	597,326	543,209	(54,117)	543,209	436,786	6/30/2010
74957EAF4	38,358,479	38,293,596	(64,883)	38,293,596	31,920,863	6/30/2010
74957VAQ2	22,202,597	22,177,240	(25,357)	22,177,240	18,773,771	6/30/2010
749583AH3	10,118,223	10,072,116	(46,107)	10,072,116	4,455,192	6/30/2010
74958BAH5	25,784,859	25,728,036	(56,823)	25,728,036	18,448,619	6/30/2010
74958EAD8	49,154,795	48,980,000	(174,795)	48,980,000	39,845,220	6/30/2010
76110HHB8	2,928,571	2,269,149	(659,422)	2,269,149	1,574,575	6/30/2010
76110HNQ8	3,116,679	3,024,481	(92,198)	3,024,481	1,883,540	6/30/2010
76110HSG5	6,516,403	6,414,262	(102,141)	6,414,262	3,841,482	6/30/2010
76110HSH3	1,800,187	1,733,449	(66,738)	1,733,449	604,826	6/30/2010
761118PQ5	12,207,070	12,192,106	(14,964)	12,192,106	9,685,647	6/30/2010
94980KAQ5	547,902	379,172	(168,730)	379,172	609,386	6/30/2010
949837AF5	68,992,674	68,564,059	(428,615)	68,564,059	39,882,612	6/30/2010
949837BE7	19,954,665	19,833,968	(120,697)	19,833,968	14,590,502	6/30/2010

B-134	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
949837BK3	$8,580,092	$8,527,305		$(52,787)	$8,527,305	$6,364,555	6/30/2010
949837CC0	25,681,333	25,528,998		(152,335)	25,528,998	18,373,777	6/30/2010
94984XAB6	9,481,753	9,414,256		(67,497)	9,414,256	5,064,834	6/30/2010
94984XAD2	7,840,833	7,784,280		(56,553)	7,784,280	4,191,274	6/30/2010
94984XAM2	11,969,285	11,883,922		(85,363)	11,883,922	7,797,417	6/30/2010
94985JAB6	48,678,798	48,455,000		(223,798)	48,455,000	29,726,700	6/30/2010
94985JBR0	29,415,431	29,263,940		(151,491)	29,263,940	12,762,503	6/30/2010
94985JCA6	28,823,651	28,677,000		(146,651)	28,677,000	24,438,870	6/30/2010
94985RAP7	61,723,029	61,427,200		(295,829)	61,427,200	44,165,632	6/30/2010
94985WAP6	22,493,083	22,415,762		(77,321)	22,415,762	19,308,138	6/30/2010
94985WAQ4	72,279,028	71,850,942		(428,086)	71,850,942	30,769,004	6/30/2010
94985WBL4	37,110,835	36,927,295		(183,540)	36,927,295	27,557,573	6/30/2010
94986AAC2	111,161,847	110,675,500		(486,347)	110,675,500	92,731,400	6/30/2010
19075CAJ2	10,031,998	—	²	(5,248,178)	4,783,820	4,783,820	6/30/2010
19075CAK9	5,761,021	—	²	(385,711)	5,375,310	5,375,310	6/30/2010
19075CAN3	454,802	—	²	(4,802)	450,000	450,000	6/30/2010
03762AAG4	3,000,000	2,290,278		(709,722)	2,290,278	473,700	6/30/2010
05947UY28	3,872,411	3,536,539		(335,872)	3,536,539	2,304,160	6/30/2010
07383F4H8	4,215,294	2,999,442		(1,215,852)	2,999,442	2,092,997	6/30/2010
07383F6U7	5,012,020	4,551,163		(460,857)	4,551,163	2,193,960	6/30/2010
07387BEP4	4,526,623	2,598,305		(1,928,318)	2,598,305	1,022,967	6/30/2010
07387BEQ2	1,586,185	1,037,442		(548,743)	1,037,442	1,538,635	6/30/2010
07387BFZ1	2,845,351	2,806,498		(38,853)	2,806,498	994,117	6/30/2010
07387BGA5	1,043,338	704,201		(339,137)	704,201	475,037	6/30/2010
07388VAL2	11,525,006	10,970,227		(554,779)	10,970,227	3,277,402	6/30/2010
07388YBE1	1,156,869	1,027,849		(129,020)	1,027,849	718,053	6/30/2010
126171AQ0	4,279,102	3,221,462		(1,057,640)	3,221,462	1,587,060	6/30/2010
126671R73	4,136,680	1,903,429		(2,233,251)	1,903,429	1,441,915	6/30/2010
161546GN0	2,474,742	2,218,390		(256,352)	2,218,390	1,496,551	6/30/2010
161546HW9	2,109,796	1,916,133		(193,663)	1,916,133	877,420	6/30/2010
17310MAQ3	11,543,931	10,977,840		(566,091)	10,977,840	2,437,350	6/30/2010
17310MAS9	869,195	658,119		(211,076)	658,119	524,056	6/30/2010
190749AN1	454,683	—	*	(454,683)	—	334,555	6/30/2010
20047EAM4	17,809,954	2,262,744		(15,547,210)	2,262,744	7,551,052	6/30/2010
20047EAP7	1,939,562	86,050		(1,853,512)	86,050	4,187,072	6/30/2010
20173MAQ3	543,825	409,714		(134,111)	409,714	450,000	6/30/2010
21075WBA2	1,992,829	1,695,008		(297,821)	1,695,008	1,755,083	6/30/2010
21075WCJ2	1,024,488	991,680		(32,808)	991,680	919,230	6/30/2010
22544QAK5	7,527,566	3,664,397		(3,863,169)	3,664,397	4,856,256	6/30/2010
22544QAM1	1,598,153	928,636		(669,517)	928,636	4,888,517	6/30/2010
22544QAN9	462,771	405,235		(57,536)	405,235	2,008,916	6/30/2010
22544QAP4	260,514	141,114		(119,400)	141,114	1,063,716	6/30/2010
22544QAQ2	432,694	—	*	(432,694)	—	1,627,740	6/30/2010
225458SA7	18,121,902	2,904,026		(15,217,876)	2,904,026	2,131,445	6/30/2010
225458SB5	9,869,737	—	*	(9,869,737)	—	1,281,595	6/30/2010
225470G80	9,885,679	9,314,838		(570,841)	9,314,838	3,586,580	6/30/2010
225470H22	829,081	674,362		(154,719)	674,362	930,776	6/30/2010
361849K84	7,525,132	4,018,985		(3,506,147)	4,018,985	4,018,985	6/30/2010
361849K92	7,623,154	—	*	(7,623,154)	—	3,325,906	6/30/2010
361849S29	4,640,299	2,288,639		(2,351,660)	2,288,639	2,291,990	6/30/2010
362332AT5	166,263	—	*	(166,263)	—	2,198,895	6/30/2010
36298JAA1	27,099,044	24,822,176		(2,276,868)	24,822,176	12,400,025	6/30/2010
36298JAC7	5,139,995	1,949,799		(3,190,196)	1,949,799	1,200,000	6/30/2010
449670FA1	1,137,158	989,132		(148,026)	989,132	824,067	6/30/2010
46625M2W8	1,190,469	1,035,452		(155,017)	1,035,452	172,779	6/30/2010

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-135

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
46625M2Y4	$304,618	$148,459		$(156,159)	$148,459	$166,916	6/30/2010
46625MQ85	1,454,205	1,055,723		(398,482)	1,055,723	129,182	6/30/2010
46625MQ93	263,036	—	*	(263,036)	—	121,269	6/30/2010
46625MZH5	1,098,149	973,556		(124,593)	973,556	600,519	6/30/2010
46625MZJ1	229,904	—	*	(229,904)	—	480,692	6/30/2010
46625YC68	1,920,693	1,211,550		(709,143)	1,211,550	801,566	6/30/2010
46628FAU5	4,912,849	4,049,667		(863,182)	4,049,667	1,006,440	6/30/2010
46629PAU2	2,702,265	690,309		(2,011,956)	690,309	983,460	6/30/2010
46629YAM1	13,707,049	8,592,792		(5,114,257)	8,592,792	6,450,580	6/30/2010
46630AAC2	688,305	577,839		(110,466)	577,839	595,000	6/30/2010
46630AAG3	354,138	345,685		(8,453)	345,685	360,000	6/30/2010
46631BAN5	20,305,019	5,730,812		(14,574,207)	5,730,812	8,501,437	6/30/2010
46631BAP0	3,520,588	2,243,276		(1,277,312)	2,243,276	3,436,631	6/30/2010
46632HAQ4	644,565	523,138		(121,427)	523,138	487,451	6/30/2010
46632HAR2	1,000,083	789,774		(210,309)	789,774	968,281	6/30/2010
50179AAM9	2,402,327	1,391,550		(1,010,777)	1,391,550	480,000	6/30/2010
50180CAM2	2,358,833	2,090,558		(268,275)	2,090,558	1,991,243	6/30/2010
50180JAK1	20,070,456	17,763,790		(2,306,666)	17,763,790	4,400,140	6/30/2010
50180JAL9	3,748,058	176,580		(3,571,478)	176,580	840,000	6/30/2010
50180JAM7	1,106,615	432,446		(674,169)	432,446	1,700,000	6/30/2010
50180JAR6	308,480	212,024		(96,456)	212,024	840,000	6/30/2010
52108HV76	5,010,652	4,725,295		(285,357)	4,725,295	1,674,835	6/30/2010
52108HZ80	4,919,590	1,306,664		(3,612,926)	1,306,664	1,793,141	6/30/2010
52108MGC1	4,348,789	3,833,542		(515,247)	3,833,542	923,270	6/30/2010
52108MGD9	4,934,933	577,539		(4,357,394)	577,539	497,400	6/30/2010
52108RCK6	6,079,350	2,445,872		(3,633,478)	2,445,872	853,528	6/30/2010
52522HAL6	33,516,549	32,632,083		(884,466)	32,632,083	18,025,164	6/30/2010
55312TAH6	7,043,679	4,110,302		(2,933,377)	4,110,302	2,912,630	6/30/2010
55312YAJ1	1,059,807	891,680		(168,127)	891,680	2,550,000	6/30/2010
59023BAN4	1,021,114	1,018,056		(3,058)	1,018,056	770,000	6/30/2010
60687UAM9	3,361,402	2,705,553		(655,849)	2,705,553	1,074,526	6/30/2010
60687VAN5	32,425	27,267		(5,158)	27,267	749,891	6/30/2010
61745M6T5	6,514,086	5,299,526		(1,214,560)	5,299,526	2,651,250	6/30/2010
61745MX57	2,849,974	2,608,523		(241,451)	2,608,523	1,120,443	6/30/2010
61749MAG4	108,945	92,067		(16,878)	92,067	345,736	6/30/2010
61750YAF6	32,430,105	32,248,898		(181,207)	32,248,898	26,973,444	6/30/2010
61751NAQ5	1,387,727	864,604		(523,123)	864,604	805,440	6/30/2010
61751NAR3	714,999	378,635		(336,364)	378,635	400,000	6/30/2010
61754KAP0	2,678,454	2,541,397		(137,057)	2,541,397	3,684,741	6/30/2010
643529AD2	12,102,280	11,103,196		(999,084)	11,103,196	8,263,928	6/30/2010
74438WAN6	1,082,617	400,684		(681,933)	400,684	35,420	6/30/2010
760985YY1	831,763	605,023		(226,740)	605,023	143,230	6/30/2010
76110WRX6	1,417,999	758,223		(659,776)	758,223	583,292	6/30/2010
86359B4V0	21,641,235	20,762,501		(878,734)	20,762,501	14,349,507	6/30/2010
86359DMX2	49,984,375	47,927,368		(2,057,007)	47,927,368	32,510,440	6/30/2010
87222PAE3	29,238,524	28,382,087		(856,437)	28,382,087	15,820,916	6/30/2010
92977QAM0	20,053,514	10,149,716		(9,903,798)	10,149,716	5,842,480	6/30/2010
92978MAL0	11,091,220	10,867,453		(223,767)	10,867,453	4,429,080	6/30/2010
92978MAN6	7,874,789	1,282,000		(6,592,789)	1,282,000	5,840,200	6/30/2010
92978MAT3	130,171	—	*	(130,171)	—	435,680	6/30/2010
92978TAK7	20,062,978	14,704,038		(5,358,940)	14,704,038	5,308,880	6/30/2010
92978TAL5	22,273,467	4,978,080		(17,295,387)	4,978,080	6,427,860	6/30/2010
92978TAM3	5,018,168	4,288,449		(729,719)	4,288,449	5,558,910	6/30/2010
93934DAR8	63,646	54,032		(9,614)	54,032	44,885	6/30/2010
939344AN7	6,065,430	—²		(1,272,720)	4,792,710	4,792,710	6/30/2010

B-136	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
00253CHK6	$2,245,378	$1,955,804		$(289,574)	$1,955,804	$1,174,423	3/31/2010
74040KAC6	6,795,019	—	²	(2,859,085)	3,935,934	3,935,934	3/31/2010
03702YAC4	25,200	—	²	(10,800)	14,400	14,400	3/31/2010
55312TAR4	650,808	—	²	(165,128)	485,680	485,680	3/31/2010
02147QAE2	45,092,898	43,634,925		(1,457,973)	43,634,925	35,987,230	3/31/2010
02148FAW5	26,144,301	25,008,260		(1,136,041)	25,008,260	18,776,720	3/31/2010
02148YAD6	19,568,230	18,986,984		(581,246)	18,986,984	17,070,532	3/31/2010
02149HAK6	23,392,360	22,157,145		(1,235,215)	22,157,145	19,738,678	3/31/2010
02151CBD7	27,542,769	25,854,585		(1,688,184)	25,854,585	23,165,668	3/31/2010
02151FAD1	37,054,586	36,269,400		(785,186)	36,269,400	25,475,656	3/31/2010
02151NBA9	17,316,643	15,671,369		(1,645,274)	15,671,369	8,688,977	3/31/2010
05947UVZ8	318,015	298,794		(19,221)	298,794	11,341	3/31/2010
05947UWA2	160,955	—	*	(160,955)	—	5,670	3/31/2010
05947UWB0	38,213	—	*	(38,213)	—	11	3/31/2010
05947UWC8	37,462	—	*	(37,462)	—	11	3/31/2010
05947UY28	4,010,191	3,876,118		(134,073)	3,876,118	2,551,720	3/31/2010
05948KB65	9,967,742	9,779,206		(188,536)	9,779,206	6,793,636	3/31/2010
05948KC98	17,655,061	17,488,890		(166,171)	17,488,890	13,601,691	3/31/2010
05948KF20	17,999,982	17,770,893		(229,089)	17,770,893	15,539,459	3/31/2010
05948KLA5	1,682,897	966,410		(716,487)	966,410	922,443	3/31/2010
05948KP37	10,677,570	10,605,671		(71,899)	10,605,671	8,190,960	3/31/2010
05949AA67	4,729,113	2,495,578		(2,233,535)	2,495,578	3,005,167	3/31/2010
05949AA75	255,894	251,887		(4,007)	251,887	430,578	3/31/2010
05949AM23	1,731,479	910,147		(821,332)	910,147	1,872,146	3/31/2010
05949AM31	358,619	174,351		(184,268)	174,351	328,060	3/31/2010
05949AMN7	6,185,487	5,227,430		(958,057)	5,227,430	4,028,445	3/31/2010
05949AMP2	2,112,024	867,709		(1,244,315)	867,709	1,432,633	3/31/2010
05949TBF5	19,631,054	19,565,964		(65,090)	19,565,964	16,488,408	3/31/2010
059511AM7	1,289,986	1,249,704		(40,282)	1,249,704	1,392,444	3/31/2010
059511AS4	1,188,469	1,011,351		(177,118)	1,011,351	1,314,724	3/31/2010
059511AU9	1,414,062	1,236,027		(178,035)	1,236,027	1,730,310	3/31/2010
07383F5T1	4,790,399	4,327,654		(462,745)	4,327,654	1,797,485	3/31/2010
07387BGA5	1,400,027	1,067,771		(332,256)	1,067,771	394,127	3/31/2010
07388YBC5	1,667,650	1,652,127		(15,523)	1,652,127	1,013,894	3/31/2010
07388YBE1	1,280,301	1,239,645		(40,656)	1,239,645	651,277	3/31/2010
12543UAE2	15,131,563	15,127,220		(4,343)	15,127,220	8,170,711	3/31/2010
12543XAD8	24,797,903	24,672,225		(125,678)	24,672,225	18,039,990	3/31/2010
12544ABJ3	13,091,155	12,070,878		(1,020,277)	12,070,878	12,263,022	3/31/2010
12544DAK5	21,675,290	21,552,653		(122,637)	21,552,653	15,549,424	3/31/2010
12544DAQ2	15,572,064	15,404,221		(167,843)	15,404,221	9,926,487	3/31/2010
12566RAG6	38,921,572	36,322,540		(2,599,032)	36,322,540	29,557,714	3/31/2010
126378AG3	13,400,744	11,953,260		(1,447,484)	11,953,260	9,307,516	3/31/2010
126378AH1	14,653,389	13,107,947		(1,545,442)	13,107,947	8,948,331	3/31/2010
126670GR3	6,435,271	6,134,841		(300,430)	6,134,841	2,553,352	3/31/2010
126670QT8	3,567,630	3,532,757		(34,873)	3,532,757	1,735,609	3/31/2010
126671TW6	791,031	482,758		(308,273)	482,758	173,299	3/31/2010
12667F4N2	9,827,189	9,686,117		(141,072)	9,686,117	6,712,318	3/31/2010
12667F7D1	25,637,740	25,380,242		(257,498)	25,380,242	18,962,088	3/31/2010
12667FMJ1	19,236,952	18,352,895		(884,057)	18,352,895	9,673,785	3/31/2010
12667FR98	4,326,017	2,464,197		(1,861,820)	2,464,197	1,354,983	3/31/2010
12667FW92	8,268,058	8,092,925		(175,133)	8,092,925	8,186,958	3/31/2010
12667FYZ2	19,181,294	15,089,537		(4,091,757)	15,089,537	5,129,987	3/31/2010
12667GBA0	69,058,015	68,732,995		(325,020)	68,732,995	49,770,826	3/31/2010
12667GFB4	67,640,171	67,336,274		(303,897)	67,336,274	50,440,009	3/31/2010
12667GFT5	19,136,757	18,770,374		(366,383)	18,770,374	12,774,402	3/31/2010

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-137

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
12667GJG9	$16,350,299	$16,229,555		$(120,744)	$16,229,555	$11,513,931	3/31/2010
12667GJR5	50,384,658	50,284,751		(99,907)	50,284,751	34,930,567	3/31/2010
12667GKE2	14,834,096	14,618,697		(215,399)	14,618,697	7,806,783	3/31/2010
12667GLE1	30,077,725	30,005,580		(72,145)	30,005,580	23,611,971	3/31/2010
12667GQA4	22,619,726	22,510,909		(108,817)	22,510,909	16,091,161	3/31/2010
12667GUG6	6,835,517	6,537,866		(297,651)	6,537,866	5,463,941	3/31/2010
12667GW74	20,027,382	19,963,420		(63,962)	19,963,420	14,633,914	3/31/2010
12668AAG0	18,586,413	17,911,328		(675,085)	17,911,328	16,654,665	3/31/2010
12668ASQ9	27,229,913	25,937,547		(1,292,366)	25,937,547	22,812,379	3/31/2010
12668ASR7	7,317,769	6,886,618		(431,151)	6,886,618	4,037,703	3/31/2010
12669DN79	4,528,692	4,471,443		(57,249)	4,471,443	2,271,979	3/31/2010
12669DN87	1,895,658	1,279,333		(616,325)	1,279,333	1,264,284	3/31/2010
12669E4W3	4,764,288	2,964,336		(1,799,952)	2,964,336	2,585,613	3/31/2010
12669EL95	9,268,819	9,039,136		(229,683)	9,039,136	6,425,375	3/31/2010
12669EWY8	9,536,306	9,367,430		(168,876)	9,367,430	6,773,222	3/31/2010
12669EWZ5	2,824,872	1,934,891		(889,981)	1,934,891	1,526,678	3/31/2010
12669G5U1	9,149,772	9,036,280		(113,492)	9,036,280	7,866,346	3/31/2010
12669YAH5	16,359,710	15,365,488		(994,222)	15,365,488	7,308,981	3/31/2010
12669YAX0	15,297,865	14,926,570		(371,295)	14,926,570	6,898,128	3/31/2010
161546ED4	1,026,193	150,374		(875,819)	150,374	122,313	3/31/2010
161546FY7	2,174,201	1,131,814		(1,042,387)	1,131,814	901,447	3/31/2010
161546GN0	3,527,196	2,676,088		(851,108)	2,676,088	1,565,295	3/31/2010
161546HW9	2,319,369	2,179,089		(140,280)	2,179,089	914,234	3/31/2010
161551FW1	102,065	17,042		(85,023)	17,042	6,631	3/31/2010
16163BAP9	28,961,620	28,795,776		(165,844)	28,795,776	23,240,422	3/31/2010
16165LAG5	13,413,371	13,314,507		(98,864)	13,314,507	8,095,071	3/31/2010
16165TBJ1	10,243,892	9,600,706		(643,186)	9,600,706	7,029,679	3/31/2010
17025AAB8	16,388,366	16,154,460		(233,906)	16,154,460	14,346,748	3/31/2010
17307GVK1	11,149,554	10,299,526		(850,028)	10,299,526	7,870,632	3/31/2010
17309YAD9	19,148,250	16,770,460		(2,377,790)	16,770,460	12,633,390	3/31/2010
17310AAR7	32,435,381	32,363,117		(72,264)	32,363,117	21,929,096	3/31/2010
17312FAD5	9,848,853	9,834,560		(14,293)	9,834,560	7,686,453	3/31/2010
190749AN1	1,108,586	511,945		(596,641)	511,945	360,290	3/31/2010
19075CAL7	2,833,371	2,096,747		(736,624)	2,096,747	4,471,046	3/31/2010
19075CAM5	719,222	568,626		(150,596)	568,626	851,135	3/31/2010
19075CAN3	556,895	476,463		(80,432)	476,463	500,000	3/31/2010
19075CAS2	2,932,809	2,400,723		(532,086)	2,400,723	2,419,440	3/31/2010
20047EAP7	2,599,344	2,086,554		(512,790)	2,086,554	5,188,491	3/31/2010
22544QAK5	15,058,638	7,669,903		(7,388,735)	7,669,903	4,243,770	3/31/2010
22544QAM1	6,170,500	1,899,693		(4,270,807)	1,899,693	4,437,299	3/31/2010
22544QAN9	2,210,330	592,662		(1,617,668)	592,662	1,752,254	3/31/2010
22544QAP4	928,438	334,945		(593,493)	334,945	942,255	3/31/2010
22544QAQ2	1,521,856	574,510		(947,346)	574,510	1,467,674	3/31/2010
225458SB5	13,997,534	9,852,236		(4,145,298)	9,852,236	2,691,761	3/31/2010
22545XAP8	717,543	—	*	(717,543)	—	2,567,337	3/31/2010
251510CY7	6,027,410	4,221,438		(1,805,972)	4,221,438	2,388,495	3/31/2010
251510ET6	5,967,441	3,950,554		(2,016,887)	3,950,554	1,526,850	3/31/2010
251511AC5	14,805,071	14,612,272		(192,799)	14,612,272	10,668,651	3/31/2010
294751BY7	3,584,750	2,457,027		(1,127,723)	2,457,027	1,050,749	3/31/2010
294751DH2	2,155,248	1,701,535		(453,713)	1,701,535	389,294	3/31/2010
294751DY5	1,611,177	1,242,907		(368,270)	1,242,907	272,004	3/31/2010
294751FB3	4,469,940	2,159,859		(2,310,081)	2,159,859	1,262,440	3/31/2010
294751FC1	1,232,038	609,805		(622,233)	609,805	514,437	3/31/2010
294754AY2	5,323,066	5,073,326		(249,740)	5,073,326	4,147,640	3/31/2010
32051GDH5	3,970,409	3,264,438		(705,971)	3,264,438	3,409,527	3/31/2010

B-138	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
32051GFL4	$7,578,722	$7,537,146		$(41,576)	$7,537,146	$5,595,466	3/31/2010
36228CYQ0	23,086,753	19,954,462		(3,132,291)	19,954,462	7,527,524	3/31/2010
3622ECAH9	5,882,873	4,421,834		(1,461,039)	4,421,834	2,885,374	3/31/2010
3622ECAK2	18,750,828	16,607,826		(2,143,002)	16,607,826	11,280,108	3/31/2010
3622ELAD8	44,091,517	41,871,096		(2,220,421)	41,871,096	24,891,299	3/31/2010
3622MPBE7	50,351,907	49,993,950		(357,957)	49,993,950	40,524,485	3/31/2010
362332AT5	431,489	238,109		(193,380)	238,109	2,881,920	3/31/2010
362332AV0	399,877	—	*	(399,877)	—	1,640,000	3/31/2010
362334ME1	23,534,063	22,348,250		(1,185,813)	22,348,250	16,824,456	3/31/2010
362334QC1	9,034,890	8,860,291		(174,599)	8,860,291	6,830,887	3/31/2010
362375AD9	15,214,761	14,512,803		(701,958)	14,512,803	11,097,407	3/31/2010
362669AQ6	10,072,205	10,055,881		(16,324)	10,055,881	6,988,691	3/31/2010
36298JAC7	7,457,412	5,205,353		(2,252,059)	5,205,353	1,300,000	3/31/2010
36828QLB0	6,650,482	5,297,161		(1,353,321)	5,297,161	1,925,996	3/31/2010
45660LPD5	13,660,835	13,628,158		(32,677)	13,628,158	9,535,212	3/31/2010
46412QAD9	4,715,407	4,220,242		(495,165)	4,220,242	2,670,797	3/31/2010
46625MQ93	446,572	295,023		(151,549)	295,023	121,263	3/31/2010
46627MAC1	11,101,556	10,947,012		(154,544)	10,947,012	6,190,987	3/31/2010
46628SAG8	24,118,269	20,192,336		(3,925,933)	20,192,336	14,055,183	3/31/2010
46628YBP4	15,322,409	15,320,058		(2,351)	15,320,058	10,033,890	3/31/2010
46629PAU2	3,005,928	2,707,139		(298,789)	2,707,139	898,887	3/31/2010
46629YAM1	15,658,620	13,795,880		(1,862,740)	13,795,880	5,507,620	3/31/2010
46630AAC2	1,551,188	728,104		(823,084)	728,104	490,000	3/31/2010
46631BAN5	28,347,649	20,421,136		(7,926,513)	20,421,136	6,896,809	3/31/2010
46631BAP0	9,891,067	3,714,812		(6,176,255)	3,714,812	2,894,337	3/31/2010
46632HAQ4	1,677,705	661,287		(1,016,418)	661,287	508,468	3/31/2010
46632HAR2	2,047,306	1,057,218		(990,088)	1,057,218	1,015,355	3/31/2010
50177AAL3	2,208,516	1,197,758		(1,010,758)	1,197,758	1,903,030	3/31/2010
50179AAM9	2,908,774	2,465,436		(443,338)	2,465,436	480,000	3/31/2010
50179AAN7	1,311,655	—	*	(1,311,655)	—	549,000	3/31/2010
50179AAS6	1,242,113	—	*	(1,242,113)	—	524,370	3/31/2010
50180JAM7	4,017,423	1,334,232		(2,683,191)	1,334,232	1,700,000	3/31/2010
50180JAR6	2,095,451	478,725		(1,616,726)	478,725	840,000	3/31/2010
52108HZ80	5,810,790	4,946,320		(864,470)	4,946,320	1,767,997	3/31/2010
52521RAS0	2,782,285	2,514,992		(267,293)	2,514,992	1,353,507	3/31/2010
525221EB9	29,827,547	28,822,444		(1,005,103)	28,822,444	20,852,745	3/31/2010
525221JW8	40,440,084	34,927,611		(5,512,473)	34,927,611	25,824,420	3/31/2010
52522HAL6	39,058,866	33,636,080		(5,422,786)	33,636,080	17,901,172	3/31/2010
52523KAH7	11,907,943	11,021,602		(886,341)	11,021,602	8,733,078	3/31/2010
55312TAJ2	2,018,264	1,289,222		(729,042)	1,289,222	1,686,681	3/31/2010
55312TAK9	3,935,156	2,755,763		(1,179,393)	2,755,763	3,275,550	3/31/2010
55312YAJ1	1,551,651	1,249,295		(302,356)	1,249,295	1,950,000	3/31/2010
55312YAK8	733,206	333,928		(399,278)	333,928	880,000	3/31/2010
55312YAL6	910,764	—	*	(910,764)	—	700,000	3/31/2010
55312YAS1	550,646	—	*	(550,646)	—	400,000	3/31/2010
55312YAT9	765,344	—	*	(765,344)	—	600,000	3/31/2010
576434GR9	2,237,348	1,529,886		(707,462)	1,529,886	1,340,151	3/31/2010
576434SW5	11,213,256	8,207,145		(3,006,111)	8,207,145	6,404,670	3/31/2010
59022HEC2	1,383,042	207,699		(1,175,343)	207,699	2,685,200	3/31/2010
59022HED0	159,625	—	*	(159,625)	—	225,006	3/31/2010
59023BAN4	1,122,794	1,105,828		(16,966)	1,105,828	700,000	3/31/2010
60687UAM9	3,497,630	3,390,262		(107,368)	3,390,262	825,381	3/31/2010
60687VAM7	657,467	431,421		(226,046)	431,421	1,131,145	3/31/2010
60687VAN5	298,309	80,935		(217,374)	80,935	641,864	3/31/2010
60688BAS7	2,250,067	1,955,270		(294,797)	1,955,270	1,571,053	3/31/2010

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-139

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
61745MU68	$2,299,306	$1,415,396		$(883,910)	$1,415,396	$1,525,508	3/31/2010
61745MX57	3,006,452	2,853,555		(152,897)	2,853,555	1,241,373	3/31/2010
61746WF21	92,228	86,333		(5,895)	86,333	107,333	3/31/2010
61749MAG4	191,762	145,696		(46,066)	145,696	315,933	3/31/2010
61749WAH0	5,178,256	4,930,474		(247,782)	4,930,474	3,532,277	3/31/2010
61749WAJ6	3,606,906	3,446,762		(160,144)	3,446,762	2,750,651	3/31/2010
61750CAS6	5,688,819	4,877,713		(811,106)	4,877,713	2,649,141	3/31/2010
61751NAQ5	1,632,133	1,424,789		(207,344)	1,424,789	689,540	3/31/2010
61751NAR3	835,685	762,541		(73,144)	762,541	400,000	3/31/2010
61752JAF7	12,151,727	11,733,026		(418,701)	11,733,026	9,177,410	3/31/2010
61753JAM1	1,468,321	1,034,343		(433,978)	1,034,343	1,927,030	3/31/2010
61753JAN9	893,267	724,829		(168,438)	724,829	1,013,006	3/31/2010
61754KAN5	29,543,750	14,902,848		(14,640,902)	14,902,848	7,169,550	3/31/2010
61754KAP0	4,753,770	2,882,584		(1,871,186)	2,882,584	3,179,403	3/31/2010
74951PEA2	1,411,161	611,715		(799,446)	611,715	798,880	3/31/2010
749577AL6	18,344,213	18,173,451		(170,762)	18,173,451	9,351,820	3/31/2010
74958BAH5	26,688,678	25,795,063		(893,615)	25,795,063	18,183,241	3/31/2010
74958EAD8	49,330,341	49,156,800		(173,541)	49,156,800	39,456,610	3/31/2010
75115CAG2	8,686,890	8,574,274		(112,616)	8,574,274	8,132,934	3/31/2010
75971EAF3	426,984	364,335		(62,649)	364,335	261,375	3/31/2010
759950GW2	11,000,000	9,571,051		(1,428,949)	9,571,051	5,472,159	3/31/2010
7609854A6	33,830,344	30,009,356		(3,820,988)	30,009,356	15,941,114	3/31/2010
760985YY1	951,336	833,683		(117,653)	833,683	122,201	3/31/2010
76110HHB8	3,704,290	2,979,257		(725,033)	2,979,257	1,570,435	3/31/2010
76110HNQ8	3,421,480	3,163,808		(257,672)	3,163,808	1,875,614	3/31/2010
76110HQS1	5,909,509	4,753,597		(1,155,912)	4,753,597	3,911,273	3/31/2010
76110HQT9	1,234,187	501,006		(733,181)	501,006	552,010	3/31/2010
76110HSH3	2,599,507	1,840,661		(758,846)	1,840,661	597,846	3/31/2010
76110HX53	10,731,362	10,506,169		(225,193)	10,506,169	7,093,483	3/31/2010
76110HX87	23,928,208	23,397,766		(530,442)	23,397,766	15,777,859	3/31/2010
76110WQA7	15,542,700	14,592,408		(950,292)	14,592,408	6,411,873	3/31/2010
76110WRX6	2,811,280	1,514,494		(1,296,786)	1,514,494	597,290	3/31/2010
76110WTB2	4,358,804	4,046,507		(312,297)	4,046,507	1,956,630	3/31/2010
76110WTU0	2,967,641	2,806,539		(161,102)	2,806,539	1,139,118	3/31/2010
76110WUL8	14,858,673	14,320,496		(538,177)	14,320,496	4,842,900	3/31/2010
76110WUM6	6,485,856	6,369,500		(116,356)	6,369,500	5,036,685	3/31/2010
76110WVT0	877,241	672,338		(204,903)	672,338	363,176	3/31/2010
76110WWK8	2,357,146	1,818,861		(538,285)	1,818,861	770,759	3/31/2010
761118CZ9	11,151,038	10,916,220		(234,818)	10,916,220	5,093,136	3/31/2010
761118PQ5	12,290,266	12,209,616		(80,650)	12,209,616	9,599,776	3/31/2010
76113GAC2	981,879	350,473		(631,406)	350,473	382,698	3/31/2010
76114DAE4	15,287,451	15,118,884		(168,567)	15,118,884	13,098,239	3/31/2010
87222PAE3	35,277,842	29,398,655		(5,879,187)	29,398,655	16,122,708	3/31/2010
92977QAP3	8,825,113	2,097,324		(6,727,789)	2,097,324	3,343,397	3/31/2010
92977QAQ1	3,067,791	555,880		(2,511,911)	555,880	2,894,060	3/31/2010
92978MAN6	21,198,285	8,122,135		(13,076,150)	8,122,135	6,003,050	3/31/2010
92978MAT3	1,306,147	207,324		(1,098,823)	207,324	1,234,287	3/31/2010
92978QAP2	454,099	—	*	(454,099)	—	1,408,390	3/31/2010
92978QAR8	1,555,608	—	*	(1,555,608)	—	3,448,340	3/31/2010
92978QAT4	721,689	—	*	(721,689)	—	1,200,000	3/31/2010
93934DAR8	80,306	66,124		(14,182)	66,124	42,673	3/31/2010
94980KAQ5	672,475	563,431		(109,044)	563,431	608,303	3/31/2010
949837AF5	69,106,312	68,983,549		(122,763)	68,983,549	39,419,082	3/31/2010
949837BE7	19,956,633	19,950,284		(6,349)	19,950,284	14,404,911	3/31/2010
949837BK3	8,604,257	8,579,231		(25,026)	8,579,231	6,285,336	3/31/2010

B-140	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
94983BAP4	$15,480,624	$15,407,947		$(72,677)	$15,407,947	$11,951,023	3/31/2010
94984AAR1	29,305,436	29,134,800		(170,636)	29,134,800	15,831,891	3/31/2010
94984AAS9	10,026,305	9,967,760		(58,545)	9,967,760	7,951,333	3/31/2010
94984FAR0	35,362,500	35,181,913		(180,587)	35,181,913	26,150,659	3/31/2010
94984JAK7	44,835,899	43,930,925		(904,974)	43,930,925	31,606,570	3/31/2010
94984XAB6	9,537,419	9,483,578		(53,841)	9,483,578	5,034,366	3/31/2010
94984XAD2	7,887,301	7,842,358		(44,943)	7,842,358	4,163,905	3/31/2010
94984XAM2	12,041,714	11,971,668		(70,046)	11,971,668	7,721,227	3/31/2010
94985JAB6	48,930,619	48,678,950		(251,669)	48,678,950	29,241,105	3/31/2010
94985JBR0	29,490,677	29,416,351		(74,326)	29,416,351	12,570,636	3/31/2010
94985JCA6	28,951,381	28,831,230		(120,151)	28,831,230	24,132,195	3/31/2010
94985RAP7	61,798,708	61,727,872		(70,836)	61,727,872	43,791,258	3/31/2010
94985WAP6	23,112,305	22,793,202		(319,103)	22,793,202	19,317,875	3/31/2010
94985WAQ4	71,557,171	71,525,516		(31,655)	71,525,516	30,565,698	3/31/2010
94985WBL4	37,253,580	37,102,427		(151,153)	37,102,427	27,324,140	3/31/2010
94986AAC2	111,247,247	111,160,855		(86,392)	111,160,855	80,968,395	3/31/2010
02148FAW5	28,092,012	26,534,625		(1,557,387)	26,534,625	18,680,752	12/31/2009
02149HAK6	24,244,801	23,401,542		(843,259)	23,401,542	18,845,141	12/31/2009
02151CBD7	28,168,626	27,928,844		(239,782)	27,928,844	23,040,583	12/31/2009
02151FAD1	38,605,381	37,069,441		(1,535,940)	37,069,441	24,873,276	12/31/2009
02151NBA9	18,265,546	17,329,209		(936,337)	17,329,209	8,458,155	12/31/2009
03702YAC4	28,800	—	²	(3,600)	25,200	25,200	12/31/2009
03927NAA1	14,694,000	9,404,655		(5,289,345)	9,404,655	5,250,000	12/31/2009
05947UJT6	684,903	461,411		(223,492)	461,411	307,397	12/31/2009
05947UMM7	2,599,818	1,949,371		(650,447)	1,949,371	378,124	12/31/2009
05947UVY1	1,969,347	1,783,588		(185,759)	1,783,588	231,398	12/31/2009
05947UVZ8	1,943,102	318,015		(1,625,087)	318,015	230,470	12/31/2009
05947UWA2	767,441	160,955		(606,486)	160,955	225,250	12/31/2009
05947UWB0	131,202	38,214		(92,988)	38,214	109,176	12/31/2009
05947UWC8	58,568	37,462		(21,106)	37,462	100,663	12/31/2009
05947UWD6	68,815	3,886		(64,929)	3,886	85,979	12/31/2009
05948KB65	10,449,434	9,975,968		(473,466)	9,975,968	6,636,940	12/31/2009
05948KC98	17,774,894	17,659,659		(115,235)	17,659,659	13,260,340	12/31/2009
05948KLA5	1,899,662	1,730,054		(169,608)	1,730,054	929,252	12/31/2009
05948KP37	10,774,470	10,676,031		(98,439)	10,676,031	7,980,675	12/31/2009
059497AC1	10,033,749	7,475,988		(2,557,761)	7,475,988	2,700,530	12/31/2009
05949AA67	6,044,085	4,810,509		(1,233,576)	4,810,509	3,013,807	12/31/2009
05949AA75	751,465	301,666		(449,799)	301,666	430,971	12/31/2009
05949AM23	2,018,499	1,815,560		(202,939)	1,815,560	1,867,555	12/31/2009
05949AM31	419,986	371,791		(48,195)	371,791	325,386	12/31/2009
05949AMP2	2,912,645	2,125,205		(787,440)	2,125,205	1,401,219	12/31/2009
059511AL9	7,909,548	4,984,251		(2,925,297)	4,984,251	2,157,600	12/31/2009
059511AM7	3,154,584	1,355,076		(1,799,508)	1,355,076	1,145,100	12/31/2009
059511AS4	1,707,661	1,267,071		(440,590)	1,267,071	1,098,652	12/31/2009
059511AU9	2,073,166	1,533,143		(540,023)	1,533,143	1,463,230	12/31/2009
07387BEQ2	6,510,227	1,763,263		(4,746,964)	1,763,263	2,421,832	12/31/2009
07387BGA5	2,801,784	1,418,267		(1,383,517)	1,418,267	380,252	12/31/2009
07388YBC5	1,811,745	1,741,414		(70,331)	1,741,414	858,613	12/31/2009
07388YBE1	1,393,067	1,358,950		(34,117)	1,358,950	594,875	12/31/2009
073945AN7	3,339,528	3,306,158		(33,370)	3,306,158	957,803	12/31/2009
073945AQ0	1,868,880	659,799		(1,209,081)	659,799	418,758	12/31/2009
073945AS6	579,048	467,855		(111,193)	467,855	261,696	12/31/2009
12543TAD7	10,072,936	9,581,949		(490,987)	9,581,949	7,308,631	12/31/2009
12543UAD4	45,177,737	42,394,764		(2,782,973)	42,394,764	20,791,904	12/31/2009
12543UAE2	15,930,769	15,151,663		(779,106)	15,151,663	7,917,427	12/31/2009

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-141

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
12544AAC9	$49,835,937	$48,573,999	$(1,261,938)	$48,573,999	$25,931,615	12/31/2009
12544DAK5	21,950,653	21,668,533	(282,120)	21,668,533	15,139,755	12/31/2009
12544DAQ2	15,698,178	15,576,809	(121,369)	15,576,809	9,330,008	12/31/2009
12544LAK7	31,269,224	30,929,119	(340,105)	30,929,119	23,283,773	12/31/2009
12544RAL2	8,883,000	8,687,070	(195,930)	8,687,070	5,835,361	12/31/2009
12545CAU4	39,546,663	37,843,801	(1,702,862)	37,843,801	29,109,776	12/31/2009
12558MBN1	14,860,111	14,345,457	(514,654)	14,345,457	2,493,919	12/31/2009
12566RAG6	40,498,727	38,955,331	(1,543,396)	38,955,331	28,805,442	12/31/2009
12566XAE8	34,342,512	31,146,696	(3,195,816)	31,146,696	22,906,737	12/31/2009
12566XAG3	15,725,340	14,714,071	(1,011,269)	14,714,071	7,004,737	12/31/2009
126171AQ0	4,979,133	4,294,375	(684,758)	4,294,375	1,184,275	12/31/2009
126378AG3	14,468,757	13,583,840	(884,917)	13,583,840	9,322,523	12/31/2009
126378AH1	15,735,264	14,849,376	(885,888)	14,849,376	8,924,133	12/31/2009
126670GR3	6,999,491	6,444,126	(555,365)	6,444,126	2,538,239	12/31/2009
126670QT8	3,628,335	3,588,346	(39,989)	3,588,346	2,216,845	12/31/2009
126671TW6	1,104,726	893,475	(211,251)	893,475	157,397	12/31/2009
12667F2J3	38,230,681	37,962,650	(268,031)	37,962,650	16,806,135	12/31/2009
12667F4N2	10,000,000	9,861,140	(138,860)	9,861,140	6,538,343	12/31/2009
12667FMJ1	19,582,164	19,378,750	(203,414)	19,378,750	11,437,931	12/31/2009
12667FR98	6,874,348	4,442,078	(2,432,270)	4,442,078	1,295,211	12/31/2009
12667FYZ2	24,125,540	19,416,478	(4,709,062)	19,416,478	5,117,969	12/31/2009
12667GFB4	68,056,538	67,661,838	(394,700)	67,661,838	49,131,254	12/31/2009
12667GFT5	19,521,163	19,142,452	(378,711)	19,142,452	12,645,891	12/31/2009
12667GJG9	16,385,944	16,353,724	(32,220)	16,353,724	11,171,557	12/31/2009
12667GKE2	15,362,913	14,843,603	(519,310)	14,843,603	7,562,329	12/31/2009
12667GQA4	23,036,429	22,632,016	(404,413)	22,632,016	15,677,998	12/31/2009
12667GW74	20,096,846	20,031,300	(65,546)	20,031,300	14,258,906	12/31/2009
12668ASQ9	4,716,558	4,702,861	(13,697)	4,702,861	3,743,740	12/31/2009
12668ASQ9	23,876,161	23,806,826	(69,335)	23,806,826	18,951,563	12/31/2009
12668ASR7	7,449,505	7,322,310	(127,195)	7,322,310	3,739,156	12/31/2009
126694AG3	14,053,115	13,575,455	(477,660)	13,575,455	5,578,762	12/31/2009
126694HK7	19,184,867	19,020,520	(164,347)	19,020,520	14,660,188	12/31/2009
126694JS8	27,939,566	27,834,551	(105,015)	27,834,551	10,595,359	12/31/2009
126694W61	24,054,887	22,698,356	(1,356,531)	22,698,356	9,466,804	12/31/2009
126694XQ6	32,714,970	30,923,460	(1,791,510)	30,923,460	13,730,021	12/31/2009
12669DN87	2,557,344	1,951,794	(605,550)	1,951,794	1,261,641	12/31/2009
12669E4W3	5,078,179	4,840,772	(237,407)	4,840,772	2,593,800	12/31/2009
12669YAF9	20,652,190	19,664,480	(987,710)	19,664,480	8,774,980	12/31/2009
12669YAH5	16,469,188	16,368,464	(100,724)	16,368,464	6,872,166	12/31/2009
12669YAX0	15,969,650	15,316,597	(653,053)	15,316,597	6,697,462	12/31/2009
12670AAF8	48,352,021	45,989,004	(2,363,017)	45,989,004	33,931,285	12/31/2009
161546FY7	4,136,277	2,201,131	(1,935,146)	2,201,131	671,769	12/31/2009
161551FW1	154,005	103,493	(50,512)	103,493	3,237	12/31/2009
161631AV8	42,128,293	40,838,840	(1,289,453)	40,838,840	30,045,941	12/31/2009
16163BAP9	29,341,512	28,968,116	(373,396)	28,968,116	13,865,667	12/31/2009
16165LAG5	13,821,284	13,647,764	(173,520)	13,647,764	7,986,973	12/31/2009
16165TBJ1	10,448,900	10,263,761	(185,139)	10,263,761	6,816,639	12/31/2009
170255AS2	15,112,930	14,773,335	(339,595)	14,773,335	11,552,634	12/31/2009
17025JAB9	9,459,235	9,190,500	(268,735)	9,190,500	4,008,065	12/31/2009
17025JAB9	28,874,314	28,054,001	(820,313)	28,054,001	12,234,618	12/31/2009
17025TAV3	28,498,552	27,463,403	(1,035,149)	27,463,403	15,287,882	12/31/2009
172973W62	440,184	436,545	(3,639)	436,545	313,988	12/31/2009
17309YAD9	20,217,243	19,172,925	(1,044,318)	19,172,925	12,006,899	12/31/2009
17310AAR7	32,963,982	32,409,718	(554,264)	32,409,718	20,022,763	12/31/2009
17310MAQ3	15,046,908	11,646,343	(3,400,565)	11,646,343	1,856,580	12/31/2009

B-142	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
17310MAS9	$1,275,932	$960,222		$(315,710)	$960,222	$414,852	12/31/2009
17312FAD5	9,855,551	9,846,320		(9,231)	9,846,320	7,494,675	12/31/2009
190749AN1	1,490,230	1,163,840		(326,390)	1,163,840	360,290	12/31/2009
19075CAK9	10,988,235	5,934,671		(5,053,564)	5,934,671	4,175,325	12/31/2009
19075CAL7	4,094,402	2,993,689		(1,100,713)	2,993,689	3,540,530	12/31/2009
19075CAM5	1,087,743	779,994		(307,749)	779,994	719,115	12/31/2009
19075CAN3	841,743	620,145		(221,598)	620,145	500,000	12/31/2009
19075CAS2	3,735,011	3,321,386		(413,625)	3,321,386	2,419,440	12/31/2009
20047EAP7	3,693,912	2,729,624		(964,288)	2,729,624	4,169,656	12/31/2009
20173MAN0	19,810,076	7,538,530		(12,271,546)	7,538,530	3,457,580	12/31/2009
20173MAQ3	1,220,517	672,398		(548,119)	672,398	450,000	12/31/2009
22544QAK5	17,504,444	15,077,211		(2,427,233)	15,077,211	3,463,938	12/31/2009
22544QAM1	19,198,558	6,452,459		(12,746,099)	6,452,459	3,771,547	12/31/2009
22544QAN9	3,673,347	2,374,304		(1,299,043)	2,374,304	1,541,414	12/31/2009
22544QAP4	1,395,672	1,013,001		(382,671)	1,013,001	841,401	12/31/2009
22544QAQ2	2,386,341	1,713,686		(672,655)	1,713,686	1,332,980	12/31/2009
225458DT2	2,910,803	2,893,702		(17,101)	2,893,702	1,143,105	12/31/2009
225458SB5	14,087,585	14,001,463		(86,122)	14,001,463	3,794,631	12/31/2009
22545XAP8	2,080,603	858,458		(1,222,145)	858,458	2,707,527	12/31/2009
22545XAQ6	1,601,753	—	*	(1,601,753)	—	1,117,160	12/31/2009
225470H22	970,504	913,918		(56,586)	913,918	879,984	12/31/2009
251510CY7	6,174,468	6,128,159		(46,309)	6,128,159	2,385,464	12/31/2009
251510ET6	6,610,704	6,129,009		(481,695)	6,129,009	1,531,776	12/31/2009
294751FB3	4,704,156	4,472,358		(231,798)	4,472,358	941,193	12/31/2009
294751FC1	2,323,121	1,249,074		(1,074,047)	1,249,074	395,093	12/31/2009
294754AY2	5,853,602	5,588,893		(264,709)	5,588,893	4,304,994	12/31/2009
32051G2J3	19,664,606	19,456,027		(208,579)	19,456,027	15,337,214	12/31/2009
32051GDH5	5,217,232	4,028,086		(1,189,146)	4,028,086	3,390,503	12/31/2009
32051GFL4	7,842,427	7,595,406		(247,021)	7,595,406	5,536,785	12/31/2009
36157TJG7	1,804,125	1,308,394		(495,731)	1,308,394	1,469,454	12/31/2009
361849S29	6,462,883	4,691,114		(1,771,769)	4,691,114	1,678,015	12/31/2009
36228CYQ0	24,033,161	23,095,688		(937,473)	23,095,688	7,171,836	12/31/2009
3622ECAH9	6,009,448	5,942,640		(66,808)	5,942,640	2,934,538	12/31/2009
3622MPBE7	50,481,437	50,370,399		(111,038)	50,370,399	39,532,250	12/31/2009
362332AM0	6,642,090	4,602,455		(2,039,635)	4,602,455	1,911,030	12/31/2009
362332AN8	3,128,933	473,329		(2,655,604)	473,329	856,025	12/31/2009
362332AT5	8,451,782	642,221		(7,809,561)	642,221	2,520,945	12/31/2009
362332AV0	3,936,084	668,865		(3,267,219)	668,865	1,640,000	12/31/2009
362334QC1	9,544,327	9,182,164		(362,163)	9,182,164	7,009,589	12/31/2009
362669AQ6	10,133,998	10,076,618		(57,380)	10,076,618	6,805,070	12/31/2009
36298JAC7	9,824,095	7,485,905		(2,338,190)	7,485,905	1,299,000	12/31/2009
36828QSL1	1,764,915	977,473		(787,442)	977,473	908,306	12/31/2009
45660LPD5	13,759,047	13,655,346		(103,701)	13,655,346	9,245,813	12/31/2009
46412QAD9	4,768,657	4,752,037		(16,620)	4,752,037	1,247,784	12/31/2009
46614KAB2	2,754,987	2,069,970		(685,017)	2,069,970	500,000	12/31/2009
46625M2W8	1,230,406	1,196,250		(34,156)	1,196,250	169,265	12/31/2009
46625MQ93	2,095,225	474,700		(1,620,525)	474,700	146,389	12/31/2009
46625MZH5	1,179,409	1,094,197		(85,212)	1,094,197	490,187	12/31/2009
46625MZJ1	2,162,622	259,295		(1,903,327)	259,295	342,817	12/31/2009
46625MZK8	2,331,637	—	*	(2,331,637)	—	302,478	12/31/2009
46625MZL6	44,886	—	*	(44,886)	—	225,453	12/31/2009
46625YC68	3,016,699	1,949,218		(1,067,481)	1,949,218	439,970	12/31/2009
46627MAC1	11,109,835	11,107,913		(1,922)	11,107,913	5,679,297	12/31/2009
46628SAG8	26,022,755	24,189,294		(1,833,461)	24,189,294	13,494,828	12/31/2009
46628YBK5	29,479,163	29,064,914		(414,249)	29,064,914	12,713,916	12/31/2009

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-143

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
46628YBP4	$15,611,011	$15,328,042		$(282,969)	$15,328,042	$9,316,003	12/31/2009
46629YAM1	16,337,536	15,714,000		(623,536)	15,714,000	4,461,220	12/31/2009
46629YAQ2	1,460,898	1,180,316		(280,582)	1,180,316	1,011,940	12/31/2009
46630AAG3	450,846	429,259		(21,587)	429,259	360,000	12/31/2009
46630JAQ2	30,100,789	28,949,901		(1,150,888)	28,949,901	11,111,370	12/31/2009
46630JAS8	2,912,412	2,596,223		(316,189)	2,596,223	2,667,440	12/31/2009
46630JAU3	4,457,046	3,568,616		(888,430)	3,568,616	4,334,260	12/31/2009
46630JAW9	3,084,864	2,480,742		(604,122)	2,480,742	3,159,820	12/31/2009
46631BAP0	16,557,726	9,978,276		(6,579,450)	9,978,276	2,458,651	12/31/2009
46632HAR2	2,993,238	2,071,845		(921,393)	2,071,845	863,376	12/31/2009
50177AAL3	9,847,630	2,320,838		(7,526,792)	2,320,838	1,603,730	12/31/2009
50179AAM9	3,872,820	2,919,211		(953,609)	2,919,211	480,000	12/31/2009
50179AAN7	1,687,002	1,350,628		(336,374)	1,350,628	549,000	12/31/2009
50179AAS6	1,625,796	1,300,608		(325,188)	1,300,608	524,370	12/31/2009
50180CAV2	824,030	740,070		(83,960)	740,070	720,000	12/31/2009
50180JAM7	5,085,004	4,203,919		(881,085)	4,203,919	1,700,000	12/31/2009
50180JAR6	2,635,610	2,240,013		(395,597)	2,240,013	840,000	12/31/2009
52108HZ80	6,961,779	5,822,810		(1,138,969)	5,822,810	1,828,078	12/31/2009
525221EB9	4,999,219	4,976,531		(22,688)	4,976,531	2,699,322	12/31/2009
525221EB9	24,996,094	24,882,653		(113,441)	24,882,653	13,496,608	12/31/2009
525221JW8	42,492,282	40,532,474		(1,959,808)	40,532,474	25,739,305	12/31/2009
52522HAL6	40,000,000	39,094,709		(905,291)	39,094,709	17,347,248	12/31/2009
55312TAH6	10,038,969	7,114,883		(2,924,086)	7,114,883	2,796,660	12/31/2009
55312TAJ2	4,409,205	2,116,859		(2,292,346)	2,116,859	2,034,828	12/31/2009
55312TAK9	5,861,263	4,227,537		(1,633,726)	4,227,537	3,406,325	12/31/2009
55312TAQ6	627,674	—	²	(29,932)	597,742	597,742	12/31/2009
55312TAR4	692,324	—	²	(41,516)	650,808	650,808	12/31/2009
55312YAJ1	3,719,481	1,734,574		(1,984,907)	1,734,574	3,123,960	12/31/2009
55312YAK8	1,238,011	832,561		(405,450)	832,561	1,387,912	12/31/2009
576434GR9	2,302,714	2,299,657		(3,057)	2,299,657	1,342,087	12/31/2009
576434SW5	11,501,301	11,319,423		(181,878)	11,319,423	6,428,454	12/31/2009
59022HEC2	4,863,526	1,462,290		(3,401,236)	1,462,290	2,343,838	12/31/2009
59022HED0	254,509	182,000		(72,509)	182,000	271,585	12/31/2009
59025KAK8	19,132,586	18,816,090		(316,496)	18,816,090	6,127,020	12/31/2009
60687UAM9	5,359,678	3,522,644		(1,837,034)	3,522,644	724,072	12/31/2009
60687VAM7	1,011,356	718,736		(292,620)	718,736	973,765	12/31/2009
60687VAN5	467,103	343,023		(124,080)	343,023	551,651	12/31/2009
60688BAM0	5,814,544	2,690,005		(3,124,539)	2,690,005	1,276,092	12/31/2009
60688BAS7	2,980,912	2,368,385		(612,527)	2,368,385	1,370,490	12/31/2009
61745MTQ6	3,511,230	3,145,941		(365,289)	3,145,941	467,827	12/31/2009
61745MU68	2,521,714	2,318,144		(203,570)	2,318,144	1,326,172	12/31/2009
61749EAE7	21,937,113	20,632,744		(1,304,369)	20,632,744	14,241,794	12/31/2009
61749MAC3	4,982,502	3,122,849		(1,859,653)	3,122,849	1,248,255	12/31/2009
61749MAD1	3,971,145	869,200		(3,101,945)	869,200	1,097,016	12/31/2009
61749MAE9	649,935	537,517		(112,418)	537,517	973,452	12/31/2009
61749MAF6	335,488	309,596		(25,892)	309,596	444,996	12/31/2009
61749MAG4	245,789	226,491		(19,298)	226,491	295,570	12/31/2009
61749WAH0	5,831,762	5,444,731		(387,031)	5,444,731	4,125,921	12/31/2009
61749WAJ6	3,826,597	3,730,700		(95,897)	3,730,700	2,791,770	12/31/2009
61750YAF6	33,373,686	32,686,865		(686,821)	32,686,865	16,663,416	12/31/2009
61751NAQ5	2,487,197	1,664,541		(822,656)	1,664,541	589,020	12/31/2009
61751NAR3	1,028,941	880,327		(148,614)	880,327	400,000	12/31/2009
61752JAF7	12,681,357	12,380,156		(301,201)	12,380,156	9,537,557	12/31/2009
61753JAN9	1,142,224	984,350		(157,874)	984,350	877,061	12/31/2009
61754KAN5	29,809,708	29,531,670		(278,038)	29,531,670	5,844,840	12/31/2009

B-144	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
61754KAP0	$13,409,091	$4,918,205		$(8,490,886)	$4,918,205	$2,666,250	12/31/2009
643529AD2	13,146,934	13,050,002		(96,932)	13,050,002	9,017,512	12/31/2009
74438WAN6	1,816,058	1,072,747		(743,311)	1,072,747	458,439	12/31/2009
74924PAJ1	936,873	519,462		(417,411)	519,462	328,120	12/31/2009
74951PEA2	3,495,148	1,433,284		(2,061,864)	1,433,284	835,487	12/31/2009
749577AL6	19,105,048	18,361,591		(743,457)	18,361,591	8,706,964	12/31/2009
74957EAE7	18,387,988	18,193,031		(194,957)	18,193,031	12,426,822	12/31/2009
74957EAF4	38,816,646	38,362,975		(453,671)	38,362,975	30,535,097	12/31/2009
74957VAQ2	22,747,844	22,214,688		(533,156)	22,214,688	17,832,166	12/31/2009
74957XAF2	37,231,074	36,852,426		(378,648)	36,852,426	26,262,639	12/31/2009
749583AH3	10,731,811	10,129,812		(601,999)	10,129,812	4,117,628	12/31/2009
74958AAD6	32,866,792	31,650,698		(1,216,094)	31,650,698	25,854,525	12/31/2009
74958AAH7	29,073,808	27,518,939		(1,554,869)	27,518,939	17,192,658	12/31/2009
74958BAH5	27,755,168	26,705,568		(1,049,600)	26,705,568	17,197,206	12/31/2009
74958EAD8	49,662,273	49,333,700		(328,573)	49,333,700	37,201,145	12/31/2009
75115CAG2	9,239,147	8,856,644		(382,503)	8,856,644	4,622,037	12/31/2009
75971EAF3	467,367	426,479		(40,888)	426,479	249,442	12/31/2009
760985CM1	1,269,068	1,011,624		(257,444)	1,011,624	804,386	12/31/2009
760985SS1	6,542,585	6,519,651		(22,934)	6,519,651	2,957,601	12/31/2009
760985U66	182,646	71,279		(111,367)	71,279	31,872	12/31/2009
76110HHB8	4,318,025	3,800,654		(517,371)	3,800,654	1,572,093	12/31/2009
76110HQT9	1,441,903	1,286,427		(155,476)	1,286,427	541,109	12/31/2009
76110HSH3	3,131,045	2,652,424		(478,621)	2,652,424	583,025	12/31/2009
76110HX53	10,788,610	10,730,777		(57,833)	10,730,777	6,894,858	12/31/2009
76110HX87	24,320,507	23,938,919		(381,588)	23,938,919	15,338,776	12/31/2009
76110WQA7	17,189,799	15,628,688		(1,561,111)	15,628,688	5,701,419	12/31/2009
76110WQU3	4,478,236	2,780,527		(1,697,709)	2,780,527	1,017,879	12/31/2009
76110WRX6	3,720,469	2,952,563		(767,906)	2,952,563	628,962	12/31/2009
76110WXR2	9,699,484	9,369,981		(329,503)	9,369,981	4,053,679	12/31/2009
761118CZ9	11,726,512	11,266,871		(459,641)	11,266,871	4,579,678	12/31/2009
761118PQ5	12,839,852	12,296,584		(543,268)	12,296,584	9,392,704	12/31/2009
76114DAE4	16,600,875	15,340,493		(1,260,382)	15,340,493	12,614,418	12/31/2009
84604CAE7	3,738,299	3,401,918		(336,381)	3,401,918	1,038,660	12/31/2009
86359DPP6	26,065,028	22,653,220		(3,411,808)	22,653,220	7,578,276	12/31/2009
87222PAE3	36,209,915	35,349,968		(859,947)	35,349,968	15,782,436	12/31/2009
87246AAP3	20,502,917	14,536,427		(5,966,490)	14,536,427	2,167,886	12/31/2009
92976UAA8	13,920,295	10,668,447		(3,251,848)	10,668,447	1,820,000	12/31/2009
92977QAP3	13,540,376	8,896,827		(4,643,549)	8,896,827	2,906,604	12/31/2009
92977QAQ1	4,916,523	3,218,603		(1,697,920)	3,218,603	2,611,154	12/31/2009
92978MAN6	25,076,116	21,257,728		(3,818,388)	21,257,728	5,553,925	12/31/2009
92978MAT3	4,232,886	1,366,517		(2,866,369)	1,366,517	1,044,924	12/31/2009
92978QAJ6	41,868,287	34,756,308		(7,111,979)	34,756,308	17,803,755	12/31/2009
92978QAN7	1,054,106	588,222		(465,884)	588,222	1,852,940	12/31/2009
92978QAP2	1,006,290	586,700		(419,590)	586,700	1,681,690	12/31/2009
92978QAR8	2,428,623	2,009,686		(418,937)	2,009,686	3,686,283	12/31/2009
92978TAL5	23,643,133	22,488,549		(1,154,584)	22,488,549	8,652,630	12/31/2009
92978TAM3	7,091,481	5,731,599		(1,359,882)	5,731,599	7,777,740	12/31/2009
939344AN7	7,558,129	—	²	(1,492,699)	6,065,430	6,065,430	12/31/2009
94980KAQ5	891,257	697,126		(194,131)	697,126	605,375	12/31/2009
94980SAS4	37,892,867	37,298,560		(594,307)	37,298,560	19,209,448	12/31/2009
94980SBJ3	19,025,324	18,852,599		(172,725)	18,852,599	9,434,204	12/31/2009
949837AF5	69,395,783	69,077,308		(318,475)	69,077,308	37,135,283	12/31/2009
949837BE7	20,118,623	19,943,534		(175,089)	19,943,534	14,029,989	12/31/2009
949837BK3	8,651,946	8,601,312		(50,634)	8,601,312	6,121,859	12/31/2009
949837CC0	26,170,357	25,669,010		(501,347)	25,669,010	17,713,389	12/31/2009

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-145

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
94983BAP4	$15,664,980	$15,471,918		$(193,062)	$15,471,918	$11,295,344	12/31/2009
94984AAR1	29,306,329	29,299,321		(7,008)	29,299,321	14,513,796	12/31/2009
94984FAR0	35,392,208	35,362,908		(29,300)	35,362,908	25,486,630	12/31/2009
94984XAB6	9,930,589	9,542,007		(388,582)	9,542,007	4,478,081	12/31/2009
94984XAD2	8,215,869	7,891,136		(324,733)	7,891,136	3,736,617	12/31/2009
94984XAM2	12,527,390	12,047,711		(479,679)	12,047,711	6,848,925	12/31/2009
94985JAB6	49,089,904	48,927,100		(162,804)	48,927,100	27,457,860	12/31/2009
94985JBR0	30,201,956	29,492,146		(709,810)	29,492,146	11,724,021	12/31/2009
94985JCA6	30,000,000	28,972,050		(1,027,950)	28,972,050	23,547,594	12/31/2009
94985LAD7	15,416,713	15,332,698		(84,015)	15,332,698	10,789,988	12/31/2009
94985RAP7	63,260,667	61,811,840		(1,448,827)	61,811,840	41,620,166	12/31/2009
94985WAP6	24,098,090	23,541,749		(556,341)	23,541,749	18,898,058	12/31/2009
94985WAQ4	71,553,189	70,433,050		(1,120,139)	70,433,050	28,405,225	12/31/2009
94985WBL4	37,767,886	37,226,500		(541,386)	37,226,500	25,982,515	12/31/2009
94986AAC2	113,043,780	111,243,241		(1,800,539)	111,243,241	79,103,383	12/31/2009
126670QT8	4,999,957	3,628,335		(1,371,622)	3,628,335	1,948,947	9/30/2009
126670QU5	19,998,914	12,696,540		(7,302,374)	12,696,540	7,020,652	9/30/2009
251511AC5	18,175,550	14,861,707		(3,313,843)	14,861,707	8,959,648	9/30/2009
33848JAC9	9,112,868	6,923,454		(2,189,414)	6,923,454	6,366,877	9/30/2009
3622ECAK2	20,941,477	18,788,252		(2,153,225)	18,788,252	11,474,209	9/30/2009
3622ELAD8	50,223,381	44,199,500		(6,023,881)	44,199,500	26,566,545	9/30/2009
362334NC4	17,932,324	14,708,014		(3,224,310)	14,708,014	8,351,942	9/30/2009
362375AD9	19,344,302	15,288,032		(4,056,270)	15,288,032	10,719,528	9/30/2009
395386AP0	16,986,719	14,017,799		(2,968,920)	14,017,799	11,738,682	9/30/2009
525221CM7	28,026,636	24,254,757		(3,771,879)	24,254,757	7,226,630	9/30/2009
525221JW8	44,542,371	42,492,282		(2,050,089)	42,492,282	25,949,093	9/30/2009
52523KAH7	14,909,635	11,956,832		(2,952,803)	11,956,832	8,970,537	9/30/2009
61750YAF6	39,999,988	33,373,686		(6,626,302)	33,373,686	18,338,272	9/30/2009
61752JAF7	14,943,281	12,681,357		(2,261,924)	12,681,357	8,250,000	9/30/2009
74040KAC6	4,810,269	—	²	(515,386)	4,294,883	4,294,883	9/30/2009
87222PAE3	39,983,008	36,209,916		(3,773,092)	36,209,916	16,649,220	9/30/2009
03702YAC4	2,162,800	—	²	(432,560)	1,730,240	1,730,240	9/30/2009
05947UJV1	312,746	—	²	(90,811)	221,935	221,935	9/30/2009
05947UWA2	1,738,023	767,441		(970,582)	767,441	212,822	9/30/2009
05947UWB0	791,256	131,202		(660,054)	131,202	100,361	9/30/2009
05950EAP3	4,884,794	1,370,873		(3,513,921)	1,370,873	715,945	9/30/2009
059511AM7	5,904,407	3,154,584		(2,749,823)	3,154,584	750,192	9/30/2009
059511AS4	6,726,167	1,707,661		(5,018,506)	1,707,661	855,021	9/30/2009
059511AU9	9,752,428	2,073,166		(7,679,262)	2,073,166	1,137,750	9/30/2009
07387BEQ2	7,985,888	6,510,227		(1,475,661)	6,510,227	1,649,017	9/30/2009
07388VAL2	18,797,504	11,722,177		(7,075,327)	11,722,177	2,502,987	9/30/2009
07388YBA9	10,701,132	3,390,725		(7,310,407)	3,390,725	770,000	9/30/2009
07401DAN1	9,459,397	2,892,020		(6,567,377)	2,892,020	861,453	9/30/2009
19075CAK9	15,052,911	10,989,000		(4,063,911)	10,989,000	2,273,985	9/30/2009
19075CAL7	14,220,451	4,095,130		(10,125,321)	4,095,130	1,907,778	9/30/2009
19075CAM5	5,017,824	1,088,000		(3,929,824)	1,088,000	450,000	9/30/2009
19075CAN3	5,017,830	842,000		(4,175,830)	842,000	400,000	9/30/2009
19075CAS2	30,351,166	3,735,010		(26,616,156)	3,735,010	2,419,440	9/30/2009
20047EAP7	10,886,649	3,667,140		(7,219,509)	3,667,140	720,850	9/30/2009
22544QAM1	25,959,195	19,198,558		(6,760,637)	19,198,558	2,598,478	9/30/2009
22544QAN9	13,672,024	3,673,346		(9,998,678)	3,673,346	1,221,097	9/30/2009
22544QAP4	4,970,573	1,387,115		(3,583,458)	1,387,115	715,966	9/30/2009
225470H22	3,888,986	970,505		(2,918,481)	970,505	240,000	9/30/2009
362332AT5	15,051,925	8,451,781		(6,600,144)	8,451,781	2,285,175	9/30/2009
36828QSL1	2,972,198	1,764,915		(1,207,283)	1,764,915	611,917	9/30/2009

B-146	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
396789KF5	$5,378,625	$4,506,021		$(872,604)	$4,506,021	$1,194,307	9/30/2009
46614KAB2	9,657,805	2,800,420		(6,857,385)	2,800,420	500,000	9/30/2009
46629YAM1	20,070,948	16,337,536		(3,733,412)	16,337,536	3,476,200	9/30/2009
46630JAS8	10,035,389	2,912,412		(7,122,977)	2,912,412	1,108,700	9/30/2009
46632HAR2	4,028,186	2,987,063		(1,041,123)	2,987,063	657,928	9/30/2009
50180CAM2	11,464,618	2,607,049		(8,857,569)	2,607,049	1,573,335	9/30/2009
55312TAJ2	9,036,266	4,409,675		(4,626,591)	4,409,675	1,432,692	9/30/2009
55312TAK9	24,178,234	5,855,254		(18,322,980)	5,855,254	2,631,250	9/30/2009
55312TAR4	701,767	692,323		(9,444)	692,323	849,940	9/30/2009
55312YAJ1	15,059,261	3,720,260		(11,339,001)	3,720,260	3,310,965	9/30/2009
55312YAK8	8,031,810	1,238,428		(6,793,382)	1,238,428	1,521,368	9/30/2009
55312YAL6	10,039,591	1,036,649		(9,002,942)	1,036,649	1,268,330	9/30/2009
55312YAS1	10,039,851	682,106		(9,357,745)	682,106	1,273,890	9/30/2009
55312YAT9	2,141,339	1,234,413		(906,926)	1,234,413	1,800,000	9/30/2009
59023BAL8	4,930,792	4,713,154		(217,638)	4,713,154	604,725	9/30/2009
60687VAM7	5,018,438	1,011,356		(4,007,082)	1,011,356	581,350	9/30/2009
60688BAM0	8,279,911	5,814,544		(2,465,367)	5,814,544	2,036,952	9/30/2009
60688BAS7	9,910,681	2,980,912		(6,929,769)	2,980,912	2,100,637	9/30/2009
61745MU68	3,909,052	2,521,714		(1,387,338)	2,521,714	949,776	9/30/2009
61746WE63	5,393,259	4,810,580		(582,679)	4,810,580	1,369,482	9/30/2009
61749MAE9	3,953,068	649,935		(3,303,133)	649,935	783,732	9/30/2009
61750CAS6	9,000,000	5,734,363		(3,265,637)	5,734,363	1,779,777	9/30/2009
61751NAQ5	4,014,486	2,487,197		(1,527,289)	2,487,197	496,676	9/30/2009
61753JAL3	10,039,489	1,923,248		(8,116,241)	1,923,248	1,497,480	9/30/2009
61754KAP0	16,333,731	13,409,091		(2,924,640)	13,409,091	1,823,465	9/30/2009
74438WAN6	2,435,634	1,816,058		(619,576)	1,816,058	483,756	9/30/2009
92978QAJ6	44,853,705	41,898,576		(2,955,129)	41,898,576	23,143,606	9/30/2009
92978QAN7	10,035,032	1,054,620		(8,980,412)	1,054,620	1,308,000	9/30/2009
92978QAP2	10,035,430	1,006,809		(9,028,621)	1,006,809	1,227,540	9/30/2009
92978QAR8	33,913,365	2,428,623		(31,484,742)	2,428,623	2,703,520	9/30/2009
92978QAT4	2,207,457	(307,191)		(2,514,648)	(307,191)	1,400,000	9/30/2009
92978TAL5	30,104,829	23,644,657		(6,460,172)	23,644,657	5,013,420	9/30/2009
92978TAM3	30,106,380	7,091,481		(23,014,899)	7,091,481	4,660,680	9/30/2009
02151CBD7	30,078,496	28,536,105		(1,542,391)	28,536,105	22,051,302	9/30/2009
12566XAG3	17,348,888	15,725,340		(1,623,548)	15,725,340	6,953,865	9/30/2009
02147QAE2	49,228,610	45,152,500		(4,076,110)	45,152,500	36,433,950	9/30/2009
12544RAL2	9,625,351	8,883,000		(742,351)	8,883,000	5,950,703	9/30/2009
12566XAE8	36,726,158	34,342,512		(2,383,646)	34,342,512	23,452,904	9/30/2009
16165TBJ1	11,550,415	10,448,900		(1,101,515)	10,448,900	6,535,688	9/30/2009
46627MAC1	11,998,763	11,109,835		(888,928)	11,109,835	5,856,448	9/30/2009
362334ME1	30,218,777	—	²	(12,195,320)	18,023,457	18,023,457	6/30/2009
61749EAE7	25,483,761	—	²	(16,778,706)	8,705,055	8,705,055	6/30/2009
643529AD2	15,955,720	—	²	(8,979,720)	6,976,000	6,976,000	6/30/2009
74040KAC6	5,669,246	—	²	(858,977)	4,810,269	4,810,269	6/30/2009
939344AN7	6,948,092	—	²	(1,155,092)	5,793,000	5,793,000	6/30/2009
46630AAG3	3,008,127	—	²	(2,599,827)	408,300	408,300	6/30/2009
46630AAC2	3,509,499	—	²	(2,982,749)	526,750	526,750	6/30/2009
46630JAU3	20,074,125	—	²	(17,918,125)	2,156,000	2,156,000	6/30/2009
50179AAN7	5,511,632	—	²	(4,650,800)	860,832	860,832	6/30/2009
362332AV0	20,707,546	—	²	(18,846,146)	1,861,400	1,861,400	6/30/2009
50179AAS6	7,520,314	—	²	(6,537,495)	982,819	982,819	6/30/2009
50179AAM9	4,015,625	—	²	(3,284,425)	731,200	731,200	6/30/2009
07388YBE1	6,678,995	—	²	(6,104,995)	574,000	574,000	6/30/2009
07388YBC5	6,807,716	—	²	(6,205,016)	602,700	602,700	6/30/2009
05947UJT6	1,000,436	—	²	(743,026)	257,410	257,410	6/30/2009

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-147

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
61751NAR3	$4,002,195	$—	²	$(3,660,595)	$341,600	$341,600	6/30/2009
92978MAT3	5,464,600	—	²	(4,860,639)	603,961	603,961	6/30/2009
92977QAQ1	13,034,405	—	²	(11,980,105)	1,054,300	1,054,300	6/30/2009
61754JAN8	2,787,584	—	²	(2,427,884)	359,700	359,700	6/30/2009
61753JAN9	7,376,067	—	²	(6,286,655)	1,089,412	1,089,412	6/30/2009
61753JAM1	10,040,730	—	²	(8,673,730)	1,367,000	1,367,000	6/30/2009
50180JAL9	7,028,178	—	²	(5,882,278)	1,145,900	1,145,900	6/30/2009
61749MAF6	2,933,947	—	²	(2,552,647)	381,300	381,300	6/30/2009
61746WE89	934,072	—	²	(703,548)	230,524	230,524	6/30/2009
61746WE71	2,038,212	—	²	(1,558,205)	480,007	480,007	6/30/2009
59023BAM6	5,888,700	—	²	(4,806,900)	1,081,800	1,081,800	6/30/2009
59022HEC2	6,984,225	—	²	(5,699,025)	1,285,200	1,285,200	6/30/2009
50180JAM7	17,068,049	—	²	(14,611,549)	2,456,500	2,456,500	6/30/2009
59022HED0	2,244,466	—	²	(1,953,125)	291,341	291,341	6/30/2009
52108RCK6	13,624,490	—	²	(12,692,065)	932,425	932,425	6/30/2009
50180JAR6	12,048,727	—	²	(10,654,327)	1,394,400	1,394,400	6/30/2009
251510CY7	9,287,032	—	²	(7,029,696)	2,257,336	2,257,336	6/30/2009
52521RAS0	3,173,730	—	²	(1,672,517)	1,501,213	1,501,213	6/30/2009
02149HAK6	27,458,769	—	²	(13,202,360)	14,256,409	14,256,409	6/30/2009
75115CAG2	10,160,350	—	²	(5,511,758)	4,648,592	4,648,592	6/30/2009
126378AG3	16,952,099	—	²	(8,331,528)	8,620,571	8,620,571	3/31/2009
126378AH1	18,332,132	—	²	(8,896,772)	9,435,360	9,435,360	3/31/2009
46628SAG8	28,479,557	—	²	(15,739,186)	12,740,371	12,740,371	3/31/2009
589929JS8	3,614,074	—	²	(977,614)	2,636,460	2,636,460	3/31/2009
61749WAH0	8,348,064	—	²	(3,723,256)	4,624,808	4,624,808	3/31/2009
61749WAJ6	4,840,214	—	²	(2,064,598)	2,775,616	2,775,616	3/31/2009
74040KAC6	6,735,434	—	²	(1,066,188)	5,669,246	5,669,246	3/31/2009
84604CAE7	4,395,157	—	²	(2,954,291)	1,440,866	1,440,866	3/31/2009
939344AN7	7,049,401	—	²	(101,309)	6,948,092	6,948,092	3/31/2009
03702YAC4	4,325,600	—	²	(2,162,800)	2,162,800	2,162,800	3/31/2009
190749AN1	5,165,844	—	²	(4,674,925)	490,919	490,919	3/31/2009
22544QAQ2	14,679,428	—	²	(13,730,058)	949,370	949,370	3/31/2009
22545DAL1	18,978,397	—	²	(17,449,489)	1,528,908	1,528,908	3/31/2009
46629YAQ2	5,060,345	—	²	(4,730,706)	329,639	329,639	3/31/2009
46630JAW9	20,076,375	—	²	(18,747,505)	1,328,870	1,328,870	3/31/2009
55312TAQ6	1,243,450	—	²	(615,776)	627,674	627,674	3/31/2009
55312TAR4	1,246,413	—	²	(544,645)	701,768	701,768	3/31/2009
59023BAN4	6,816,310	—	²	(5,908,928)	907,382	907,382	3/31/2009
05949AA67	7,180,337	—	²	(4,018,514)	3,161,823	3,161,823	3/31/2009
05949AA75	831,546	—	²	(270,990)	560,556	560,556	3/31/2009
12667FR98	9,441,206	—	²	(3,893,272)	5,547,934	5,547,934	3/31/2009
12669DN87	2,733,589	—	²	(1,410,077)	1,323,512	1,323,512	3/31/2009
251510ET6	12,727,050	—	²	(11,016,684)	1,710,366	1,710,366	3/31/2009
79548KJH2	51,335	—	²	(23,450)	27,885	27,885	3/31/2009
79548KJJ8	53,540	—	²	(21,307)	32,233	32,233	3/31/2009
79548KJK5	28,691	—	²	(12,508)	16,183	16,183	3/31/2009
02148FAW5	32,011,265	—	²	(13,311,789)	18,699,476	18,699,476	3/31/2009
76114DAE4	18,470,379	—	²	(12,205,478)	6,264,901	6,264,901	3/31/2009
76114DAE4	7,280,863	—	²	(2,325,579)	4,955,284	4,955,284	12/31/2008
02148YAD6	24,448,782	—	²	(10,894,044)	13,554,738	13,554,738	12/31/2008
028909AC3	1,459,724	—	²	(481,866)	977,858	977,858	12/31/2008
03702YAC4	7,278,038	—	²	(2,952,438)	4,325,600	4,325,600	12/31/2008
05947UJV1	884,711	—	²	(566,669)	318,042	318,042	12/31/2008
05947UWC8	724,284	—	²	(637,873)	86,411	86,411	12/31/2008
05947UWD6	917,748	—	²	(838,199)	79,549	79,549	12/31/2008

B-148	Statement of Additional Information ■ M Intelligent Survivorship VUL

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
05949AA75	$2,375,256	$—	²	$(1,542,097)	$833,159	$833,159	12/31/2008
05949AM23	5,328,628	—	²	(3,347,549)	1,981,079	1,981,079	12/31/2008
05949AM31	1,618,515	—	²	(1,265,231)	353,284	353,284	12/31/2008
073945AS6	1,754,077	—	²	(1,498,173)	255,904	255,904	12/31/2008
12669EWZ5	4,405,837	—	²	(2,024,744)	2,381,093	2,381,093	12/31/2008
17310MAS9	4,015,015	—	²	(3,485,815)	529,200	529,200	12/31/2008
20173MAQ3	4,869,808	—	²	(4,234,308)	635,500	635,500	12/31/2008
21075WCJ2	1,407,861	—	²	(377,699)	1,030,162	1,030,162	12/31/2008
22540VHN5	2,463,713	—	²	(1,124,977)	1,338,736	1,338,736	12/31/2008
22545XAP8	33,792,994	—	²	(29,365,135)	4,427,859	4,427,859	12/31/2008
294751DY5	1,586,038	—	²	(894,024)	692,014	692,014	12/31/2008
294751FC1	2,299,916	—	²	(1,875,560)	424,356	424,356	12/31/2008
36228CDP5	750,894	—	²	(532,759)	218,135	218,135	12/31/2008
3622ECAH9	9,815,000	—	²	(6,403,699)	3,411,301	3,411,301	12/31/2008
38500XAM4	3,263,688	—	²	(2,878,688)	385,000	385,000	12/31/2008
46412QAD9	6,997,504	—	²	(5,554,244)	1,443,260	1,443,260	12/31/2008
46625M2W8	1,708,545	—	²	(1,550,593)	157,952	157,952	12/31/2008
46625M2Y4	596,284	—	²	(442,858)	153,426	153,426	12/31/2008
50180CAV2	6,024,175	—	²	(5,211,175)	813,000	813,000	12/31/2008
50180CAW0	7,183,387	—	²	(6,315,658)	867,729	867,729	12/31/2008
55312TAQ6	3,817,868	—	²	(2,574,418)	1,243,450	1,243,450	12/31/2008
55312TAR4	3,616,402	—	²	(2,369,989)	1,246,413	1,246,413	12/31/2008
55312YAT9	20,004,831	—	²	(17,949,031)	2,055,800	2,055,800	12/31/2008
589929JS8	4,196,584	—	²	(460,813)	3,735,771	3,735,771	12/31/2008
60687VAN5	3,276,152	—	²	(2,857,652)	418,500	418,500	12/31/2008
61746WE97	982,114	—	²	(622,238)	359,876	359,876	12/31/2008
61746WF21	198,149	—	²	(108,779)	89,370	89,370	12/31/2008
61749MAG4	2,463,365	—	²	(2,174,584)	288,781	288,781	12/31/2008
70556RAD3	41,824,931	—	²	(16,186,786)	25,638,145	25,638,145	12/31/2008
74040KAC6	14,387,860	—	²	(7,644,893)	6,742,967	6,742,967	12/31/2008
74924PAJ1	1,071,735	—	²	(577,030)	494,705	494,705	12/31/2008
760985U58	380,419	—	²	(70,655)	309,764	309,764	12/31/2008
760985U66	166,134	—	²	(69,050)	97,084	97,084	12/31/2008
76110HQT9	2,966,509	—	²	(1,968,981)	997,528	997,528	12/31/2008
76110VLD8	2,354,852	—	²	(467,251)	1,887,601	1,887,601	12/31/2008
76110VPJ1	2,462,808	—	²	(780,464)	1,682,344	1,682,344	12/31/2008
76110VPU6	1,428,428	—	²	(659,001)	769,427	769,427	12/31/2008
76110VTQ1	6,999,985	—	²	(6,060,515)	939,470	939,470	12/31/2008
76110WRX6	4,096,799	—	²	(1,412,549)	2,684,250	2,684,250	12/31/2008
76110WVT0	1,123,116	—	²	(565,567)	557,549	557,549	12/31/2008
76113GAC2	4,756,743	—	²	(4,437,090)	319,653	319,653	12/31/2008
92978QAT4	20,021,630	—	²	(17,893,630)	2,128,000	2,128,000	12/31/2008
939344AN7	10,000,000	—	²	(3,054,200)	6,945,800	6,945,800	12/31/2008
93934DAQ0	87,351	—	²	(51,823)	35,528	35,528	12/31/2008
94980KAQ5	1,103,943	—	²	(643,629)	460,314	460,314	12/31/2008
004421RV7	9,463,168	7,747,697	¹	(1,715,471)	7,747,697	7,003,715	9/30/2008
03702YAC4	21,627,908	—	²	(14,058,108)	7,569,800	7,569,800	9/30/2008
05949AM31	1,873,669	1,656,719	¹	(216,950)	1,656,719	739,839	9/30/2008
55312TAQ6	10,046,558	—	²	(6,083,638)	3,962,920	3,962,920	9/30/2008
55312TAR4	11,893,403	—	²	(8,099,902)	3,793,501	3,793,501	9/30/2008
589929JS8	5,505,188	—	²	(694,732)	4,810,456	4,810,456	9/30/2008
74040KAC6	15,328,440	—	²	(940,580)	14,387,860	14,387,860	9/30/2008
316781AA1	14,996,100	—	²	(8,432,550)	6,563,550	6,563,550	9/30/2008
67088CAA5	20,000,000	—	²	(17,500,000)	2,500,000	2,500,000	9/30/2008
004421RV7	13,293,979	10,420,391	¹	(2,873,588)	10,420,391	8,677,457	9/30/2008

M Intelligent Survivorship VUL ■ Statement of Additional Information	B-149

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA	concluded

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
05947UJV1	$1,613,758	$1,063,032	¹	$(550,726)	$1,063,032	$2,510,921	9/30/2008
74040KAC6	16,983,047	—	²	(834,284)	16,148,763	16,148,763	9/30/2008
46625M2Y4	1,434,849	674,165	¹	(760,684)	674,165	727,135	3/31/2008
61746WE97	1,687,099	1,085,336	¹	(601,763)	1,085,336	1,710,037	3/31/2008
61746WF21	659,501	249,760	¹	(409,741)	249,760	545,244	3/31/2008
68400XBL3	557,541	280,704	¹	(276,837)	280,704	426,874	3/31/2008
760985U66	867,188	—	²	(536,924)	330,264	330,264	12/31/2007
363259AA0	15,000,000	—	²	(4,800,000)	10,200,000	10,200,000	12/31/2007
61746WF21	771,351	676,705	¹	(94,646)	676,705	556,580	12/31/2007
760985U58	2,813,940	911,116	¹	(1,902,824)	911,116	2,421,305	12/31/2007
76110WRX6	5,900,848	4,987,584	¹	(913,264)	4,987,584	4,149,159	12/31/2007
652454BB4	10,000,000	—	²	(1,500,000)	8,500,000	8,500,000	9/30/2007
652454BC2	5,000,000	—	²	(850,000)	4,150,000	4,150,000	9/30/2007
52518RBE5	1,322,892	—	²	(333,510)	989,382	989,382	6/30/2006
74681@AK5	4,500,000	—	²	(2,487,421)	2,012,579	2,012,579	9/30/2003
Total				(2,809,307,433)

[1]	Impairment based on undiscounted cash flows.
[2]	Impairment based on Fair Value.
*	Securities identified as having a net present value of $0.

B-150	Statement of Additional Information ■ M Intelligent Survivorship VUL

730 Third Avenue New York, NY 10017-3206

A13723 (5/13)

PART C: OTHER INFORMATION

Item 26. Exhibits

(a)	Board of Directors Resolution establishing TIAA-CREF Life Separate Account VLI-2. (1)

(b)	Custodian Agreements.

	(1)	Form of Domestic Custody Agreement between TIAA-CREF Life Insurance Company on behalf of TIAA-CREF Life Separate Account VLI-2 and JPMorgan Chase Bank, N.A. (8)

(c)	Underwriting Contracts.

	(1)	Principal Underwriter Distribution Agreement for the TIAA-CREF Life Insurance Company Unit Investment Trust Separate Accounts. (4)

	(2)	Cash Disbursement and Reimbursement Agreement for the TIAA-CREF Life Insurance Company Unit Investment Trust Separate Accounts. (4)

(d)	Contracts.

	(1)	(a) Flexible Premium Last Survivor Variable Universal Life Insurance Policy. (7)

(b) Estate Protection Rider. (7)

(c) Policy Split Rider. (7)

(d) Enhanced Policy Split Rider. (7)

(e) Overloan Protection Endorsement (6)

(f) Aviation Limitation Endorsement (6)

(e)	Applications.

	(1)	Form of Application. (7)

(f)	Depositor’s Certificate of Incorporation and By-Laws.

	(1)	Charter of TIAA-CREF Life Insurance Company (3)

	(2)	By-laws of TIAA-CREF Life Insurance Company (3)

(g)	Reinsurance Contracts.

(h)	Participation Agreements.

	(1)	Participation Agreement among T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Investment Services, Inc., and TIAA-CREF Life Insurance Company. (4)

	(2)	Participation Agreement by and among DFA Investment Dimensions Group Inc., Dimensional Fund Advisors LP, DFA Securities LLC and TIAA-CREF Life Insurance Company. (7)

	(3)	Participation Agreement between Vanguard Variable Insurance Fund, and the Vanguard Group, Inc, and Vanguard Marketing Corporation, and TIAA-CREF Life Insurance Company. (7)

	(4)	M Fund, Inc. Participation Agreement with TIAA-CREF Life Insurance Company. (5)

	(5)	Amendment to Participation Agreement among TIAA-CREF Life, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P., dated March 1, 2012. (5)

	(6)	Amendment to Participation Agreement among TIAA-CREF Life, ING Investors Trust, and ING Funds Distributor, LLC with respect to institutional shares, dated March 1, 2012. (5)

	(7)	Amendment to Participation Agreement between TIAA-CREF Life and Janus Aspen Series with respect to Institutional Shares, dated March 19, 2012. (5)

	(8)	Amendment to Participation Agreement among TIAA-CREF Life, Neuberger Berman Advisers Management Trust, and Neuberger Berman Management, Inc., dated March 7, 2012. (5)

	(9)	Amendment to Participation Agreement among TIAA-CREF Life, PIMCO Variable Insurance Trust, and PIMCO Investments LLC, dated February 29, 2012. (5)

	(10)	Amendment to Participation Agreement among TIAA-CREF Life, The Prudential Series Fund, Prudential Investments LLC, and Prudential Investment Management Services LLC, March 1, 2012. (5)

	(11)	Amendment to Participation Agreement between Principal Variable Contracts Fund, Inc., Principal Funds Distributor Inc. and TIAA-CREF Life Insurance Company, dated as of February 29, 2012. (5)

	(12)	Amendment to Participation Agreement among T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Investment Services, Inc., and TIAA-CREF Life Insurance Company dated March 23, 2012. (5)

	(13)	Amendment No. 3 to Administrative Services Agreement between Franklin Templeton Services, LLC and TIAA-CREF Life Insurance Company dated April 9, 2012. (5)

	(14)	Amendment to Participation Agreement among TIAA-CREF Life, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P. (8)

	(15)	Amendment to Participation Agreement among TIAA-CREF Life, Neuberger Berman Advisers Management Trust, and Neuberger Berman Management, Inc. (8)

	(16)	Amendment to Participation Agreement among TIAA-CREF Life, The Prudential Series Fund, Prudential Investments LLC, and Prudential Investment Management Services LLC. (8)

	(17)	Amendment to Participation Agreement between Principal Variable Contracts Fund, Inc., Principal Funds Distributor Inc. and TIAA-CREF Life Insurance Company. (8)

	(18)	Amendment to Participation Agreement among T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Investment Services, Inc., and TIAA-CREF Life Insurance Company. (8)

	(19)	Amendment to Participation Agreement by and among DFA Investment Dimensions Group Inc., Dimensional Fund Advisors LP, DFA Securities LLC and TIAA-CREF Life Insurance Company. (8)

	(20)	Amendment to Participation Agreement between Vanguard Variable Insurance Fund, and the Vanguard Group, Inc, and Vanguard Marketing Corporation, and TIAA-CREF Life Insurance Company. (8)

	(21)	Amendment to Fund Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., TIAA-CREF Life Insurance Company, and TIAA-CREF Institutional and Individual Services, LLC. *

	(22)	Amendment to Fund Participation Agreement between ING Investors Trust, ING Investments Distributor, LLC, and TIAA-CREF Life Insurance Company. *

	(23)	Amendment to Fund Participation Agreement between T. Rowe Price Associates, Inc. and TIAA-CREF Life Insurance Company. *

	(24)	Amendment to Fund Participation Agreement between M Financial Advisers, Inc., M Holdings Securities, Inc., and TIAA-CREF Life Insurance Company. *

	(25)	Amendment to Fund Participation Agreement between T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Investment Services, Inc., and TIAA-CREF Life Insurance Company. *

(i)	Administrative Contracts.

(1) Form of Administrative Services Agreement by and between McCamish Systems, LLC and Teachers Insurance and Annuity Association of America. (2)

(2) Form of Investment Accounting Agreement by and between State Street Bank and Trust Company and Teachers Insurance and Annuity Association of America and TIAA-CREF Life Insurance Company on behalf of the Separate Account. (2)

(j)	Other Material Contracts. Not Applicable.

(k)	Legal Opinion. Opinion and Consent of Meredith Kornreich, Esq. as to the legality of the securities being registered *

(l)	Actuarial Opinion. Not Applicable.

(m)	Calculation. Not Applicable.

(n)	Other Opinions.

(1) Consents of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. *

(o)	Omitted Financial Statements. Not Applicable.

(p)	Initial Capital Agreements. Not Applicable.

(q)	Transfer and Redemption Procedures pursuant to Rule 6e-3(T)(b)(12)(iii).

(1) Description Of Issuance, Transfer And Redemption Procedures M Intelligent Flexible Premium Last Survivor Variable Universal Life Insurance Policies Issued By TIAA-CREF Life Insurance Company. (8)

(r)	Powers of Attorney. *

(1)	Incorporated by reference to the Registration Statement on Form N-6, filed on January 31, 2012 (File Nos 333-179272 and 811-22659).

(2)	Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, filed on May 1, 2008 (File Nos 333-128699 and 811-10393).

(3)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed January 31, 2002 (File No. 333-62162).

(4)	Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, filed on April 23, 2012 (File Nos 333-145064 and 811-08963).

(5)	Incorporated by reference to the Registration Statement on Form N-6, filed on April 24, 2012 (File Nos 333-179272 and 811-22659).

(6)	Incorporated by reference to the Registration Statement on Form N-6, filed on January 31, 2012 (File Nos 333-179272 and 811-22659).

(7)	Incorporated by reference to the Registration Statement on Form N-6, filed on August 3, 2012 (File Nos 333-183060 and 811-22659).

(8)	Incorporated by reference to the Registration Statement on Form N-6, filed on October 25, 2012 (File Nos 333-183060 and 811-22659).

*	FiledHerewith

Item 27. Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
David M. Anderson	Director, Chairman
Kathie Andrade	Director
Elizabeth D. Black	Director
Matthew Halperin	Director
Nancy Heller	Director
Eric T. Jones	Director
Matthew Kurzweil	Director
Russell Noles	Director
Ronald R. Pressman	Director
Martin Snow	Director
Elizabeth Debenedictis	Vice President, Third Party Insurance Wholesaling
Linda Dougherty	Vice President & Chief Financial Officer
Margarita Echevarria	Chief Compliance Officer
Jorge Gutierrez	Vice President, Treasurer
Meredith Kornreich	Vice President & General Counsel
Richard Biegen	Chief Compliance Officer of the Separate Account
Marjorie Pierre-Merrit	Vice President & Assistant Corporate Secretary
Jeremy Ragsdale	Vice President , Product Management
Kevin Tiernan	Vice President, Insurance & ATA Products

*	The principal business address for each officer and director is 730 Third Avenue, New York, New York 10017-3206

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant

The following chart indicates subsidiaries of Teachers Insurance and Annuity Association of America. These subsidiaries are included in the consolidated financial statements of Teachers Insurance and Annuity Association of America.

All Teachers Insurance and Annuity Association of America subsidiary companies are Delaware corporations, except as indicated.

Item 29. Indemnification

The TIAA-CREF Life bylaws provide that the TIAA-CREF Life Insurance Company will indemnify, in the manner and to the fullest extent permitted by law, each person made or threatened to be made a party to any action, suit or proceeding, whether or not by or in the right of the TIAA-CREF Life Insurance Company, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that he or she or his or her testator or intestate is or was a director, officer or employee of the TIAA-CREF Life Insurance Company, or is or was serving at the request of the TIAA-CREF Life Insurance Company as director, officer or employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, if such director, officer or employee acted, in good faith, for a purpose which he reasonably believed to be in, or in the case of service for any other corporation or any partnership, joint venture trust, employee benefit plan or other enterprise, not opposed to, the best interests of the TIAA-CREF Life Insurance Company and in criminal actions or proceedings, in addition, had no reasonable cause to believe his or her conduct was unlawful. To the fullest extent permitted by law such indemnification shall include judgments, fines, amounts paid in settlement, and reasonable expenses, including attorneys’ fees. No payment of indemnification, advance or allowance under the foregoing provisions shall be made unless a notice shall have been filed with the Superintendent of Insurance of the State of New York not less than thirty days prior to such payment specifying the persons to be paid, the amounts to be paid, the manner in which payment is authorized and the nature and status, at the time of such notice, of the litigation or threatened litigation.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Securities Act”) may be permitted to officers and directors of the Depositor, pursuant to the foregoing provision or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in connection with the successful defense of any action, suit or proceeding) is asserted by a director or officer in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a) TIAA-CREF Individual and Institutional Services, LLC

(b) Management.

Name and Principal Business Address*	Positions and Offices with Underwriter
Kathie J. Andrade	President and Chief Executive Officer
Stephen D. Collier	Senior Vice President, Head of Tax
William C. Bair	Vice President and Chief Financial Officer
Yves P. Denize	Vice President and Chief Legal Officer
Linda Dougherty	Vice President and Controller
Peter Kennedy	Vice President and Chief Operating Officer
Pamela Lewis Marlborough	Vice President and Assistant Secretary
Raymond Bellucci	Vice President
Kevin C. Brown	Vice President
Douglas Chittenden	Vice President
William Griesser	Vice President
Christopher J. Weyrauch	Senior Managing Director
Catherine McCabe	Managing Director
Peter Case	Director of Operations
Patricia Adams	Assistant Director, Operations
Samuel Turvey	Chief Compliance Officer
Thomas Dudek	Anti-Money Laundering Officer
Jorge Gutierrez	Treasurer
Jennifer Sisom	Assistant Treasurer
Marjorie Pierre-Merritt	Secretary
Janet Acosta	Assistant Secretary
Henry W. Atkinson	Assistant Secretary
Nicholas Cifelli	Assistant Secretary
Gail Clinton	Assistant Secretary
Jamin R. Jenkins	Assistant Secretary
Ann Medeiros	Assistant Secretary

*	The address of each Director and Officer is c/o TIAA-CREF Individual and Institutional Services, LLC, 730 Third Avenue, New York, NY 10017-3206

(c) Compensation From the Registrant. None

Item 31. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the Registrant’s home office, 730 Third Avenue, New York, New York 10017, and at other offices of the Registrant located at 8500 Andrew Carnegie Boulevard, Charlotte, North Carolina 28262, as well as at (i) State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105; (ii) McCamish Systems LLC, Quality Technology Services, 300 Satellite Blvd, Suwanee, GA 30024 and Iron Mountain, 660 Distribution Drive, Atlanta, GA 30336; and (iii) JPMorgan Chase, 4 Chase Metrotech Center, Brooklyn, New York 11245. In addition, certain duplicated records are maintained at Iron Mountain 22 Kimberly Road East Brunswick, NJ 08816, Citistorage, 5 North 11th Street, Brooklyn, NY 11211, File Vault, 839 Exchange Street, Charlotte, NC 28208.

Item 32. Management Services

All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation

TIAA-CREF Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by TIAA-CREF Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, TIAA-CREF Life Separate Account VLI-2, certifies that it meets the requirements of Securities Act of 1933 Rule 485(b) for effectiveness of this registration statement and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Charlotte, and State of North Carolina on the 24th day of April, 2013.

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2

By:	TIAA-CREF Life Insurance Company (On behalf of the Registrant and itself)

By:	*

David M. Anderson President

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons on April 24, 2013 in the capacities indicated.

Signature	Title

David M. Anderson

*	President and Chief Executive Officer
Linda S. Dougherty

*	Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)
David M. Anderson

*	Director
Kathie Andrade

*	Director
Elizabeth D. Black

*	Director
Matthew Halperin

*	Director
Nancy Heller

*	Director
Eric T. Jones

*	Director
Matthew Kurzweil

*	Director, Vice Chairman
Russell Noles

*	Director
Ronald R. Pressman

*	Director
Martin Snow

*	Signed by Kenneth W. Reitz, Esq. as attorney-in-fact pursuant to a Power of Attorney effective: April 19, 2013

/s/ Kenneth W. Reitz
Kenneth W. Reitz, Esq.
Attorney-in-fact

EXHIBIT INDEX

(h)	(21)	Amendment to Fund Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., TIAA-CREF Life Insurance Company, and TIAA-CREF Institutional and Individual Services, LLC.

(h)	(22)	Amendment to Fund Participation Agreement between ING Investors Trust, ING Investments Distributor, LLC, and TIAA-CREF Life Insurance Company.

(h)	(23)	Amendment to Fund Participation Agreement between T. Rowe Price Associates, Inc. and TIAA-CREF Life Insurance Company.

(h)	(24)	Amendment to Fund Participation Agreement between M Financial Advisers, Inc., M Holdings Securities, Inc., and TIAA-CREF Life Insurance Company.

(h)	(25)	Amendment to Fund Participation Agreement between T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Investment Services, Inc., and TIAA-CREF Life Insurance Company. *

(k)		Legality Opinion and Consent of Meredith Kornreich, Esquire.

(n)	(1)	Consents of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

(r)		Power of Attorney.

1